Exhibit 10.1
S
ECOND
A
MENDED AND
R
ESTATED
C
REDIT
A
GREEMENT
D
ATED
AS OF
A
UGUST
31, 2026
AMONG
C
AL
-M
AINE
F
OODS
, I
NC
.,
T
HE
G
UARANTORS
FROM TIME TO
TIME PARTY
HERETO
,
THE
L
ENDERS FROM TIME
TO TIME PARTY
HERETO
,
AND
BMO B
ANK
N.A. (
FORMERLY
KNOWN AS
BMO H
ARRIS
B
ANK
N.A.),
AS
A
DMINISTRATIVE
A
GENT
BMO C
APITAL
M
ARKETS
,
AS
S
OLE
L
EAD
A
RRANGER AND
S
OLE
B
OOK
R
UNNER
AND
G
REEN
S
TONE
F
ARM
C
REDIT
S
ERVICES
, ACA,
AS
S
YNDICATION
A
GENT

Exhibit 10.1
T
ABLE OF
C
ONTENTS
S
ECTION
H
EADING
P
AGE
S
ECTION
1.
D
EFINITIONS
; I
NTERPRETATION
......................................................................
1
Section 1.1.
Definitions
.................................................................................................
1
Section 1.2.
Interpretation
...........................................................................................
25
Section 1.3.
Change in Accounting
Principles ..........................................................
26
Section 1.4.
Interest Rates
...........................................................................................
26
Section 1.5.
Divisions..................................................................................................
26
S
ECTION
2.
T
HE
R
EVOLVING
F
ACILITY
............................................................................
27
Section 2.1.
Revolving Facility ..................................................................................
27
Section 2.2
Swingline Loans .....................................................................................
27
Section 2.3.
Letters of Credit ......................................................................................
29
Section 2.4.
Applicable Interest Rates .......................................................................
32
Section 2.5.
Minimum Borrowing Amounts;
Maximum SOFR Loans ...................
33
Section 2.6.
Manner of Borrowing
Loans and Designating
Applicable Interest Rates
..................................................................................................................
33
Section 2.7.
Maturity of Loans ...................................................................................
35
Section 2.8.
Prepayment
..............................................................................................
35
Section 2.9.
Default Rate ............................................................................................
37
Section 2.10.
Evidence of Indebtedness
.......................................................................
37
Section 2.11.
Commitment Terminations
....................................................................
38
Section 2.12.
Replacement of Lenders .........................................................................
38
Section 2.13.
Defaulting Lenders .................................................................................
39
Section 2.14.
Cash Collateral for Fronting
Exposure
..................................................
41
Section 2.15.
Increase in Revolving
Credit Commitments;
Making of Incremental
Term
Loans .......................................................................................................
42
Section 2.16.
Extension Option ....................................................................................
43
S
ECTION
3.
F
EES
................................................................................................................
45
Section 3.1.
Fees
..........................................................................................................
45
S
ECTION
4.
T
AXES
; C
HANGE IN
C
IRCUMSTANCES
, I
NCREASED
C
OSTS
,
AND
F
UNDING
I
NDEMNITY
........................................................................................................................
46
Section 4.1.
Taxes
........................................................................................................
46
Section 4.2.
Change of Law
........................................................................................
49
Section 4.3.
Inability to Determine Rates ..................................................................
49
Section 4.4.
Increased Costs .......................................................................................
50
Section 4.5.
Funding Indemnity..................................................................................
51
Section 4.6.
Reserved
..................................................................................................
51
Section 4.7.
Lending Offices;
Mitigation Obligations ..............................................
51
Section 4.8.
Effect of Benchmark
Transition Event
..................................................
52
S
ECTION
5.
P
LACE AND
A
PPLICATION
OF
P
AYMENTS
......................................................
53

Exhibit 10.1
Section 5.1.
Place and Application
of Payments
.......................................................
53
Section 5.2.
Non-Business Days
.................................................................................
54
Section 5.3.
Payments Set Aside ................................................................................
54
Section 5.4.
Account Debit .........................................................................................
54
S
ECTION
6.
R
EPRESENTATIONS
AND
W
ARRANTIES
.........................................................
54
Section 6.1.
Organization
and Qualification
..............................................................
54
Section 6.2.
Subsidiaries .............................................................................................
55
Section 6.3.
Authority and Validity
of Obligations...................................................
55
Section 6.4.
Use of Proceeds; Margin
Stock .............................................................
55
Section 6.5.
Financial Reports ....................................................................................
56
Section 6.6.
No Material Adverse Change
.................................................................
56
Section 6.7.
Full Disclosure ........................................................................................
56
Section 6.8.
Trademarks,
Franchises, and Licenses ..................................................
56
Section 6.9.
Governmental Authority
and Licensing
................................................
57
Section 6.10.
Good Title ...............................................................................................
57
Section 6.11.
Litigation and Other Controversies
.......................................................
57
Section 6.12.
Taxes
........................................................................................................
57
Section 6.13.
Approvals ................................................................................................
57
Section 6.14.
Affiliate Transactions .............................................................................
57
Section 6.15.
Investment Company
..............................................................................
57
Section 6.16.
ERISA......................................................................................................
58
Section 6.17.
Compliance with Laws ...........................................................................
58
Section 6.18.
OFAC ......................................................................................................
59
Section 6.19.
Labor Matters
..........................................................................................
59
Section 6.20.
Other Agreements
...................................................................................
59
Section 6.21.
Solvency
..................................................................................................
59
Section 6.22.
No Default
...............................................................................................
59
Section 6.23.
No Broker Fees .......................................................................................
59
S
ECTION
7.
C
ONDITIONS
P
RECEDENT
...............................................................................
60
Section 7.1.
All Credit Events ....................................................................................
60
Section 7.2.
Initial Credit Event .................................................................................
60
S
ECTION
8.
C
OVENANTS
...................................................................................................
62
Section 8.1.
Maintenance of Business
........................................................................
62
Section 8.2.
Maintenance of Properties
......................................................................
62
Section 8.3.
Taxes
and Assessments ..........................................................................
62
Section 8.4.
Insurance .................................................................................................
63
Section 8.5.
Financial Reports ....................................................................................
63
Section 8.6.
Inspection; Field Audits .........................................................................
65
Section 8.7.
Borrowings and
Guaranties
....................................................................
65
Section 8.8.
Liens ........................................................................................................
67
Section 8.9.
Investments, Acquisitions,
Loans and Advances .................................
69
Section 8.10.
Mergers, Consolidations
and Sales
........................................................
70
Section 8.11.
Maintenance of Subsidiaries ..................................................................
71
Section 8.12.
Dividends and Certain
Other Restricted Payments ..............................
71

Exhibit 10.1
Section 8.13.
ERISA......................................................................................................
71
Section 8.14.
Compliance with Laws ...........................................................................
71
Section 8.15.
Compliance with OFAC
Sanctions Programs and
Anti-Corruption Laws
..................................................................................................................
72
Section 8.16.
Burdensome Contracts
With Affiliates .................................................
73
Section 8.17.
No Changes in Fiscal Year .....................................................................
73
Section 8.18.
Formation of Subsidiaries ......................................................................
73
Section 8.19.
Change in the Nature
of Business
..........................................................
74
Section 8.20.
Use of Proceeds ......................................................................................
74
Section 8.21.
No Restrictions........................................................................................
74
Section 8.22.
Financial Covenants ...............................................................................
74
S
ECTION
9.
E
VENTS OF
D
EFAULT
AND
R
EMEDIES
...........................................................
74
Section 9.1.
Events of Default ....................................................................................
74
Section 9.2.
Non-Bankruptcy Defaults ......................................................................
76
Section 9.3.
Bankruptcy Defaults ...............................................................................
76
Section 9.4.
Collateral for Undrawn
Letters of Credit ..............................................
77
Section 9.5.
Post-Default Collections ........................................................................
77
S
ECTION
10.
T
HE
A
DMINISTRATIVE
A
GENT
.......................................................................
78
Section 10.1.
Appointment and Authority ...................................................................
78
Section 10.2.
Rights as a Lender ..................................................................................
78
Section 10.3.
Action by Administrative
Agent; Exculpatory
Provisions...................
79
Section 10.4.
Reliance by Administrative
Agent.........................................................
80
Section 10.5.
Delegation of Duties
...............................................................................
80
Section 10.6.
Resignation of Administrative
Agent
....................................................
80
Section 10.7.
Non-Reliance on Administrative
Agent and Other Lenders ................
81
Section 10.8.
L/C Issuer and Swingline Lender ..........................................................
81
Section 10.9.
Hedging Liability and
Bank Product Obligations ................................
82
Section 10.10.
Designation of Additional
Agents .........................................................
82
Section 10.11.
Reserved
..................................................................................................
83
Section 10.12.
Authorization to Release
Guaranties
.....................................................
83
Section 10.13.
Authorization of
Administrative Agent
to File Proofs of Claim .........
83
Section 10.14.
Certain ERISA Matters ..........................................................................
83
Section 10.15.
Recovery of Erroneous
Payments
..........................................................
84
S
ECTION
11.
T
HE
G
UARANTEES
.........................................................................................
85
Section 11.1.
The Guarantees .......................................................................................
85
Section 11.2.
Guarantee Unconditional
........................................................................
85
Section 11.3.
Discharge Only
upon Payment in Full; Reinstatement
in Certain Circumstances
..................................................................................................................
86
Section 11.4.
Subrogation .............................................................................................
87
Section 11.5.
Subordination
..........................................................................................
87
Section 11.6.
Waivers
....................................................................................................
87
Section 11.7.
Limit on Recovery ..................................................................................
87
Section 11.8.
Stay of Acceleration ...............................................................................
87
Section 11.9.
Benefit to Guarantors .............................................................................
87

Exhibit 10.1
Section 11.10.
Keepwell..................................................................................................
88
S
ECTION
12.
D
EPOSITORY
B
ANK
; F
URTHER
A
SSURANCES
................................................
88
Section 12.1.
Reserved
..................................................................................................
88
Section 12.2.
Depository Banks
....................................................................................
88
Section 12.3.
Further Assurances .................................................................................
88
S
ECTION
13.
M
ISCELLANEOUS
............................................................................................
88
Section 13.1.
Notices
.....................................................................................................
88
Section 13.2.
Successors and
Assigns
..........................................................................
90
Section 13.3.
Amendments ...........................................................................................
93
Section 13.4.
Costs and Expenses;
Indemnification
....................................................
95
Section 13.5.
No Waiver,
Cumulative Remedies ........................................................
97
Section 13.6.
Right of Setoff.........................................................................................
97
Section 13.7.
Sharing of Payments by
Lenders ...........................................................
97
Section 13.8.
Survival of Representations ...................................................................
98
Section 13.9.
Survival of Indemnities ..........................................................................
98
Section 13.10.
Counterparts; Integration;
Effectiveness
...............................................
98
Section 13.11.
Headings
..................................................................................................
99
Section 13.12.
Severability of Provisions ......................................................................
99
Section 13.13.
Construction ............................................................................................
99
Section 13.14.
Excess Interest ........................................................................................
99
Section 13.15.
Lender’s and
L/C Issuer’s Obligations
Several ....................................
99
Section 13.16.
No Advisory or Fiduciary
Responsibility ...........................................
100
Section 13.17.
Governing Law; Jurisdiction;
Consent to Service of Process
............
100
Section 13.18.
Waiver
of Jury Trial .............................................................................
101
Section 13.19.
USA Patriot Act ....................................................................................
101
Section 13.20.
Confidentiality ......................................................................................
101
Section 13.21.
Acknowledgement and
Consent to Bail-In of EEA
Financial Institutions
................................................................................................................
102
Section 13.22.
Amendment and Restatement ..............................................................
102
Section 13.23.
Acknowledgement Regarding
Any Supported QFCs.........................
102
Signature Page ...................................................................................................................................S-1

Exhibit 10.1
E
XHIBIT
A
—
Notice of Payment Request
E
XHIBIT
B
—
Notice of Borrowing
E
XHIBIT
C
—
Notice of Continuation/Conversion
E
XHIBIT
D-1
—
Revolving Note
E
XHIBIT
D-2
—
Swing Note
E
XHIBIT
E
—
Compliance Certificate
E
XHIBIT
F
—
Additional Guarantor
Supplement
E
XHIBIT
G
—
Assignment and
Assumption
E
XHIBIT
H-1
—
Form of
U.S. Tax Compliance Certificate
E
XHIBIT
H-2
—
Form of
U.S. Tax Compliance Certificate
E
XHIBIT
H-3
—
Form of
U.S. Tax Compliance Certificate
E
XHIBIT
H-4
—
Form of
U.S. Tax Compliance Certificate
E
XHIBIT
I
—
Increase Request
SCHEDULE 1.1
—
Cal-Maine Foods Investment
Guidelines
S
CHEDULE
2.1/2.2
—
Commitments
S
CHEDULE
6.2
—
Subsidiaries
S
CHEDULE
8.7
—
Existing Indebtedness
S
CHEDULE
8.8
—
Existing Liens
S
CHEDULE
8.9
—
Existing Investments

Exhibit 10.1
S
ECOND
A
MENDED AND
R
ESTATED
C
REDIT
A
GREEMENT
This Second Amended
and Restated Credit Agreement
is entered into as of August 31, 2026
by and
among
Cal-Maine Foods,
Inc., a
Delaware
corporation
(the
“Borrower”
), the
direct and
indirect Wholly-
owned
Subsidiaries
that
are
Domestic
Subsidiaries
of
the
Borrower
from
time
to
time
party
to
this
Agreement,
as Guarantors,
the several
financial institutions
from time
to time
party
to this
Agreement,
as
Lenders, and BMO B
ANK
N.A. (
FORMERLY
KNOWN AS
BMO H
ARRIS
B
ANK
N.A.),
as Administrative
Agent
as provided herein.
P
RELIMINARY
S
TATEMENT
W
HEREAS
,
pursuant
to that
certain
Credit Agreement
dated
as of
July 10,
2018
(as amended
from
time to time, the “Original Credit Agreement” ), by and among the Borrowers, the Guarantors party thereto, the lenders
party thereto
and the
Administrative
Agent,
the lenders
thereunder have
made available
to the
Borrowers a revolving
loan facility upon and
subject to the terms and conditions
set forth therein;
W
HEREAS
,
pursuant to that certain
Amended and
Restated Credit Agreement
dated as of November
15, 2021 (as amended prior to the date hereof, without giving effect to the amendments and restatements set forth herein, the “Existing Credit Agreement”
), by and among the Borrowers, the Guarantors
party thereto,
the lenders party thereto
and the Administrative Agent, the
parties agreed to amend and restate
the Original
Credit Agreement upon
and subject to the terms and
conditions set forth therein;
W
HEREAS
, the
Loan Parties, the
Administrative
Agent and
the Lenders
desire to amend
and restate
the Existing
Credit Agreement
in its entirety
in order
to make
certain
amendments
as more
fully set
forth
herein,
which
amendment
and
restatement
shall
become
effective
upon
satisfaction
of
the
conditions
precedent set forth herein;
and
W
HEREAS
, it
is the
intent of
the parties
hereto
that this
Agreement
not constitute
a novation
of the
obligations and
liabilities of the parties under
the Existing Credit Agreement,
and the parties hereto
hereby
agree that
,
unless otherwise
specified herein,
all obligations
under the
Loan Documents
(as amended
prior
to the Closing Date) shall continue
in full force and effect
from and after the Closing
Date.
N
OW
, T
HEREFORE
, in consideration
of the mutual
agreements contained
herein, and other good
and
valuable
consideration,
the
receipt
and
sufficiency
of
which
are hereby
acknowledged,
the parties
hereto
hereby agree as follows:
S
ECTION
1.
D
EFINITIONS
; I
NTERPRETATION
.
Section 1.1.
Definitions
.
The following terms when used herein shall
have the following meanings:
“Acquired
Business”
means the
entity or assets
acquired by
the Borrower or
another
Loan Party in
an Acquisition, whether
before or after the date
hereof.
“Acquisition”
means any transaction or series of related transactions for
the purpose of or resulting,
directly
or
indirectly,
in
(a) the
acquisition
of
all
or
substantially
all
of
the
assets
of
a
Person,
or
of
any
business
or division
of a
Person,
(b) the
acquisition
of no
less
than
51%
of the
capital
stock,
partnership
interests,
membership
interests
or
equity
of
any
Person
(other
than
a
Person
that
is
a
Subsidiary),
or
otherwise
causing
any
Person
to
become
a
Subsidiary,
or
(c) a
merger
or
consolidation
or
any
other

Exhibit 10.1
combination
with another Person
(other than a Person
that is a Subsidiary)
provided that the
Borrower or
a
Guarantor is the surviving
entity.
“Additional Credit Extension
Amendment”
means an amendment
to this Agreement (which may,
at
the option of the Administrative Agent, be in the form
of an amendment and restatement of this Agreement)
providing
for
any
Extended
Revolving
Credit
Commitments
and/or
Extended
Incremental
Term
Loans
pursuant
to Section
2.16, which
shall
be consistent
with
the applicable
provisions
of this
Agreement
and
otherwise
satisfactory
to
the
parties
thereto.
Each
Additional
Credit
Extension
Amendment
shall
be
executed
by the
Administrative
Agent,
the L/C
Issuer
and/or
the Swingline
Lender
(to the
extent
Section
2.16
would
require
the
consent
of
the
L/C
Issuer
and/or
the
Swingline
Lender,
respectively
for
the
amendments effected in such Additional
Credit Extension Amendment), the Loan Partis
and each applicable
extending
Lender.
Any
Additional
Credit
Extension
Amendment
may
include
conditions
for delivery
of
opinions
of counsel and
other documentation
consistent with
the conditions
in Section
7.2 all to
the extent
reasonably requested by the Administrative Agent or the Lenders party to such Additional
Credit Extension
Amendment.
“Adjusted Term
SOFR”
means
with respect
to any
tenor, the
per annum rate
equal to
Term
SOFR;
provided,
if
Adjusted Term
SOFR determined
as provided
above shall
ever be
less than
the
Floor, then
Adjusted Term
SOFR shall be deemed
to be the Floor.
“Administrative
Agent”
means
BMO Bank
N.A. (formerly
known
as BMO
Harris Bank
N.A.),
in
its capacity as
Administrative Agent hereunder, and any successor in such capacity pursuant to
Section 10.6.
“Administrative Questionnaire”
means an
Administrative
Questionnaire
in a
form supplied
by the
Administrative Agent.
“Affiliate”
means,
with
respect
to
a
specified
Person,
another
Person
that
directly,
or
indirectly
through
one
or
more
intermediaries,
Controls
or
is
Controlled
by
or
is
under
common
Control
with
the
Person
specified;
provided that
, in
any
event
for purposes
of this
definition,
(i) with
respect
to any
Loan
Party
or
Subsidiary
of
a
Loan
Party,
any
Person
that
owns,
directly
or
indirectly,
25%
or
more
of
the
securities having
the ordinary voting power for the
election of directors
or governing body of a corporation
or 25%
or more
of the partnership
or other
ownership interest
of any
other Person
(other than
as a limited
partner
of
such
other
Person)
will
be
deemed
to
control
such
corporation
or
other
Person,
and
(ii)
with
respect to
the Administrative
Agent, any
Lender or
other
Secured Party,
any
Person that
owns, directly
or
indirectly,
5% or
more
of
the securities
having
the ordinary
voting
power
for the
election
of
directors
or
governing
body of a
corporation or
5% or more
of the partnership
or other ownership
interest of
any other
Person (other than
as a limited partner
of such other
Person) will be
deemed to control such
corporation or
other Person.
“Agreement”
means
this
Second
Amended
and
Restated
Credit
Agreement,
as
the
same
may
be
amended, modified, restated
or supplemented from
time to time pursuant to the
terms hereof.
“Amended and
Restated Fee Letter”
means that certain
Amended and
Restated Fee Letter
dated as
of the Closing
Date by
and among
the Borrower
and the
Administrative
Agent and
BMO Capital
Markets
Corp.

Exhibit 10.1
“Anti-Corruption
Law”
means
the
FCPA
and
any
law,
rule
or
regulation
of
any
jurisdiction
concerning
or relating
to bribery
or corruption
that are
applicable
to any
Loan
Party or
any
Subsidiary or
Affiliate.
“Applicable Margin”
means, with respect to Loans,
Reimbursement
Obligations, L/C Participation
Fees, and the commitment fees
payable under Section 3.1(a), until the first
Pricing Date, the rates per
annum
shown
opposite
Level I
below,
and
thereafter
from
one
Pricing
Date
to
the
next
the
Applicable
Margin
means the rates per
annum determined
in accordance with the following
schedule:
L
EVEL
T
OTAL
F
UNDED
D
EBT TO
C
APITALIZATION
R
ATIO
FOR
S
UCH
P
RICING
D
ATE
A
PPLICABLE
M
ARGIN FOR
B
ASE
R
ATE
L
OANS UNDER
R
EVOLVING
F
ACILITY AND
R
EIMBURSEMENT
O
BLIGATIONS
SHALL
BE
:
A
PPLICABLE
M
ARGIN FOR
SOFR L
OANS
UNDER
R
EVOLVING
F
ACILITY AND
L/C
P
ARTICIPATION
F
EES SHALL BE
:
A
PPLICABLE
M
ARGIN FOR
C
OMMITMENT
F
EE
SHALL BE
:
I Less than 20.0%
0.00% 1.00% 0.15%
II
Greater
than
or
equal 20.0%
and
less than 30.0%
0.25% 1.25% 0.20%
III
Greater
than
or
equal 30.0%
and
less than 40.0%
0.50% 1.50% 0.20%
IV
Greater
than
or
equal to 40.0%
0.75% 1.75% 0.25%
For purposes
hereof,
the term
“Pricing Date”
means,
for any
fiscal quarter
of the
Borrower
ending on
or
after May 30, 2026,
the date on which the Administrative
Agent is in receipt of the Borrower’s
most recent
financial statements (and, in the case of the year-end financial statements, audit report) for the fiscal quarter then ended, pursuant to Section 8.5.
The Applicable Margin shall be established
based on the Total Funded
Debt
to
Capitalization
Ratio
for
the
most
recently
completed
fiscal
quarter
and
the
Applicable
Margin
established
on a
Pricing
Date
shall
remain
in
effect
until the
next
Pricing Date.
If the
Borrower
has
not
delivered
its financial
statements
by
the
date
such
financial
statements
(and,
in
the
case
of
the
year-end
financial
statements,
audit
report)
are
required
to
be
delivered
under
Section 8.5,
until
such
financial
statements
and
audit report
are
delivered,
the
Applicable
Margin
shall
be
the highest
Applicable
Margin
( i.e.,
Level IV shall apply).
If the Borrower subsequently
delivers such financial statements before
the next
Pricing Date, the Applicable Margin shall be determined on the date of delivery of such financial statements
and remain in effect
until the next Pricing Date.
In all other circumstances,
the Applicable Margin
shall be
in effect
from the
Pricing Date
that occurs
immediately
after the end
of the
fiscal quarter
covered
by such
financial statements until
the next Pricing Date.
Each determination
of the Applicable Margin
made by the
Administrative
Agent
in accordance
with the
foregoing
shall be
conclusive
and
binding
on the
Borrower
and the Lenders
if reasonably determined.
“Application”
is defined in Section
2.3(b).
“Assignment and
Assumption”
means an
assignment and
assumption entered
into by
a Lender
and
an
Eligible
Assignee
(with
the
consent
of
any
party
whose
consent
is
required
by
Section 13.2(b)),
and

Exhibit 10.1
accepted by the Administrative Agent, in substantially the form of Exhibit G or any other form approved by the Administrative Agent.
“Authorized
Representative”
means
those
persons
shown
on
the
list
of
officers
provided
by
the
Borrower
pursuant
to
Section 7.2
or
on
any
update
of
any
such
list
provided
by
the
Borrower
to
the
Administrative
Agent,
or
any
further
or
different
officers
of
the
Borrower
so
named
by
any
Authorized
Representative of
the Borrower in a written notice
to the Administrative Agent.
“
Available
Tenor
”
means,
as
of
any
date
of
determination
and
with
respect
to
the
then-current
Benchmark,
as
applicable,
(x)
if
such
Benchmark
is
a
term
rate,
any
tenor
for
such
Benchmark
(or
component
thereof) that
is or may
be used
for determining
the length
of an interest
period pursuant
to this
Agreement
or (y) otherwise,
any payment
period for
interest calculated
with reference
to such
Benchmark
(or component thereof) that is or
may be used for
determining any frequency of making payments of interest
calculated
with
reference
to
such
Benchmark,
in
each
case,
as
of
such
date
and
not
including,
for
the
avoidance
of
doubt,
any
tenor
for
such
Benchmark
that
is then
-removed
from the
definition
of
“Interest
Period” pursuant
to Section 4.8(d).
“Bail-In Action”
means the
exercise of
any Write-Down
and Conversion
Powers by the applicable
EEA Resolution Authority in
respect of any liability of
an EEA Financial
Institution.
“Bail-In Legislation”
means, with respect to any EEA Member Country implementing Article 55 of
Directive
2014/59/EU
of
the
European
Parliament
and
of
the
Council
of
the
European
Union,
the
implementing
law for such
EEA Member Country
from time to
time which
is described
in the
EU Bail-In
Legislation Schedule.
“Bank Products”
means each and any of the following bank products and services provided to any
Loan Party
by any
Lender or
any of
its Affiliates:
(a) credit or
charge cards
for commercial
customers
(including, without limitation,
“commercial credit cards” and purchasing
cards), (b) stored value cards, and
(c) depository,
cash
management,
and
treasury
management
services
(including,
without
limitation,
controlled
disbursement,
automated
clearinghouse
transactions,
return
items,
overdrafts
and
interstate
depository network
services).
“Bank
Product
Obligations”
of
the
Loan
Parties
means
any
and
all of
their
obligations,
whether
absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals,
extensions
and
modifications
thereof
and
substitutions
therefor)
in
connection
with
Bank
Products.
“Base Rate”
means, for any day,
the rate per annum
equal to the greatest
of:
(a) the rate of interest
announced or otherwise established by the Administrative Agent from time to time as its prime commercial
rate, or its equivalent,
for U.S. Dollar
loans for U.S.
Dollar loans to borrowers
located in the
United States
as in effect on such day, with any change in the Base
Rate resulting from a change in said prime
commercial
rate
to
be
effective
as
of
the
date
of
the
relevant
change
in
said
prime
commercial
rate
(it
being
acknowledged and
agreed that such rate may not be the
Administrative Agent’s
best or lowest rate), (b) the
sum of (i) the Federal Funds
Rate for such day,
plus
(ii) 1/2 of 1%, (c) the sum
of (i) Adjusted Term
SOFR
for a one
-month tenor in
effect on
such day plus
(ii) 1.00%.
Any change
in the Base Rate
due to a
change
in the prime
rate, the
quoted
federal funds
rates or
Term
SOFR, as
applicable,
shall be
effective
from and
including
the effective
date of
the change in
such rate. If
the Base
Rate is being
used as an
alternative
rate
of interest pursuant to Sections 4.3 or
4.8, then the Base Rate shall
be the greater
of clauses (a) and (b)
above

Exhibit 10.1
and
shall
be
determined
without
reference
to
clause
(c)
above,
provided
that
if Base
Rate
as
determined
above
shall ever
be less
than
the
Floor
plus
1.00%, then
Base Rate
shall be
deemed to
be the
Floor
plus
1.00%.
“Base Rate Loan”
means a Loan bearing
interest at a rate specified in Section
2.4(a).
“ Benchmark
”
means,
initially,
the
Term
SOFR
Reference
Rate;
provided
that
if
a
Benchmark
Transition
Event
has
occurred
with
respect
to
the
Term
SOFR
Reference
Rate
or
the
then-current
Benchmark,
then
“Benchmark”
means
the
applicable
Benchmark
Replacement
to
the
extent
that
such
Benchmark Replacement
has replaced such prior benchmark
rate pursuant to Section 4.8.
“Benchmark
Replacement”
means
the
first
alternative
set
forth
in
the
order
below
that
can
be
determined by
the Administrative Agent for the
applicable Benchmark
Replacement Date,
(a)
the sum of Daily Simple
SOFR plus 0.10% (10
basis points); or
(b)
the
sum
of:
(i)
the
alternate
benchmark
rate
that
has
been
selected
by
the
Administrative
Agent
and
the
Borrower
giving
due
consideration
to
(A)
any
selection
or
recommendation
of a replacement benchmark
rate or the mechanism
for determining such
a rate by
the
Relevant
Governmental
Body
or
(B)
any
evolving
or
then-prevailing
market
convention
for
determining
a
benchmark
rate
as
a
replacement
to
the
then-current
Benchmark
for
U.S.
Dollar-
denominated syndicated
credit facilities and (ii) the related Benchmark
Replacement Adjustment.
If the
Benchmark
Replacement
as
determined
pursuant
to clause
(a)
or
(b) above
would be
less
than
the
Floor, the Benchmark
Replacement will be
deemed to be
the Floor for
the purposes
of this Agreement and
the other Loan Documents.
“Benchmark
Replacement Adjustment”
means, with
respect to any
replacement of
the then-current
Benchmark with an
Unadjusted Benchmark Replacement,
the spread adjustment, or method
for calculating
or determining
such spread
adjustment, (which
may be
a positive
or negative
value or
zero) that
has been
selected
by
the
Administrative
Agent
and
the
Borrower
giving
due
consideration
to
(a)
any
selection
or
recommendation
of a spread adjustment,
or method for calculating
or determining
such spread
adjustment,
for
the
replacement
of
such
Benchmark
with
the
applicable
Unadjusted
Benchmark
Replacement
by
the
Relevant Governmental
Body or
(b) any
evolving
or then-prevailing
market convention
for determining
a
spread adjustment, or method for calculating or determining
such spread adjustment, for the replacement
of
such
Benchmark
with
the
applicable
Unadjusted
Benchmark
Replacement
for
U.S.
Dollar-denominated
syndicated credit facilities.
“Benchmark Replacement
Date”
means the earliest to occur
of the following events with respect
to
the then-current Benchmark:
(a)
in the case of clause (a)
or (b) of the definition of “Benchmark Transition Event”,
the
later of (i)
the date
of the public
statement or
publication of
information referenced
therein and (ii)
the
date
on
which
the administrator
of
such
Benchmark
(or
the
published
component
used
in
the
calculation
thereof)
permanently
or
indefinitely
ceases
to
provide
all
Available
Tenors
of
such
Benchmark (or
such component thereof); or

Exhibit 10.1
(b)
in the case
of clause (c)
of the definition
of “Benchmark
Transition
Event”, the first
date
on
which
such
Benchmark
(or
the
published
component
used
in
the
calculation
thereof)
has
been
determined
and announced
by or
on behalf
of the
administrator
of such
Benchmark
(or such
component
thereof) or
the regulatory
supervisor
for the
administrator
of such
Benchmark
(or such
component
thereof)
to
be
no
longer
representative;
provided,
that
such
non-representativeness
or
non-compliance
will
be
determined
by
reference
to
the
most
recent
statement
or
publication
referenced
in
such
clause
(c)
and
even
if
any
Available
Tenor
of
such
Benchmark
(or
such
component thereof)
continues to be provided
on such date.
For the
avoidance
of doubt,
the “Benchmark
Replacement
Date”
will be
deemed
to have
occurred
in the
case of clause
(a) or (b)
with respect to any
Benchmark upon the occurrence of
the applicable event or
events
set
forth
therein
with
respect
to
all
then-current
Available
Tenors
of
such
Benchmark
(or
the
published
component used
in the calculation thereof).
“Benchmark
Transition
Event”
means the
occurrence
of one
or more
of the following
events with
respect to the then-current
Benchmark:
(a)
a public statement or
publication of information
by or on behalf
of the administrator
of such
Benchmark
(or the
published
component
used
in the
calculation
thereof)
announcing
that
such administrator
has ceased
or will cease
to provide
all Available
Tenors
of such
Benchmark (or
such
component
thereof), permanently
or indefinitely,
provided
that, at
the time
of such
statement
or publication, there
is no successor
administrator that will continue
to provide any
Available Tenor
of such Benchmark
(or such component
thereof);
(b)
a public
statement or publication
of information
by the regulatory
supervisor for the
administrator
of such
Benchmark (or
the published
component used
in the calculation
thereof), the
Federal
Reserve
Board,
the
Federal
Reserve
Bank
of
New
York,
an
insolvency
official
with
jurisdiction over the
administrator
for such Benchmark
(or such component),
a resolution
authority
with jurisdiction
over
the administrator
for such
Benchmark
(or such
component)
or a
court or
an
entity with similar insolvency or resolution authority over the administrator for such Benchmark
(or
such component),
which states
that the
administrator
of such
Benchmark
(or such
component)
has
ceased or will cease to
provide all Available Tenors
of such Benchmark (or such component thereof)
permanently
or indefinitely,
provided
that, at
the time of
such statement
or publication,
there is no
successor
administrator
that will
continue
to provide
any
Available
Tenor
of such
Benchmark
(or
such component thereof);
or
(c)
a public statement or
publication of information
by or on behalf
of the administrator
of such
Benchmark
(or the
published
component
used in
the calculation
thereof) or
the regulatory
supervisor for the administrator of such Benchmark (or such component thereof) announcing that all
Available Tenors of
such Benchmark (or
such component thereof)
are no longer,
or as of
a specified
future date will no longer
be, representative.
For the avoidance
of doubt, a “Benchmark Transition
Event” will be deemed to have
occurred with respect
to
any
Benchmark
if a
public
statement
or
publication
of
information
set
forth
above
has
occurred
with
respect to
each then
-current Available
Tenor
of such
Benchmark
(or the published
component
used in
the
calculation thereof).

Exhibit 10.1
“Benchmark
Unavailability
Period”
means
the
period
(if
any)
(a)
beginning
at
the
time
that
a
Benchmark
Replacement Date
has occurred
if, at such
time, no Benchmark
Replacement
has replaced
the
then-current
Benchmark
for
all
purposes
hereunder
and
under
any
Loan
Document
in
accordance
with
Section 4.8
and
(b)
ending
at
the
time
that
a
Benchmark
Replacement
has
replaced
the
then-current
Benchmark for
all purposes hereunder
and under any Loan Document
in accordance with Section
4.8.
“Beneficial
Ownership
Certification”
means
a
certification
regarding
beneficial
ownership
as
required by the
Beneficial Ownership
Regulation.
“Beneficial Ownership Regulation”
means 31 CFR § 1010.230.
“Borrower”
is defined in the
introductory paragraph
of this Agreement.
“Borrowing”
means the total
of Loans of
a single type
advanced, continued for an additional
Interest
Period, or
converted
from a
different
type
into such
type by
the Lenders
under a
Facility on
a single
date
and, in the case of SOFR
Loans, for a single Interest Period.
Borrowings of Loans are made and maintained
ratably
from
each
of
the
Lenders
under
a
Facility
according
to
their
Percentages
of
such
Facility.
A
Borrowing is “advanced”
on the day Lenders advance funds comprising such Borrowing to the Borrower, is “continued”
on the
date a new
Interest Period for the
same type of
Loans commences for such Borrowing,
and is “converted”
when such Borrowing is changed from one type of Loans to the other, all as determined
pursuant to Section
2.6.
Borrowings of
Swingline Loans
are made by
the Swingline
Lender in accordance
with the procedures
set forth in Section 2.2(b).
“Business Day”
means any
day (other
than a
Saturday or
Sunday) on
which banks
are not
authorized
or required to close
in Chicago, Illinois.
“Capital Expenditures”
means, with respect
to any Person for
any period, the
aggregate amount
of
all expenditures
(whether paid
in cash
or accrued
as a
liability) by
such
Person during
that period
for the
acquisition or leasing
(pursuant to a Capital Lease) of
fixed or capital assets
or additions to property,
plant,
or equipment (including replacements, capitalized
repairs, and improvements), and for any of the foregoing
are required to be
capitalized on the balance
sheet of such Person in accordance
with GAAP.
“Capital
Lease
”
means
any
lease
of
Property
which
in
accordance
with
GAAP
is
required
to
be
capitalized
on
the
balance
sheet
of
the
lessee;
provided
that
the
adoption
or
issuance
of
any
accounting
standards
after
the
Closing
Date
will not
cause
any
lease
that
was
not
or would
not
have
been
a
Capital
Lease prior to such adoption
or issuance to be
deemed a Capital Lease.
“Capitalized
Lease
Obligation”
means,
for
any
Person,
the
amount
of
the
liability
shown
on
the
balance sheet of such
Person in respect of a Capital
Lease determined
in accordance with GAAP.
“Cash Collateralize”
means, to pledge
and deposit with or deliver
to the Administrative
Agent, for
the benefit
of one
or more of
the L/C Issuer
or Lenders,
as collateral
for L/C Obligations
or obligations
of
Lenders to
fund participations
in respect of
L/C Obligations,
cash or
deposit account
balances subject
to a
first priority perfected security
interest in favor of the Administrative Agent or,
if the Administrative Agent
and each applicable L/C Issuer shall agree in
their sole discretion, other credit
support, in each case pursuant
to documentation
in form and
substance
satisfactory to
the Administrative
Agent and
each applicable
L/C
Issuer.
“Cash Collateral”
shall have a meaning
correlative to the foregoing and shall
include the proceeds
of such cash collateral
and other credit support.

Exhibit 10.1
“Cash Equivalents”
means (a) cash in banks or on
hand and (b) investments with a maturity of three
(3)
months
or
less
when
purchased,
which
are
made
in
accordance
with
the
Cal-Maine
Investment
Guidelines
as
attached
hereto
as
Schedule
1.1,
as
the
same
may
be amended
from
time
to
time
with
the
consent of the Required
Lenders.
“CERCLA”
means
the Comprehensive
Environmental
Response,
Compensation
and
Liability Act
of 1980, as amended by the Superfund Amendments
and Reauthorization Act of 1986, 42 U.S.C. §§9601
et
seq.,
and any future
amendments.
“Change in
Law”
means the
occurrence,
after the date
of this Agreement,
of any of
the following:
(a) the
adoption
or
taking
effect
of
any
law,
rule,
regulation
or
treaty,
(b) any
change
in
any
law,
rule,
regulation
or
treaty or
in
the
administration,
interpretation,
implementation
or
application
thereof
by any
Governmental Authority,
or (c) the making
or issuance of any request, rule, guideline
or directive (whether
or
not
having
the
force
of
law)
by
any
Governmental
Authority;
provided
that
notwithstanding
anything
herein
to
the
contrary,
(x) the
Dodd-Frank
Wall
Street
Reform
and
Consumer
Protection
Act
and
all
requests, rules, regulations,
guidelines or directives thereunder or issued
in connection therewith and (y) all
requests,
rules, guidelines
or directives
promulgated
by the
Bank
for International
Settlements,
the
Basel
Committee on
Banking
Supervision
(or any
successor or
similar authority)
or the United
States or
foreign
regulatory
authorities, in
each case
pursuant to
Basel III,
shall in
each case
be deemed
to be a
“Change
in
Law”, regardless
of the
date enacted,
adopted
or issued,
or (b)
any “Change
of Control”
(or words
of like
import), as defined in any agreement or indenture relating to any issue of Material
Indebtedness of any Loan
Party or any Subsidiary
of a Loan Party,
shall occur.
“Change
of Control”
means any
of (a)
the acquisition
by any
“person” or
“group”
(as such
terms
are used
in sections
13(d)
and 14(d)
of the
Securities Exchange
Act of
1934, as
amended)
at any
time of
beneficial
ownership
of
30.0%
or
more
of
the
outstanding
capital
stock
or
other
equity
interests
of
the
Borrower on
a fully‑diluted
basis, (b) the
failure of
individuals who
are members
of the board
of directors
(or
similar
governing
body)
of
the
Borrower
on
the
date
of
this
Agreement
(together
with
any
new
or
replacement directors whose initial nomination for election was approved by a majority of the directors who
were either
directors
on
the date
of this
Agreement
or previously
so approved)
to constitute
a majority
of
the board of
directors (or similar governing body) of
the Borrower, or (c)
any “Change of Control” (or
words
of like import),
as defined
in any
agreement
or indenture
relating to
any issue
of Material
Indebtedness
of
any Loan Party or any
Subsidiary of a Loan
Party, shall occur.
“Closing
Date”
means
the
date
of
this
Agreement
or
such
later
Business
Day
upon
which
each
condition described in Section
7.2 shall be satisfied or waived in a manner acceptable
to the Administrative
Agent in its discretion.
“Code”
means the Internal
Revenue Code
of 1986, as amended, and any
successor statute thereto.
“Collateral Account”
is defined in Section
9.4.
“Commitments”
means the Revolving
Credit Commitments.
“ Commodity Exchange Act”
means the
Commodity Exchange
Act (7
U.S.C. §
1 et
seq.), as
amended
from time to time, and any
successor statute.

Exhibit 10.1
“Conforming
Changes”
means
with
respect
to
the
use
or
administration
of
Term
SOFR
or
any
Benchmark
Replacement,
any
technical,
administrative
or
operational
changes
(including
changes
to
the
definition of “Base
Rate,” the definition of
“Business Day,” the definition of “Interest Period,” the
definition
of “U.S. Government
Securities Business Day”,
the timing and
frequency
of determining rates and
making
payments
of interest, the
timing of
borrowing
requests or
prepayment, conversion
or continuation
notices,
the
applicability
and
length
of
lookback
periods,
the
applicability
of
breakage
provisions,
and
other
technical, administrative
or operational matters)
that the Administrative
Agent decides
may be appropriate
to reflect the
adoption and
implementation of
any such rate or
to permit the
use and
administration
thereof
by
the
Administrative
Agent
in
a
manner
substantially
consistent
with
market
practice
(or,
if
the
Administrative
Agent decides
that adoption
of any
portion of
such market
practice is
not administratively
feasible or if the Administrative Agent determines that no market practice for the administration of any such
rate
exists,
in
such
other
manner
of
administration
as
the
Administrative
Agent
decides
is
reasonably
necessary in connection
with the administration of
this Agreement and
the other Loan Documents).
“Connection
Income
Taxes”
means Other
Connection Taxes
that are
imposed on
or measured
by
net income (however
denominated) or that
are franchise Taxes
or branch profit Taxes.
“Control”
means the possession,
directly or indirectly,
of the power
to direct or cause
the direction
of the management or policies of a Person, whether through the ability to exercise voting power, by contract
or otherwise.
“Controlling”
and
“Controlled”
have meanings
correlative thereto.
“Controlled
Group”
means
all
members
of
a
controlled
group
of
corporations
and
all
trades
or
businesses
(whether or
not incorporated)
under common
control which,
together with
any Loan
Party,
are
treated as a single employer
under Section 414
of the Code.
“Credit Event”
means the advancing
of any Loan, or the issuance
of, or extension of
the expiration
date or increase in
the amount of, any Letter of Credit.
“Daily
Simple
SOFR”
means,
for
any
day,
SOFR,
with
the
conventions
for this
rate
(which
will
include a
lookback) being
established by
the Administrative
Agent in accordance
with the conventions
for
this
rate
selected
or
recommended
by
the
Relevant
Governmental
Body
for
determining
“Daily
Simple
SOFR”
for
syndicated
business
loans;
provided,
that
if
the
Administrative
Agent
decides
that
any
such
convention is not
administratively feasible for the
Administrative Agent, then the
Administrative Agent may
establish another
convention in its reasonable
discretion.
“Debtor
Relief
Laws”
means
the Bankruptcy
Code
of the
United
States of
America,
and
all other
liquidation,
conservatorship,
bankruptcy,
assignment
for
the
benefit
of
creditors,
moratorium,
rearrangement,
receivership,
insolvency,
reorganization,
or similar debtor
relief Laws
of the
United States
or other applicable
jurisdictions from time to time in effect.
“Default”
means
any
event
or
condition
which
constitutes
an
Event
of
Default
or
any
event
or
condition the occurrence of which would, with
the passage of time
or the giving
of notice, or both,
constitute
an Event of Default.
“Defaulting Lender”
means, subject to Section
2.13(b), any Lender that (a) has
failed to (i) fund all
or any portion of its Loans within two (2)
Business Days of the date such Loans were
required to be funded
hereunder unless such Lender
notifies the
Administrative Agent and the
Borrower in
writing that
such failure
is the result of
such Lender’s determination that one or more conditions precedent to funding (each of which

Exhibit 10.1
conditions
precedent, together
with any
applicable
default, shall be
specifically
identified in
such writing)
has not been satisfied, or (ii) pay
to the Administrative Agent,
any L/C Issuer,
the Swingline Lender or
any
other Lender any
other amount required
to be paid by
it hereunder
(including in respect of
its participation
in Letters of Credit
or Swingline Loans) within two (2) Business Days of the date when due, (b) has notified the Borrower,
the Administrative
Agent or
any L/C
Issuer
or the
Swingline Lender
in writing
that it
does
not intend
to comply
with its
funding
obligations
hereunder,
or has
made a
public statement
to that
effect
(unless such
writing or public
statement
relates to
such Lender’s
obligation
to fund
a Loan
hereunder
and
states
that
such
position
is
based
on
such
Lender’s
determination
that
a
condition
precedent
to
funding
(which
condition
precedent,
together
with
any
applicable
default,
shall
be
specifically
identified
in
such
writing or public statement)
cannot be satisfied), (c) has failed, within
three (3) Business Days
after written
request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the
Borrower
that
it
will
comply
with
its
prospective
funding
obligations
hereunder
(
provided
that
such
Lender
shall
cease
to
be
a
Defaulting
Lender
pursuant
to
this
clause (c)
upon
receipt
of
such
written
confirmation
by the
Administrative
Agent
and the
Borrower),
or (d)
has, or
has a
direct or
indirect parent
company
that
has,
at
any
time
after
the
Closing
Date
(i)
become
the
subject
of
a
proceeding
under
any
Debtor
Relief
Law,
(ii) had
appointed
for
it
a
receiver,
custodian,
conservator,
trustee,
administrator,
assignee
for
the
benefit
of
creditors
or
similar
Person
charged
with
reorganization
or
liquidation
of
its
business
or
assets,
including
the
Federal
Deposit
Insurance
Corporation
or
any
other
state
or
federal
regulatory
authority acting
in such a
capacity or
(iii) become
the subject of
a Bail-in Action;
provided
that
a
Lender
shall not
be a
Defaulting
Lender
solely
by virtue
of
the ownership
or
acquisition
of
any
equity
interest
in
that
Lender
or
any
direct
or
indirect
parent
company
thereof
by a
Governmental
Authority
so
long
as
such
ownership
interest
does
not
result
in
or
provide
such
Lender
with
immunity
from
the
jurisdiction of courts
within the United States or from
the enforcement
of judgments or writs of attachment
on
its
assets
or
permit
such
Lender
(or
such
Governmental
Authority)
to
reject,
repudiate,
disavow
or
disaffirm
any
contracts
or agreements
made with
such
Lender.
Any
determination
by the
Administrative
Agent
that
a
Lender
is
a
Defaulting
Lender
under
clauses (a)
through
(d)
above
shall
be
conclusive
and
binding
absent
manifest
error,
and
such
Lender
shall
be
deemed
to
be
a
Defaulting
Lender
(subject
to
Section 2.13(b)) upon
delivery of written notice
of such determination
to the Borrower,
the L/C Issuer,
the
Swingline Lender and
each Lender.
“Designated
Disbursement
Account”
means
the
account
of
the
Borrower
maintained
with
the
Administrative
Agent
or
its
Affiliate
and
designated
in
writing
to
the
Administrative
Agent
as
the
Borrower’s
Designated
Disbursement
Account
(or
such
other
account
as
the
Borrower
and
the
Administrative Agent
may otherwise agree).
“Disposition”
means the sale,
lease, conveyance
or other disposition
of Property,
other than (a) the
sale
or
lease
of
inventory
in
the
ordinary
course
of
business,
and
(b) the
sale,
transfer,
lease
or
other
disposition of Property
of a Loan Party to another
Loan Party in the ordinary
course of its business.
“Domestic Subsidiary”
means a Subsidiary
that is not a Foreign Subsidiary.
“Echo Lake
Subsidiary”
means each
of
ELT,
LLC,
Echo
Lake
Huntington
435,
LLC,
Blue Grass
Real Estate Company,
LLC,
Echo Yorkville,
LLC,
Xenitel, LLC,
and Echo Lake
Huntington, LLC.
“EEA Financial
Institution”
means (a) any
credit institution
or investment
firm established
in any
EEA Member
Country which
is subject
to the supervision
of an
EEA Resolution
Authority,
(b) any
entity
established
in an
EEA Member
Country
which
is a
parent
of an
institution
described
in clause
(a) of
this
definition, or
(c) any financial
institution established
in an EEA
Member Country
which is
a subsidiary
of

Exhibit 10.1
an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision
with
its parent.
“EEA
Member
Country”
means
any
of
the
member
states
of
the
European
Union,
Iceland,
Liechtenstein, and
Norway.
“EEA Resolution Authority”
means any public administrative authority or any person entrusted with public administrative
authority of any EEA Member Country
(including any delegee) having
responsibility
for the resolution of any
EEA Financial Institution.
“Eligible
Assignee”
means
any
Person
that
meets
the
requirements
to
be
an
assignee
under
Section 13.2(b)(iii),
(v)
and
(vi)
(subject
to
such
consents,
if
any,
as
may
be
required
under
Section 13.2(b)(iii)).
“Eligible Line of
Business”
means any business
engaged in as of
the date of this
Agreement by
the
Borrower or any other
Loan Party or any business
reasonably related thereto, including,
without limitation,
(i) spent foul business,
further processing,
fertilizer or nutrient manufacturing
or cooperative
purchasing or
similar
businesses
related
to
Borrower’s
commercial
egg
production
business
and
(ii)
the
production,
packaging, marketing
and distribution of prepared
foods.
“Environmental Claim”
means any investigation, notice, violation,
demand, allegation, action, suit,
injunction, judgment, order, consent decree, penalty, fine, lien, proceeding or claim (whether administrative,
judicial or private in nature),
but not including
internal reports prepared
by or on behalf
of Borrower in the
ordinary
course of business,
arising (a) pursuant
to, or in connection
with an actual or
alleged violation
of,
any Environmental Law,
(b) in connection
with any Hazardous
Material, (c) from any
abatement, removal,
remedial,
investigative,
corrective
or
response
action
in
connection
with
a
Hazardous
Material,
Environmental Law or order of a governmental authority or (d) from any actual or alleged damage, injury,
threat or harm to health,
safety,
natural resources
or the environment.
“Environmental
Law”
means
any
current
or
future
Legal
Requirement
pertaining
to
(a) the
protection
of
health,
safety
and
the
indoor
or
outdoor
environment,
(b) the
conservation,
management,
protection or use of natural resources and wildlife, (c) the protection or use of surface water or groundwater,
(d) the management, manufacture,
possession, presence,
use, generation, transportation,
treatment, storage,
disposal,
Release,
threatened
Release,
abatement,
removal,
investigation,
remediation
or
handling
of,
or
exposure
to, any
Hazardous Material
or (e) pollution
(including
any Release
to air,
land, surface
water or
groundwater), and
any amendment, rule, regulation,
order or directive issued
thereunder.
“Environmental
Liability”
means any
liability,
contingent
or otherwise
(including
any liability
for
damages,
costs of
environmental remediation,
fines, costs
of compliance,
penalties or indemnities),
of any
Loan
Party or
any
Subsidiary
of
a
Loan
Party
directly
or indirectly
resulting
from or
based
upon
(a) any
actual
or
alleged
violation
of
any
Environmental
Law,
(b)
the
generation,
use,
handling,
transportation,
storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the
Release
or
threatened
Release
of
any
Hazardous
Materials
into
the
environment
or
(e)
any
contract,
agreement
or other
legally
enforceable
consensual
arrangement
pursuant
to which
liability
is assumed
or
imposed with respect
to any of the foregoing.
“ERISA”
means
the
Employee
Retirement
Income
Security
Act
of
1974,
as
amended,
or
any
successor statute
thereto.

Exhibit 10.1
“EU
Bail-In
Legislation
Schedule”
means
the
EU Bail
-In
Legislation
Schedule
published
by
the
Loan Market Association
(or any successor Person),
as in effect from time
to time.
“Event of Default”
means any event
or condition identified as
such in Section 9.1.
“Event of Loss”
means, with respect to any Property,
any of the following:
(a) any loss, destruction
or damage of such Property
or (b) any condemnation, seizure, or taking, by exercise
of the power of
eminent
domain or otherwise, of such Property, or
confiscation of such Property or the requisition of the use of such
Property.
“Exchange Act”
means the United
States Securities and Exchange
Act of 1934.
“
Excluded
Equity Issuances
”
means
(a) the
issuance
by any
Subsidiary
of equity
securities
to
the
Borrower or any
Guarantor, as applicable, (b) the issuance of
equity securities by
the Borrower to
any Person
that is
an equity
holder
of the
Borrower
prior to
such
issuance, (c) the
issuance
of equity
securities of
the
Borrower
to directors,
officers
and
employees
of the
Borrower
and its
Subsidiaries
pursuant
to employee
stock option plans (or other employee incentive plans or other compensation arrangements) approved by the
Borrower’s Board
of Directors, and (d) the
issuance of equity securities of the Borrower
in order to finance
the
purchase
consideration
(or
a
portion
thereof)
in
connection
with
a
Permitted
Acquisition
or
Capital
Expenditures.
“
Excluded Swap
Obligation
” means, with respect to
any Guarantor,
any Swap Obligation
if, and to
the extent
that, all or
a portion
of the Guarantee
of such
Guarantor
of, or the
grant by
such Guarantor
of a
security interest to secure,
such Swap Obligation (or any Guarantee
thereof) is or becomes illegal under
the
Commodity Exchange
Act or any rule, regulation or
order of the Commodity Futures Trading
Commission
(or
the
application
or
official
interpretation
of
any
thereof)
by
virtue of
such
Guarantor’s
failure
for
any
reason not
to constitute
an “eligible
contract participant”
as defined
in the Commodity
Exchange Act
and
the regulations thereunder
at the time the Guarantee
of such Guarantor or the grant of such
security interest
becomes effective with respect to such related Swap Obligation.
If a Swap Obligation arises under a master
agreement
governing
more
than
one
swap,
such
exclusion
shall
apply
only
to
the
portion
of
such
Swap
Obligation that is attributable
to swaps for which such
Guarantee or security interest
is or becomes illegal.
“Excluded Taxes”
means any
of the following
Taxes
imposed
on or
with respect
to a Recipient
or
required
to be withheld
or deducted
from a payment
to a Recipient,
(a) Taxes
imposed
on or
measured by
net income (however denominated),
franchise Taxes,
and branch profits Taxe
s, in each case, (i) imposed as
a result of such Recipient
being organized
under the laws of, or having
its principal office or,
in the case of
any
Lender,
its applicable
lending
office
located
in,
the
jurisdiction
imposing
such
Tax
(or
any
political
subdivision
thereof)
or
(ii) that
are
Other
Connection
Taxes,
(b) in
the
case
of
a
Lender,
U.S.
federal
withholding
Taxes
imposed
on amounts
payable
to
or
for
the
account
of
such
Lender
with
respect
to
an
applicable interest in a Loan or
Commitment pursuant to a law in
effect on the date on
which (i) such Lender
acquires
such
interest
in
the
Loan
or
Commitment
(other
than
pursuant
to
an
assignment
request
by
the
Borrower under Section 2.12) or
(ii) such Lender changes its
lending office, except in each
case to
the extent
that,
pursuant
to
Section 4.1
amounts
with
respect
to
such
Taxes
were
payable
either
to
such
Lender’s
assignor
immediately
before
such
Lender
became
a party
hereto
or to
such
Lender
immediately
before
it
changed its lending
office, (c) Taxes
attributable to such
Recipient’s
failure to comply
with Section 4.1(g),
and (d) any U.S. federal withholding
Taxes
imposed under FATCA
.
“Existing Credit
Agreement”
has the meaning
specified in the Preliminary
Statements hereto.

Exhibit 10.1
“Extended Revolving
Credit Commitment”
means any
Revolving Credit
Commitment the
maturity
of which has been
extended pursuant to Section 2.16.
“ Extended Revolving Loans
” means any Revolving Loans made pursuant to
the Extended Revolving
Credit Commitments.
“ Extended Incremental Term Loans
” means any
Incremental Term Loans the maturity of
which shall
have been extended
pursuant to Section 2.16.
“ Extension
” has the meaning specified
in Section 2.16(a).
“ Extension Offer
” has the meaning
specified in Section 2.16(a).
“Facility”
means any of
the Revolving
Facility or the Incremental
Term Facility
.
“FATCA”
means Sections 1471
through 1474 of the Code,
as of the date of this Agreement
(or any
amended or successor
version that is substantively
comparable
and not materially more
onerous to comply
with),
any current
or future
regulations
or official
interpretations
thereof, and
any agreements
entered into
pursuant to Section
1471(b)(1) of the Code.
“FCPA”
means the Foreign
Corrupt Practices Act, 15
U.S.C. §§78dd-1, et seq.
“Federal Funds Rate”
means, for any
day,
the rate per annum
equal to the weighted
average of the
rates on overnight federal funds
transactions with members of the Federal
Reserve System, as published by
the Federal Reserve Bank
of New York
on the Business Day
next succeeding such
day;
provided
that (a) if
such day is not a Business
Day, the
Federal Funds Rate for such day
shall be such rate on such transactions
on the next preceding Business Day as so
published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day,
the Federal Funds Rate for such day shall be the
average
rate
(rounded
upward,
if
necessary,
to
a
whole
multiple
of
1/100
of
1%)
charged
to
the
Administrative
Agent
on
such
day
on
such
transactions
as
determined
by
the
Administrative
Agent;
provided
that in no event shall
the Federal Funds Rate be
less than 0.00%.
“Financial
Officer”
of any
Person
means
the chief
financial
officer,
principal
accounting
officer,
treasurer or controller
of such Person.
“Floor”
means the rate per
annum of interest
equal to 0%.
“Foreign Lender”
means a Lender
that is not a U.S. Person.
“Foreign
Subsidiary”
means each
Subsidiary that
(a) is organized
under the
laws of
a jurisdiction
other
than
the
United
States
of
America
or
any
state
thereof
or
the
District
of
Columbia,
(b) conducts
substantially
all of
its business
outside of
the United
States of
America,
and
(c) has substantially
all of
its
assets outside of the
United States of America.
“ FRB
” means the Board
of Governors of
the Federal Reserve System
of the United States.
“Fronting Exposure”
means, at
any time
there is
a Defaulting
Lender,
(a) with
respect to
any L/C
Issuer,
such
Defaulting
Lender’s
Revolver
Percentage
of the
outstanding
L/C Obligations
with
respect
to

Exhibit 10.1
Letters of Credit issued by such L/C
Issuer other than L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated
to other Lenders or Cash Collateralized in accordance with the terms hereof, and (b)
with respect
to the Swingline
Lender, such
Defaulting Lender’s
Revolver Percentage
of outstanding Swingline Loans made by the
Swingline Lender other than Swingline Loans as
to which such
Defaulting Lender’s
participation obligation
has been reallocated to other
Lenders.
“GAAP”
means generally accepted accounting
principles set forth from time to time in the opinions
and
pronouncements
of
the
Accounting
Principles
Board
and
the
American
Institute
of
Certified
Public
Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar
functions
of comparable
stature
and
authority
within the
U.S.
accounting
profession),
which
are applicable to the
circumstances as of the
date of determination.
“Governmental
Authority”
means
the
government
of
the
United
States
of
America
or
any
other
nation,
or
of
any
political
subdivision
thereof,
whether
state
or
local,
and
any
agency,
authority,
instrumentality,
regulatory
body,
court,
central
bank
or
other
entity
exercising
executive,
legislative,
judicial, taxing, regulatory
or administrative powers
or functions of or pertaining
to government (including
any supra-national
bodies such as the European
Union or the European
Central Bank).
“Guarantee”
of or by
any Person (the
“guarantor” ) means any obligation, contingent or otherwise, of
the
guarantor
guaranteeing
or
having
the
economic
effect
of
guaranteeing
any
Indebtedness
or
other
obligation
of any
other Person
(the
“primary obligor”
) in any
manner, whether directly or
indirectly, and
including
any obligation
of the
guarantor,
direct or
indirect,
(a) to purchase
or pay
(or advance
or supply
funds for
the purchase
or payment
of) such
Indebtedness or
other obligation
or to purchase
(or to
advance
or supply funds for the
purchase of) any security
for the payment thereof, (b) to
purchase or lease
property,
securities or
services for
the purpose of
assuring the owner
of such Indebtedness
or other obligation
of the
payment
thereof, (c) to
maintain working
capital, equity
capital or
any other
financial statement
condition
or
liquidity
of
the primary
obligor
so as
to
enable
the primary
obligor
to
pay
such
Indebtedness
or other
obligation or (d) as an
account party
in respect of any
letter of credit
or letter of guaranty
issued to support
such
Indebtedness
or
obligation;
provided
that
the
term
Guarantee
shall
not
include
endorsements
for
collection or deposit
in the ordinary course
of business.
“Guaranteed Obligations”
is defined in Section 11.1.
“Guaranty
Agreements”
means
and
includes
the
Guarantee
of
the
Loan
Parties
provided
for
in
Section 11, and
any other guaranty
agreement executed
and delivered in order to guarantee
the Guaranteed
Obligations
or any part thereof
in form and substance
acceptable to the Administrative
Agent.
“Guarantors”
means and includes
each Wholly-owned Subsidiary
that is a Domestic Subsidiary
of
the Borrower,
and Borrower,
in its capacity
as a guarantor
of the
Guaranteed
Obligations
of another
Loan
Party; provided
that,
for so
long as
such Subsidiary
’s primary
business
is insurance,
Eggcellent Insurance
Company,
LLC shall not be a Guarantor hereunder;
provided further that no Echo
Lake Subsidiary shall be
required
to join
this Agreement
as a
Guarantor
so long
as such
Echo Lake
Subsidiary
is merged
with and
into
either
the
Borrower
or
Echo
Lake
Foods
LLC
on
or
before
January
1,
2027.
If
any
Echo
Lake
Subsidiary is not merged
with or into the Borrower or Echo Lake
Foods LLC on or before January 1, 2027,
it shall join the Agreement
as a Guarantor in accordance
with Section 12.3.
“Hazardous Material”
means any substance,
chemical, compound, product, solid,
gas, liquid,
waste,
byproduct,
pollutant,
contaminant
or
material
which
is
hazardous,
toxic,
or
a
pollutant
and
regulated

Exhibit 10.1
pursuant
to
any
Environmental
Law
and
includes,
without
limitation,
(a) asbestos,
polychlorinated
biphenyls
and
petroleum
(including
crude
oil
or
any
fraction
thereof)
and
(b) any
material
classified
or
regulated
as “hazardous,”
“toxic,”
or a
“pollutant”
or words
of like
import
pursuant
to an
Environmental
Law.
For the purposes of
this Agreement, however,
the Parties acknowledge
and agree that Borrower
is in
the live animal agriculture
business and
routinely generates, stores, handles,
transports, composts,
disposes
of, applies and/or
sells manure for beneficial
reuse (fertilizer) in the
ordinary course of business, that
manure
naturally
breaks
down
and
releases
ammonia,
phosphorus
and
other
substances
and
such
manure
and
its
constituent parts shall
not be “Hazardous
Material” hereunder.
“Hazardous
Material
Activity”
means
any
activity,
event
or
occurrence
involving
a
Hazardous
Material,
including,
without
limitation,
the
manufacture,
possession,
presence,
use,
generation,
transportation,
treatment, storage,
disposal, Release,
threatened Release,
abatement, removal,
remediation,
handling of or
corrective or response action
to any Hazardous
Material.
“Hedging Agreement”
means any agreement with respect to any swap, forward, future or derivative transaction or option or
similar agreement involving, or
settled by reference to,
one or more
rates, currencies,
commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures
of
economic,
financial
or
pricing
risk
or
value
or
any
similar
transaction
or
any
combination
of
these
transactions; provided
that
no
phantom
stock
or
similar
plan
providing
for
payments
only
on account
of
services provided by current or former directors, officers, employees or consultants of any Loan Party or its
Subsidiaries shall be a Hedging
Agreement.
“Hedging Liability”
means the
liability of
any Loan
Party to
any of
the Lenders,
or any
Affiliates
of such Lenders
in respect of any Hedging
Agreement as such Loan Party may
from time to time enter into
with
any
one
or
more
of
the
Lenders
party
to
this
Agreement
or
their
Affiliates,
whether
absolute
or
contingent and
howsoever and
whensoever created,
arising, evidenced
or acquired (including
all renewals,
extensions
and
modifications
thereof
and
substitutions
therefor);
provided,
however,
that, with
respect
to
any
Guarantor,
Hedging
Liability
Guaranteed
by
such
Guarantor
shall
exclude
all
Excluded
Swap
Obligations.
“Hostile Acquisition”
means the acquisition of the capital stock or other equity interests of a Person through
a
tender
offer
or
similar
solicitation
of
the
owners
of
such
capital
stock
or
other
equity
interests
which
has not
been
approved
(prior to
such
acquisition)
by resolutions
of the
Board
of Directors
of such
Person
or
by
similar
action
if
such
Person
is
not
a
corporation,
or
as
to
which
such
approval
has
been
withdrawn.
“Increase”
is defined in Section 2.15.
“Increase
Date”
is defined in Section 2.15.
“Incremental
Amendment”
is defined in Section 2.15.
“Incremental
Term
Facility”
means the credit facility
for Incremental Term
Loans.
“Incremental
Term
Loans”
is defined in Section
2.15.
“Incremental
Term
Loan Percentage”
means, for each Lender,
the percentage held
by such Lender
of the aggregate
principal amount of all Incremental
Term Loans
outstanding, if any.

Exhibit 10.1
“Indebtedness”
means for any Person (without duplication) (a) all indebtedness created, assumed or incurred
in any
manner
by such
Person
representing
money
borrowed
(including
by the
issuance
of debt
securities),
(b) all
indebtedness
for
the
deferred
purchase
price
of
property
or
services
(other
than
trade
accounts payable
arising in the ordinary course
of business), (c) all indebtedness
secured by any
Lien upon
Property of such Person, whether
or not such Person has assumed
or become liable for the payment of such
indebtedness, (d) all Capitalized
Lease Obligations of
such Person,
(e) all obligations
of such Person on
or
with respect to letters of
credit, bankers’
acceptances and
other extensions of credit to
the extent any of
the
foregoing
are not
cash collateralized,
whether or
not representing
obligations for
borrowed
money,
(f) all
obligations
of such
Person to
purchase,
redeem, retire,
defease
or otherwise
make any
payment
in respect
of
any
equity
interest
in
such
Person
or
any
other
Person
or
any
warrant,
right or
option
to acquire
such
equity
interest,
valued,
in
the
case
of
a
redeemable
preferred
interest,
at
the
greater
of
its
voluntary
or
involuntary liquidation preference
plus accrued and unpaid dividends, (g) all net obligations (determined as of any time based on the termination value thereof) of such Person under any interest rate, foreign currency, and/or
commodity
swap,
exchange,
cap,
collar,
floor,
forward,
future
or
option
agreement,
or
any
other
similar interest rate, currency
or commodity hedging arrang
ement; and (h) all Guarantees of
such Person in
respect of
any of
the foregoing.
For all purposes
hereof, the
Indebtedness
of any
Person shall
include the
Indebtedness
of
any
partnership
or
joint
venture
(other
than
a
joint
venture
that
is itself
a
corporation
or
limited
liability
company)
in
which
such
Person
is
a
general
partner
or
a
joint
venturer,
unless
such
Indebtedness is expressly
made non-recourse
to such Person.
“Indemnified Taxes”
means (a) all Taxes
other than Excluded
Taxes,
imposed on or with respect
to
any
payment
made
by or
on account
of any
obligation
of any
Loan
Party under
any
Loan
Document
and
(b) to the extent not otherwise
described in (a), Other
Taxes.
“Interest
Payment
Date”
means
(a)
with
respect
to any
SOFR Loan,
the last
day
of each
Interest
Period with
respect
to such
SOFR
Loan
and
on the
maturity
date
and,
if the
applicable
Interest
Period is
longer than three (3) months, on each
day occurring every three (3) months after the
commencement of such
Interest Period, (b)
with respect to
any Base Rate
Loan (other
than Swingline
Loans), the last
day of every
calendar quarter and on the maturity date, and (c) as to
any Swingline Loan, (i) bearing interest by reference
to the Base Rate, the last
day of every
calendar month,
and on the maturity date
and (ii) bearing interest
by
reference
to the
Swingline
Lender’s
Quoted
Rate,
the last
day
of
the Interest
Period
with
respect
to such
Swingline Loan, and on
the maturity date; provided
that, as to any such Loan, (i) if any
such date would be
a day
other
than a
Business Day,
such date
shall be
extended to
the next
succeeding Business
Day unless
such next succeeding
Business Day would
fall in the next calendar
month, in which case such
date shall be
the
next
preceding
Business
Day
and
(ii)
the
Interest
Payment
Date
with
respect
to
any
Borrowing
that
occurs
on
the
last
Business
Day
of
a
calendar
month
(or
on
a
day
for
which
there
is
no
numerically
corresponding day in any applicable
calendar month) shall be the last Business Day of any such
succeeding
applicable calendar
month.
“Interest
Period”
means
the
period
commencing
on
the
date
a
Borrowing
of
SOFR
Loans
or
Swingline Loans (bearing interest
at the Swingline
Lender’s Quoted Rate) is
advanced, continued, or created
by
conversion
and
ending
(a)
in
the
case
of
SOFR
Loans,
on
the
numerically
corresponding
day
in
the
calendar month that is one (1),
three (3) or six
(6) months thereafter, as specified in the
applicable borrowing
request or interest election
request and (b)
in the case of
Swingline Loans bearing
interest at the Swingline
Lender’s
Quoted
Rate, on
the date
one (1)
to five
(5) Business
Days thereafter
as mutually
agreed
by
the
Borrower and the
Swingline Lender,
provided, that:
(i)
no Interest Period shall extend
beyond the final maturity
date of the relevant Loans;

Exhibit 10.1
(ii)
whenever
the last
day of
any
Interest Period
would
otherwise be
a day
that is
not a
Business Day,
the last day of such Interest Period shall be extended
to the next succeeding Business
Day, provided
that, if such extension would
cause the last day of an Interest Period for a Borrowing
of SOFR Loans
to occur
in the following
calendar month,
the last day
of such Interest
Period shall
be the immediately
preceding Business
Day;
(iii)
for
purposes
of
determining
an
Interest
Period
for
a
Borrowing
of
SOFR
Loans,
a
month
means
a
period
starting
on
one
day
in
a
calendar
month
and
ending
on
the
numerically
corresponding
day
in
the next
calendar
month;
provided,
however,
that
if there
is no
numerically
corresponding
day
in
the
month
in
which
such
an
Interest
Period
is
to
end
or
if
such
an
Interest
Period begins
on the
last Business
Day of
a calendar
month, then
such Interest Period
shall end
on
the last Business Day of
the calendar month
in which such Interest Period
is to end; and
(iv)
no
tenor
that
has
been
removed
from
this
definition
pursuant
to
Section 4.8
below
shall be available for
specification in such
borrowing request or interest election
request.
“IRS”
means the United
States Internal Revenue
Service.
“L/C Issuer”
means BMO
Bank N.A. (formerly
known as BMO
Harris Bank N.A.),
in its capacity
as the
issuer
of
Letters
of Credit
hereunder
,
in
each
case
together
with
its
successors
in such
capacity
as
provided in Section 2.3(h).
“L/C Obligations”
means the
aggregate
undrawn face
amounts of
all outstanding
Letters of Credit
and all unpaid
Reimbursement Obligations.
“L/C Participation Fee”
is defined in Section 3.1(b).
“L/C Sublimit”
means $25,000,000
,
as reduced or otherwise amended
pursuant to the terms hereof.
“Legal
Requirement”
means
any
treaty,
convention,
statute,
law,
common
law,
rule,
regulation,
ordinance,
license,
permit,
governmental
approval,
injunction,
judgment,
order,
consent
decree
or
other
requirement of any
governmental authority,
whether federal, state, or local.
“Lenders”
means and
includes BMO Bank
N.A. (formerly
known as BMO Harris
Bank N.A.)
and
the
other
Persons
listed
on
Schedule
2.1/2.2
and
any
other
Person
that
shall
have
become
party
hereto
pursuant
to
an
Assignment
and
Assumption,
other
than
any
such
Person
that
ceases
to
be
a
party
hereto
pursuant
to
an Assignment
and
Assumption.
Unless
the
context
requires otherwise,
the
term
“Lenders”
includes the Swingline
Lender.
“Lending Office”
is defined in Section 4.7.
“Letter of Credit”
is defined in Section
2.3(a).
“Lien”
means
any
mortgage,
lien, security
interest, pledge,
charge
or encumbrance
of any
kind in
respect
of
any
Property,
including
the
interests
of
a
vendor
or
lessor
under
any
conditional
sale,
Capital
Lease or other title retention
arrangement.

Exhibit 10.1
“Loan”
means
any
Revolving
Loan,
Swingline
Loan,
or Incremental
Term
Loan
(if any)
whether
outstanding as a Base Rate Loan or SOFR Loan or
otherwise, each of which is a
“type”
of Loan hereunder.
“Loan Documents”
means this Agreement, the
Notes (if any), the
Amended and Restated Fee
Letter,
the
Applications,
the
Guaranty
Agreements,
and
each
other
instrument
or
document
to
be
delivered
hereunder or thereunder
or otherwise in connection
therewith.
“Loan Party”
means the Borrower
and each of the
Guarantors.
“Marketable
Securities”
means
investments
with
a
maturity
of more
than three
(3)
months
when
purchased
which are
made in
accordance
with the Cal
-Maine Investment
Guidelines
as attached
hereto as
Schedule 1.1, as the same
may be amended
from time to time with the consent
of the Required
Lenders.
“Material Adverse Effect”
means (a) a material
adverse change
in, or material adverse effect
upon,
the operations, business, or financial condition of the Borrower or of the Loan Parties and their Subsidiaries taken as a whole,
(b) a material
impairment of
the ability of the
Borrower or of
the Loan Parties
taken as a
whole to
perform the
material obligations
under the
Loan Documents
or (c) a material
adverse effect
upon
the legality,
validity,
binding effect
or enforceability against
any Loan Party
of any
Loan Document or
the
material rights and remedies
of the Administrative Agent
and the Lenders
thereunder.
“Material
Indebtedness”
means
Indebtedness
(other
than
the
Loans
and
Letters
of
Credit),
or
obligations
in respect of
one or more
Hedging Agreements,
of any one
or more of
the Loan
Parties and
its
Subsidiaries
with
an
individual
outstanding
principal
amount
exceeding
$50,000,000.
For
purposes
of
determining Material Indebtedness,
the “obligations” of any Loan Party or
any Subsidiary in respect of any
Hedging
Agreement
at
any
time
shall
be
the
maximum
aggregate
amount
(giving
effect
to
any
netting
agreements) that such
Loan Party or such Subsidiary
would be required
to pay if such Hedging
Agreement
were terminated at such
time.
“Minimum Collateral Amount”
means, at any time, (a) with respect to Cash Collateral consisting of cash or
deposit account
balances, an
amount equal
to 105%
(or 100%
if such Cash
Collateral consists
of a
demand or time deposit account) of
the Fronting Exposure of all
L/C Issuers with
respect to Letters of Credit
issued and outstanding
at such time and (b)
otherwise, an
amount determined
by the Administrative
Agent
and the L/C Issuer in their sole
discretion.
“Moody’s”
means Moody’s
Investors Service, Inc.
“Net Cash
Proceeds”
means,
as applicable,
(a) with
respect
to any
Disposition
by a
Person, cash
and
cash
equivalent
proceeds
received
by or
for
such
Person’s
account,
net
of
(i) reasonable
direct
costs
relating
to such
Disposition, (ii) sale,
use or
other
transactional
taxes paid
or payable
by such
Person as
a
direct result of such Disposition, and
(iii) the amount of any Indebtedness permitted
hereby which is secured
by a prior perfected
Lien on the asset subject
to such Disposition
and is required to be repaid in connection
with such Disposition, (b)
with respect to any Event of Loss of a Person, cash and cash equivalent proceeds received
by
or
for
such
Person’s
account
(whether
as
a
result
of
payments
made
under
any
applicable
insurance policy
therefor or in connection
with condemnation
proceedings or otherwise), net
of reasonable
direct costs incurred
in connection
with the collection of such
proceeds, awards or
other payments,
and the
amount of any Indebtedness permitted hereby which is secured by a prior perfected Lien in the asset subject to the Event
of Loss and
(c) with respect
to any offering
of equity
securities of a
Person or
the issuance
of

Exhibit 10.1
any Indebtedness by a Person,
cash and cash equivalent proceeds received
by or for such Person’s account,
net of reasonable
legal, underwriting, and other
fees and expenses incurred
as a direct result thereof.
“Net Income”
means, with reference to any period, the net income (or net
loss) of the Borrower and
its Subsidiaries for such
period computed
on a consolidated
basis in accordance
with GAAP;
provided
that
there shall be excluded
from Net Income (a)
the net income (or net
loss) of any Person
accrued prior to
the
date
it
becomes
a
Subsidiary
of,
or
has
merged
into
or
consolidated
with,
the
Borrower
or
another
Subsidiary,
(b) the net
income (or
net loss)
of any
Person (other
than a
Subsidiary) in which
the Borrower
or any
of its
Subsidiaries
has an
equity
interest,
except
to
the extent
of
the
amount
of dividends
or other
distributions
actually
paid
to
the
Borrower
or
any
of
its
Subsidiaries
during
such
period,
and
(c) the
undistributed earnings of any Subsidiary to the
extent that the declaration or
payment of dividends or similar
distributions by such Subsidiary is not at
the time permitted by the
terms of any contractual obligation (other
than under any Loan
Document) or requirement
of law applicable to such
Subsidiary.
“Net Worth”
means,
at any time the same
is to be determined,
total shareholder’s
equity (including
capital
stock,
additional
paid
in
capital,
and
retained
earnings
after
deducting
treasury
stock)
that
would
appear on the
balance sheet of the Borrower
and its Subsidiaries, determined
in accordance
with GAAP on
a consolidated
basis.
“Non-Consenting
Lender”
means
any
Lender
that
does
not
approve
any
consent,
waiver
or
amendment
that
(a) requires
the
approval
of
all
affected
Lenders
in
accordance
with
the
terms
of
Section 13.3 and
(b) has been approved
by the Required Lenders.
“Non-Defaulting
Lender”
means, at
any time,
each Lender
that is
not a
Defaulting
Lender at
such
time.
“Note”
and
“Notes”
each is defined
in Section 2.10.
“Obligations”
means all obligations of the Borrower to pay principal and interest on the Loans, all
Reimbursement
Obligations owing
under the
Applications, all fees
and charges
payable hereunder,
and all
other payment obligations
of the Borrower or any
other Loan Party arising under
or in relation to any Loan
Document, in each
case whether now existing
or hereafter arising, due
or to become due, direct or indirect,
absolute or contingent,
and howsoever
evidenced, held or acquired.
“OFAC”
means the United
States Department of Treasury
Office of Foreign
Assets Control.
“OFAC
Event”
is defined in Section 8.15.
“OFAC
Sanctions
Programs”
means
all laws,
regulations,
and
Executive
Orders
administered
by
OFAC, including
without limitation, the Bank Secrecy Act, anti-money laundering laws (including, without limitation,
the Uniting
and
Strengthening
America
by Providing
Appropriate Tools
Required
to Intercept
and
Obstruct
Terrorism
Act
of
2001,
Pub. L. 107-56
(a/k/a
the
USA Patriot
Act)),
and
all economic
and
trade sanction programs
administered by OFAC,
any and all similar United
States federal laws, regulations
or Executive
Orders
(whether
administered
by OFAC
or
otherwise),
and
any
similar laws,
regulations
or
orders adopted by
any State within the United States.
“Other
Connection
Taxes”
means,
with
respect
to
any
Recipient,
Taxes
imposed
as
a
result
of
a
present
or former
connection
between
such Recipient
and
the jurisdiction
imposing
such
Tax
(other
than

Exhibit 10.1
connections
arising
from
such
Recipient
having
executed,
delivered,
become
a
party
to,
performed
its
obligations under,
received payments under,
received or perfected a security interest
under, engaged
in any
other transaction
pursuant to
or enforced
any Loan
Document,
or sold
or assigned
an interest
in any
Loan
or Loan Document).
“Other Taxes”
means all present or future stamp, court or documentary, intangible, recording, filing
or
similar
Taxes
that
arise
from
any
payment
made
under,
from
the
execution,
delivery,
performance,
enforcement or registration
of, from the receipt
or perfection of a
security interest
under, or
otherwise with
respect
to,
any
Loan
Document,
except
any
such
Taxes
that
are
Other
Connection
Taxes
imposed
with
respect to an assignment
(other than an assignment
made pursuant to Section
2.12).
“Participant”
has the meaning
assigned to such
term in clause (d) of Section
13.2.
“Participant Register”
has the meaning
specified in clause
(d) of Section 13.2.
“Participating Interest”
is defined in Section 2.3(e).
“Participating Lender”
is defined in Section
2.3(e).
“PBGC”
means the
Pension Benefit
Guaranty
Corporation
or any
Person succeeding
to any
or all
of its functions under
ERISA.
“Percentage”
means
for
any
Lender
its
Revolver
Percentage
or
its
Incremental
Term
Loan
Percentage, as applicable.
“Permitted Acquisition”
means any Acquisition with
respect to which all
of the following conditions
shall have been satisfied:
(a)
the
Acquired
Business
is
in
an
Eligible
Line
of
Business
and
has
its
primary
operations within the
United States of America;
(b)
the Acquisition shall not
be a Hostile Acquisition;
(c)
the Borrower
or a Subsidiary
shall be
the surviving
entity in any
merger
to which
it
is a party in connection
with such Acquisition;
(d)
if a
new
Subsidiary
is
formed
or
acquired
as
a
result
of
or
in
connection
with
the
Acquisition, the Borrower shall have complied with the requirements of Section 12.3 within 30 days of the completion
thereof; and
(e)
after giving
effect
to the
Acquisition and
any Credit
Event in
connection
therewith,
no Default shall exist, including with respect to the financial covenants contained in Section 8.22 on a pro forma basis (looking
back four completed
fiscal quarters as if the Acquisition
occurred on
the
first day of such period and after giving effect to the payment of the purchase price for the Acquired
Business).
“Person”
means
any
natural
Person,
corporation,
limited
liability
company,
trust,
joint
venture,
association, company,
partnership, Governmental
Authority or other entity.

Exhibit 10.1
“Plan”
means
any
employee
pension benefit
plan covered
by Title
IV of
ERISA or
subject
to the
minimum funding standards under
Section 412 of the Code that either (a) is maintained
by a member of the
Controlled
Group
for employees
of a
member
of the
Controlled
Group
or (b) is
maintained
pursuant
to a
collective
bargaining
agreement
or
any
other
arrangement
under
which
more
than
one
employer
makes
contributions
and to which
a member
of the Controlled
Group is
then making
or accruing
an obligation
to
make contributi
ons or has within the preceding
five plan years made
contributions.
“Premises”
means the real property owned or leased by any Loan Party or any Subsidiary of a Loan
Party.
“Property”
means,
as
to
any
Person,
all
types
of
real,
personal,
tangible,
intangible
or
mixed
property owned by such Person whether or not included in the most recent balance sheet of such Person and its subsidiaries under
GAAP.
“
Qualified
ECP Guarantor
”
means,
in
respect
of
any
Swap
Obligation,
each
Loan
Party
that
has
total assets
exceeding $10,000,000 at the
time the
relevant Guarantee or grant
of the
relevant security interest
becomes
effective
with
respect
to
such
Swap
Obligation
or
such
other
person
as
constitutes
an
“eligible
contract
participant”
under the
Commodity
Exchange
Act or
any regulations
promulgated
thereunder and
can
cause
another
person
to
qualify
as
an
“eligible
contract
participant”
at
such
time
by
entering
into
a
keepwell under Section
1a(18)(A)(v)(II) of the
Commodity Exchange
Act.
“Recipient
”
means
(a)
the
Administrative
Agent,
(b)
any
Lender,
and
(c)
any
L/C
Issuer,
as
applicable.
“Register”
is defined in Section 13.2(c).
“Reimbursement Obligation”
is defined in Section 2.3(c).
“Related
Parties”
means,
with
respect
to
any
Person,
such
Person’s
Affiliates
and
the
partners,
directors,
officers,
employees,
agents,
trustees,
administrators,
managers,
advisors
and
representatives
of
such Person and
of such Person’s
Affiliates.
“Release”
means
any
spilling,
leaking,
pumping,
pouring,
emitting,
emptying,
discharging,
injecting,
escaping,
leaching,
migrating,
dumping,
or
disposing
into
the
indoor
or
outdoor
environment,
including,
without
limitation, the
abandonment
or discarding
of barrels,
drums,
containers,
tanks
or other
receptacles containing
or previously containing
any Hazardous Material.
“ Relevant Governmental Body
” means the FRB and/or the Federal Reserve Bank of New York, or a
committee officially
endorsed
or convened
by the
FRB and/or
the Federal
Reserve Bank
of New York,
or
any successor thereto.
“Required Lenders”
means, at any
time, Lenders having
Total Credit
Exposures representing
(a) if
there are 2 or less
Lenders, all of the Lenders,
and (b) if there
are 3 or more
Lenders, 50.0%
or more of the
Total
Credit
Exposures
of
all Lenders.
To
the
extent
provided
in
the last
paragraph
of
Section 13.3,
the
Total
Credit Exposure
of any
Defaulting
Lender shall
be disregarded
in determining
Required
Lenders at
any time.

Exhibit 10.1
“Responsible Officer”
of any person means any
executive officer or
Financial Officer of
such Person
and any other officer, general partner or managing member or similar official thereof with responsibility for the
administration
of
the
obligations
of
such
person
in
respect
of
this
Agreement
whose
signature
and
incumbency
shall have been
certified to
the Administrative
Agent on
or after the
Closing Date
pursuant to
an incumbency
certificate of the type contemplated
by Section 7.2.
“Revolver
Percentage”
means,
for
each
Lender,
the
percentage
of
the
total
Revolving
Credit
Commitments
represented
by
such
Lender’s
Revolving
Credit
Commitment
or,
if
the
Revolving
Credit
Commitments have
been terminated or expired, the percentage
of the total Revolving Credit
Exposure then
outstanding held by
such Lender.
“Revolving
Facility”
means
the
credit
facility
for
making
Revolving
Loans and
Swingline
Loans
and issuing Letters of Credit
described in Sections
2.1, 2.2 and 2.3.
“Revolving
Credit
Commitment”
means,
as to
any
Lender,
the obligation
of such
Lender
to make
Revolving
Loans and
to participate
in Swingline
Loans and
Letters of Credit
issued for
the account
of the
Borrower hereunder
in an aggregate principal or
face amount at any one time outstanding
not to exceed the
amount set forth opposite
such Lender’s
name on Schedule
2.1/2.2 attached hereto
and made a part
hereof,
as the
same may
be reduced
or modified
at any
time or
from time
to time
pursuant to
the terms
hereof
(including, without limitation, Section 2.15 hereof).
The Borrower and the Lenders acknowledge and agree
that the Revolving
Credit Commitments of the Lenders
aggregate $250,000,000
on the Closing Date.
“Revolving Credit
Exposure”
means, as to
any Lender at
any time,
the aggregate
principal amount
at
such
time
of
its outstanding
Revolving
Loans
and
such
Lender’s
participation
in
L/C Obligations
and
Swingline Loans at such
time.
“Revolving
Credit
Termination
Date”
means
August 31,
2031
or such
earlier date
on which
the
Revolving Credit Commitments
are terminated in whole
pursuant to Section 2.11,
9.2 or 9.3.
“Revolving Loan”
is defined in Section 2.1
and, as so defined,
includes a Base Rate
Loan or a SOFR
Loan, each of which
is a
“type”
of Revolving Loan hereunder.
“Revolving Note”
is defined in Section
2.10.
“S&P”
means
Standard
&
Poor’s
Ratings
Services
Group,
a
Standard &
Poor’s
Financial
Services LLC business.
“SEC”
means the United
States Securities and Exchange
Commission.
“SOFR”
means a
rate equal
to the secured
overnight financing
rate as administered
by the
Federal
Reserve Bank of
New York)
or a successor administrator
of the secured overnight
financing rate).
“SOFR Loan”
means a
Loan bearing
interest based
on Adjusted
Term
SOFR, other
than pursuant
to clause (c) of the definition
of “Base Rate.”
“Subsidiary”
means, as
to any
particular parent
corporation or
organization, any
other corporation
or organization more than 50% of the outstanding Voting
Stock of which is at the time directly or indirectly
owned by such parent corporation or organization or by any one or more other entities which are
themselves

Exhibit 10.1
subsidiaries
of such parent
corporation or
organization.
Unless otherwise
expressly noted
herein, the term
“Subsidiary”
means a Subsidiary
of the Borrower or of any
of its direct or indirect Subsidiaries.
“
Swap
Obligation
” means,
with respect
to any
Guarantor,
any
obligation
to pay
or perform
under
any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the
Commodity Exchange
Act.
“Sweep
Depositary”
shall
have
the
meaning
set
forth
in
the
definition
of
Sweep
to
Loan
Arrangement.
“Sweep to Loan Arrangement”
means a cash management arrangement established by the Borrower with
the
Swingline
Lender
or
an
Affiliate
of
the
Swingline
Lender,
as
depositary
(in
such
capacity,
the
“Sweep
Depositary”
),
pursuant
to
which
the
Swingline
Lender
is
authorized
(a) to
make
advances
of
Swingline
Loans
hereunder,
the
proceeds
of
which
are
deposited
by
the Swing
Lender
into
a
designated
account
of
the
Borrower
maintained
at
the
Sweep
Depositary,
and
(b) to
accept
as
prepayments
of
the
Swingline
Loans
hereunder
proceeds
of
excess
targeted
balances
held
in
such
designated
account
at
the
Sweep Depositary,
which cash management arrangement
is subject to such agreement(s) and on such terms
acceptable to the
Sweep Depositary and the
Swing Lender.
“Swingline”
means
the
credit
facility
for
making
one
or
more
Swingline
Loans
described
in
Section 2.2.
“Swingline
Lender”
means
BMO
Bank
N.A. (formerly
known
as BMO
Harris
Bank
N.A.),
in its
capacity
as
the
Lender
of
Swingline
Loans
hereunder,
or
any
successor
Lender
acting
in
such
capacity
appointed pursuant to
Section 13.2.
“Swingline Lender’s
Quoted Rate”
is defined in Section 2.2(b).
“Swingline Sublimit”
means $25,000,000
,
as reduced pursuant to the
terms hereof.
“Swingline Loan” and “Swingline Loans”
each is defined
in Section 2.2(b).
“Swing Note”
is defined in Section
2.10.
“Tangible
Net Worth
” means
total shareholder’s
equity that
would
appear on
the balance
sheet of
the Borrower
and
its Subsidiaries
minus
the sum
of (a)
all assets
which
would
be classified
as intangible
assets under
GAAP,
including,
without limitation,
goodwill, patents,
trademarks,
trade names,
copyrights,
franchises
and
deferred
charges
(including,
without
limitation,
unamortized
debt
discount
and
expense,
organization
costs and deferred research
and development expense)
and similar assets, and (b) the write
up
of assets
above
cost (other
than marketable
securities); provided,
however,
that intangible
assets shall
not
include
prepaid
expenses
(including,
without
limitation,
prepaid
insurance,
software
licenses
and
support
agreements,
consulting
contracts and
prepaid financing
fees) carried
on the
consolidated
balance
sheet, in
each case determined
on a consolidated
basis in accordance with GAAP.
“Taxes”
means
all
present
or
future
taxes,
levies,
imposts,
duties,
deductions,
withholdings
(including
backup
withholding),
assessments,
fees
or
other
charges
imposed
by
any
Governmental
Authority,
including any
interest, additions to tax or
penalties applicable
thereto.

Exhibit 10.1
“
Term
SOFR”
means,
for
the
applicable
tenor,
the
Term
SOFR Reference
Rate
on
the
day
(such
day, the “Term SOFR Determination Day”
) that is two
(2) U.S. Government Securities Business Days prior
to (a) in the case of SOFR Loans, the first day of such applicable Interest Period, or (b) with respect to Base
Rate, such day of determination
of the Base Rate, in each case
as such rate is published
by the Term
SOFR
Administrator;
provided,
however,
that
if
as
of
5:00
p.m.
(New
York
City
time)
on
any
Term
SOFR
Determination
Day the
Term
SOFR Reference
Rate for the
applicable
tenor has not
been published
by the
Term
SOFR
Administrator,
then
Term
SOFR
will
be
the
Term
SOFR
Reference
Rate
for
such
tenor
as
published
by
the
Term
SOFR Administrator
on
the
first preceding
U.S. Government
Securities
Business
Day
for
which
such
Term
SOFR
Reference
Rate
for
such
tenor
was
published
by
the
Term
SOFR
Administrator
so long
as such
first preceding
U.S. Government
Securities Business
Day is
not more
than
three (3) U.S. Government
Securities Business Days
prior to such Term
SOFR Determination Day.
“Term
SOFR Administrator”
means CME
Group Benchmark
Administration Limited
(CBA) (or
a
successor
administrator
of
the
Term
SOFR
Reference
Rate
selected
by
the
Administrative
Agent
in
its
reasonable discretion
in a manner substantially
consistent with market
practice).
“Term SOFR
Reference
Rate”
means the forward
-looking term rate based
on SOFR.
“Total Capitalization”
means, at any time the same is
to be determined, the sum of (a) Total Funded
Debt and (b) Net Worth.
“Total Credit
Exposure”
means, as to any Lender at any time, the unused Commitments,
Revolving
Credit Exposure,
and Incremental Term
Loans (if any) of such
Lender at such time.
“Total
Funded
Debt”
means,
at
any
time
the
same
is
to
be
determined,
the
sum
(but
without
duplication) of (a) all Indebtedness of the Borrower and its
Subsidiaries at such time described in
clauses (a)
through
(f), both inclusive,
of the definition
thereof, and
(b) all Indebtedness
of any
other Person
which is
directly or
indirectly Guaranteed
by the
Borrower or
any of
its Subsidiaries
or which
the Borrower
or any
of its Subsidiaries
has agreed
(contingently
or otherwise)
to purchase
or otherwise acquire
or in respect
of
which the Borrower
or any of its Subsidiaries has
otherwise assured
a creditor against loss.
“Total
Funded
Debt to
Capitalization
Ratio”
means, as of
the last day of
any fiscal quarter of
the
Borrower, the
ratio of (a) Total
Funded Debt of the
Borrower and its
Subsidiaries as of the last
day of such
fiscal quarter to (b) Total Capitalization
of the Borrower and its Subsidiaries as of the last day of such fiscal quarter.
“Unadjusted
Benchmark
Replacement”
means
the applicable
Benchmark Replacement
excluding
the related Benchmark
Replacement Adjustment.
“Unfunded
Vested
Liabilities”
means,
for any
Plan at
any
time,
the amount
(if any)
by which
the
present value of all vested
nonforfeitable accrued
benefits under such Plan exceeds
the fair market value of
all Plan
assets allocable
to such
benefits, all
determined
as of the
then most
recent
valuation
date for
such
Plan, but
only to
the extent
that such
excess represents
a potential
liability
of a member
of the
Controlled
Group to the PBGC or the
Plan under Title IV
of ERISA.
“U.S. Dollars”
and
“$”
each means the
lawful currency of the United
States of America.

Exhibit 10.1
“U.S. Government Securities
Business Day”
means any day
except for (i) a Saturday,
(ii) a Sunday
or (iii) a day on which the
Securities Industry and Financial Markets Association recommends that the fixed income
departments
of
its members
be closed
for
the entire
day
for
purposes
of
trading
in
United
States
government securities.
“U.S. Person”
means any Person
that is a “United States Person” as
defined in Section 7701(a)(30)
of the Code.
“U.S.
Tax
Compliance
Certificate”
has
the
meaning
assigned
to
such
term
in
subsection
(g)
of
Section 4.1.
“Voting
Stock”
of any
Person
means
capital
stock
or other
equity interests
of any
class or
classes
(however
designated) having
ordinary power
to vote as
prescribed for
such class of
capital stock
or equity
interest for the election of directors
or other similar governing body of such
Person, other than stock or
other
equity interests having
such power only by reason
of the happening
of a contingency.
“Welfare
Plan”
means a “welfare plan”
as defined in Section
3(1) of ERISA.
“Wholly-owned
Subsidiary”
means a
Subsidiary of
which all
of the
issued and
outstanding shares
of
capital
stock
(other
than
directors’
qualifying
shares
as
required
by
law)
or
other
equity
interests
are
owned
by
the
Borrower
and/or
one
or
more
Wholly-owned
Subsidiaries
within
the
meaning
of
this
definition.
“Withholding
Agent”
means any Loan
Party and the Administrative
Agent.
“Write-Down
and Conversion
Powers”
means, with
respect to
any EEA Resolution
Authority,
the
write-down and
conversion powers
of such EEA
Resolution Authority
from time to
time under
the Bail-In
Legislation
for
the
applicable
EEA
Member
Country,
which
write-down
and
conversion
powers
are
described in the EU Bail-In Legislation
Schedule.
Section 1.2. Interpretation.
The foregoing
definitions
are equally
applicable
to both
the singular
and
plural forms
of the
terms defined.
Whenever
the context
may
require, any
pronoun shall
include
the
corresponding
masculine,
feminine
and
neuter
forms.
The
words
“include,”
“includes”
and
“including”
shall be
deemed
to be followed
by the
phrase “without
limitation.”
The word
“will” shall
be construed
to
have
the
same
meaning
and
effect
as
the
word
“shall.”
Unless
the
context
requires
otherwise
(a) any
definition
of
or
reference
to
any
agreement,
instrument
or
other
document
herein
shall
be
construed
as
referring to such agreement,
instrument or other
document as from time to time
amended, supplemented
or
otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b)
any reference
herein to any
Person shall
be construed
to include such
Person’s
successors
and
assigns, (c)
the words
“herein,” “hereof”
and “hereunder,”
and words of
similar import, shall
be construed
to refer to this Agreement
in its entirety and not
to any particular provision
hereof, (d) all references herein
to
Articles,
Sections,
Exhibits
and
Schedules
shall
be
construed
to
refer
to
Articles
and
Sections
of,
and
Exhibits and
Schedules
to, this
Agreement,
(e) any
reference
to any
law or
regulation
herein shall,
unless
otherwise
specified,
refer
to
such
law
or
regulation
as
amended,
modified
or
supplemented
from
time
to
time, and
(f) the words
“asset” and
“property” shall
be construed
to have the same
meaning and effect
and
to refer to any and
all tangible and intangible
assets and properties, including
cash, securities, accounts
and
contract rights.
All references to time
of day herein are
references to Chicago,
Illinois, time unless otherwise
specifically provided.
Where the character or amount
of any asset or liability or item of income or
expense

Exhibit 10.1
is required
to be
determined
or any
consolidation
or other
accounting
computation
is required
to be made
for
the
purposes
of
this
Agreement,
it
shall
be
done
in
accordance
with
GAAP,
except
where
there
is
variation
from GAAP
as currently
reflected
under
the
current financial
statements
as consistently
applied
and except where
such principles are inconsistent
with the specific provisions
of this Agreement.
Section 1.3.
Change in Accounting Principles
.
If, after the
date of this
Agreement, there shall occur
any change in GAAP from
those used in the
preparation of the financial statements referred to in
Section 6.5
and such change shall result in a change
in the method of calculation of
any financial covenant, standard
or
term found
in this
Agreement,
either the
Borrower or
the Required
Lenders may
by notice
to the
Lenders
and the Borrower,
respectively,
require that the Lenders
and the Borrower negotiate in good
faith to amend
such covenants,
standards,
and terms
so as
equitably
to reflect
such change
in accounting
principles, with
the
desired
result
being
that
the
criteria
for
evaluating
the
financial
condition
of
the
Borrower
and
its
Subsidiaries
shall
be
the
same
as
if
such
change
had
not
been
made.
No
delay
by
the
Borrower
or
the
Required Lenders
in requiring such negotiation shall
limit their right to so require
such a negotiation at any
time after
such a
change
in accounting
principles.
Until any
such covenant,
standard, or
term is
amended
in accordance
with this Section,
financial covenants
shall be
computed and determined
in accordance with
GAAP
in
effect
prior
to
such
change
in
accounting
principles.
Without
limiting
the
generality
of
the
foregoing, the Borrower shall neither be deemed to be in compliance with any financial covenant hereunder nor out of compliance with any financial covenant hereunder if such state of compliance or noncompliance,
as the case may be, would not exist
but for the occurrence of a change in
accounting principles after the date
hereof.
Section 1.4.
Interest Rates
.
The Administrative Agent does not
warrant or accept responsibility for,
and
shall
not
have
any
liability
with
respect
to
(a)
the
continuation
of,
administration
of,
submission
of,
calculation of or any other matter related to Term
SOFR, any component definition thereof or rates referred
to in the definition
thereof, or any alternative,
successor or replacement
rate thereto,
including whether
the
composition
or characteristics
of any
such alternative,
successor or
replacement rate
will be
similar to,
or
produce the same
value or economic
equivalence of, or have
the same volume or liquidity as,
Term SOFR
,
or (b) the
effect,
implementation
or composition
of any
Conforming
Changes.
The Administrative
Agent
and its affiliates or other
related entities may
engage in transactions
in good faith that affect the
calculation
of Term
SOFR, any
alternative,
successor
or replacement
rate and/or
any relevant
adjustments
thereto,
in
each case, in a manner
adverse to the Borrower.
The Administrative Agent may
select information sources
or services
in its
reasonable
discretion
to ascertain
Term
SOFR, pursuant
to the
terms of
this Agreement,
and
shall have
no liability
to the
Borrower,
any
Lender
or any
other
person
or entity
for damages
of any
kind,
including
direct
or
indirect,
special,
punitive,
incidental
or
consequential
damages,
costs,
losses
or
expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error
or calculation
of any such rate
(or component thereof) provided
by any such information
source or service.
Section 1.5.
Divisions
.
For
all
purposes
under
the
Loan
Documents,
in
connection
with
any
division
or plan
of division
under Delaware
law (or
any comparable
event under
a different
jurisdiction’s
laws):
(a)
if any
asset,
right,
obligation
or
liability
of
any
Person
becomes
the
asset,
right,
obligation
or
liability of a
different
Person, then
it shall
be deemed
to have
been transferred
from the
original Person
to
the subsequent
Person, and
(b) if any
new Person
comes into
existence, such
new Person
shall be
deemed
to have been organized
on the first date of its existence
by the holders
of its equity interests at such
time.

Exhibit 10.1
S
ECTION
2.
T
HE
R
EVOLVING
F
ACILITY
Section 2.1.
Revolving
Facility.
Subject
to
the
terms
and
conditions
hereof,
each
Lender,
by
its
acceptance
hereof,
severally
agrees
to
make
a
loan
or
loans
(individually
a
“Revolving
Loan”
and
collectively
for all the
Lenders the
“Revolving Loans”
) in U.S.
Dollars to
the Borrower
from time to
time
on
a
revolving
basis
up
to
the
amount
of
such
Lender’s
Revolving
Credit
Commitment,
subject
to
any
reductions thereof pursuant to the terms hereof, before the Revolving
Credit Termination
Date.
The sum of
the
aggregate
principal
amount
of
Revolving
Loans,
Swingline
Loans,
and
L/C
Obligations
at
any
time
outstanding shall not exceed
the Revolving Credit Commitments in
effect at such time.
Each Borrowing of
Revolving
Loans
shall
be
made
ratably
by
the
Lenders
in
proportion
to
their
respective
Revolver
Percentages.
As
provided
in
Section 2.6(a),
the
Borrower
may
elect
that
each
Borrowing
of
Revolving
Loans be either Base Rate Loans or
SOFR Loans.
Revolving Loans may be repaid and the principal amount
thereof
reborrowed
before
the
Revolving
Credit
Termination
Date,
subject
to
the
terms
and
conditions
hereof.
Section 2.2 Swingline Loans.
(a)
Generally
.
Subject to the terms and conditions hereof, as part of
the Revolving
Facility,
the Swingline
Lender may,
in its sole
discretion, make
loans in
U.S. Dollars to
the
Borrower under
the Swingline
(individually
a
“Swingline
Loan”
and collectively
the
“Swingline
Loans”
)
which shall
not in the
aggregate at
any time outstanding
exceed the
Swingline Sublimit.
Swingline Loans
may
be availed
of from
time to
time and
borrowings
thereunder
may be
repaid and
used again
during
the
period
ending
on
the
Revolving
Credit
Termination
Date.
Each
Swingline
Loan
shall
be
in
a
minimum
amount
of
$150,000
or
such
greater
amount
which
is an
integral
multiple
of
$100,000.
Each
Swingline
Loan shall
bear interest
until maturity
(whether by
acceleration
or otherwise)
at a
rate per
annum
equal
to
(x) the rate
per annum
for Base
Rate Loans
under the
Revolving
Facility as
from time
to time
in effect
or
(y) the Swingline Lender’s
Quoted Rate (computed
on the basis
of a year
of 360 days for
the actual number
of days elapsed).
Interest on each Swingline Loan
shall be due
and payable by the
Borrower on each Interest
Payment Date and
at maturity (whether by
acceleration or otherwise).
(b)
Requests for Swingline
Loans
.
The Borrower shall give
the Administrative Agent prior
notice
(which
may
be
written
or
oral)
no
later
than
12:00 Noon
(Chicago
time)
on
the
date
upon
which
the
Borrower requests
that any Swingline Loan
be made, of the amount
and date of such
Swingline Loan, and,
if applicable,
the Interest
Period
requested
therefor.
The Administrative
Agent
shall promptly
advise
the
Swingline Lender
of any
such notice
received
from the
Borrower.
Thereafter,
the Swingline
Lender shall
notify the
Administrative
Agent (who
shall thereafter
promptly notify
the Borrower)
whether or
not it has
elected to make such Swingline Loan.
If the Swingline Lender agrees to make such Swingline Loan, it may in its
discretion
quote an
interest rate
to the
Borrower at
which the
Swingline
Lender
would be
willing to
make such Swingline Loan available to the Borrower for the Interest Period so requested (the rate so quoted for a given
Interest Period
being herein
referred to as
“Swingline Lender’s
Quoted Rate”
).
The Borrower
acknowledges
and agrees that the
interest rate quote
is given for immediate
and irrevocable
acceptance.
If
the
Borrower
does
not
so
immediately
accept
the
Swingline
Lender’s
Quoted
Rate
for
the
full
amount
requested by
the Borrower for such
Swingline Loan, the
Swingline Lender’s
Quoted Rate
shall be deemed
immediately withdrawn.
If the
Swingline Lender’s Quoted Rate is
not accepted or otherwise does not
apply,
such
Swingline
Loan
shall
bear
interest
at
the
rate
per
annum
for
Base
Rate
Loans
under
the
Revolving
Facility
as
from
time
to
time
in
effect.
Subject
to
the
terms
and
conditions
hereof,
the proceeds
of
each
Swingline Loan extended to the Borrower shall be
deposited or otherwise wire transferred to the Borrower’s
Designated Disbursement Account or as the Borrower, the Administrative Agent, and the Swingline Lender
may otherwise agree.
Anything contained in the foregoing to the contrary notwithstanding, the undertaking of the Swingline Lender
to make Swingline Loans
shall be subject to all of
the terms and
conditions of this

Exhibit 10.1
Agreement (provided
that the Swingline Lender
shall be entitled to assume
that the conditions precedent to
an advance of any Swingline
Loan have been satisfied unless
notified to the contrary by the Administrative
Agent or the Required
Lenders).
(c)
Refunding
Swingline Loans
.
In its sole
and absolute
discretion, the
Swingline
Lender may
at
any time,
on behalf
of the
Borrower (which
hereby
irrevocably
authorizes
the Swingline
Lender
to act
on
its behalf
for
such
purpose)
and
with
notice
to
the
Borrower
and
the
Administrative
Agent,
request
each
Lender
to make
a Revolving
Loan
in the
form of
a Base
Rate Loan
in an
amount
equal to
such
Lender’s
Revolver
Percentage
of
the
amount
of
the
Swingline
Loans
outstanding
on the
date
such
notice
is given
(which
Loans
shall thereafter
bear interest
as provided
for in
Section 2.4(a)).
Unless
an Event
of Default
described
in Section 9.1(j)
or 9.1(k)
exists with respect
to the Borrower,
regardless of
the existence
of any
other Event
of Default,
each Lender
shall make
the proceeds
of its
requested Revolving
Loan available
to
the Administrative
Agent for
the account
of the Swingline
Lender), in
immediately
available funds,
at the
Administrative Agent’s
office in Chicago,
Illinois (or such other
location designated
by the Administrative
Agent), before 12:00 Noon (Chicago time) on the Business Day following the day such notice is given.
The
Administrative Agent shall promptly
remit the proceeds of
such Borrowing to
the Swingline Lender to
repay
the outstanding
Swingline Loans.
(d)
Participation in Swingline Loans.
If any Lender
refuses or otherwise fails to
make a Revolving
Loan
when
requested
by
the
Swingline
Lender
pursuant
to
Section 2.2(c)
above
(because
an
Event
of
Default described
in Section 9.1(j) or 9.1(k)
exists with respect to
the Borrower or otherwise),
such Lender
will, by the
time and in
the manner such
Revolving Loan was
to have been
funded to the Swingline
Lender,
purchase from the Swingline Lender an undivided
participating interest in the outstanding Swingline Loans
in an
amount equal
to its
Revolver
Percentage of
the aggregate
principal
amount of
Swingline
Loans that
were to
have
been repaid
with such
Revolving
Loans.
From and
after the
date
of any
such purchase,
the
parties hereto hereby
acknowledge and agree
that such Swingline Loans
shall thereafter bear interest
at the
rate for such Swingline Loan
as determined in accordance
with Section 2.2(b) hereof
.
Each Lender that so
purchases a participation
in a Swingline Loan shall thereafter
be entitled to receive its Revolver
Percentage
of each payment of principal received on the Swingline Loan and of interest received thereon accruing from the date such Lender funded to the Swingline Lender its participation in such Loan.
The several obligations
of
the
Lenders
under
this
Section
shall
be
absolute,
irrevocable,
and
unconditional
under
any
and
all
circumstances whatsoever and shall not be subject to any set-off, counterclaim or defense to payment which any Lender may have
or have had against the Borrower,
any other Lender,
or any other Person whatsoever.
Without limiting the generality
of the foregoing, such obligations shall not be affected
by any Default or by
any reduction or termination of the Commitments of
any Lender, and each payment made by a
Lender under
this Section shall be made
without any offset,
abatement, withholding,
or reduction whatsoever.
(e)
Sweep to Loan Arrangement
.
So long as a
Sweep to Loan Arrangement is
in effect, and subject
to
the
terms
and
conditions
thereof,
Swingline
Loans
may
be
advanced
and
prepaid
hereunder
notwithstanding any notice, minimum amount, or funding and payment location requirements hereunder for any advance
of Swingline
Loans or for
any prepayment
of any
Swingline Loans.
The making
of any such
Swingline
Loans
shall
otherwise
be
subject
to
the
other
terms
and
conditions
of
this
Agreement.
The
Swingline
Lender
shall
have
the
right
in
its
sole
discretion
to
suspend
or
terminate
the
making
and/or
prepayment
of
Swingline
Loans
pursuant
to
such
Sweep
to
Loan
Arrangement
with
notice
to
the
Sweep
Depositary
and
the
Borrower
(which
may
be provided
on a
same-day
basis), whether
or
not
any
Default
exists.
The Swingline Lender shall
not be liable to the Borrower or any other Person for any losses directly
or
indirectly
resulting
from
events
beyond
the
Swingline
Lender’s
reasonable
control,
including
without

Exhibit 10.1
limitation
any
interruption
of
communications
or
data
processing
services
or
legal
restriction
or
for
any
special, indirect, consequential
or punitive damages
in connection with any
Sweep to Loan Arrangement.
Section 2.3.
Letters of Credit.
(a)
General Terms.
Subject to
the terms
and conditions hereof,
as part of
the Revolving
Facility,
the L/C Issuer shall
issue standby and commercial letters
of credit (each
a
“Letter of Credit”
) for
the account
of
the
Borrower
or
for
the
account
of
the
Borrower
and
one
or
more
of
its
Subsidiaries
in
an
aggregate
undrawn
face amount
up to
the L/C Sublimit.
Each Letter of
Credit shall be
issued by
the L/C Issuer,
but
each
Lender
shall be
obligated
to reimburse
the L/C Issuer
for such
Lender’s
Revolver
Percentage
of the
amount
of
each
drawing
thereunder
and,
accordingly,
Letters
of
Credit
shall
constitute
usage
of
the
Revolving Credit Commitment of each Lender pro rata in an amount equal to its
Revolver Percentage of the
L/C Obligations then outstanding.
(b)
Applications.
At any time before the Revolving Credit Termination
Date, the L/C Issuer shall,
at the request of the Borrower,
issue one or more
Letters of Credit
in U.S. Dollars, in a form satisfactory
to
the
L/C Issuer,
with
expiration
dates
no
later
than
the earlier
of
12 months
from
the
date
of
issuance
(or
which are cancelable not
later than
12 months from the date
of issuance and each
renewal) or thirty
(30) days
prior to
the Revolving
Credit Termination
Date, in
an aggregate
face amount
as set
forth above,
upon the
receipt of
an application
duly executed
by the
Borrower and,
if such
Letter
of Credit
is for
the account
of
one
of
its
Subsidiaries,
such
Subsidiary
for
the
relevant
Letter
of
Credit
in
the
form
then
customarily
prescribed
by
the
L/C Issuer
for
the
Letter
of
Credit
requested
(each
an
“Application”
).
The
Borrower
agrees
that
if
on
the
Revolving
Credit
Termination
Date
any
Letters
of
Credit
remain
outstanding
the
Borrower
shall then
deliver
to the
Administrative
Agent, without
notice or
demand,
Cash Collateral
in an
amount
equal to
105% of
the aggregate
amount of
each Letter
of Credit
then
outstanding
(which
shall be
held by the
Administrative Agent pursuant to
the terms
of Section 9.4).
Notwithstanding anything contained
in any Application
to the contrary:
(i) the Borrower shall pay
fees in connection with each
Letter of Credit
as set forth
in Section
3.1, (ii) except
as otherwise
provided
herein or
in Sections
2.8, 2.12
or 2.14,
unless
an Event of Default exists, the L/C Issuer will not call for the funding by the Borrower of any amount under a Letter of Credit before
being presented with
a drawing thereunder,
and (iii) if the L/C Issuer is
not timely
reimbursed for the
amount of any drawing under a Letter of
Credit on the date such drawing
is paid, except
as otherwise
provided
for in
Section 2.6(c),
the Borrower’s
obligation
to reimburse
the L/C Issuer
for the
amount of such drawing
shall bear interest (which the Borrower
hereby promises to pay)
from and after the
date such drawing is paid at a rate per
annum equal to the sum of the Applicable Margin
plus the Base Rate
from time to time in effect (computed
on the basis of a year of 365 or 366
days, as the case may be, and the
actual number
of days elapsed).
If the L/C Issuer
issues any Letter of Credit
with an expiration date
that is
automatically extended unless the L/C Issuer gives notice that the expiration date will not so extend beyond
its then
scheduled
expiration
date,
unless
the
Administrative
Agent
or
the
Required
Lenders
instruct
the
L/C Issuer
otherwise,
the
L/C Issuer
will
give
such
notice
of
non-renewal
before
the
time
necessary
to
prevent such
automatic extension
if before such required
notice date:
(i) the expiration
date of such
Letter
of Credit
if so
extended
would
be after
the Revolving
Credit Termination
Date, (ii)
the Revolving
Credit
Commitments have
been terminated, or (iii) an Event
of Default exists and either the
Administrative Agent
or the
Required
Lenders
(with notice
to the
Administrative
Agent) have
given the
L/C Issuer
instructions
not to so permit the extension of the expiration date of such Letter of Credit.
The L/C Issuer agrees to issue
amendments to the Letter(s) of Credit increasing the amount, or extending the expiration date, thereof at the request of the Borrower
subject to the conditions
of Section 7 and
the other terms of this Section.

Exhibit 10.1
(c)
The Reimbursement
Obligations.
Subject to
Section 2.3(b), the
obligation of the
Borrower to
reimburse the L/C Issuer for all drawings under a Letter of Credit (a “Reimbursement Obligation” ) shall be governed by the Application related to such Letter of Credit, except that reimbursement shall be made (i) by
no later than 2:00 p.m. (Chicago time) on the date when each drawing is to be paid if the Borrower has been
informed of such
drawing by the
L/C Issuer on or before
10:00 a.m. (Chicago
time) on the date
when such
drawing is to be
paid and the Borrower
has notified
the Administrative
Agent by 1:00
p.m. (Chicago
time)
on such date that the Borrower
will reimburse the L/C Issuer on the date each such drawing
is to be paid, or
(ii) if notice of such drawing is
given to the Borrower after 10:00 a.m. (Chicago time) on
the date when such
drawing is to be
paid or if the Borrower fails
to notify the Administrative Agent by 1:00
p.m. (Chicago time)
on such
date that
the Borrower
will reimburse
the L/C
Issuer on
the date
each
such drawing
is to be
paid,
by no
later than
12:00
Noon (Chicago
time) on
the following
Business Day,
in each
case, in
immediately
available
funds
at the
Administrative
Agent’s
principal
office
in Chicago,
Illinois, or
such
other
office
as
the
Administrative
Agent
may
designate
in
writing
to
the
Borrower
(who
shall
thereafter
cause
to
be
distributed
to
the
L/C Issuer
such
amount(s)
in
like
funds).
If
the
Borrower
does
not
make
any
such
reimbursement
payment
on the
date
due
and the
Participating
Lenders
fund their
participations
therein
in
the manner
set forth
in Section
2.3(e)
below,
then
all payments
thereafter
received
by the
Administrative
Agent
in
discharge
of
any
of
the
relevant
Reimbursement
Obligations
shall be
distributed
in
accordance
with Section 2.3(e) below.
(d)
Obligations
Absolute.
The
Borrower’s
obligation
to
reimburse
L/C
Obligations
shall
be
absolute, unconditional and irrevocable,
and shall be performed strictly in accordance with the terms of this
Agreement
and
the
relevant
Application
under
any
and
all circumstances
whatsoever
and
irrespective
of
(i) any lack of validity or
enforceability of any
Letter of Credit or this Agreement,
or any term or provision
therein, (ii) any draft or other
document presented
under a Letter of Credit proving
to be forged, fraudulent
or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by
the L/C Issuer under a Letter of
Credit against presentation of a draft
or other document that does not
strictly
comply with the terms of such Letter
of Credit, or (iv) any other event or circumstance whatsoever, whether
or not similar to any of the
foregoing, that might, but for
the provisions of this Section, constitute
a legal or
equitable
discharge
of, or provide
a right of
setoff
against, the
Borrower’s
obligations
hereunder.
None of
the Administrative Agent,
the Lenders, or the L/C Issuer
shall have any
liability or responsibility by reason
of or in
connection
with the issuance
or transfer
of any Letter
of Credit or
any
payment or
failure to make
any payment thereunder
(irrespective of any
of the circumstances
referred to in the preceding
sentence), or
any
error,
omission,
interruption,
loss
or
delay
in
transmission
or
delivery
of
any
draft,
notice
or
other
communication
under
or
relating
to
any
Letter
of
Credit
(including
any
document
required
to
make
a
drawing thereunder),
any error in
interpretation
of technical
terms or any
consequence arising
from causes
beyond
the
control
of
the
L/C Issuer;
provided
that
the
foregoing
shall
not
be
construed
to
excuse
the
L/C Issuer from
liability to
the Borrower
to the extent
of any
direct damages
(as opposed
to consequential
damages,
claims in respect
of which
are hereby
waived by
the Borrower
and each
other Loan
Party to
the
extent
permitted
by
applicable
law)
suffered
by
the
Borrower
or
any
Loan
Party
that
are
caused
by
the
L/C Issuer’s failure to exercise
care when determining whether
drafts and other documents presented under
a Letter of Credit comply
with the terms thereof.
The parties hereto expressly
agree that, in the
absence of
gross negligence or willful misconduct
on the part of the L/C Issuer (as determined
by a court of competent
jurisdiction by final and nonappealable
judgment), the L/C Issuer shall be deemed
to have exercised care in
each
such
determination.
In furtherance
of the
foregoing
and
without
limiting
the generality
thereof,
the
parties
agree
that,
with
respect
to
documents
presented
which
appear
on
their
face
to
be
in
substantial
compliance
with
the
terms
of
a
Letter
of
Credit,
the
L/C Issuer
may,
in
its
reasonable
discretion,
either
accept
and make
payment
upon such
documents without
responsibility
for further
investigation,
or refuse

Exhibit 10.1
to accept
and make payment
upon such
documents if such
documents are
not in strict compliance
with the
terms of such Letter of Credit.
(e)
The Participating Interests.
Each Lender (other than the Lender acting as
L/C Issuer in issuing
the relevant
Letter of
Credit),
by its
acceptance
hereof,
severally
agrees
to purchase
from the
L/C Issuer,
and
the
L/C Issuer
hereby
agrees
to
sell
to
each
such
Lender
(a
“Participating
Lender”
),
an
undivided
percentage
participating
interest (a
“Participating
Interest”)
, to
the
extent
of
its Revolver
Percentage,
in
each
Letter of
Credit
issued
by,
and
each
Reimbursement
Obligation
owed to,
the L/C
Issuer.
Upon
any
failure by
the Borrower
to pay
any Reimbursement
Obligation at
the time
required
on the
date the
related
drawing
is to
be
paid, as
set
forth
in
Section 2.3(c)
above,
or
if the
L/C Issuer
is required
at
any
time
to
return
to
the
Borrower
or
to
a
trustee,
receiver,
liquidator,
custodian
or
other
Person
any
portion
of
any
payment of any Reimbursement Obligation, each Participating Lender shall, not later than the Business Day it receives
a certificate
in the form
of Exhibit A hereto from
the L/C Issuer (with
a copy to
the Administrative
Agent)
to
such
effect,
if
such
certificate
is
received
before
1:00 p.m.
(Chicago
time),
or
not
later
than
1:00 p.m. (Chicago
time) the following
Business Day,
if such certificate
is received
after such time, pay to
the Administrative Agent
for the account
of the L/C Issuer
an amount equal
to such Participating
Lender’s
Revolver Percentage of such unpaid or recaptured Reimbursement Obligation together with interest on such amount accrued
from the date the related
payment was made
by the L/C Issuer to the date
of such payment
by such Participating
Lender at a rate
per annum equal
to:
(i) from the
date the related
payment was made
by
the
L/C Issuer
to
the
date
two
(2) Business
Days
after
payment
by
such
Participating
Lender
is
due
hereunder,
at the
greater
of the
Federal Funds
Rate and
a rate
determined
by the
Administrative
Agent
in
accordance with banking
industry rules on interbank
compensation for each such day and
(ii) from the date
two (2) Business
Days after
the date
such payment
is due
from such
Participating
Lender to
the date
such
payment
is
made
by
such
Participating
Lender,
the
Base
Rate
in
effect
for
each
such
day.
Each
such
Participating Lender shall thereafter be entitled to receive its Revolver Percentage of each payment received
in
respect
of
the
relevant
Reimbursement
Obligation
and
of
interest
paid
thereon,
with
the
L/C Issuer
retaining its Revolver Percentage thereof as
a Lender hereunder.
The several obligations of
the Participating
Lenders to the L/C Issuer under this Section shall be absolute, irrevocable, and unconditional under any and all circumstances
whatsoever
and
shall not
be subject
to any
set-off,
counterclaim
or defense
to payment
which
any
Participating
Lender
may
have
or
have
had
against
the
Borrower,
the
L/C Issuer,
the
Administrative
Agent, any
Lender or
any other
Person whatsoever.
Without
limiting the
generality
of the
foregoing,
such obligations
shall not
be affected
by any
Default or
by any
reduction or
termination of
any
Commitment of
any Lender,
and each payment
by a Participating
Lender under
this Section
shall be
made
without any offset,
abatement, withholding
or reduction whatsoever.
(f)
Indemnification.
The
Participating
Lenders
shall,
to
the
extent
of
their
respective
Revolver
Percentages,
indemnify
the
L/C Issuer
(to
the
extent
not
reimbursed
by
the
Borrower)
against
any
cost,
expense
(including
reasonable
counsel
fees
and
disbursements),
claim,
demand,
action,
loss
or
liability
(except
such
as
result from
such
L/C Issuer’s
gross
negligence
or
willful misconduct
as
determined
by a
court of competent jurisdiction by final and
nonappealable judgment)
that the L/C Issuer
may suffer or incur
in connection with any Letter of Credit issued
by it.
The obligations of the Participating Lenders
under this
subsection (f)
and
all
other
parts
of
this
Section
shall
survive
termination
of
this
Agreement
and
of
all
Applications,
Letters of
Credit, and
all drafts
and other
documents
presented in
connection
with drawings
thereunder.
(g)
Manner of Requesting a Letter of Credit.
The Borrower shall provide at least five (5) Business
Days’
advance
written
notice
to
the Administrative
Agent
of
each
request for
the
issuance
of
a Letter
of
Credit,
such
notice
in
each
case
to be
accompanied
by an
Application
for such
Letter
of
Credit
properly

Exhibit 10.1
completed
and executed
by the Borrower
and, in
the case
of an
extension
or amendment
or an
increase in
the amount of a Letter of
Credit, a written request therefor, in a form
acceptable to the Administrative Agent
and the
L/C Issuer,
in each
case, together
with the
fees called
for by
this Agreement.
The Administrative
Agent shall
promptly notify
the L/C Issuer
of the Administrative
Agent’s
receipt
of each
such notice
(and
the
L/C Issuer
shall
be
entitled
to
assume
that
the
conditions
precedent
to
any
such
issuance,
extension,
amendment
or increase
have been
satisfied unless
notified
to the
contrary
by the
Administrative
Agent or
the Required
Lenders) and
the L/C Issuer
shall promptly
notify the
Administrative
Agent and
the Lenders
of the issuance of
the Letter of Credit so requested.
(h)
Replacement
of
the
L/C Issuer
.
The
L/C Issuer
may
be
replaced
at
any
time
by
written
agreement
among
the
Borrower,
the
Administrative
Agent,
the
replaced
L/C Issuer,
and
the
successor
L/C Issuer.
The Administrative
Agent shall
notify the
Lenders of any
such replacement
of the L/C
Issuer.
At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account
of the
replaced
L/C Issuer.
From and
after the
effective
date
of
any
such
replacement
(i) the
successor
L/C Issuer shall
have all
the rights
and obligation
s
of the
L/C Issuer
under this
Agreement
with
respect to
Letters of
Credit to
be issued
thereafter
and (ii) references
herein to
the term
“L/C Issuer”
shall
be deemed
to refer
to such
successor or
to any
previous
L/C Issuer,
or to
such
successor
and all
previous
L/C Issuers,
as
the
context
shall
require.
After
the
replacement
of
a
L/C Issuer
hereunder,
the
replaced
L/C Issuer shall remain
a party hereto and
shall continue to
have all the
rights and obligations of a
L/C Issuer
under this
Agreement with
respect to
Letters of Credit
issued by
it prior to
such replacement,
but shall
not
be required to issue
additional Letters of Credit.
Section 2.4.
Applicable Interest
Rates.
(a)
Base Rate
Loans.
Each
Base Rate
Loan
made
or maintained
by a
Lender
shall bear
interest
(computed on the
basis of a year of 365 or
366 days, as the case
may be (360 days, in the case
of clause (c)
of the definition of
Base Rate relating
to Adjusted Term
SOFR), and the
actual days
elapsed on the
unpaid
principal amount thereof from the date such Loan is advanced, or created by conversion from a SOFR
Loan,
until maturity (whether by acceleration or otherwise) at a rate per annum equal to the sum of the Applicable
Margin plus
the Base
Rate from
time to
time in effect,
payable
by the
Borrower on
each Interest
Payment
Date and at maturity (whether
by acceleration
or otherwise).
(b)
SOFR Loans.
Each
SOFR
Loan
made
or
maintained
by a
Lender
shall bear
interest
during
each Interest Period it is
outstanding (computed
on the basis of a year of 360
days and actual
days elapsed)
on the
unpaid principal
amount thereof
from the
date such
Loan is
advanced or
continued, or
created by
conversion from a Base Rate Loan, until
maturity (whether by acceleration or otherwise) at
a rate per annum
equal to the
sum of the
Applicable Margin plus the Adjusted Term SOFR applicable for such Interest Period,
payable
by
the
Borrower
on
each
Interest
Payment
Date
and
at
maturity
(whether
by
acceleration
or
otherwise).
(c)
Rate Determinations.
The Administrative
Agent shall
determine
each interest
rate applicable
to
the
Loans
and
the
Reimbursement
Obligations
hereunder,
and
its
determination
thereof
shall
be
conclusive and binding except in the case of manifest error.
In connection with the use or administration of
Term SOFR,
the Administrative Agent
will have
the right to make Conforming
Changes from time
to time
and,
notwithstanding
anything
to
the
contrary
herein
or
in
any
other
Loan
Document,
any
amendments
implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.
The Administrative Agent will promptly notify

Exhibit 10.1
the Borrower
and the
Lenders of the
effectiveness
of any Conforming
Changes in
connection
with the use
or administration of Term
SOFR.
Section 2.5.
Minimum Borrowing Amounts; Maximum SOFR
Loans
.
Each Borrowing of Base Rate
Loans advanced
under a
Facility shall be
in an amount
not less
than $100,000.
Each Borrowing
of SOFR
Loans advanced, continued
or converted under a Facility shall be
in an amount equal to
$1,000,000 or such
greater
amount
which
is an
integral
multiple
of
$500,000.
Without
the
Administrative
Agent’s
consent,
there shall not be more
than ten (10)
Borrowings of SOFR Loans outstanding
hereunder at any
one time.
Section 2.6.
Manner of Borrowing
Loans and Designating Applicable
Interest Rates.
(a)
Notice to
the Administrative Agent.
The Borrower shall
give notice to
the Administrative
Agent
by no
later than
12:00 noon
(Chicago
time):
(i) at least
three
(3) Business
Days before
the date
on which
the Borrower requests the Lenders to advance
a Borrowing of SOFR
Loans and (ii) on the date
the Borrower
requests the
Lenders to advance
a Borrowing
of Base
Rate Loans.
The Loans included
in each Borrowing
shall
bear
interest
initially
at
the
type
of
rate
specified
in
such
notice
of
a
new
Borrowing.
Thereafter,
subject to the terms and
conditions hereof, the
Borrower may from
time to time elect to change
or continue
the type of interest
rate borne
by each Borrowing
or, subject to
the minimum
amount requirement
for each
outstanding
Borrowing
set forth
in
Section 2.5,
a portion
thereof,
as follows:
(i) if
such
Borrowing
is of
SOFR Loans, on the last day of the Interest Period applicable thereto, the Borrower may continue part or all of such
Borrowing as
SOFR Loans or
convert part or
all of such
Borrowing into Base
Rate Loans or
(ii) if
such Borrowing
is of Base Rate Loans, on
any Business Day,
the Borrower may
convert all or part of such
Borrowing
into
SOFR
Loans
for
an
Interest
Period
or
Interest
Periods
specified
by
the
Borrower.
The
Borrower shall
give all such
notices requesting
the advance,
continuation
or conversion
of a Borrowing
to
the
Administrative
Agent
by
telephone,
telecopy,
or
other
telecommunication
device
acceptable
to
the
Administrative Agent
(which notice shall be
irrevocable once given and,
if by telephone, shall be promptly
confirmed in writing in a manner acceptable to the
Administrative Agent), substantially in the form attached
hereto as Exhibit B (Notice of Borrowing) or Exhibit C (Notice of Continuation/Conversion), as applicable, or in such other form acceptable to the Administrative
Agent.
Notice of the continuation of a Borrowing of
SOFR Loans for an additional Interest Period or of
the conversion of part or all
of a Borrowing of Base Rate
Loans into SOFR
Loans must be
given by no
later than 12:00 noon (Chicago time)
at least
three (3) Business
Days before the date of the requested continuation
or conversion.
All such notices concerning the advance,
continuation
or conversion
of a Borrowing
shall specify
the date of
the requested advance,
continuation or
conversion
of a Borrowing
(which shall
be a Business
Day), the amount
of the requested
Borrowing to
be
advanced,
continued
or
converted,
the
type
of
Loans
to
comprise
such
new,
continued
or
converted
Borrowing and, if such Borrowing is to
be comprised of SOFR Loans, the
Interest Period applicable thereto.
Upon
notice
to the
Borrower
by the
Administrative
Agent
or the
Required
Lenders
(or,
in
the case
of an
Event of Default under Section 9.1(j) or 9.1(k) with respect to the Borrower, without notice), no Borrowing
of
SOFR
Loans
shall
be
advanced,
continued,
or
created
by
conversion
if any
Default
then
exists.
The
Borrower
agrees
that
the
Administrative
Agent
may
rely
on
any
such
telephonic,
telecopy
or
other
telecommunication
notice
given
by
any
person
the
Administrative
Agent
in
good
faith
believes
is
an
Authorized
Representative
without
the
necessity
of
independent
investigation,
and
in
the
event
any
such
notice
by
telephone
conflicts
with
any
written
confirmation
such
telephonic
notice
shall
govern
if
the
Administrative Agent
has acted in reliance
thereon.
(b)
Notice
to
the
Lenders
.
The
Administrative
Agent
shall
give
prompt
telephonic,
telecopy
or
other
telecommunication
notice
to
each
Lender
of
any
notice
from
the
Borrower
received
pursuant
to
Section 2.6(a) above
and the amount of such Lender’s
Loan to be made as part of the requested Borrowing
.

Exhibit 10.1
(c)
Borrower’s
Failure
to Notify.
If the
Borrower
fails
to give
notice
pursuant
to Section
2.6(a)
above of the
continuation or conversion of any
outstanding principal amount of a
Borrowing of SOFR Loans
before the
last day of
its then current
Interest Period
within the
period required
by Section
2.6(a) and
such
Borrowing
is
not
prepaid
in
accordance
with
Section 2.8(a),
such
Borrowing
shall
automatically
be
converted into a
Borrowing of Base
Rate Loans.
In the event
the Borrower
fails to give notice
pursuant to
Section 2.6(a)
above
of
a
Borrowing
equal
to
the
amount
of
a
Reimbursement
Obligation
and
has
not
notified the Administrative Agent
by 12:00 noon (Chicago time) on
the day such
Reimbursement Obligation
becomes due that it intends to repay such Reimbursement Obligation through funds not borrowed under this
Agreement,
the
Borrower
shall be
deemed
to
have
requested
a
Borrowing
of
Base
Rate
Loans
under
the
Revolving
Facility
(or,
at
the
option
of
the
Swingline
Lender,
under
the
Swingline)
on
such
day
in
the
amount
of
the
Reimbursement
Obligation
then
due,
which
Borrowing
shall
be
applied
to
pay
the
Reimbursement
Obligation then due.
(d)
Disbursement
of Loans
.
Not later than
2:00 p.m. (Chicago
time) on
the date of any
requested
advance
of a
new Borrowing,
subject to
Section 7,
each
Lender shall
make available
its Loan
comprising
part of such
Borrowing in
funds immediately
available at
the principal
office of
the Administrative
Agent
in
Chicago,
Illinois
(or
at
such
other
location
as
the
Administrative
Agent
shall
designate).
The
Administrative
Agent
shall
make
the
proceeds
of
each
new
Borrowing
available
to
the
Borrower
at
the
Administrative Agent’s
principal office
in Chicago, Illinois (or at such
other location as the Administrative
Agent
shall
designate),
by
depositing
or
wire
transferring
such
proceeds
to
the
credit
of
the
Borrower’s
Designated Disbursement
Account or as the Borrower
and the Administrative
Agent may otherwise
agree.
(e)
Administrative
Agent
Reliance
on
Lender
Funding.
Unless
the
Administrative
Agent
shall
have
been notified
by a
Lender prior
to (or,
in the
case of
a Borrowing
of Base
Rate Loans,
by 1:00
p.m.
(Chicago
time)
on)
the
date
on
which
such
Lender
is scheduled
to
make
payment
to
the
Administrative
Agent
of the
proceeds
of a
Loan (which
notice
shall be
effective
upon receipt)
that such
Lender
does not
intend
to
make
such
payment,
the
Administrative
Agent
may
assume
that
such
Lender
has
made
such
payment
when due
and the
Administrative
Agent may
in reliance
upon
such assumption
(but shall
not be
required to) make available to the Borrower the proceeds of the Loan to be made by such Lender and, if any
Lender has not in fact
made such payment to the
Administrative Agent, such
Lender shall, on demand,
pay
to the Administrative Agent the amount made available to the
Borrower attributable to such Lender together
with interest
thereon
in respect
of
each
day
during
the period
commencing
on the
date
such
amount
was
made
available to
the Borrower
and ending
on (but
excluding)
the date
such Lender
pays such
amount to
the Administrative
Agent at
a rate per
annum equal
to:
(i) from the
date the
related advance
was made by
the Administrative Agent to the date two (2) Business Days after payment by such Lender is due hereunder, the greater of the Federal Funds Rate and a rate
determined by the Administrative Agent in accordance
with
banking industry rules on interbank compensation
for each such day and (ii) from the date two (2) Business
Days after the date such payment is
due from such Lender to the
date such payment is made by
such Lender,
the
Base
Rate
in
effect
for
each
such
day.
If
such
amount
is
not
received
from
such
Lender
by
the
Administrative
Agent
immediately
upon
demand,
the
Borrower
will,
on
demand,
repay
to
the
Administrative Agent the proceeds of the Loan attributable to such Lender with interest thereon at a rate per
annum equal to the interest rate applicable to the relevant Loan, but without such payment being considered a payment or prepayment of a Loan under Section 4.5 so that the Borrower will have no liability under such
Section
with
respect
to
such
payment.
Any
payment
by
the
Borrower
shall be
without
prejudice
to
any
claim
the
Borrower
may
have
against
a
Lender
that
shall
have
failed
to
make
such
payment
to
the
Administrative Agent.

Exhibit 10.1
Section 2.7.
Maturity of Loans
.
(a)
Revolving Loans.
Each Revolving Loan, both for
principal and interest not sooner paid,
shall
mature and be
due and payable by the Borrower
on the Revolving Credit Termination
Date.
(b)
Swingline Loans
.
Each Swingline Loan, both for principal and interest not sooner paid, shall mature and be
due and payable by the Borrower
on the Revolving Credit Termination
Date.
Section 2.8.
Prepayment.
(a)
Optional
.
The
Borrower
may
prepay
in
whole
or
in
part
(but,
if
in
part,
then:
(i) if
such
Borrowing is
of Base
Rate Loans,
in an amount
not less
than $100,000,
(ii) if such
Borrowing is
of SOFR
Loans,
in
an
amount not
less
than
$500,000,
and
(iii) in
each
case, in
an
amount
such
that
the
minimum
amount
required
for a
Borrowing
pursuant
to
Sections 2.2(b)
and
2.5
remains
outstanding)
upon
not
less
than
three
(3) Business
Days prior
notice by
the Borrower
to the
Administrative
Agent
in the
case of
any
prepayment
of
a
Borrowing
of
SOFR Loans
and
notice
delivered
by the
Borrower
to
the
Administrative
Agent
no later
than
12:00 noon
(Chicago
Time)
on the
date
of prepayment
in the
case
of a
Borrowing
of
Base Rate Loans
(or, in any
case, such
shorter period of
time then agreed
to by the Administrative
Agent),
such prepayment
to be made
by the
payment of
the principal
amount to
be prepaid
and, in the
case of
any
Incremental
Term
Loans, any
SOFR Loans
or Swingline
Loans, accrued
interest thereon
to the date
fixed
for prepayment plus
any amounts due
the Lenders under Section
4.5.
(b)
Mandatory
.
(i) The
Borrower
shall,
on
each
date
the
Revolving
Credit
Commitments
are
reduced pursuant to Section 2.11, prepay
the Swingline Loans, Revolving Loans, and, if necessary,
prefund
the L/C
Obligations by
the amount,
if any,
necessary
to reduce
the sum
of the
aggregate principal
amount
of
Swingline
Loans,
Revolving
Loans,
and
L/C Obligations
then
outstanding
to
the amount
to
which
the
Revolving Credit Commitments
have been so reduced.
(ii)
If the Borrower or any Subsidiary shall at any time
or from time to time make or agree to make
a Disposition
(other than
a Disposition
permitted pursuant
to Section
8.10 hereof)
or shall suffer
an Event
of Loss with
respect to
any Property,
then the Borrower
shall promptly notify
the Administrative
Agent of
such proposed
Disposition or
Event of
Loss (including
the amount
of the
estimated
Net Cash
Proceeds to
be
received
by
the
Borrower
or
such
Subsidiary
in
respect
thereof)
and,
promptly
upon
receipt
by
the
Borrower or such
Subsidiary of the Net
Cash Proceeds
of such Disposition
or Event of Loss, the
Borrower
shall
prepay
the
Obligations
in
an
aggregate
amount
equal
to
100%
of
the
amount
of
all such
Net
Cash
Proceeds; provided
that
(x) so
long
as
no
Default
then
exists,
this
subsection
shall
not
require
any
such
prepayment with respect to Net Cash
Proceeds received on account of an Event of Loss so long as such Net
Cash Proceeds
are applied
to replace
or restore
the relevant
Property,
(y) this subsection
shall not
require
any
such
prepayment
with
respect
to
Net
Cash Proceeds
received
on
account
of
Dispositions
during
any
fiscal year
of the
Borrower not
exceeding
$20,000,000
in the aggregate
so long
as no
Default
then exists,
and (z) in the case
of any Disposition
not covered
by clause (y) above,
so long as no Default
then exists, if
the
Borrower
states
in
its
notice
of
such
event
that
the
Borrower
or
the
relevant
Subsidiary
intends
to
reinvest, within
180 days
of the applicable
Disposition,
the Net
Cash Proceeds
thereof in
assets similar
to
the
assets
which
were
subject
to
such
Disposition,
then
the
Borrower
shall
not
be
required
to
make
a
mandatory
prepayment
under this
subsection
in respect
of such
Net Cash
Proceeds to
the extent
such
Net
Cash Proceeds
are actually
reinvested in
such similar
assets with
such 180
-day period.
Promptly after
the
end
of such
180-day period,
the Borrower
shall notify
the Administrative
Agent
whether
the Borrower
or
such Subsidiary
has reinvested
such Net
Cash Proceeds
in such
similar assets,
and,
to the extent
such Net

Exhibit 10.1
Cash
Proceeds
have
not
been
so
reinvested,
the
Borrower
shall
promptly
prepay
the
Obligations
in
the
amount of such Net Cash
Proceeds not so reinvested.
The amount of each
such prepayment shall be applied
,
subject to Section
2.8(b)(v) below, first to the outstanding Incremental Term Loans, if any, on a ratable basis
based
on
the
outstanding
principal
amounts
thereof,
and
then
to
the
Revolving
Facility,
but
without
a
reduction
of the Revolving
Credit Commitments.
If the Administrative
Agent or
the Required
Lenders so
request, all proceeds of such
Disposition or Event of Loss shall be deposited with the Administrative
Agent
(or
its agent)
and
held
by
it in
the
Collateral
Account.
So
long
as
no
Default
exists,
the
Administrative
Agent is authorized to disburse amounts representing such proceeds from the Collateral Account to or at the
Borrower’s
direction for
application to or
reimbursement
for the costs
of replacing, rebuilding
or restoring
such Property.
(iii)
If
after
the
Closing
Date
the
Borrower
or
any
Subsidiary
shall
issue
new
equity
securities
(whether
common
or
preferred
stock
or
otherwise),
other
than
Excluded
Equity
Issuances,
the
Borrower
shall promptly
notify the
Administrative
Agent of
the estimated
Net Cash
Proceeds of
such issuance
to be
received by or for the account of the Borrower or such Subsidiary in respect thereof.
Promptly upon receipt
by the
Borrower or
such Subsidiary
of Net Cash
Proceeds of
such issuance,
the Borrower
shall prepay
the
Obligations in an aggregate
amount equal to 100%
of the amount of such
Net Cash Proceeds.
The amount
of
each
such
prepayment
shall
be
applied,
subject
to
Section
2.8(b)(v)
below,
first
to
the
outstanding
Incremental Term
Loans, if any,
on a ratable basis based
on the outstanding principal
amounts thereof, and
then
to
the
Revolving
Facility,
but
without
a
reduction
of
the
Revolving
Credit
Commitments.
The
Borrower acknowledges that its
performance hereunder shall not
limit the
rights and remedies of
the Lenders
for any
breach of
Section 8.11
(Maintenance
of Subsidiaries)
or Section 9.1(i)
(Change
of Control)
or any
other terms of the Loan
Documents.
(iv)
If after
the
Closing
Date the
Borrower
or
any
Subsidiary
shall issue
any
Indebtedness,
other
than
Indebtedness
permitted by
Section 8.7,
the Borrower
shall promptly
notify the
Administrative
Agent
of the estimated
Net Cash
Proceeds of
such issuance
to be received
by or
for the account
of the Borrower
or such
Subsidiary
in respect
thereof.
Promptly
upon
receipt
by the
Borrower
or such
Subsidiary
of Net
Cash Proceeds of such issuance, the Borrower shall prepay the Obligations in an aggregate amount equal to
100%
of the
amount of
such
Net Cash
Proceeds.
The amount
of each
such prepayment
shall be
applied,
subject to Section
2.8(b)(v) below, first to the outstanding Incremental Term Loans, if any, on a ratable basis
based
on
the
outstanding
principal
amounts
thereof,
and
then
to
the
Revolving
Facility,
but
without
a
reduction
of
the
Revolving
Credit
Commitments.
The
Borrower
acknowledges
that
its
performance
hereunder
shall not
limit the rights
and remedies
of the Lenders
for any breach
of Section 8.7
or any other
terms of the Loan Documents.
(v)
Unless
the Borrower
otherwise
directs, prepayments
of Loans
under this
Section 2.8(b)
shall
be applied first to Borrowings
of Base Rate Loans until payment
in full thereof with any balance
applied to
Borrowings of SOFR Loans
in the order in which
their Interest
Periods expire.
Each prepayment
of Loans
under
this Section
2.8(b)
shall be
made
by the
payment
of the
principal
amount
to be
prepaid
and, in
the
case of any Incremental Term
Loans, SOFR Loans or Swingline
Loans, accrued interest thereon
to the date
of
prepayment
together
with
any
amounts
due
the
Lenders
under
Section 4.5.
Each
prefunding
of
L/C
Obligations shall be
made in accordance
with Section 9.4.
(c)
Any
amount of
Swingline
Loans
and
Revolving
Loans
paid or
prepaid
before the
Revolving
Credit Termination
Date may,
subject to
the terms
and conditions
of this Agreement,
be borrowed,
repaid
and borrowed again.
No amount of the
Incremental Term Loans, if any, paid or prepaid may be reborrowed,

Exhibit 10.1
and, in the case of any
partial prepayment,
such prepayment shall be
applied to the remaining
payments on
all Incremental Term
Loans in inverse order
of maturity.
Section 2.9.
Default Rate.
Notwithstanding
anything
to the
contrary
contained
herein, while
any
Event of Default exists or after acceleration,
the Borrower shall pay interest (after as well as before entry of judgment thereon
to the extent permitted
by law) on the
principal amount
of all Loans and
Reimbursement
Obligations, letter of credit fees
and other amounts
at a rate per annum
equal to:
(a)
for any
Base Rate
Loan or
any Swingline
Loan bearing
interest based
on the
Base
Rate, the sum of 2.0% plus the Applicable Margin plus
the Base Rate from time
to time in effect;
(b)
for
any
SOFR
Loan
or
any
Swingline
Loan
bearing
interest
at
the
Administrative
Agent’s
Quoted Rate,
the sum of
2.0%
plus
the rate of
interest in effect
thereon at the
time of such
Event of
Default until
the end
of the Interest
Period applicable
thereto and,
thereafter,
at a rate
per
annum equal to the sum of 2.0% plus the Applicable Margin for Base Rate Loans plus the Base Rate from time to time in effect;
(c)
for
any
Reimbursement
Obligation,
the
sum
of
2.0%
plus
the
amounts
due
under
Section 2.3 with respect to
such Reimbursement
Obligation;
(d)
for any
Letter of
Credit,
the sum
of 2.0%
plus
the L/C
Participation
Fee due
under
Section 3.1(b) with respect
to such Letter of Credit; and
(e)
for any other amount
owing hereunder not covered
by clauses (a) through (d) above,
the sum of 2% plus
the Applicable Margin
plus
the Base Rate from time to time
in effect;
provided,
however,
that
in
the
absence
of
acceleration
pursuant
to
Section 9.2
or
9.3,
any
adjustments
pursuant
to this Section
shall be
made at
the election
of the Administrative
Agent, acting
at the request
or
with
the
consent
of
the
Required
Lenders,
with
written
notice
to
the
Borrower
(which
election
may
be
retroactively
effective
to
the
date
of
such
Event
of
Default).
While
any
Event
of
Default
exists
or
after
acceleration, interest shall be paid on demand of the Administrative Agent at the request or with the consent of the Required Lenders.
Section 2.10.
Evidence of Indebtedness.
(a) Each Lender shall maintain in accordance
with its usual
practice an account
or accounts evidencing the
indebtedness of the Borrower to such Lender
resulting from
each Loan made by
such Lender from time to time, including
the amounts of principal
and interest payable
and paid to such
Lender from time to time hereunder.
(b)
The Administrative
Agent shall
also maintain
accounts
in which
it will
record (i) the
amount
of each Loan made
hereunder,
the type thereof and
the Interest
Period with respect
thereto, (ii) the amount
of any principal or interest due
and payable or to
become due and payable from the
Borrower to each Lender
hereunder
and
(iii) the
amount
of
any
sum
received
by
the
Administrative
Agent
hereunder
from
the
Borrower and each
Lender’s share thereof.
(c)
The entries
maintained
in the
accounts
maintained
pursuant
to subsections
(a) and
(b) above
shall be prima facie
evidence
of the existence
and amounts
of the Obligations
therein recorded;
provided,
however,
that the failure of the
Administrative Agent
or any Lender to maintain
such accounts or
any error

Exhibit 10.1
therein shall not in any manner affect the obligation of the Borrower to repay the Obligations in accordance
with their terms.
(d)
Any Lender may request that its
Loans be evidenced by a promissory note or
notes in the forms
of Exhibit D-1 (in the case of its Revolving
Loans and referred to herein as a
“Revolving Note” ), or D-2 (in
the
case
of
its Swingline
Loans
and
referred
to
herein
as
a
“Swing
Note”
), as
applicable
(the
Revolving
Notes
and
Swing
Note
being
hereinafter
referred
to
collectively
as
the
“Notes”
and
individually
as
a
“Note”
).
In such
event, the
Borrower shall prepare,
execute and
deliver to such
Lender a Note
payable to
such Lender
or its registered
assigns in the
amount of the
relevant Commitment,
or Swingline
Sublimit, as
applicable.
Thereafter,
the Loans
evidenced
by such
Note or
Notes and
interest thereon
shall at
all times
(including
after any
assignment pursuant
to Section 13.2)
be represented
by one
or more
Notes payable
to
the order of the payee
named therein or any
assignee pursuant to Section 13.2,
except to the extent
that any
such Lender
or assignee
subsequently returns
any such Note
for cancellation
and requests
that such
Loans
once again be evidenced
as described in subsections
(a) and (b) above.
Section 2.11.
Commitment Terminations
.
(a)
Optional
Revolving
Credit
Terminations.
The Borrower
shall have
the right
at any
time and
from time
to time,
upon
five (5)
Business
Days
prior written
notice
to the
Administrative
Agent
(or such
shorter
period
of
time
agreed
to
by
the
Administrative
Agent),
to
terminate
the
Revolving
Credit
Commitments
without
premium
or penalty
and
in whole
or in
part, any
partial termination
to be
(i) in
an
amount not less than $5,000,000 or any whole multiple thereof and (ii) allocated ratably among the Lenders
in proportion
to their
respective
Revolver
Percentages,
provided
that the
Revolving
Credit Commitments
may not be reduced
to an amount less
than the sum of
the aggregate
principal amount
of Swingline Loans,
Revolving
Loans,
and
L/C Obligations
then
outstanding.
Any
termination
of
the
Revolving
Credit
Commitments below the L/C Sublimit or the
Swingline Sublimit then in
effect shall reduce the
L/C Sublimit
and Swingline Sublimit, as
applicable, by a like
amount.
The Administrative Agent shall
give prompt notice
to each Lender of
any such termination
of the Revolving Credit Commitments.
(b)
Any
termination
of
the Revolving
Credit
Commitments
pursuant
to
this
Section may
not be
reinstated.
Section 2.12.
Replacement
of Lenders
.
If any
Lender requests
compensation
under Section 4.4,
or
if
the
Borrower
is
required
to
pay
any
Indemnified
Taxes
or
additional
amounts
to
any
Lender
or
any
Governmental
Authority
for
the
account
of
any
Lender
pursuant
to
Section 4.1
and,
in
each
case,
such
Lender has declined or is unable
to designate a different lending office
in accordance with Section 4.7, or if
any Lender is a Defaulting
Lender or a Non-Consenting Lender,
then the Borrower may,
at its sole expense
and
effort,
upon
notice
to
such
Lender
and
the
Administrative
Agent,
require
such
Lender
to
assign
and
delegate,
without
recourse
(in
accordance
with
and
subject
to
the
restrictions
contained
in,
and
consents
required
by,
Section 13.2), all
of its
interests, rights
(other than
its existing
rights to payments
pursuant
to
Section 4.1
or
Section 4.4)
and
obligations
under
this
Agreement
and
the
related
Loan
Documents
to
an
Eligible Assignee
that shall
assume
such obligations
(which assignee
may be
another
Lender,
if a
Lender
accepts such assignment); provided that:
(i)
the Borrower shall have paid to the
Administrative Agent the assignment fee (if any)
specified in Section 13.2;

Exhibit 10.1
(ii)
such
Lender
shall
have
received
payment
of
an
amount
equal
to
the
outstanding
principal of its
Loans and funded participations in L/C
Obligations, accrued interest thereon, accrued
fees and
all other amounts
payable to
it hereunder
and under the
other Loan
Documents
(including
any amounts
under Section
4.5 as if
the Loans
owing to
it were prepaid
rather than
assigned)
from
the
assignee
(to
the
extent
of
such
outstanding
principal
and
accrued
interest
and
fees)
or
the
Borrower (in the case
of all other amounts);
(iii)
in
the
case
of
any
such
assignment
resulting
from
a
claim
for
compensation
under
Section 4.4 or payments
required to be made
pursuant to Section 4.1, such
assignment will result in
a reduction in such
compensation or payments
thereafter;
(iv)
such assignment does
not conflict with applicable
law; and
(v)
in the case
of any
assignment
resulting from
a Lender
becoming
a Non-Consenting
Lender,
the
applicable
assignee
shall
have
consented
to
the
applicable
amendment,
waiver
or
consent.
A Lender shall not be
required to make
any such assignment or delegation if,
prior thereto, as a result
of
a
waiver
by
such
Lender
or
otherwise,
the
circumstances
entitling
the
Borrower
to
require
such
assignment and delegation
cease to apply.
Section 2.13.
Defaulting Lenders
.
(a)
Defaulting
Lender
Adjustments.
Notwithstanding
anything
to
the
contrary
contained
in
this
Agreement, if any Lender
becomes a Defaulting Lender,
then, until such time as such Lender
is no longer a
Defaulting Lender,
to the extent permitted
by applicable
law:
(i)
Waivers
and Amendments
.
Such Defaulting Lender’s
right to approve or disapprove
any amendment,
waiver or
consent with
respect to this
Agreement shall
be restricted as
set forth in
the definition of Required
Lenders.
(ii)
Defaulting
Lender
Waterfall
.
Any
payment
of
principal,
interest,
fees
or
other
amounts
received by the
Administrative Agent
for the account
of such Defaulting
Lender (whether
voluntary
or
mandatory,
at
maturity,
pursuant
to
Section 9
or
otherwise)
or
received
by
the
Administrative
Agent from
a Defaulting
Lender pursuant
to Section 13.7
hereto shall be
applied at
such
time
or
times
as
may
be
determined
by
the
Administrative
Agent
as
follows:
first
,
to
the
payment of
any amounts
owing by
such Defaulting
Lender to the
Administrative Agent
hereunder;
second
, to the payment on
a pro rata basis of
any amounts
owing by such
Defaulting Lender
to any
L/C Issuer or the Swingline Lender hereunder; third , to Cash Collateralize the L/C Issuer’s Fronting
Exposure
with
respect
to
such
Defaulting
Lender
in
accordance
with
Section 2.14;
fourth
, as
the
Borrower may request (so
long as no Default exists), to the funding of any Loan in respect of which
such
Defaulting
Lender
has
failed
to
fund
its
portion
thereof
as
required
by
this
Agreement,
as
determined by the Administrative Agent; fifth , if so determined by the Administrative Agent and the
Borrower, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting
Lender’s
potential
future
funding
obligations
with
respect
to
Loans
under
this
Agreement
and
(y) Cash
Collateralize
the
L/C
Issuer’s
future
Fronting
Exposure
with
respect
to
such
Defaulting
Lender
with
respect
to
future
Letters
of
Credit
issued
under
this
Agreement,
in
accordance
with
Section 2.14; sixth
,
to
the
payment
of
any
amounts
owing
to
the
Lenders,
the
L/C
Issuer
or
the

Exhibit 10.1
Swingline Lender
as a result
of any
judgment
of a court
of competent
jurisdiction obtained
by any
Lender,
the L/C
Issuer or
the Swingline
Lender against
such Defaulting
Lender
as a result
of such
Defaulting Lender’s
breach of
its obligations
under this Agreement;
seventh
, so long
as no
Default
exists, to the payment
of any amounts
owing to the Borrower
as a result of any
judgment of a court
of
competent
jurisdiction
obtained
by the
Borrower
against
such
Defaulting
Lender
as a
result
of
such
Defaulting
Lender’s
breach
of
its
obligations
under
this
Agreement;
and
eighth
,
to
such
Defaulting Lender
or as otherwise directed by
a court of competent jurisdiction;
provided
that if (x)
such
payment
is a
payment
of the
principal amount
of any
Loans or
L/C Obligations
in respect
of
which such
Defaulting Lender
has not
fully funded
its appropriate
share, and
(y) such
Loans were
made or the
related Letters
of Credit
were issued at
a time
when the conditions set
forth in Section 7.1
were
satisfied
or
waived,
such
payment
shall
be
applied
solely
to
pay
the
Loans
of,
and
L/C
Obligations
owed
to, all
Non-Defaulting
Lenders
on a
pro rata
basis prior
to being
applied
to the
payment of any Loans of, or L/C Obligations
owed to, such Defaulting Lender until such
time as all
Loans and funded
and unfunded participations
in L/C Obligations and Swingline
Loans are held by
the Lenders
pro rata
in accordance
with their
Revolver
Percentages
of
the
relevant
Commitments
without
giving
effect
to
Section 2.13(a)(iv)
below.
Any
payments,
prepayments
or
other
amounts
paid or
payable to a
Defaulting Lender that
are applied
(or held)
to pay
amounts owed
by a
Defaulting
Lender
or to
post
Cash
Collateral
pursuant
to this
Section 2.13(a)(ii)
shall
be deemed
paid
to and
redirected by such
Defaulting Lender,
and each Lender irrevocably
consents hereto.
(iii)
Certain Fees
.
(A)
No Defaulting Lender shall be entitled to receive any commitment fee for any
period
during
which
that
Lender
is
a
Defaulting
Lender
(and
the
Borrower
shall
not
be
required
to pay
any such
fee that otherwise
would have
been required
to have
been paid
to
that
Defaulting Lender).
(B)
Each Defaulting Lender shall be entitled to receive L/C Participation Fees for any period during which that Lender is a Defaulting Lender only to the extent allocable to its
Revolver Percentage of the stated amount of Letters of Credit for which it has provided Cash
Collateral pursuant to
Section 2.14.
(C)
With
respect
to
any
L/C
Participation
Fee
not
required
to
be
paid
to
any
Defaulting
Lender
pursuant
to
clause (B)
above,
the
Borrower
shall
(x) pay
to
each
Non-Defaulting
Lender
that
portion
of
any
such
fee otherwise
payable
to
such
Defaulting
Lender
with
respect
to
such
Defaulting
Lender’s
participation
in
L/C Obligations
or
Swingline
Loans
that
has
been
reallocated
to
such
Non-Defaulting
Lender
pursuant
to
clause (iv) below, (y) pay to
each L/C Issuer
and Swingline Lender, as
applicable, the amount
of any
such fee otherwise
payable to
such Defaulting
Lender to the
extent allocable to
such
L/C Issuer’s
or
Swingline
Lender’s
Fronting
Exposure
to such
Defaulting
Lender,
and
(z)
not be required
to pay the remaining amount
of any such fee.
(iv)
Reallocation of Participations
to Reduce Fronting
Exposure
.
All or any part of such
Defaulting
Lender’s
participation
in
L/C
Obligations
and
Swingline
Loans
shall
be
reallocated
among the Non-Defaulting Lenders
in accordance with their respective Revolver
Percentages of the
relevant
Commitments
(calculated
without
regard
to such
Defaulting
Lender’s
Commitments)
but
only
to
the
extent
that
(x)
the
conditions
set
forth
in
Section 7.1
are
satisfied
at
the
time
of
such
reallocation
(and,
unless
the
Borrower
shall
have
otherwise
notified
the
Administrative
Agent
at

Exhibit 10.1
such time, the Borrower shall be deemed to have represented and warranted that such conditions are
satisfied at such time),
and (y) such
reallocation does
not cause the aggregate
Revolving Loans
and
interests
in
L/C
Obligations
and
Swingline
Loans
of
any
Non-Defaulting
Lender
to
exceed
such
Non-Defaulting Lender’s
Revolving Credit Commitment.
Subject to Section
13.21, no reallocation
hereunder
shall
constitute
a
waiver
or
release
of
any
claim
of
any
party
hereunder
against
a
Defaulting Lender arising from
that Lender having become a
Defaulting Lender, including any claim
of
a
Non-Defaulting
Lender
as
a
result
of
such
Non-Defaulting
Lender’s
increased
exposure
following such reallocation.
(v)
Cash
Collateral;
Repayment
of
Swingline
Loans
.
If
the
reallocation
described
in
clause (iv) above
cannot, or can only
partially, be effected,
the Borrower shall, without
prejudice to
any right
or remedy
available to them
hereunder or
under law,
(x) first, prepay
Swingline Loans
in
an amount
equal to
the Swing
Lender’s
Fronting
Exposure
and
(y) second,
Cash Collateralize
the
L/C Issuer’s Fronting
Exposure in accordance
with the procedures set forth
in Section 2.14.
(b)
Defaulting Lender Cure
.
If the Borrower, the Administrative Agent, the Swingline Lender and
each L/C Issuer
agree in
writing that a
Lender is
no longer
a Defaulting Lender,
the Administrative
Agent
will so notify
the parties
hereto, whereupon
as of the
effective
date specified
in such
notice and
subject to
any conditions set forth
therein (which may include
arrangements with respect to any Cash
Collateral), that
Lender will, to the extent applicable,
purchase at par that portion of outstanding Loans
of the other Lenders
or take
such other
actions as
the Administrative
Agent
may determine
to be
necessary
to cause
the Loans
and funded and
unfunded participations
in Letters of Credit and Swingline
Loans to be
held pro rata by the
Lenders
in accordance
with their
respective
Revolver
Percentages
of the
relevant
Commitments
(without
giving effect to Section 2.13(a)(iv)), whereupon such Lender will cease to be a Defaulting Lender; provided that
no
adjustments
will
be
made
retroactively
with
respect
to
fees
accrued
or
payments
made
by
or
on
behalf of the Borrower while that
Lender was a Defaulting Lender; and
provided , further , that except to the
extent otherwise
expressly
agreed by
the affected
parties, no
change hereunder
from Defaulting
Lender to
Lender
will constitute
a waiver
or release
of any
claim of
any party
hereunder
arising
from that
Lender’s
having been a Defaulting
Lender.
(c)
New Swingline Loans/Letters
of Credit
.
So long as any
Lender is a
Defaulting Lender,
(i) the
Swingline
Lender
shall not
be required
to fund
any Swingline
Loans unless
it is
satisfied that
it will
have
no Fronting Exposure
after giving effect
to such Swingline Loan
and (ii) no
L/C Issuer shall be required
to
issue,
extend,
renew
or
increase
any
Letter
of
Credit
unless
it
is
satisfied
that
it
will
have
no
Fronting
Exposure after giving
effect thereto.
Section 2.14.
Cash Collateral for Fronting Exposure.
At any time that there shall exist a Defaulting
Lender, within
one (1) Business
Day following
the written request
of the Administrative
Agent or any L/C
Issuer
(with
a
copy
to
the
Administrative
Agent)
the
Borrower
shall
Cash
Collateralize
the
L/C
Issuers’
Fronting
Exposure
with
respect
to
such
Defaulting
Lender
(determined
after
giving
effect
to
Section
2.13(a)(iv)
and
any
Cash
Collateral
provided
by such
Defaulting
Lender)
in an
amount
not
less
than
the
Minimum Collateral Amount.
(a)
Grant of
Security Interest
.
The Borrower, and to
the extent provided by
any Defaulting Lender,
such Defaulting
Lender, hereby
grants to the
Administrative
Agent, for
the benefit
of the L/C
Issuers, and
agree to maintain, a first priority
security interest in all such Cash Collateral
as security for such Defaulting
Lender’s obligation to fund participations in respect of L/C Obligations, to be applied pursuant to clause (b)
below.
If at
any
time the
Administrative
Agent
determines
that Cash
Collateral is
subject
to any
right or

Exhibit 10.1
claim of any Person other
than the Administrative Agent
and the L/C Issuers as herein provided,
or that the
total
amount
of
such
Cash
Collateral
is
less
than
the
Minimum
Collateral
Amount,
the
Borrower
shall,
promptly upon demand by the Administrative Agent, pay or provide to the Administrative
Agent additional
Cash
Collateral
in
an
amount
sufficient
to
eliminate
such
deficiency
(after
giving
effect
to
any
Cash
Collateral provided
by the Defaulting
Lender).
(b)
Application
.
Notwithstanding
anything
to
the
contrary
contained
in
this
Agreement,
Cash
Collateral provided
under this
Section 2.14
or Section
2.13 in
respect of
Letters of
Credit shall
be applied
to the satisfaction of the Defaulting
Lender’s obligation to fund participations
in respect of L/C Obligations
(including, as to Cash
Collateral provided
by a Defaulting Lender,
any interest accrued
on such obligation)
for
which
the
Cash
Collateral
was
so
provided,
prior
to
any
other
application
of
such
property
as
may
otherwise be provided
for herein.
(c)
Termination
of Requirement
.
Cash Collateral
(or the appropriate
portion thereof)
provided to
reduce any L/C
Issuer’s Fronting Exposure shall no
longer be required to
be held as
Cash Collateral pursuant
to this Section 2.14(c)
following (A) the
elimination of the
applicable Fronting
Exposure (including
by the
termination
of
Defaulting
Lender
status
of
the
applicable
Lender),
or
(B) the
determination
by
the
Administrative Agent
and each L/C Issuer that there exists excess
Cash Collateral;
provided
that, subject to
Section 2.14, the Person providing Cash Collateral and each L/C Issuer may agree that Cash Collateral shall be held
to support
future
anticipated
Fronting
Exposure
or other
obligations;
and
provided
further
that to
the
extent
that
such
Cash
Collateral
was
provided
by
the
Borrower
or
any
other
Loan
Party,
such
Cash
Collateral shall remain subject
to the security interest granted
pursuant to the Loan
Documents.
Section 2.15.
Increase
in Revolving Credit Commitments
;
Making of Incremental
Term
Loans.
The
Borrower
may,
on
any
Business
Day
prior
to
the
Revolving
Credit
Termination
Date,
with
the
written
consent
of
the
Administrative
Agent,
the
L/C
Issuer,
and
the
Swingline
Lender,
increase
the
aggregate
amount
of
the
Revolving
Credit
Commitments
and/or
borrow
one
or
more
term
loans
(collectively,
the
“
Incremental
Term
Loans
”),
in
each
case,
by
delivering
an
Increase
Request
substantially
in
the
form
attached
hereto
as
Exhibit I
(or
in
such
other
form
acceptable
to
the
Administrative
Agent)
to
the
Administrative Agent at least five (5) Business Days prior to the desired effective date of such increase
(the
“Increase”
)
identifying
an
additional
Lender,
which
qualifies
as
an
Eligible
Assignee
(or
additional
Revolving Credit Commitment
s
or a commitment to make Incremental
Term Loans
for an existing Lender)
and the amount of its Revolving Credit Commitment
or Incremental Term
Loan (or, for an existing Lender,
the
amount
of
additional
Revolving
Credit
Commitments
or
the
amount
of
a
commitment
to
make
Incremental Term
Loans);
provided,
however
, that:
(a)
the
aggregate
amount
of all
such
Increases
shall not
exceed
$250,000,000
and
any
such Increase shall be
in an amount not less than $10,000,000
(or such lesser amount then agreed to
by the Administrative
Agent);
(b)
no
Default
shall
have
occurred
and
be
continuing
at
the
time
of
the
request
or
the
effective date of
the Increase and after
giving pro forma
effect to the use of
proceeds thereof
;
and
(c)
each of the representations and warranties set forth in Section 6 and in the other Loan
Documents shall be and remain true
and correct in all material respects on the effective
date of such
Increase
(where not already
qualified by
materiality, otherwise
in all respects),
except to
the extent
the same expressly relate to an
earlier date, in which
case they shall be
true and correct in
all material
respects (where not already qualified by materiality, otherwise in all respects) as of such earlier date.

Exhibit 10.1
The
effective
date
(the
“Increase
Date”
)
of
the
Increase
shall
be
agreed
upon
by
the
Borrowers,
the
Administrative Agent and the Lender(s) providing such Increase.
Upon the Increase Date,
Schedule 2.1/2.2
shall
be
deemed
amended
to
reflect
the
Increase.
With
respect
to
an
Increase
in
the
Revolving
Credit
Commitments
as
described
above,
on
the
Increase
Date,
the
new
Revolving
Lender(s)
(or,
if applicable,
existing
Lender(s))
shall advance
Revolving
Loans,
as applicable,
in an
amount
sufficient
such
that after
giving effect to such advance(s) or loan(s) and the prepayment of Revolving
Loans by any Lender(s) whose
commitment
is
not
increased,
each
Lender
shall
have
outstanding
its
Revolver
Percentage
of
Revolving
Loans.
It shall be a condition
to such effectiveness
that (A) if any SOFR Loans are
outstanding on the date
of such effectiveness,
such SOFR Loans shall be deemed
to be prepaid on such date and the Borrower shall
pay
any
amounts
owing
to
the
Lenders
pursuant
to
Section 4.5
and
(B) the
Borrower
shall
not
have
terminated
any
portion
of
the
Revolving
Credit
Commitments
pursuant
to
Section 2.11.
The
Borrower
agrees
to pay
the expenses
of the
Administrative
Agent
(including
reasonable
attorney’s
fees) relating
to
any
Increase.
Notwithstanding
anything
herein
to
the
contrary,
no
Lender
shall
have
any
obligation
to
increase
its
Revolving
Credit
Commitment
or
to
make
any
Incremental
Term
Loan
and
no
Lender’s
Revolving
Credit Commitment
shall be
increased
without its
consent
thereto,
and
each
Lender may
at its
option, unconditionally
and without cause, decline
to provide any Increase.
Each Revolving
Credit Increase
shall be on
the same
terms (including
pricing and
maturity,
but excluding
customary arrangement, commitment, structuring
and underwriting fees, and amendment fees not generally
shared
with
other
Lenders
with
respect
to
such
Revolving
Credit
Increase)
as
the
Revolving
Credit
Commitments outstanding
prior to the
Increase
Date.
Each Incremental
Term
Loan shall
be on
terms and
conditions specified
in an Incremental
Amendment.
Incremental
Term
Loans
(a) shall
rank
pari passu
in right
of payment
and of
security
with the
Revolving
Loans and any then existing Incremental
Term Loans
(if any), and (b) shall have (i) a final maturity date no
earlier than
the Revolving
Credit Termination
Date and
(ii) a
weighted
average life
not less
than
the then
remaining weighted average life to maturity of any then existing Incremental Term Loans (if any), provided that, except
as set
forth above,
the terms
and conditions
applicable
to Incremental
Term
Loans
(including
interest rates and amortization
applicable thereto)
shall be determined
by the Borrower,
the Administrative
Agent and the Lenders
providing such Incremental Term
Loans.
Commitments
in respect
of Incremental
Term
Loans
and
increases
in
the
Revolving
Credit Commitment
shall
become
commitments
(or
in
the
case
of
an
increase
in
the
Revolving
Credit
Commitment
to
be
provided
by an
existing
Lender,
an
increase
in
such
Lender’s
applicable
Revolving
Credit
Commitment)
under this Agreement pursuant to an amendment (an
“Incremental
Amendment”
) to this
Agreement and, as
appropriate,
the
other
Loan
Documents,
executed
by
the
Borrowers,
each
existing
Lender
agreeing
to
provide such Increase,
if any, each additional Lender, if
any, and the Administrative Agent.
The Incremental
Amendment may, without the consent of any other
Lenders, effect such amendments to this Agreement and
the
other
Loan
Documents
as
may
be
necessary
or
appropriate,
in
the
reasonable
opinion
of
the
Administrative Agent and
the Borrowers, to effect
the provisions of
this Section 2.15.
Section 2.16.
Extension
Option.
(a) The
Borrower
may,
by
written
notice
to
the
Administrative
Agent from time
to time, request
an extension
(each, an “
Extension
”) of the Revolving
Credit Termination
Date
and/or,
if
applicable,
any
maturity
date
applicable
to
any
Incremental
Term
Loan
to
the
extended
maturity date
specified in
such request.
Such notice
shall set forth
(i) the
amount of
the Revolving
Credit
Commitments
and/or
Incremental
Term
Loans
to be
extended
(which
shall be
in minimum
increments
of
$5,000,000
and
a
minimum
of
$10,000,000)
and
(ii)
the
date
on
which
such
Extension
is
requested
to
become
effective
(which date
shall not
be less
than ten
(10) Business
Days nor
more than
sixty (60)
days

Exhibit 10.1
after
after
the
date
of
such
requested
Extension
(or
such
longer
or
shorter
periods
as
the
Administrative
Agent
shall agree).
Each
Lender
shall be
offered
(an “
Extension
Offer
”) an
opportunity
to participate
in
such Extension
on a pro
rata basis
and on
the same terms
and conditions
as each
other Lender
pursuant to
procedures established
by, or
reasonably acceptable to, the
Administrative Agent.
Any Lender approached
to participate in such
Extension may elect
or decline, in its
sole discretion,
to participate in such
Extension
(it being
understood
that if
a Lender
shall fail
to respond
to any
request
for participation
in
an Extension
within
five
(5)
Business
Days
of
receipt
of
the
Extension
Offer,
such
Lender
shall
be
deemed
to
have
declined
to
participate
in
such
Extension).
If
the
aggregate
principal
amount
of
Revolving
Credit
Commitments or Incremental Term
Loans, (calculated on the face amount thereof), as applicable, in respect of which
Lenders
shall have
accepted the
relevant Extension
Offer
shall exceed
the maximum
aggregate
principal amount of the
Revolving Credit Commitment or Incremental
Term Loan, as applicable,
requested
to be extended
by the
Borrower pursuant
to the Extension
Offer,
then the
Revolving
Credit Commitments
or Incremental
Term
Loans,
as
applicable
of the
Lenders
shall be
extended
ratably
up to
such
maximum
amount based on the respective principal amounts (but not to exceed actual holdings of record) with respect to which such Lenders
have accepted such Extension
Offer.
(b)
It shall be a condition precedent to the effectiveness of any Extension that:
(i) no Default shall
have occurred and be
continuing immediately prior to
and immediately after giving effect to
such Extension,
(ii) the representations
and warranties of the
Borrower and each
other Loan Party contained
in Section 6 or
any
other
Loan
Document,
or
which
are
contained
in
any
document
furnished
at
any
time
under
or
in
connection herewith or therewith,
shall be true and correct in all material respects
(and in all respects if any
such representation
or warranty is already
qualified by materiality
or reference to Material
Adverse Effect)
on
and
as
of
the
date
of
such
Extension,
except
to
the
extent
that
such
representations
and
warranties
specifically refer to an earlier date, in which case,
they shall be true and correct in all material respects (and in
all
respects
if
any
such
representation
or
warranty
is
already
qualified
by
materiality
or
reference
to
Material Adverse
Effect)
as of
such
earlier date,
(iii)
the L/C
Issuer
and
the Swingline
Lender
shall have
consented
to
any
Extension
of
the
Revolving
Credit
Commitments
if
such
Extension
provides
for
the
issuance of Letters of Credit
or the making of Swingline
Loans at any time during the extended
period, and
(iv) the terms of such Extension
shall comply with Section
2.16(c).
(c)
The terms of each Extension shall be
determined by the Borrower and the applicable extending
Lenders and be set forth in an Additional Credit Extension Amendment, provided, that (i) the final maturity
date of any Extended Revolving Credit
Commitment or Extended Incremental Term Loan shall be no earlier than the Revolving Credit
Termination Date or the maturity date
applicable to the existing
Incremental Term
Loans, (ii)(A) there shall be no scheduled amortization of
the Extended Revolving Credit Commitments and
(B)
the
scheduled
amortization
of
the
Extended
Incremental
Term
Loans
shall
be
as
agreed
among
the
Borrower
and
the
Lenders
providing
such
Extended
Incremental
Term
Loans,
(iii)(A) the
Extended
Revolving
Loans and
the Extended
Incremental
Term
Loans will
rank pari
passu in
right of payment
with
the
Revolving
Loans
and
the
Incremental
Term
Loans
being
extended,
and
(B)
the
borrower
and
the
guarantors
of the
Extended
Revolving
Credit Commitments
or the
Extended
Incremental
Term
Loans,
as
applicable,
shall be
the Borrower
and
the Guarantors,
(iv) the
interest rate
margins
and
fees applicable
to
any
Extended
Revolving
Credit
Commitments
(and
the
Extended
Revolving
Loans
thereunder)
and
Extended
Incremental
Loans
shall be
determined
by the
Borrower
and
the
applicable
extending
Lenders,
and
(v) to
the extent
the terms
of the
Extended
Revolving
Credit Commitments
or Extended
Incremental
Term
Loans
are inconsistent
with the
terms set
forth herein
(except as
set forth
in clauses
(i) through
(iv)
above), such terms shall
be reasonably
satisfactory to the Administrative
Agent.

Exhibit 10.1
(d)
In connection with any
Extension, the Borrower, the Administrative Agent and each applicable extending
Lender
shall
execute
and
deliver
to
the
Administrative
Agent
an
Additional
Credit
Extension
Amendment and such other
documentation as the Administrative Agent
shall reasonably specify to evidence
the Extension.
The Administrative Agent
shall promptly notify
each Lender as to the effectiveness
of each
Extension.
Notwithstanding anything
herein to the contrary,
any Additional Credit
Extension Amendment
may, without the consent of any other Lender,
effect such amendment to this Agreement and the other Loan
Documents
as may
be necessary
or appropriate
(but only
to such
extent), in
the reasonable
opinion
of the
Administrative Agent and the Borrower, to implement the terms of any such Extension Offer, including any
amendments
necessary
to
establish
Extended
Revolving
Credit
Commitments
or
Extended
Incremental
Term Loans
as a new tranche
of Revolving Credit
Commitments or
Incremental Term
Loan, as applicable,
and such
other technical
amendments
as may
be necessary
or appropriate
in the reasonable
opinion
of the
Administrative Agent and the
Borrower in connection with
the establishment of such new
tranche (including
to
preserve
the
pro
rata
treatment
of
the
extended
and
non-extended
tranches
and
to
provide
for
the
reallocation of any L/C
Obligations or obligations under Swingline Loans
upon the expiration or
termination
of the commitments
under any tranche)
,
in each case on terms consistent
with this Section 2.16.
(e)
This Section 2.16 shall supersede
any provisions of Section
13.3 to the contrary.
S
ECTION
3.
F
EES
.
Section 3.1.
Fees.
(a)
Revolving
Credit
Commitment
Fee
.
The Borrower
shall pay
to the
Administrative
Agent
for
the ratable
account of
the Lenders
in accordance
with their Revolver
Percentages a
commitment
fee at the
rate per annum
equal to the Applicable Margin
(computed on
the basis of a year
of 360 days and
the actual
number
of days
elapsed)
times the
daily amount
by which
the aggregate
Revolving
Credit Commitments
exceeds the principal amount of Revolving Loans and L/C Obligations then outstanding.
For the avoidance
of doubt, the principal
amount of Swingline
Loans shall not be counted
towards or considered
usage of the
Revolving
Credit
Commitments
for
purposes
of
this
Section.
Such
commitment
fee
shall
be
payable
quarterly
in
arrears
on
the
last
day
of
each
March,
June,
September,
and
December
in
each
year
(commencing
on
the
first
such
date
occurring
after
the
Closing
Date)
and
on
the
Revolving
Credit
Termination
Date, unless the Revolving
Credit Commitments are terminated
in whole on an earlier
date, in
which event the commitment fee
for the period to the date of such termination in whole
shall be paid on the
date of such termination.
(b)
Letter of Credit
Fees.
On the
date of
issuance or
extension, or
increase in the
amount, of any
Letter
of
Credit
pursuant
to
Section 2.3,
the
Borrower
shall
pay
to
the
L/C Issuer
for
its
own
account
a
fronting fee equal
to 0.125% of the
face amount of
(or of the increase in the
face amount of)
such Letter of
Credit.
Quarterly in
arrears, on
the last day of
each March, June,
September, and
December,
commencing
on the first such date
occurring after the Closing
Date, the Borrower shall pay
to the Administrative Agent,
for the
ratable
benefit
of the
Lenders
in accordance
with their
Revolver
Percentages,
a letter
of credit
fee
(the
“L/C Participation
Fee”
) at a
rate per
annum
equal to
the Applicable
Margin (computed
on the
basis
of
a
year
of
360 days
and
the
actual
number
of
days
elapsed)
in
effect
during
each
day
of
such
quarter
applied to
the daily average
face amount of
Letters of Credit
outstanding during
such quarter.
In addition,
the Borrower
shall pay
to the
L/C Issuer for
its own
account
the L/C Issuer’s
standard
issuance, drawing,
negotiation,
amendment, assignment,
and other
administrative fees
for each Letter of
Credit as established
by the L/C Issuer from time
to time.

Exhibit 10.1
(c)
Administrative Agent
Fees
.
The Borrower
shall pay
to the Administrative
Agent, for
its own
use and
benefit, the
fees agreed
to between
the Administrative
Agent and
the Borrower in
a letter dated
as
of the date hereof
,
or as otherwise agreed
to in writing between them.
S
ECTION
4.
T
AXES
; C
HANGE IN
C
IRCUMSTANCES
, I
NCREASED
C
OSTS
,
AND
F
UNDING
I
NDEMNITY
Section 4.1.
Taxes
.
(a)
Certain
Defined
Terms.
For
purposes
of
this
Section,
the
term
“Lender”
includes
any
L/C
Issuer and the term “applicable
law” includes FATCA.
(b)
Payments Free of Taxes.
Any and all payments by or
on account of any obligation
of any Loan
Party under
any Loan
Document shall be
made without
deduction or
withholding for any
Taxes,
except as
required by applicable law.
If any applicable law
(as determined in the
good faith discretion of
an applicable
Withholding
Agent)
requires
the
deduction
or
withholding
of
any
Tax
from
any
such
payment
by
a
Withholding
Agent,
then
the
applicable
Withholding
Agent
shall
be
entitled
to
make
such
deduction
or
withholding
and
shall
timely
pay
the
full
amount
deducted
or
withheld
to
the
relevant
Governmental
Authority in
accordance with
applicable law
and, if such
Tax is
an Indemnified
Tax,
then the
sum payable
by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding has
been
made (including
such
deductions
and
withholdings
applicable
to additional
sums
payable
under this
Section) the
applicable
Recipient receives
an amount
equal to the
sum it would
have received
had no
such
deduction or withholding
been made.
(c)
Payment of Other Taxes by the Loan Parties.
The Loan Parties shall timely pay to the relevant
Governmental
Authority
in accordance
with applicable
law,
or at
the option
of the
Administrative
Agent
timely reimburse it for the payment
of, any Other Taxes.
(d)
Indemnification
by the
Loan
Parties.
The Loan
Parties shall
jointly and
severally indemnify
each Recipient, within thirty
(30) days after demand therefor,
for the full amount of any Indemnified
Taxes
(including Indemnified Taxes
imposed or asserted on or attributable to amounts payable under this Section)
payable or paid by such Recipient
or required to be withheld or deducted
from a payment to such Recipient
and
any
reasonable
expenses
arising
therefrom
or
with
respect
thereto,
whether
or
not
such
Indemnified
Taxes
were correctly or legally
imposed or asserted
by the relevant Governmental
Authority.
A certificate
as
to
the
amount
of
such payment
or
liability
delivered
to
the
Borrower
by a
Lender
(with
a
copy to
the
Administrative Agent), or
by the Administrative
Agent on its own behalf
or on behalf
of a Lender, shall
be
conclusive absent
manifest error.
(e)
Indemnification
by
the
Lenders.
Each
Lender
shall
severally
indemnify
the
Administrative
Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes or Other Taxes attributable
to such
Lender (but
only to
the extent that
any Loan
Party has
not already
indemnified
the Administrative
Agent for such Indemnified Taxes
or Other Taxes
and without limiting the obligation of the Loan Parties to
do so), (ii) any Taxes
attributable to such
Lender’s failure to
comply with the provisions
of Section 13.2(d)
relating
to
the
maintenance
of
a
Participant
Register
and
(iii)
any
Excluded
Taxes
attributable
to
such
Lender,
in
each
case,
that
are
payable
or
paid
by
the
Administrative
Agent
in
connection
with
any
Loan
Document, and any reasonable
expenses arising therefrom or
with respect thereto,
whether or not
such Taxes
were correctly
or legally
imposed
or asserted
by the
relevant Governmental
Authority.
A certificate
as to
the
amount
of
such
payment
or
liability
delivered
to
any
Lender
by
the
Administrative
Agent
shall
be
conclusive
absent manifest
error.
Each
Lender hereby
authorizes
the Administrative
Agent
to set
off
and

Exhibit 10.1
apply any and all
amounts at any
time owing to
such Lender under any Loan
Document or otherwise payable
by
the
Administrative
Agent
to
the
Lender
from
any
other
source
against
any
amount
due
to
the
Administrative Agent
under this subsection
(e).
(f)
Evidence
of Payments.
As soon
as practicable
after any
payment of
Taxes
by any
Loan Party
to a Governmental
Authority pursuant
to this
Section, such
Loan
Party shall
deliver to
the Administrative
Agent the
original or a
certified copy of
a receipt issued
by such
Governmental Authority
evidencing such
payment,
a
copy
of
the
return
reporting
such
payment
or
other
evidence
of
such
payment
reasonably
satisfactory to the Administrative
Agent.
(g)
Status
of
Lenders.
(i) Any
Lender
that
is
entitled
to
an
exemption
from
or
reduction
of
withholding
Tax
with respect
to payments
made
under any
Loan
Document shall
deliver
to the
Borrower
and
the
Administrative
Agent,
at
the
time
or
times
reasonably
requested
by
the
Borrower
or
the
Administrative
Agent,
such
properly
completed
and executed
documentation reasonably
requested
by the
Borrower or
the Administrative
Agent as
will permit such
payments
to be made
without withholding
or at
a
reduced
rate
of
withholding.
In
addition,
any
Lender,
if reasonably
requested
by
the
Borrower
or
the
Administrative
Agent,
shall deliver
such
other
documentation
prescribed
by applicable
law or
reasonably
requested
by the Borrower
or the Administrative
Agent as
will enable
the Borrower
or the Administrative
Agent to
determine
whether or
not such
Lender is
subject
to backup
withholding or
information
reporting
requirements.
Notwithstanding
anything
to
the
contrary
in
the preceding
two sentences,
the
completion,
execution
and
submission
of
such
documentation
(other
than
such
documentation
set
forth
in
Section 4.1(g)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment
such completion, execution
or submission would subject
such Lender to any material unreimbursed
cost or
expense or would
materially prejudice
the legal or commercial position
of such Lender.
(ii)
Without limiting
the generality of the
foregoing,
(A)
any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative
Agent
on or
prior to
the date
on which
such Lender
becomes
a Lender
under this
Agreement
(and
from
time
to
time
thereafter
upon
the
reasonable
request
of
the
Borrower
or
the
Administrative
Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. federal
backup withholding
tax;
(B)
any
Foreign
Lender
shall,
to the
extent
it is
legally
entitled
to do
so, deliver
to
the
Borrower
and
the
Administrative
Agent
(in
such
number
of
copies
as
shall
be
requested
by
the
recipient)
on
or
prior
to
the
date
on
which
such
Foreign
Lender
becomes
a
Lender
under
this
Agreement
(and
from
time
to
time
thereafter
upon
the
reasonable
request
of
the
Borrower
or
the
Administrative Agent), whichever
of the following is applicable:
(i)
in the case of a
Foreign Lender
claiming the benefits
of an income
tax treaty
to which the United States is a party
(x) with respect to payments of interest under
any Loan
Document,
executed
originals
of
IRS
Form
W-8BEN
establishing
an
exemption
from,
or
reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect
to any other applicable payments under
any Loan Document, IRS Form
W-8BEN
establishing
an
exemption
from,
or
reduction
of,
U.S.
federal
withholding
Tax
pursuant to the “business
profits” or “other income”
article of such tax treaty;
(ii)
executed originals of
IRS Form W-8ECI;

Exhibit 10.1
(iii)
in
the
case
of
a
Foreign
Lender
claiming
the
benefits
of
the
exemption
for
portfolio interest under
Section 881(c) of the Code, (x) a certificate
substantially in the form
of Exhibit
H-1 to the
effect that
such Foreign
Lender is not
a “bank” within
the meaning
of
Section
881(c)(3)(A)
of
the
Code,
a
“10
percent
shareholder”
of
the
Borrower
within
the
meaning of Section
881(c)(3)(B) of the Code,
or a “controlled foreign
corporation” described
in Section 881(c)(3)(C) of the Code (a
“U.S. Tax
Compliance Certificate”
) and (y) executed
originals of IRS Form W-8BEN;
or
(iv)
to the extent a Foreign
Lender is not the beneficial
owner, executed
originals
of IRS Form W-8IMY,
accompanied by IRS Form W-8ECI, IRS Form W-8BEN,
a U.S. Tax
Compliance
Certificate substantially
in
the form
of
Exhibit H-2
or
Exhibit
H-3, IRS
Form
W-9,
and/or
other
certification
documents
from
each
beneficial
owner,
as
applicable;
provided
that if
the Foreign Lender
is a
partnership and one or
more direct or
indirect partners
of such
Foreign Lender
are claiming
the portfolio
interest exemption,
such
Foreign Lender
may provide
a U.S. Tax
Compliance
Certificate substantially
in the form
of Exhibit H-4 on
behalf of each
such direct and indirect
partner;
(C)
any
Foreign
Lender
shall,
to the
extent
it is
legally
entitled
to do
so, deliver
to
the
Borrower
and
the
Administrative
Agent
(in
such
number
of
copies
as
shall
be
requested
by
the
recipient)
on
or
prior
to
the
date
on
which
such
Foreign
Lender
becomes
a
Lender
under
this
Agreement
(and
from
time
to
time
thereafter
upon
the
reasonable
request
of
the
Borrower
or
the
Administrative Agent), executed
originals of any other form prescribed
by applicable law as a basis
for
claiming
exemption
from
or
a
reduction
in
U.S.
federal
withholding
Tax,
duly
completed,
together with such
supplementary
documentation as
may be prescribed
by applicable
law to permit
the Borrower or the Administrative
Agent to determine
the withholding
or deduction required to be
made; and
(D)
if a payment
made to
a Lender
under any
Loan Document
would be
subject to U.S.
federal
withholding
Tax
imposed
by
FATCA
if
such
Lender
were
to
fail
to
comply
with
the
applicable
reporting
requirements
of
FATCA
(including
those
contained
in
Section 1471(b)
or
1472(b) of the
Code, as
applicable), such Lender shall
deliver to
the Borrower
and the Administrative
Agent at
the time or
times prescribed by
law and at
such time or
times reasonably
requested by
the
Borrower or the Administrative
Agent such documentation
prescribed by applicable
law (including
as
prescribed
by
Section 1471(b)(3)(C)(i)
of
the
Code)
and
such
additional
documentation
reasonably
requested
by
the
Borrower
or
the
Administrative
Agent
as
may
be
necessary
for
the
Borrower
and
the
Administrative
Agent
to
comply
with
their
obligations
under
FATCA
and
to
determine
that
such
Lender
has
complied
with
such
Lender’s
obligations
under
FATCA
or
to
determine
the
amount
to
deduct
and
withhold
from
such
payment.
Solely
for
purposes
of
this
clause (D), “FATCA”
shall
include
any
amendments
made
to
FATCA
after
the
date
of
this
Agreement.
Each
Lender
agrees
that
if
any
form
or
certification
it
previously
delivered
expires
or
becomes
obsolete
or
inaccurate
in
any
respect,
it
shall
update
such
form
or
certification
or
promptly
notify
the
Borrower and the
Administrative Agent
in writing of its legal inability
to do so.
(h)
Treatment
of Certain
Refunds.
If any party receives
a refund of any
Taxes as to which it has
been indemnified pursuant
to this Section (including
by the payment of additional amounts
pursuant to this
Section), it
shall
pay
to the
indemnifying
party an
amount equal
to such
refund (but
only
to the
extent of

Exhibit 10.1
indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all
out-of-pocket
expenses
(including
Taxes)
of
such
indemnified
party
and
without
interest
(other
than
any
interest paid by
the relevant Governmental Authority with
respect to such
refund).
Such indemnifying party,
upon
the
request
of
such
indemnified
party,
shall
repay
to
such
indemnified
party
the
amount
paid
over
pursuant
to
this
subsection (h)
(plus
any
penalties,
interest
or
other
charges
imposed
by
the
relevant
Governmental
Authority) in
the event that
such indemnified
party is required
to repay
such refund
to such
Governmental
Authority.
Notwithstanding
anything to the
contrary in
this subsection
(h), in no
event will
the indemnified party be
required to pay
any amount to
an indemnifying party pursuant to
this subsection (h)
the payment of
which would place
the indemnified
party in a less
favorable net after
-Tax position
than the
indemnified party would have been in if the Tax subject to indemnification had not been deducted, withheld or otherwise
imposed
and
the indemnification
payments
or additional
amounts
giving
rise to
such
refund
had
never
been
paid.
This
subsection
shall
not
be
construed
to
require
any
indemnified
party
to
make
available
its Tax
returns
(or
any
other
information
relating
to
its Taxes
that it
deems
confidential)
to
the
indemnifying
party or any other Person.
(i)
Survival.
Each
party’s
obligations
under
this
Section
shall
survive
the
resignation
or
replacement
of the Administrative
Agent or
any assignment
of rights
by,
or the
replacement
of, a
Lender,
the termination
of the
Commitments
and
the repayment,
satisfaction
or discharge
of all
obligations
under
any Loan Document.
Section 4.2.
Change of Law
.
Notwithstanding any
other provisions of this Agreement or any
other
Loan Document,
if at any
time any
Change
in Law makes
it unlawful
for any
Lender to
make or
continue
to
maintain
any
SOFR
Loans
or
to
perform
its
obligations
as
contemplated
hereby,
such
Lender
shall
promptly
give
notice
thereof
to
the
Borrower
and
such
Lender’s
obligations
to
make
or
maintain
SOFR
Loans
under this
Agreement
shall be
suspended until
it is
no longer
unlawful for
such
Lender to
make or
maintain SOFR Loans.
The Borrower shall prepay on demand the outstanding principal amount of any such
affected SOFR Loans, together with all interest accrued thereon and all other amounts then due and payable to such
Lender under
this Agreement;
provided,
however,
subject to
all of the
terms and
conditions of
this
Agreement, the Borrower
may then elect to borrow
the principal amount
of the affected
SOFR Loans from
such
Lender
by means
of Base
Rate
Loans
from such
Lender,
which
Base
Rate Loans
shall not
be made
ratably by the Lenders but only from such affected Lender and which shall be determined without reference to clause
(c) of
the definition
of “Base
Rate”. Upon
any such
repayment, the
Borrower shall
also pay
any
additional amounts required
pursuant to Section 4.5.
Section 4.3.
Inability to
Determine
Rates
.
Subject to Section 4.8,
if on or prior
to the first
day of
any Interest Period for any
SOFR Loan:
(a)
the
Administrative
Agent
determines
in
good
faith
(which
determination
shall
be
conclusive and binding
absent manifest error)
that “Term
SOFR” cannot be
determined pursuant
to
the definition thereof
,
then the Administrative
Agent will promptly so
notify the Borrower and
each Lender.
Upon notice thereof
by
the
Administrative
Agent
to
the
Borrower,
any
obligation
of
the
Lenders
to
make
or
continue
SOFR
Loans shall
be suspended
(to the extent
of the affected
SOFR Loans and,
in the case
of a SOFR
Loan, the
affected
Interest Periods)
until the Administrative
Agent revokes
such notice. Upon
receipt of such
notice,
(i) the Borrower may revoke any pending
request for a borrowing of,
conversion to or continuation of SOFR
Loans
(to
the
extent
of
the
affected
SOFR
Loans
and,
in
the
case
of
a
SOFR Loan,
the
affected
Interest
Periods) or, failing that,
the Borrower will be
deemed to have
converted any such request
into a request for

Exhibit 10.1
a Borrowing
of or conversion
to Base Rate
Loans in
the amount
specified therein
and (ii) any
outstanding
affected
SOFR Loans will be
deemed
to have been
converted into
Base Rate Loans
immediately
or, in
the
case of a SOFR Loans, at
the end of the applicable Interest Period. Upon any such conversion, the Borrower shall also pay any
additional amounts required
pursuant to Section 4.5.
Section 4.4.
Increased
Costs
.
(a)
Increased
Costs Generally.
If any Change
in Law shall:
(i)
impose,
modify
or
deem
applicable
any
reserve,
special
deposit,
compulsory
loan,
insurance
charge
or
similar
requirement
against
assets
of,
deposits
with
or
for
the
account
of,
or
credit extended or participated
in by, any
Lender or any L/C Issuer;
(ii)
subject
any
Recipient
to
any
Taxes
(other
than
(A) Indemnified
Taxes,
(B) Taxes
described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income
Taxes) on its loans,
loan principal, letters
of credit,
commitments, or other
obligations, or its
deposits,
reserves, other liabilities or capital
attributable thereto;
or
(iii)
impose on any Lender or any L/C Issuer or the applicable interbank market any other condition,
cost
or
expense
(other
than
Taxes)
affecting
this
Agreement
or
Loans
made
by
such
Lender or any Letter of
Credit or participation therein;
and the result of any of the
foregoing shall be to increase the cost
to such Lender or such other Recipient of
making,
converting
to,
continuing
or
maintaining
any
Loan
or
of
maintaining
its obligation
to
make
any
such Loan,
or to increase
the cost to
such Lender,
such L/C Issuer
or such
other Recipient
of participating
in, issuing
or maintaining
any Letter of
Credit (or of
maintaining
its obligation
to participate
in or to
issue
any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender, L/C Issuer or other Recipient hereunder (whether of principal, interest or any other amount)
then, upon request of such
Lender, L/C Issuer
or other Recipient, the Borrower
will pay to such Lender, L/C Issuer
or other Recipient,
as the case may be, such additional amount or amounts as will compensate such Lender,
L/C Issuer or other
Recipient, as the case may
be, for such additional
costs incurred or reduction
suffered.
(b)
Capital
Requirements.
If
any
Lender
or
L/C
Issuer
determines
that
any
Change
in
Law
affecting
such Lender
or L/C Issuer
or any
lending office
of such Lender
or such Lender
’s or
L/C Issuer’s
holding
company,
if
any,
regarding
capital
or
liquidity
requirements,
has
or
would
have
the
effect
of
reducing the rate of return on such Lender’s or L/C Issuer’s capital or on the capital of such Lender’s or L/C
Issuer’s holding company,
if any, as
a consequence of this Agreement, the Commitments
of such Lender or
the Loans made by,
or participations in
Letters of Credit or
Swingline Loans held by,
such Lender, or the
Letters of Credit issued
by any L/C Issuer
,
to a level below
that which such Lender
or L/C Issuer or
such
Lender’s
or L/C
Issuer’s
holding
company
could
have achieved
but for
such Change
in Law
(taking
into
consideration
such
Lender’s
or
L/C
Issuer’s
policies
and
the
policies
of
such
Lender’s
or
L/C
Issuer’s
holding
company
with respect
to capital
adequacy),
then from
time to
time
the Borrower
will pay
to such
Lender
or
L/C
Issuer,
as
the
case
may
be,
such
additional
amount
or
amounts
as
will
compensate
such
Lender or L/C Issuer or such
Lender’s
or L/C Issuer’s holding
company for any such
reduction suffered.
(c)
Certificates for
Reimbursement.
A certificate
of a Lender
or L/C
Issuer setting forth the
amount
or amounts necessary to compensate
such Lender or L/C Issuer or its holding company,
as the case may be,
as specified in subsection (a) or (b) of this Section and delivered to the Borrower, shall be conclusive absent

Exhibit 10.1
manifest error.
The Borrower
shall pay
such Lender or
L/C Issuer,
as the case
may be,
the amount shown
as due on any such
certificate within thirty (30) days
after receipt thereof.
(d)
Delay
in
Requests.
Failure
or
delay
on
the
part
of
any
Lender
or
L/C
Issuer
to
demand
compensation pursuant to this Section shall not constitute a waiver of such Lender
’s or L/C Issuer’s right to
demand
such compensation;
provided
that the
Borrower
shall not
be required
to compensate
a Lender
or
L/C Issuer pursuant to this Section
for any increased costs incurred or reductions suffered
more than six (6)
months
prior to
the date
that such
Lender
or L/C
Issuer,
as the
case
may
be, notifies
the Borrower
of the
Change
in
Law
giving
rise
to
such
increased
costs
or
reductions,
and
of
such
Lender’s
or
L/C
Issuer’
s
intention
to claim
compensation
therefor (except
that, if
the Change
in Law
giving
rise to
such
increased
costs or reductions
is retroactive, then the nine-month
period referred to above shall be
extended to include
the period of retroactive
effect thereof).
Section 4.5.
Funding
Indemnity
.
If any
Lender
shall
incur
any
loss,
cost
or
expense
(including,
without
limitation,
any
loss,
cost
or
expense
incurred
by
reason
of
the
liquidation
or
re-employment
of
deposits
or other
funds
acquired
by such
Lender
to fund
or maintain
any
SOFR Loan
or Swingline
Loan
bearing
interest at the
Swingline Lender’s
Quoted Rate
or the
relending
or reinvesting
of such
deposits or
amounts paid
or prepaid to such Lender) as
a result of:
(a)
any payment, prepayment
or conversion of a SOFR Loan or such Swingline Loan on
a date other than the
last day of its Interest Period,
(b)
any failure (because
of a failure to meet the conditions
of Section 7 or otherwise)
by
the Borrower to borrow or continue a SOFR
Loan or such Swingline Loan, or to convert a Base
Rate
Loan into a SOFR Loan or such Swingline Loan on the date specified in a notice given pursuant to
Section 2.6(a) or 2.2(b),
(c)
any failure by the Borrower
to make any payment of principal on any SOFR Loan
or
such Swingline Loan
when due (whether
by acceleration or otherwise),
or
(d)
any acceleration
of the maturity of
a SOFR Loan
or such Swingline
Loan as a result
of the occurrence of
any Event of Default
hereunder,
then, upon the
demand of such Lender, the
Borrower shall pay
to such Lender such
amount as will
reimburse
such
Lender
for such
loss, cost
or expense.
If any
Lender
makes
such a
claim for
compensation,
it shall
provide
to the Borrower,
with a copy
to the Administrative
Agent, a certificate
setting forth
the amount
of
such loss, cost or expense in
reasonable detail and the amounts shown
on such certificate shall be
conclusive
absent manifest error
.
Section 4.6.
Reserved
.
Section 4.7.
Lending Offices; Mitigation Obligations.
Each Lender may, at its
option, elect to
make
its Loans
hereunder
at the
branch, office
or affiliate
specified
in its
Administrative
Questionnaire
(each
a
“Lending
Office”
)
for
each
type
of
Loan
available
hereunder
or
at
such
other
of
its branches,
offices
or
affiliates
as
it
may
from
time
to
time
elect
and
designate
in
a
written
notice
to
the
Borrower
and
the
Administrative
Agent.
If any
Lender
requests compensation
under Section 4.4,
or requires
the Borrower
to pay
any Indemnified
Taxes
or additional
amounts to any
Lender or any
Governmental Authority
for the
account of
any Lender pursuant
to Section 4.1,
then such
Lender shall (at
the request
of the Borrower)
use

Exhibit 10.1
reasonable efforts
to designate
a different
lending office
for funding
or booking
its Loans
hereunder
or to
assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender,
such designation
or assignment (i) would eliminate
or reduce amounts
payable pursuant
to
Section 4.1
or
4.4,
as
the
case
may
be,
in
the
future,
and
(ii) would
not
subject
such
Lender
to
any
unreimbursed cost
or expense and
would not otherwise
be disadvantageous
to such Lender.
The Borrower
hereby agrees to pay all reasonable
costs and expenses incurred by any
Lender in connection with any such
designation or
assignment.
Section 4.8.
Effect
of
Benchmark
Transition
Event..
Notwithstanding
anything
to
the
contrary
herein
or in
any other
Loan
Document
(and any
interest rate
swap
agreement shall
be deemed
not to
be a
“Loan Document”
for the purposes of this Section
4.8):
(a)
Benchmark Replacement
.
Notwithstanding anything to the
contrary herein or
in any
other Loan
Document,
if a
Benchmark
Transition
Event and
its related
Benchmark
Replacement
Date have
occurred
prior
any
setting
of
the
then-current
Benchmark,
then
(x)
if a
Benchmark
Replacement
is
determined
in
accordance with clause (a)
of the
definition of “Benchmark Replacement” for such
Benchmark Replacement
Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any
Loan
Document
in
respect
of
such
Benchmark
setting
and
subsequent
Benchmark
settings
without
any
amendment
to,
or
further
action
or
consent
of
any
other
party
to,
this
Agreement
or
any
other
Loan
Document and (y) if
a Benchmark Replacement is determined in accordance with
clause (b) of the
definition
of “Benchmark
Replacement”
for such Benchmark
Replacement Date,
such Benchmark
Replacement will
replace
such
Benchmark
for
all
purposes
hereunder
and
under
any
Loan
Document
in
respect
of
any
Benchmark setting
at or after 5:00 p.m. (New
York
City time) on
the fifth (5
th
) Business Day after
the date
notice
of such
Benchmark
Replacement
is provided
to the
Lenders
without any
amendment
to, or
further
action
or
consent
of
any
other
party
to,
this
Agreement
or
any
other
Loan
Document
so
long
as
the
Administrative
Agent
has
not
received,
by
such
time,
written
notice
of
objection
to
such
Benchmark
Replacement
from
Lenders
comprising
the
Required
Lenders.
If
the
Benchmark
Replacement
is
Daily
Simple SOFR, all interest payments
will be payable on
a monthly basis.
(b)
Benchmark
Replacement
Conforming
Changes.
In
connection
with
the
use,
administration,
adoption or
implementation of
a Benchmark
Replacement, the
Administrative Agent
will have
the right to
make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any
other
Loan
Document,
any
amendments
implementing
such
Conforming
Changes
will become
effective
without any further
action or consent of any
other party to this Agreement
or any other Loan
Document.
(c)
Notice; Standards for Decisions and
Determinations.
The Administrative Agent will promptly
notify the Borrower and
the Lenders of (i) the implementation
of any Benchmark Replacement
and
(ii) the
effectiveness
of
any
Conforming
Changes
in
connection
with
the
use,
administration,
adoption
or
implementation of a
Benchmark Replacement.
The Administrative Agent will
promptly notify the
Borrower
of the removal
or reinstatement
of any
tenor of
a Benchmark
pursuant to
Section 4.8.
Any determination,
decision or
election that may
be made
by the Administrative
Agent or,
if applicable, any
Lender (or group
of Lenders) in good
faith pursuant to
this Section, including
any determination
with respect to a tenor,
rate
or adjustment or of the
occurrence or non-occurrence
of an event, circumstance or
date and any decision to
take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error
and
may
be
made
in
its
or
their
reasonable
discretion
and
without
consent
from
any
other
party
to
this
Agreement or any other
Loan Document, except, in
each case, as
expressly required pursuant to this
Section.

Exhibit 10.1
(d)
Unavailability
of Tenor
of Benchmark.
Notwithstanding
anything
to the contrary
herein or
in
any other
Loan Document,
at any
time (including
in connection
with the implementation
of a Benchmark
Replacement),
(i) if the then
-current Benchmark
is a term
rate (including
the Term
SOFR Reference
Rate)
and either
(A) any tenor
for such Benchmark
is not displayed
on a screen
or other information
service that
publishes
such rate
from time
to time
as selected
by the
Administrative
Agent
in its
reasonable
discretion
or
(B)
the
administration
of
such
Benchmark
or
the
regulatory
supervisor
for
the
administrator
of
such
Benchmark
has provided
a
public
statement
or
publication
of
information
announcing
that
any
tenor
for
such
Benchmark
is
not
or
will
not
be
representative,
then
the
Administrative
Agent
may
modify
the
definition of “Interest Period” (or any similar or
analogous definition) for any Benchmark settings at or
after
such time
to remove
such unavailable,
non-representative,
non-compliant or non
-aligned tenor and
(ii) if a
tenor
that
was
removed
pursuant
to
clause
(i) above
either
(A)
is subsequently
displayed
on
a
screen
or
information
service
for a
Benchmark
(including
a Benchmark
Replacement) or
(B) is
not or
is no
longer
subject
to
an
announcement
that
it
is
not
or
will
not
be
representative
for
a
Benchmark
(including
a
Benchmark
Replacement),
then
the Administrative
Agent
may
modify
the definition
of
“Interest
Period”
(or any
similar or
analogous
definition)
for all
Benchmark
settings
at or
after
such
time
to reinstate
such
previously removed
tenor.
(e)
Benchmark
Unavailability
Period
.
Upon
the
Borrower’s
receipt
of
notice
of
the
commencement of a Benchmark
Unavailability Period, the Borrower may
revoke any pending request for a
SOFR
Borrowing
of,
conversion
to
or
continuation
of
SOFR
Loans
to
be
made,
converted
or
continued
during
any
Benchmark
Unavailability
Period
and,
failing
that,
the
Borrower
will
be
deemed
to
have
converted any
such request into
a request
for a Borrowing
of or conversion
to Base Rate
Loans.
During a
Benchmark
Unavailability
Period
or
at
any
time
that
a
tenor
for
the
then-current
Benchmark
is
not
an
Available
Tenor,
the
component
of
Base
Rate
based
upon
the
then-current
Benchmark
or
such
tenor
for
such Benchmark, as
applicable, will not be used
in any determination
of Base Rate.
S
ECTION
5.
P
LACE AND
A
PPLICATION
OF
P
AYMENTS
.
Section 5.1.
Place and
Application of
Payments.
All payments
of principal
of and
interest on
the
Loans
and
the Reimbursement
Obligations,
and
all other
Obligations
payable by
the Borrower
under
this
Agreement and
the other Loan Documents,
shall be made
by the Borrower
to the Administrative
Agent by
no later
than 2:00
p.m. (Chicago
time) on
the due date
thereof at the
office of the
Administrative
Agent in
Chicago,
Illinois (or
such other
location as
the Administrative
Agent
may designate
to the
Borrower), for
the benefit
of the Lender(s)
or L/C Issuer
entitled thereto.
Any payments
received
after such time
shall be
deemed
to have been
received by the
Administrative
Agent on
the next Business
Day.
All such
payments
shall be made in U.S. Dollars,
in immediately available
funds at the place of payment,
in each case without
set-off
or
counterclaim.
The
Administrative
Agent
will
promptly
thereafter
cause
to
be
distributed
like
funds relating to the payment of principal or interest on Loans and on Reimbursement
Obligations in which
the
Lenders
have
purchased
Participating
Interests
ratably
to
the
Lenders
and
like
funds
relating
to
the
payment of
any other
amount payable
to any
Lender to
such Lender,
in each
case to
be applied
in accordance
with
the
terms
of
this
Agreement.
Unless
the
Administrative
Agent
shall
have
received
notice
from
the
Borrower prior to the date
on which any
payment is due
to the Administrative
Agent for the account
of the
Lenders
or the
L/C
Issuers
hereunder
that the
Borrower
will not
make
such
payment,
the Administrative
Agent may assume that the Borrower has made such payment on
such date in
accordance herewith and may,
in
reliance
upon
such
assumption,
distribute
to
the
Lenders
or
the
L/C
Issuers,
as
the
case
may
be,
the
amount due.
With respect
to any payment
that the Administrative
Agent makes to
any Lender,
L/C Issuer
or
other
secured
party
hereunder
as
to
which
Administrative
Agent
determines
(in
its
sole
and
absolute
discretion) that
any of
the following
applies (such
payment
referred to
as the
“Rescindable
Amount”
): (1)

Exhibit 10.1
the
Borrowers
have
not
in
fact
made
the
corresponding
payment
to
the
Administrative
Agent;
(2)
the
Administrative
Agent
has made
a payment
in excess
of the
amount(s)
received
by it
from
the Borrowers
either individually
or in the aggregate
(whether or not
then owed);
or (3) the
Administrative
Agent has
for
any
reason
otherwise
erroneously
made
such
payment;
then
each
of
the
Lenders,
the
L/C Issuer
and
the
other
Affiliates
of
the
Lenders
that
are
secured
parties
hereunder
severally
agrees
to
repay
to
the
Administrative
Agent
forthwith
on
demand
the
Rescindable
Amount
so
distributed
to
such
Person,
in
immediately available
funds with interest thereon, for
each day from
and including the date such amount
is
distributed
to
it
to
but
excluding
the
date
of
payment
to
the
Administrative
Agent,
at
the
greater
of
the
Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank
compensation.
Section 5.2.
Non-Business
Days.
Subject
to
the
definition
of
Interest
Period,
if
any
payment
hereunder
becomes due
and payable
on a
day which
is not
a Business
Day,
the due
date of
such payment
shall be
extended to the
next succeeding Business Day on
which date
such payment shall
be due and payable.
In the case
of any
payment of
principal falling
due on
a day which
is not a
Business Day,
interest on
such
principal amount
shall continue to accrue
during such extension
at the rate per annum
then in effect, which
accrued amount
shall be due and payable
on the next scheduled
date for the payment of
interest.
Section 5.3.
Payments Set
Aside
.
To
the extent
that any
payment by
or on
behalf of the
Borrower
or
any
other
Loan
Party
is
made
to
the
Administrative
Agent,
any
L/C
Issuer
or
any
Lender,
or
the
Administrative
Agent, any
L/C Issuer
or any
Lender exercises
its right
of setoff,
and such
payment
or the
proceeds
of
such
setoff
or
any
part
thereof
is
subsequently
invalidated,
declared
to
be
fraudulent
or
preferential, set
aside or
required
(including
pursuant to
any settlement
entered into
by the
Administrative
Agent, such L/C Issuer or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding
under any Debtor Relief Law or otherwise, then (a)
to the extent of such
recovery,
the obligation or part
thereof originally intended
to be satisfied shall
be revived and
continued in
full force
and
effect
as if
such
payment
had
not been
made
or such
setoff
had
not occurred,
and
(b) each
Lender and each L/C Issuer severally agrees to pay to the Administrative Agent upon demand its applicable share
(without
duplication)
of any
amount so
recovered from
or repaid
by the
Administrative
Agent, plus
interest thereon
from the
date of
such demand
to the date
such payment
is made
at a rate
per annum
equal
to the greater
of the Federal
Funds Rate
and a
rate determined
by the
Administrative
Agent in
accordance
with banking industry
rules on interbank compensation
for each such day.
Section 5.4.
Account Debit
.
The Borrower hereby irrevocably authorizes the
Administrative Agent,
upon
at
least
two
(2)
business
days
prior
notice
to
Borrower,
to
charge
any
of
the
Borrower’s
deposit
accounts maintained with the
Administrative Agent for the amounts from
time to time necessary to pay any
then due
Obligations;
provided
that
the Borrower
acknowledges
and agrees
that the Administrative
Agent
shall not
be under
an obligation
to do
so and
the Administrative
Agent
shall not
incur
any
liability to
the
Borrower or any other
Person for the Administrative
Agent’s
failure to do so.
S
ECTION
6.
R
EPRESENTATIONS
AND
W
ARRANTIES
.
Each Loan Party represents
and warrants to the Administrative
Agent and the Lenders
as follows:
Section 6.1.
Organization
and Qualification
.
Each Loan Party
is duly
organized, validly
existing,
and
in good
standing
as a
corporation,
limited
liability
company,
or partnership,
as applicable,
under
the
laws of the jurisdiction in which it
is organized, has the authority and power to
own its Property and conduct
its business
as now conducted,
and is
duly qualified and
in good standing
in each jurisdiction
in which the

Exhibit 10.1
nature
of
the
business
conducted
by
it or
the
nature
of
the
Property
owned
or
leased
by
it requires
such
qualifying, except where
the failure to do so would
not have a Material Adverse
Effect.
Section 6.2.
Subsidiaries
.
Each
Subsidiary
that
is
not
a
Loan
Party
is
duly
organized,
validly
existing, and
in good
standing under
the laws of
the jurisdiction
in which
it is organized,
has the
authority
and
power
to
own
its Property
and
conduct
its business
as
now
conducted,
and
is
qualified
and
in
good
standing in each jurisdiction in which the nature of
the business conducted by it
or the nature of the Property
owned or leased by
it requires such qualifying,
except where the
failure to do so would not have
a Material
Adverse
Effect.
Schedule 6.2
hereto
identifies
each
Subsidiary
(including
Subsidiaries
that
are
Loan
Parties), the jurisdiction of its organization, the percentage of issued and outstanding shares of each class of
its
capital
stock
or
other
equity
interests
owned
by
any
Loan
Party
and
its
Subsidiaries
and,
if
such
percentage
is not
100%
(excluding
directors’
qualifying
shares as
required
by law),
a description
of each
class of its authorized
capital stock and
other equity interests
and the number of shares
of each class
issued
and outstanding.
All of the outstanding shares of capital stock and other equity interests of each Subsidiary
are
validly
issued
and
outstanding
and
fully
paid
and
nonassessable
and
all such
shares
and
other
equity
interests indicated
on Schedule
6.2 as owned
by the
relevant Loan
Party or another
Subsidiary are
owned,
beneficially
and
of
record,
by
such
Loan
Party
or
such
Subsidiary
free
and
clear
of
all
Liens
otherwise
permitted by this Agreement.
There are no outstanding commitments or other
obligations of any Subsidiary
to issue, and no options, warrants
or other rights of any Person to acquire, any shares
of any class of capital
stock or other equity
interests of any Subsidiary.
Section 6.3.
Authority and
Validity
of Obligations
.
Each Loan Party
has the right
and authority to
enter
into
this
Agreement
and
the
other
Loan
Documents
executed
by
it, to
make
the
borrowings
herein
provided
for
(in
the
case
of
the
Borrower),
to
guarantee
the
Guaranteed
Obligations
(in
the
case
of
each
Guarantor), and
to perform
all of its
obligations
hereunder
and under
the other
Loan Documents
executed
by it.
The Loan Documents delivered
by the Loan Parties and their Subsidiaries have been duly authorized, executed, and
delivered by
such Persons
and constitute valid
and binding
obligations of
such Loan
Parties
and
their
Subsidiaries
enforceable
against
each
of
them
in
accordance
with
their
terms,
except
as
enforceability
may
be limited
by bankruptcy,
insolvency,
fraudulent
conveyance
or similar
laws affecting
creditors’
rights generally
and
general
principles
of equity
(regardless
of whether
the application
of such
principles
is
considered
in
a
proceeding
in
equity
or
at
law);
and
this
Agreement
and
the
other
Loan
Documents do
not, nor does the
performance or observance
by any Loan Party or any
Subsidiary of any
of
the
matters
and
things
herein
or
therein
provided
for,
(a) contravene
or
constitute
a
default
under
any
provision of law
or any judgment,
injunction, order or
decree binding upon any
Loan Party
or any Subsidiary
of
a
Loan
Party
or
any
provision
of
the
organizational
documents
(
e.g.,
charter,
certificate
or
articles
of
incorporation
and
by-laws,
certificate
or
articles
of
association
and
operating
agreement,
partnership
agreement, or other similar organizational documents) of any Loan Party or any Subsidiary of a Loan Party,
(b) contravene or constitute
a default under
any covenant, indenture
or agreement of
or affecting any
Loan
Party
or
any
Subsidiary
of
a
Loan
Party
or
any
of
their
respective
Property,
in
each
case
where
such
contravention
or default, individually
or in the aggregate,
could reasonably be
expected to have
a Material
Adverse Effect, or (c)
result in the creation or imposition
of any Lien on any Property
of any Loan Party or
any Subsidiary of
a Loan Party.
Section 6.4.
Use of Proceeds; Margin Stock
.
The Borrower shall use the proceeds
of the Revolving
Facility
to
finance
Capital
Expenditures,
to
finance
Permitted
Acquisitions
and
for
its
general
working
capital purposes
and for such other legal
and proper purposes as are
consistent with all applicable
laws and
to pay
certain fees
and expenses
associated with
closing of
this Agreement.
No Loan
Party nor
any of
its
Subsidiaries is engaged in the business of extending credit for the purpose of purchasing or carrying margin

Exhibit 10.1
stock (within the meaning
of Regulation U of the
Board of Governors
of the Federal Reserve
System), and
no part of the
proceeds of any Loan
or any other extension of
credit made hereunder will be
used to purchase
or carry
any such
margin
stock or
to extend
credit to others
for the purpose
of purchasing
or carrying
any
such
margin
stock.
Margin
stock
(as hereinabove
defined)
constitutes
less than
25%
of
the assets
of the
Loan
Parties and
their Subsidiaries
which are
subject to
any
limitation on
sale, pledge
or other
restriction
hereunder.
Section 6.5.
Financial
Reports
.
The
consolidated
balance
sheet
of
the
Borrower
and
its
Subsidiaries
as
of
May
30,
2026,
and
the
related
consolidated
statements
of
operations,
comprehensive
income (loss),
stockholder’s
equity and
cash flows of
the Borrower
and its
Subsidiaries for
the fiscal
year
then ended, and
accompanying notes thereto, which financial
statements are accompanied by the
audit report
of Frost, PLLC,
independent
public accountants,
heretofore
furnished to
the Administrative
Agent and
the
Lenders, fairly
present in
all material respects
the consolidated
financial condition
of the Borrower
and its
Subsidiaries at said dates and the consolidated results of their operations and cash flows for the periods then ended
in
conformity
with
GAAP
applied
on
a
consistent
basis].
Neither
the
Borrower
nor
any
of
its
Subsidiaries
has
contingent
liabilities
which
are
material
to
it
other
than
as
indicated
on
such
financial
statements or,
with respect to future periods,
on the financial statements
furnished pursuant
to Section 8.5.
Section 6.6.
No Material
Adverse
Change.
Since May
30,
2026, there
has been
no change
in the
condition (financial or otherwise) or business prospects of any Loan Party or any Subsidiary of a Loan Party
except those occurring in the ordinary course of business or as disclosed in its filings with the SEC, none of
which individually
or in the aggregate could reasonably
be expected to have a Material Adverse
Effect.
Section 6.7.
Full
Disclosure
.
The
statements
and
information
furnished
to
the
Administrative
Agent and the Lenders in connection with the negotiation of this Agreement and the other Loan Documents
and
the
commitments
by the
Lenders
to
provide
all or
part
of
the
financing
contemplated
hereby
do
not
contain
any
untrue
statements
of
a
material
fact
or
omit
a
material
fact
necessary
to
make
the
material
statements
contained
herein
or
therein
not
misleading,
the
Administrative
Agent
and
the
Lenders
acknowledging
that as to any
projections furnished
to the Administrative
Agent and the
Lenders, the Loan
Parties only represent that
the same were
prepared on the basis
of information and estimates the
Loan Parties
believed
to be
reasonable in
light of
the then
existing
conditions.
The Administrative
Agent
and Lenders
recognize
that any projections
are not
to be viewed
as facts and
that the actual
results during
the period
or
periods covered
by such
projections may
vary from
such projections.
Notwithstanding the
foregoing, it is
understood
and
agreed
that
the
periodic
reports
and
other
information
of
Borrower
filed
with
the
SEC
pursuant
to Section
13 of
the Exchange
Act speak
as of the
date of such
reports or other
filings and
not of
any
subsequent
time
and,
therefore,
the
representation
set
forth
in
the
first
sentence
of
this
paragraph
is
applicable to the information
contained in such reports or other
filings only as of the date of such reports or
other filings.
Additionally,
notwithstanding anything
to the contrary contained herein, the representation in
the first
sentence
of this paragraph
shall not
apply to
forward-looking
information contained
in the filings
made by Borrower with the
SEC pursuant to Section 13
of the Exchange Act, and the Borrowers
shall have
no liability with respect to such
forward-looking information, except to the extent
that Borrower would have
liability to investors
in its public
securities under
the Exchange
Act after the application
of Section 21E
of
the Exchange Act.
Section 6.8.
Trademarks,
Franchises, and
Licenses
.
The Loan
Parties and their
Subsidiaries own,
possess, or
have the
right to
use all
necessary
patents, licenses,
franchises,
trademarks,
trade names,
trade
styles,
copyrights,
trade
secrets,
know
how,
and
confidential
commercial
and
proprietary
information
to

Exhibit 10.1
conduct
their
businesses
as
now
conducted,
without
known
conflict
with
any
patent,
license,
franchise,
trademark, trade name,
trade style, copyright
or other proprietary right
of any other Person.
Section 6.9.
Governmental Authority
and Licensing.
The Loan Parties and
their Subsidiaries have
received all licenses,
permits, and approvals
of all federal, state, and local governmental
authorities, if any,
necessary
to conduct
their businesses,
in each
case where
the failure
to obtain
or maintain
the same
could
reasonably
be
expected
to
have
a
Material
Adverse
Effect.
No
investigation
or
proceeding
which,
if
adversely determined, could reasonably be expected to result in revocation or denial of any material license,
permit or approval
is pending or, to
the knowledge
of any Loan Party,
threatened in writing.
Section 6.10.
Good Title
.
The Borrower and its Subsidiaries have good and defensible title (or valid leasehold interests) to their assets as reflected on the
most recent consolidated balance sheet of the Borrower
and its Subsidiaries furnished
to the Administrative Agent and
the Lenders (except for sales
of assets in the
ordinary course of
business), subject
to no Liens other than
such thereof as are permitted by
Section 8.8.
Section 6.11.
Litigation and
Other Controversies
.
Except as
set forth in
Schedule
6.11,
there is no
litigation or
governmental
or arbitration proceeding
or labor controversy
pending, nor
to the knowledge
of
any
Loan
Party
threatened,
against
any
Loan
Party
or
any
Subsidiary
of
a
Loan
Party
or
any
of
their
respective
Property
which
if adversely
determined,
individually
or
in
the
aggregate,
could
reasonably
be
expected to have
a Material Adverse Effect.
Section 6.12.
Taxes
.
All federal and material state, local,
and foreign Tax returns required to be filed
by any
Loan
Party or
any
Subsidiary
of a
Loan
Party
in any
jurisdiction
have,
in fact,
been
filed,
and
all
Taxes
upon
any
Loan
Party
or
any
Subsidiary
of
a
Loan
Party
or
upon
any
of
their
respective
Property,
income or
franchises, which
are shown
to be due
and payable in
such returns, have
been paid, except
such
Taxes,
if
any,
as
are
being
contested
in
good
faith
and
by
appropriate
proceedings
which
prevent
enforcement
of the
matter under
contest and
as to which
adequate reserves
established
in accordance
with
GAAP have been
provided.
No Loan Party knows
of any proposed
additional Tax
assessment against
it or
its
Subsidiaries
for
which
adequate
provisions
in
accordance
with
GAAP
have
not
been
made
on
their
accounts.
Adequate
provisions
in accordance
with GAAP for
Taxes
on the
books
of each Loan
Party and
each of its Subsidiaries have
been made for all open
years, and for its current fiscal period.
Section 6.13.
Approvals
.
No
authorization,
consent,
license
or
exemption
from,
or
filing
or
registration
with,
any
court
or
governmental
department,
agency
or
instrumentality,
nor
any
approval
or
consent of any
other Person, is or
will be necessary
to the valid execution,
delivery or performance
by any
Loan Party or any Subsidiary of a Loan Party of
any Loan Document, except for such approvals which have
been obtained prior
to the date of this Agreement
and remain in full force
and effect.
Section 6.14.
Affiliate
Transactions
.
No
Loan
Party
nor
any
of
its
Subsidiaries
is
a
party
to
any
contracts or
agreements with
any of its
Affiliates on
terms and
conditions which
are less favorable
to such
Loan
Party
or
such
Subsidiary
than
would
be
usual
and
customary
in
similar
contracts
or
agreements
between Persons
not affiliated with each
other.
Section 6.15.
Investment
Company.
No
Loan
Party
nor
any
of
its
Subsidiaries
is
an
“investment
company”
or a
company
“controlled” by
an “investment
company”
within the
meaning
of the
Investment
Company Act of
1940, as amended.

Exhibit 10.1
Section 6.16.
ERISA
.
Except
as would
not reasonably
be expected
to result
in a
Material Adverse
Effect, each
Loan
Party and
each other
member of
its Controlled
Group has
fulfilled its
obligations
under
the minimum
funding standards
of and
is in compliance
in all material
respects
with ERISA and
the Code
to
the
extent
applicable
to
it
and
has
not
incurred
any
liability
to
the
PBGC
or
a
Plan
under
Title IV
of
ERISA other
than
a liability
to the
PBGC for
premiums
under
Section 4007
of ERISA.
Except
as would
not reasonably
be expected
to result in
a Material Adverse
Effect, no
Loan Party or
any of
its Subsidiaries
has any
contingent liabilities
with respect
to any
post-retirement
benefits under
a Welfare
Plan, other than
liability for continuation
coverage described
in article 6 of Title
I of ERISA.
Section 6.17.
Compliance with Laws
.
(a) The Loan Parties and
their Subsidiaries are in compliance
with all Legal Requirements
applicable to or pertaining
to their Property or business
operations, where any
such
non-compliance,
individually
or
in
the
aggregate,
could
reasonably
be expected
to
have
a
Material
Adverse Effect.
(b)
Except
for
such
matters,
individually
or
in
the
aggregate,
which
could
not
reasonably
be
expected
to result
in a
Material Adverse
Effect, the
Loan
Parties represent
and
warrant
that:
(i) the
Loan
Parties and
their Subsidiaries,
and each of
the Premises, comply
in all material respects
with all applicable
Environmental
Laws;
(ii) the
Loan
Parties
and
their
Subsidiaries
have
obtained,
maintain
and
are
in
compliance
with
all approvals,
permits,
or
authorizations
of
Governmental
Authorities
required
for
their
operations
and
each
of
the
Premises;
(iii) the
Loan
Parties
and
their
Subsidiaries
have
not,
and
no
Loan
Party has
knowledge
of any
other Person
who has,
caused
any Release,
threatened
Release or
disposal of
any Hazardous Material or any other waste
or product, including manure, at, on,
or from any of the
Premises
in violation
of any Environmental
Laws; (iv) the
Loan Parties
and their
Subsidiaries are
not subject
to and
have
not
received
written
notice
of
any
material
Environmental
Claim
involving
any
Loan
Party
or
any
Subsidiary
of
a
Loan
Party
or
any
of
the
Premises,
and,
to
the
knowledge
of
the
Loan
Parties
and
their
Subsidiaries,
there
are
no
conditions
or
occurrences
at
any
of
the
Premises
which
could
reasonably
be
anticipated to form the basis for such a material Environmental Claim; (v) none of the Premises contain and have
contained
any
sites on
or nominated
for the
National
Priority
List or
similar state
list; (vi)
the Loan
Parties and their Subsidiaries have conducted no Hazardous
Material Activity at any of the Premises except
in
compliance
with
Environmental
Laws;
(vii) except
for
permits,
licenses
and
other
legal
requirements
required
in the ordinary
course of
business none
of the Premises
are subject to
any,
and no
Loan Party has
knowledge of any imminent
,
restriction on the ownership,
occupancy,
use or transferability of the Premises
in connection with
any (1) Environmental Law or
(2) Release, threatened Release or
disposal of a
Hazardous
Material,
waste
or
product;
and
(viii) the
Loan
Parties
and
their
Subsidiaries
have
no
knowledge
of
any
material capital
expenditures
necessary
to bring
the Premises
or
their respective
businesses
or equipment
into compliance
with Environmental Laws.
(c)
Each Loan Party and each of
its Subsidiaries is in
material compliance with all
Anti-Corruption
Laws.
To the knowledge
of the Responsible Officers of the Loan Parties, no Loan Party nor any Subsidiary
has made a payment, offering,
or promise to pay, or
authorized the payment of, money or anything of value
(a) in
order
to
assist
in
obtaining
or
retaining
business
for
or
with,
or
directing
business
to,
any
foreign
official, foreign
political party, party official or candidate for
foreign political office, (b) to a
foreign official,
foreign political
party or
party
official
or any
candidate
for foreign
political office,
and (c)
with the
intent
to induce the recipient to misuse his or her
official position to direct business wrongfully to such Loan Party or such Subsidiary
or to
any other Person, in
violation of any
Anti-Corruption Laws, which could reasonably
be expected to result in a
Material Adverse Effect.

Exhibit 10.1
Section 6.18.
OFAC
.
(a) Each
Loan
Party
is
in
compliance
in
all
material
respects
with
the
requirements of all OFAC
Sanctions Programs applicable
to it, (b) each Subsidiary of each Loan
Party is in
compliance
in all
material
respects
with
the requirements
of all
OFAC
Sanctions
Programs
applicable
to
such
Subsidiary,
(c) each
Loan
Party
has
provided
to
the
Administrative
Agent,
the
L/C
Issuer,
and
the
Lenders
all information
requested
by them
regarding
such
Loan
Party
and
its Affiliates
and
Subsidiaries
necessary for the
Administrative Agent, the
L/C Issuer, and the Lenders
to comply with
all applicable OFAC
Sanctions Programs,
and (d) no
Loan Party
nor any
of its
Subsidiaries nor,
to the knowledge
of any
Loan
Party, any
officer, director
or Affiliate of any Loan
Party or any of its Subsidiaries, is a Person, that is, or is owned or
controlled by
Persons that
are,
(i) the target
of any
OFAC Sanctions
Programs or
(ii) located,
organized
or
resident
in
a
country
or
territory
that
is, or
whose
government
is, the
subject
of
any
OFAC
Sanctions Programs.
Section 6.19.
Labor Matters.
There are no strikes, lockouts or slowdowns against any Loan Party or any Subsidiary
of a Loan
Party pending
or, to
the knowledge
of any
Loan Party,
threatened.
There are
no
collective bargaining
agreements in
effect between
any Loan
Party or any
Subsidiary
of a Loan
Party and
any
labor
union;
and
no
Loan
Party
nor
any
of
its
Subsidiaries
is
under
any
obligation
to
assume
any
collective
bargaining
agreement
to
or
conduct
any negotiations
with
any
labor
union
with
respect
to any
future
agreements.
Each
Loan
Party
and
its
Subsidiaries
have
remitted
on
a
timely
basis
all
amounts
required
to
have
been
withheld
and
remitted
(including
withholdings
from employee
wages
and
salaries
relating to income tax,
employment
insurance, and
pension plan contributions), goods
and services tax
and
all other
amounts which if
not paid when
due could result
in the creation
of a Lien
against any of
its Property,
except for Liens permitted by Section 8.8, or which would not reasonably be expected to result in a Material
Adverse
Effect
or
which
are
being
contested
in
good
faith
by
appropriate
proceedings
which
prevent
enforcement of any
Lien with respect thereto.
Section 6.20.
Other Agreements
.
No Loan
Party nor
any of
its Subsidiaries
is in
default under
the
terms
of
any
covenant,
indenture
or
agreement
of
or
affecting
such
Person
or
any
of
its Property,
which
default if uncured
could reasonably be
expected to have a Material Adverse
Effect.
Section 6.21.
Solvency
.
The Loan
Parties and
their Subsidiaries
are solvent,
able to
pay their debts
as they
become due,
and have
sufficient capital
to carry
on their business
and all businesses
in which
they
are about to engage.
Section 6.22.
No Default.
No Default has
occurred and is continuing.
Section 6.23.
No
Broker
Fees.
No
broker’s
or
finder’s
fee
or
commission
will
be
payable
with
respect
hereto
or
any
of
the
transactions
contemplated
thereby;
and
the
Loan
Parties
hereby
agree
to
indemnify the Administrative
Agent, the L/C Issuer,
and the Lenders
against, and agree
that they
will hold
the Administrative
Agent,
the L/C
Issuer,
and
the Lenders
harmless
from, any
claim, demand,
or liability
for any such broker’s or finder’s fees alleged to have been incurred in connection herewith or therewith and
any expenses (including
reasonable attorneys’
fees) arising in connection
with any such
claim, demand,
or
liability.

Exhibit 10.1
S
ECTION
7.
C
ONDITIONS
P
RECEDENT
.
Section 7.1.
All Credit Events
.
At the time of each
Credit Event hereunder:
(a)
each
of
the
representations
and
warranties
set
forth
herein
and
in
the
other
Loan
Documents
shall be
and remain
true and
correct
in all
material respects
as
of said
time (where
not
already qualified
by materiality,
otherwise in
all respects),
except to
the extent
the same
expressly
relate to an
earlier date,
in which
case they
shall be
true and
correct in
all material respects
(where
not already qualified by
materiality, otherwise
in all respects) as of
such earlier date;
(b)
no Default
shall have
occurred and
be continuing
or would
occur as a
result of such
Credit Event;
(c)
after giving
effect
to such
extension
of credit
the aggregate
principal amount
of all
Swingline Loans, Revolving Loans and L/C Obligations outstanding under this Agreement shall not
exceed the Revolving
Credit Commitments;
(d)
in the
case
of a
Borrowing the
Administrative
Agent shall
have
received
the notice
required by Section
2.6, in the case of the issuance
of any Letter of Credit
the L/C Issuer
shall have
received a duly completed
Application for such Letter of Credit together
with any fees called for by
Section 3.1, and, in the case of an extension or increase in the amount of a Letter of Credit, a written request therefor
in a form
acceptable to
the L/C Issuer
together with
fees called for
by Section
3.1;
and
(e)
such Credit Event
shall not violate
any order, judgment or decree of
any court or
other
authority or any
provision of law
or regulation applicable to
the Administrative Agent,
the L/C Issuer
or any Lender (including, without limitation, Regulation U of the Board of Governors of the Federal
Reserve System) as then
in effect.
Each request for a Borrowing hereunder and each request for the issuance of, increase in the amount of,
or
extension
of
the
expiration
date
of,
a
Letter
of
Credit
shall
be
deemed
to
be
a
representation
and
warranty by the
Borrower on the
date on
such Credit
Event as
to the
facts specified
in subsections (a) through
(d),
both
inclusive,
of
this
Section;
provided,
however,
that
the
Lenders
may
continue
to
make
advances
under
the Revolving
Facility,
in
the
sole
discretion
of
the
Lenders
with
Revolving
Credit
Commitments,
notwithstanding
the failure of the Borrower to satisfy one or more
of the conditions set forth above and any
such advances
so made shall not be
deemed a waiver
of any Default or
other condition
set forth above that
may then exist.
Section 7.2.
Initial Credit Event
.
Before or concurrently
with the Initial Credit
Event:
(a)
the Administrative
Agent
shall have
received
this Agreement
duly
executed
by the
Borrower and its Wholly-owned Subsidiaries that are Domestic Subsidiaries, as Guarantors, the L/C
Issuer, and
the Lenders and
each other Loan Document duly
executed by each party
thereto;
(b)
if requested
by any
Lender,
the
Administrative
Agent
shall
have
received
for
such
Lender such
Lender’s
duly executed
Notes of
the Borrower
dated the
date
hereof and
otherwise in
compliance with the
provisions of Section 2.10;

Exhibit 10.1
(c)
the Administrative
Agent
and
the Loan
Parties shall
have
executed
and delivered
a
termination
agreement
of
that
certain
Security
Agreement
dated
as of
July 10,
2018,
as
amended
from time
to time,
along
with termination
statements
of each
financing
statement
filed against
the
Loan Parties prior to the date
hereof;
(d)
the
Administrative
Agent
shall
have
received
evidence
of
insurance
in
form
and
substance satisfactory
to the Administrative Agent;
(e)
the Administrative Agent
shall have received
copies of each
Loan Party’s
articles of
incorporation
and bylaws
(or comparable
organizational
documents)
and any
amendments
thereto,
certified
in
each
instance
by
its
Secretary
or
Assistant
Secretary
(or
comparable
Responsible
Officer);
(f)
the
Administrative
Agent
shall
have
received
copies
of
resolutions
of
each
Loan
Party’s
Board
of
Directors
(or
similar
governing
body)
authorizing
the
execution,
delivery
and
performance
of
this
Agreement
and
the
other
Loan
Documents
to
which
it
is
a
party
and
the
consummation
of
the
transactions
contemplated
hereby
and
thereby,
together
with
specimen
signatures
of
the
persons
authorized
to
execute
such
documents
on
each
Loan
Party’s
behalf,
all
certified
in
each
instance
by
its
Secretary
or
Assistant
Secretary
(or
comparable
Responsible
Officer);
(g)
the
Administrative
Agent
shall
have
received
copies
of
the
certificates
of
good
standing for each
Loan Party (dated no
earlier than 30 days
prior to the date
hereof) from the office
of the secretary of the
state of its incorporation
or organization;
(h)
the
Administrative
Agent
shall
have
received
a
list
of
the
Borrower’s
Authorized
Representatives
,
which may be included in the certificate of the
Secretary or Assistant Secretary (or
comparable Responsible
Officer) referenced
in Sections
7.2(e) and (f);
(i)
Reserved ;
(j)
the Administrative Agent shall have received the initial fees called for by Section 3.1 and as otherwise
contemplated by the
Amended and Restated Fee
Letter;
(k)
each
Lender
shall
have
received
(i) audited
financial
statements
and
unaudited
quarterly
financial
statements
(including
an
income
statement,
a
balance
sheet,
and
a
cash
flow
statement)
of
the
Loan
Parties
for
the
prior
3
years,
and
5-year
projected
financial
statements,
certified to by a Financial Officer of the
Borrower (and each Lender hereby acknowledges that it has
received
copies of each
of the
foregoing items);
and (ii) a certificate
from a
Responsible
Officer of
the Borrower certifying
that since May 30,
2026,
no Material Adverse Effect
has occurred
;
(l)
the Administrative Agent
shall have received financing statement, tax, and
judgment
lien search results against each
Loan Party and its Property evidencing
the absence of Liens thereon
except as permitted
by Section 8.8;
(m)
the Administrative Agent shall
have received the favorable written
opinion of counsel
to each Loan Party,
in form and substance
satisfactory to the Administrative
Agent;

Exhibit 10.1
(n)
each of the Lenders
shall have received,
sufficiently in advance
of the Closing Date,
all documentation
and other information
requested by any such Lender
required by bank regulatory
authorities under applicable “know your customer”
and anti-money laundering rules
and regulations,
including
without limitation,
the United
States Patriot
Act (Title
III of
Pub. L. 107-56
(signed into
law
October 26,
2001))
including,
without
limitation,
the
information
described
in
Section 13.19;
and the
Administrative
Agent shall
have received
a fully
executed
Internal Revenue
Service Form
W-9 (or its
equivalent) for the
Borrower
and each other Loan
Party;
(o)
at least 5 days prior to
the Closing Date, any Borrower that qualifies as a
“legal entity
customer”
under
the
Beneficial
Ownership
Regulation
shall
deliver
a
Beneficial
Ownership
Certification in relation to such
Borrower; and
(p)
the
Administrative
Agent
shall
have
received
such
other
agreements,
instruments,
documents, certificates, and
opinions as the Administrative
Agent may reasonably
request.
S
ECTION
8.
C
OVENANTS
.
Each Loan Party
agrees that, so
long as any
credit is available
to or in
use by the
Borrower hereunder,
except
to
the
extent
compliance
in
any
case
or
cases
is
waived
in
writing
pursuant
to
the
terms
of
Section 13.3.
Section 8.1.
Maintenance of Business
.
(a)
Each
Loan
Party
shall,
and
shall cause
each
of
its Subsidiaries
to,
preserve
and
maintain
its
existence, except
as otherwise provided
in Section 8.10(c);
provided, however,
that nothing
in this Section
shall
prevent
the
Borrower
from
dissolving
any
of
its
Subsidiaries
if
such
action
is,
in
the
reasonable
business
judgment of
the Borrower,
desirable
in the
conduct of
its business
and
is not
disadvantageous
in
any material respect
to the Lenders.
(b)
Each Loan
Party shall,
and shall
cause each
of its
Subsidiaries to,
preserve
and keep
in force
and
effect
all
licenses,
permits,
franchises,
approvals,
patents,
trademarks,
trade
names,
trade
styles,
copyrights, and other
proprietary rights necessary
to the proper conduct
of its business where
the failure to
do so could reasonably
be expected to have a Material Adverse
Effect.
Section 8.2.
Maintenance
of
Properties.
Each
Loan
Party
shall,
and
shall
cause
each
of
its
Subsidiaries
to,
maintain,
preserve,
and
keep
its
property,
plant,
and
equipment
in
good
repair,
working
order
and
condition
(ordinary
wear
and
tear
excepted),
and
shall
from
time
to
time
make
such
repairs,
renewals, replacements, additions, and betterments thereto as it deems appropriate in its reasonable business
judgment
so that the
usefulness thereof
shall be
preserved and
maintained, except
to the extent
that, in the
reasonable
business
judgment
of
such
Person,
any
such
Property
is
no
longer
necessary
for
the
proper
conduct of the business
of such Person.
Section 8.3.
Taxes
and Assessment
s.
Each Loan Party shall duly pay and
discharge, and shall cause
each of
its Subsidiaries
to duly
pay and
discharge,
all federal
and material
state, local,
and foreign
Taxes,
rates, assessments, fees, and governmental charges
upon or against it or its Property, in each case before the
same
become
delinquent
and
before
penalties
accrue
thereon,
unless
and
to the
extent
that
the
same
are
being contested in good
faith and by
appropriate proceedings which prevent enforcement of
the matter under
contest and adequat
e
reserves are provided therefor.

Exhibit 10.1
Section 8.4.
Insurance.
Each Loan Party
shall insure and keep
insured, and shall
cause each
of its
Subsidiaries
to
insure
and
keep
insured,
with
good
and
responsible
insurance
companies,
all
insurable
Property owned by it which is
of a character usually insured by Persons similarly situated and operating like
Properties
against
loss or
damage
from such
hazards
and
risks (including
flood
insurance
with respect
to
any
improvements
on real
Property
consisting
of building
or parking
facilities in
an area
designated
by a
governmental body
as having special flood hazards), and in such amounts
and with such deductibles, as are
insured
by Persons
similarly situated
and operating
like Properties.
Each
Loan
Party shall
also maintain,
and
shall
cause
each
of
its Subsidiaries
to
maintain,
insurance
with
respect
to
the
business
of
such
Loan
Party
and
its
Subsidiaries,
covering
commercial
general
liability,
statutory
worker’s
compensation
and
occupational
disease, statutory
structural
work act
liability,
and
business
interruption
and such
other
risks
with good
and responsible
insurance companies,
in such amounts
and on
such terms as
the Administrative
Agent or the Required Lenders shall reasonably request, but
in any event as
and to the extent
usually insured
by
Persons
similarly
situated
and
conducting
similar
businesses.
The
Borrower
shall
deliver
to
the
Administrative
Agent
(a) on
the
Closing
Date
and
at
such
other
times
as
the
Administrative
Agent
shall
reasonably request, certificates evidencing the maintenance of insurance required hereunde
r, (b) prior to the
termination
of
any
such
policies,
certificates
evidencing
the
renewal
thereof,
and
(c) promptly
following
request
by
the
Administrative
Agent,
copies
of
all
insurance
policies
of
the
Loan
Parties
and
their
Subsidiaries.
The Borrower
also agrees
to deliver to
the Administrative
Agent, promptly
as rendered, true
copies of all reports made
in any reporting forms
to insurance companies.
Section 8.5.
Financial Reports
.
The Loan
Parties shall,
and shall
cause each
of their Subsidiaries
to,
maintain
proper
books
of
records
and
accounts
reasonably
necessary
to
prepare
financial
statements
required
to
be
delivered
pursuant
to
this
Section
8.5
in
accordance
with
GAAP
and
shall
furnish
to
the
Administrative Agent
and each Lender:
(a)
as soon as available,
and in any event
no later than 45
days after the last
day of each
fiscal quarter
of each
fiscal
year
of the
Borrower,
a copy
of the
consolidated
balance
sheet
of the
Borrower
and
its Subsidiaries
as of
the last
day of
such fiscal
quarter and
the related
consolidated
statement
of operations,
comprehensive
income (loss),
shareholder’s
equity,
and
cash flows
of the
Borrower and its Subsidiaries for the fiscal quarter and for the fiscal year
-to-date period then ended,
each
in reasonable
detail showing
in comparative
form the
figures
for the
corresponding
date
and
period in
the previous
fiscal year,
prepared
by the
Borrower
in accordance
with GAAP
(subject
to
the absence
of footnote
disclosures
and
year-end
audit adjustments)
and certified
to by
a Financial
Officer of the Borrower;
(b)
as soon as available,
and in any event
no later than 90
days after the last
day of each
fiscal
year
of
the
Borrower,
a
copy
of
the
consolidated
balance
sheet
of
the
Borrower
and
its
Subsidiaries as of the last day of the fiscal year then ended and the related consolidated statement of
operations, comprehensive
income (loss), shareholder’s
equity, and
cash flows of the Borrower and
its Subsidiaries
for the fiscal
year then
ended, and
accompanying
notes thereto,
each in
reasonable
detail showing in comparative form the figures for the previous fiscal year, accompanied
in the case
of the consolidated financial statements by an unqualified opinion of Frost, PLLC or another firm of independent
public
accountants
of
recognized
standing,
selected
by
the
Borrower
and
reasonably
satisfactory to the Administrative Agent, to the effect that the consolidated financial statements have been
prepared
in accordance
with GAAP
and
present
fairly
in
all material
respects
in accordance
with GAAP the consolidated
financial condition of the Borrower and
its Subsidiaries as of the close
of
such
fiscal
year
and
the
results
of
their
operations
for
the
fiscal
year
then
ended
and
that
an
examination
of
such
accounts
in
connection
with
such
financial
statements
has
been
made
in

Exhibit 10.1
accordance with generally accepted
auditing standards and, accordingly,
such examination included
such tests of
the accounting records and such
other auditing procedures as
were considered necessary
in the circumstances;
(c)
promptly after
receipt thereof,
any additional
written reports,
management
letters or
other detailed
information
contained
in writing
concerning
significant aspects
of any
Loan Party’s
or
any
of
its
Subsidiary’s
operations
and
financial
affairs
given
to
it
by
its
independent
public
accountants;
(d)
promptly after the
sending or filing thereof,
copies of each
financial statement, report,
notice
or
proxy
statement
sent
by
any
Loan
Party
or
any
Subsidiary
of
a
Loan
Party
to
its
stockholders
or
other
equity
holders,
and
copies
of
each
regular,
periodic
or
special
report,
registration
statement
or prospectus
(including
all Form
10-K,
Form
10-Q
and
Form 8-K
reports)
filed by any Loan
Party or any Subsidiary
of a Loan Party
with any securities
exchange or the
SEC
or any successor agency;
(e)
promptly
after
receipt
thereof,
a
copy
of
any
financial
audit
report
made
by
any
regulatory agency of the books and records of any Loan Party or any Subsidiary of a
Loan Party that
gives notice
of any noncompliance
with any
applicable
law,
regulation
or guideline
relating to
any
Loan
Party or
any
Subsidiary of
a Loan
Party or
their respective
business which
could reasonably
be expected to have
a Material Adverse Effect;
(f)
as soon as available, and in
any event no later than 90 days after
the end of
each fiscal
year
of
the
Borrower,
a
copy
of
the
projected
consolidated
and
consolidating
revenues
of
the
Borrower
and
its
Subsidiaries
on
a
quarter-by-quarter
basis,
such
projections
to
be
in
reasonable
detail prepared
by the
Borrower and
in form
satisfactory
to the
Administrative
Agent (which
shall
include a summary
of all assumptions made
in preparing such
projections);
(g)
notice of any Change
of Control;
(h)
promptly after knowledge thereof shall
have come to
the attention of
any Responsible
Officer of any Loan Party, written notice of
(i) any threatened or pending
litigation or governmental
or arbitration
proceeding
or labor
controversy
against any
Loan Party
or any
Subsidiary of
a Loan
Party or any of their Property
which, if adversely determined,
could reasonably be expected
to have
a Material
Adverse
Effect
and
would require
disclosure
in a
report to
be filed
with the
SEC under
the Exchange
Act,
(ii) the occurrence
of any Material Adverse
Effect, or (iii)
the occurrence
of any
Default;
(i)
with
each
of
the
financial
statements
delivered
pursuant
to
subsections
(a)
and
(b)
above, a written certificate
in the form attached
hereto as Exhibit E signed
by a Financial Officer
of
the
Borrower
to
the
effect
that
to
the
best
of
such
officer’s
knowledge
and
belief
no
Default
has
occurred
during the
period covered
by such
statements or,
if any such
Default has occurred
during
such
period,
setting forth
a description
of such
Default
and
specifying
the action,
if any,
taken
by
the relevant Loan Party or its Subsidiary to remedy the same.
Such certificate shall also set forth the
calculations supporting
such statements in respect
of Section 8.22
(Financial Covenants);
(j)
Reserved ; and

Exhibit 10.1
(k)
promptly,
from
time
to
time,
such
other
information
regarding
the
operations,
business
affairs
and
financial
condition
of
any
Loan
Party
or
any
Subsidiary
of
a
Loan
Party,
or
compliance with the
terms of any Loan Document,
as the Administrative
Agent or any
Lender may
reasonably request.
Section 8.6.
Inspection;
Field
Audits
.
Each
Loan
Party
shall,
and
shall
cause
each
of
its
Subsidiaries
to,
permit
the
Administrative
Agent
and
each
Lender,
and
each
of
their
duly
authorized
representatives and agents to visit and inspect any of its Property, corporate books,
and financial records, to
examine
and
make
copies
of
its books
of
accounts
and
other
financial
records,
and
to
discuss
its affairs,
finances, and
accounts with,
and to
be advised
as to
the same
by,
its officers,
employees
and independent
public accountants (and by this
provision the Loan Parties hereby authorize such
accountants to discuss with
the
Administrative
Agent
and
such
Lenders
the
finances
and
affairs
of
the
Loan
Parties
and
their
Subsidiaries)
at such
reasonable times
and
intervals as
the Administrative
Agent
or any
such Lender
may
designate
and, so
long
as no
Default exists,
with reasonable
prior notice
to the
Borrower
and
compliance
with
the
Borrower’s
customary
on-site
policies
applicable
to
visitors
(bio-security,
etc.).
The
Borrower
shall pay to the Administrative Agent charges for field audits, inspections and visits to Property, inspections
of corporate books and financial records, examinations and copies of books of accounts and financial record
and other
activities permitted
in this
Section performed
by the
Administrative
Agent or
its agents
or third
party firms, in such amounts as the
Administrative Agent may from time to time
request (the Administrative
Agent
acknowledging
and
agreeing
that
any
internal
charges
for
such
audits
and
inspections
shall
be
computed
in the
same
manner
as it
at the
time customarily
uses
for the
assessment
of charges
for similar
audits); provided, however,
that in the absence of any Default, the Borrower shall not be required to pay the
Administrative Agent
for more than one
(1) such audit per calendar
year.
Section 8.7.
Borrowings
and
Guaranties.
No
Loan
Party
shall,
nor
shall
it
permit
any
of
its
Subsidiaries to, issue, incur,
assume, create or have
outstanding any Indebtedness,
or incur liabilities under
any
Hedging
Agreement,
or
be
or
become
liable
as
endorser,
guarantor,
surety
or
otherwise
for
any
Indebtedness
or
undertaking
of
any
Person,
or
otherwise
agree
to
provide
funds
for
payment
of
the
obligations
of another,
or supply
funds
thereto
or invest
therein
or otherwise
assure
a creditor
of
another
against loss, or apply
for or become
liable to the
issuer of a letter
of credit
which supports
an obligation of
another,
or subordinate
any claim or
demand it may
have to the
claim or demand
of any Person;
provided,
however,
that the foregoing shall not
restrict nor operate to prevent:
(a)
the Obligations, Hedging Liability and Bank Product Obligations
of the Loan Parties
and their Subsidiaries
owing to the Administrative
Agent and the Lenders
(and their Affiliates);
(b)
purchase money indebtedness
and Capitalized Lease Obligations
of the Loan Parties
and
their
Subsidiaries
in
an
amount
not
to
exceed
$50,000,000
in
the
aggregate
at
any
one
time
outstanding;
(c)
obligations
of
the
Loan
Parties
and
their
Subsidiaries
arising
out
of
interest
rate,
foreign
currency,
and
commodity
Hedging
Agreements
entered
into
with
financial
institutions
in
connection
with
bona
fide
hedging
activities
in
the
ordinary
course
of
business
and
not
for
speculative purposes;
(d)
endorsement
of items
for deposit
or collection
of commercial
paper
received in
the
ordinary course of
business;

Exhibit 10.1
(e)
intercompany
advances
from
time
to
time
owing
between
any
of
the
Loan
Parties
and/or
any
of
their
Subsidiaries
in
the
ordinary
course
of
business,
provided
that
the
aggregate
amount of
all such
intercompany
advances made
to Subsidiaries
of a
Loan Party
that are
not Loan
Parties or Subsidiaries
of a Loan
Party that are
not Wholly-owned
Subsidiaries shall
not exceed
an
aggregate amount
of $50,000,000 during any fiscal
year of the Borrower
;
(f)
existing Indebtedness
set forth on Schedule 8.7
hereto;
(g)
Indebtedness owed to any
Person providing workers’ compensation, health,
disability
or
other
employee
benefits
(including
contractual
and
statutory
benefits)
or
property,
casualty,
liability
or
credit
insurance,
pursuant
to
reimbursement
or
indemnification
obligations
to
such
Person, in each case
incurred in the ordinary
course of business;
(h)
Indebtedness
in
respect
of
bids,
trade
contracts
(other
than
for
debt
for
borrowed
money),
leases
(other
than
Capitalized
Lease
Obligations),
statutory
obligations,
surety,
stay,
customs and
appeal bonds,
performance, performance
and completion
and return
of money
bonds,
government
contracts
and
similar
obligations,
in
each
case,
provided
in
the
ordinary
course
of
business;
(i)
Indebtedness
in
respect
of
netting
services,
overdraft
protection
and
similar
arrangements, in each
case, in connection with
cash management
and deposit accounts;
(j)
Indebtedness representing deferred compensation
to directors, officers, employees of
any Loan Party or any
Subsidiary of a Loan
Party incurred in the ordinary
course of business; and
(k)
Indebtedness
consisting
of
the
financing
of
insurance
premiums
in
the
ordinary
course of business;
(l)
Guarantees
by
a
Loan
Party
of
Indebtedness
of
another
Loan
Party
otherwise
permitted under
this Section;
(m)
Indebtedness arising from agreements of a Loan Party or its Subsidiary providing for indemnification,
adjustment
of
purchase
or
acquisition
price
or
similar
obligations,
in
each
case,
incurred or assumed
in connection with a Permitted Acquisition;
(n)
Indebtedness
of
any
Person
that
becomes
a
Subsidiary
after
the
Closing
Date
and
Indebtedness
acquired or
assumed
in connection
with Permitted
Acquisitions,
in an
amount not
to
exceed $100,000,000
in the aggregate at any one time outstanding,
provided
that such Indebtedness
exists at the time the
Person becomes
a Subsidiary or at
the time of such
Permitted Acquisition
and
is not created in contemplation
of or in connection therewith;
(o)
replacements, renewals, re-financings or extensions
of any Indebtedness described in
this
Section
that
(i) does
not
exceed
the
aggregate
principal
amount
(plus
accrued
interest
and
applicable premium and associated fees and expenses) of the Indebtedness being replaced, renewed,
refinanced
or extended,
(ii) does
not have
a
weighted
average
life to
maturity
at
the
time of
such
replacement, renewal, refinancing or extension that is less than the weighted average life to maturity of the Indebtedness
being replaced,
renewed, refinanced
or extended,
and (iii) does
not rank
at the

Exhibit 10.1
time
of
such
replacement,
renewal,
refinancing
or
extension
senior
to
the
Indebtedness
being
replaced, renewed, refinanced
or extended;
(p)
unsecured
indebtedness
of
the
Loan
Parties
and
their
Subsidiaries
not
otherwise
permitted by this Section
in an amount not to exceed
$500,000,000 in the aggregate
at any one time
outstanding; and
(q)
indebtedness
secured
by
Property
of
the
Loan
Parties
and
their
Subsidiaries
in
an
amount not to exceed
$200,000,000 in the aggregate
at any one time outstanding.
Section 8.8.
Liens.
No Loan Party
shall, nor shall
it permit any
of its Subsidiaries
to, create, incur
or permit to exist any Lien of any kind on
any Property owned by any such Person;
provided, however,
that
the foregoing
shall not apply to nor operate
to prevent:
(a)
Liens arising
by statute
in
connection
with worker’s
compensation,
unemployment
insurance, old age
benefits, social security
obligations, Taxes,
assessments,
statutory obligations
or
other similar charges (other than Liens arising under ERISA), good faith cash deposits in connection
with tenders, contracts or leases to which any
Loan Party or any Subsidiary
of a Loan Party
is a party
or other cash deposits
required to be made
in the ordinary course
of business, provided in each
case
that the
obligation
is not
for borrowed
money
and that
the obligation
secured is
not overdue
or,
if
overdue, is being contested
in good faith by
appropriate proceedings
which prevent enforcement
of
the matter under contest
and adequate reserves
have been established
therefor;
(b)
mechanics’,
workmen’s,
materialmen’s,
landlords’,
carriers’
or
other
similar
Liens
arising in the ordinary course
of business with respect to obligations
which are not due or which are
being contested
in good
faith by
appropriate proceedings
which prevent
enforcement
of the matter
under contest;
(c)
judgment
liens
and
judicial
attachment
liens
not
constituting
an
Event
of
Default
under Section 9.1(g) and the pledge of assets for the purpose of securing an appeal, stay or discharge
in the
course
of any
legal proceeding,
provided
that the
aggregate
amount
of such
judgment
liens
and
attachments
and
liabilities
of
the
Loan
Parties
and
their
Subsidiaries
secured
by
a
pledge
of
assets permitted
under this
subsection,
including
interest and
penalties thereon,
if any,
shall not
be
in excess of $50,000,000 at any
one time outstanding;
(d)
Liens
on
equipment
of
any
Loan
Party
or
any
Subsidiary
of
a
Loan
Party
created
solely for the purpose of securing indebtedness permitted by Section 8.7(b), representing or incurred to finance
the purchase
price of
such Property,
provided that
no such
Lien shall
extend
to or cover
other Property of such Loan Party or such Subsidiary other than the respective Property so acquired,
and
the
principal
amount
of
indebtedness
secured
by
any
such
Lien
shall
at
no
time
exceed
the
purchase price of such
Property,
as reduced by repayments
of principal thereon;
(e)
any
interest
or
title
of
a
lessor
under
any
operating
lease,
including
the
filing
of
Uniform
Commercial
Code
financing
statements
solely
as
a precautionary
measure
in
connection
with
operating
leases
entered
into
by
any
Loan
Party
or
any
Subsidiary
of
a
Loan
Party
in
the
ordinary course of
its business;

Exhibit 10.1
(f)
easements,
rights-of-way,
restrictions,
zoning
restrictions
and
other
similar
encumbrances
against
real
property
incurred
in
the
ordinary
course
of
business
which,
in
the
aggregate,
are not
substantial in
amount and
which do
not materially
detract from
the value
of the
Property subject thereto or materially interfere with the
ordinary conduct of the business of
any Loan
Party or any Subsidiary
of a Loan Party;
(g)
bankers’
Liens,
rights
of
setoff
and
other
similar
Liens
(including
under
Section 4-210
of
the
Uniform
Commercial
Code)
in
one
or
more
deposit
accounts
maintained
by
any
Loan
Party or
any
Subsidiary
of a
Loan
Party,
in each
case
granted
in the
ordinary
course
of
business
in favor of
the bank or
banks with
which such
accounts are maintained,
securing amounts
owing to such bank with respect
to cash management and operating
account arrangements, including
those
involving
pooled
accounts
and
netting
arrangements;
provided
that,
unless
such
Liens
are
non-consensual and arise
by operation of law,
in no case shall any such Liens secure (either directly
or indirectly) the repayment
of any Indebtedness;
(h)
Liens on Cash Collateral granted
in favor of the Administrative Agent
in accordance
with the terms hereof;
(i)
non-exclusive
licenses
of
intellectual
property
granted
in
the
ordinary
course
of
business
and
not
interfering
in
any
material
respect
with
the
ordinary
conduct
of
business
of
any
Loan Party or any Subsidiary
of a Loan Party;
(j)
Liens
on
insurance
policies
and
the
proceeds
thereof
securing
the
financing
of
the
premiums with respect
thereto permitted by
Section 8.7(k);
(k)
Liens (i) on cash advances in
favor of the seller
of any Property to
be acquired in a
Permitted Acquisition
to be
applied against
the purchase
price
for such
Property,
or (ii) consisting
of an
agreement
to dispose
of any
Property
in a
disposition
permitted
under Section
8.10, in
each
case,
solely
to
the
extent
such
Acquisition
or
disposition,
as
the
case
may
be,
would
have
been
permitted on the date
of the creation of such
Lien;
(l)
Liens on Property of a Person
existing at the time such
Person is acquired
or merged
with
or
into
or
consolidated
with
any
Loan
Party
or any
Subsidiary
of
a Loan
Party
to
the extent
permitted
hereunder
(and
not
created
in
anticipation
or
contemplation
thereof)
and
securing
Indebtedness permitted under Section 8.7(n); provided
that such Liens do not extend to Property not
subject
to such
Liens at
the time
of acquisition
and
are
no more
favorable
to the
lienholders
than
such existing Lien;
(m)
Liens encumbering
any Property to secure or
support obligations
under or in respect
of interest
rate, foreign
currency,
and commodity
Hedging
Agreements entered
into
with financial
institutions
in connection
with bona
fide hedging
activities in
the ordinary
course
of business
and
not for speculative
purposes;
(n)
other
Liens
existing
on
the
Closing
Date
and
not
otherwise
permitted
above
listed
and identified on
Schedule 8.8;
(o)
contracted
or
statutory
liens
of
landlords
to
the
extent
relating
to
the
property
and
assets
relating
to
any
lease
agreement
with
such
landlord
and
contractual
Liens
of
suppliers

Exhibit 10.1
(including
sellers
of
goods)
or
customers
granted
in
the ordinary
course
of business
to
the
extent
limited to the property or
assets related to such
contract;
(p)
Liens on Property of a
Person for the purpose
of securing indebtedness
permitted by
Section 8.7(q); and
(q)
other Liens not otherwise permitted in subsections (a)-(p) above granted with respect to obligations that do
not in the aggregate exceed
$20,000,000 at any
time outstanding.
Section 8.9.
Investments,
Acquisitions,
Loans
and
Advances
.
No
Loan
Party
shall,
nor
shall
it
permit any
of its
Subsidiaries
to,
directly
or indirectly,
make,
retain or
have
outstanding
any investments
(whether through
purchase of
stock or
obligations or
otherwise) in,
or loans or
advances
to (other
than for
travel advances and other similar cash advances made to employees in the ordinary course of business), any other Person,
or acquire
all or any
substantial part
of the assets
or business of
any other
Person or division
thereof; provided, however,
that the foregoing
shall not apply to nor operate
to prevent:
(a)
Cash Equivalents and
Marketable Securities;
(b)
the Loan Parties’ existing investments in their respective Subsidiaries outstanding on
the Closing Date;
(c)
intercompany
advances
made
from
time
to
time
between
any
Loan
Party
or
Subsidiary
of
any
Loan
Party
and
any
other
Loan
Party
or
Subsidiary
of
any
Loan
Party
in
the
ordinary course of
business, provided
that the aggregate
amount of all such intercompany
advances
made to
Subsidiaries of
a Loan
Party that are
not Loan
Parties or
Subsidiaries
of a Loan
Party that
are not Wholly-owned Subsidiaries shall not exceed
an aggregate amount of
$50,000,000 during any
fiscal year of the Borrower
;
(d)
investments
by any
Loan Party
and its
Subsidiaries in
connection
with interest
rate,
foreign
currency,
and
commodity
Hedging
Agreements
entered
into
with
financial
institutions
in
connection
with
bona
fide
hedging
activities
in
the
ordinary
course
of
business
and
not
for
speculative purposes;
(e)
promissory
notes
and
other
non-cash
consideration
received
in
connection
with
dispositions permitted
by Section 8.10;
(f)
investments
(including
debt obligations
and equity
interests) received
in connection
with
the
bankruptcy
or
reorganization
of
suppliers
and
customers
and
in
settlement
of
delinquent
obligations
of,
and
other
disputes
with,
customers
and
suppliers
arising
in
the
ordinary
course
of
business
and upon
the foreclosure
with respect
to any
secured
investment
or other
transfer
of title
with respect to any secured
investment;
(g)
Permitted Acquisitions;
(h)
purchases of assets in the
ordinary course of
business;
(i)
deposits made
in the ordinary
course of
business to
secure performance
of leases or
other obligations
as permitted by Section
8.8;

Exhibit 10.1
(j)
other
investments
existing
on the
Closing
Date
not
otherwise
permitted
above
and
listed and identified on
Schedule 8.9;
(k)
investments
in
joint
ventures
in
an
amount
not
to
exceed
$50,000,000
at
any
time
outstanding,
provided
that (i) no
Default
exists both
immediately
before
and
after giving
effect
to
such
investment,
and
(ii)
after
giving
pro
forma
effect
to
such
investment,
the
Borrower
and
its
Subsidiaries are in compliance
with Section 8.22;
and
(l)
other
investments,
loans,
and
advances
in addition
to those
otherwise
permitted
by
this Section in an amount
not to exceed
$50,000,000 in the aggregate
at any one time outstanding.
In determining
the amount
of investments,
acquisitions,
loans, and
advances permitted
under this
Section,
investments and acquisitions shall always be taken at the original cost thereof (regardless of any subsequent appreciation or depreciation therein), less any amount
in respect of such investment upon sale, collection or
return (not to exceed the original cost thereof) and loans and advances shall be taken at the principal amount
thereof then remaining
unpaid.
Section 8.10.
Mergers,
Consolidations and Sales
.
No Loan Party shall, nor shall
it permit any of its
Subsidiaries
to,
be
a
party
to
any
merger
or
consolidation
or
amalgamation,
or
sell,
transfer,
lease
or
otherwise dispose of all or any
material part of its Property,
including any disposition
of Property as part of
a sale and leaseback
transaction, or in any
event sell or discount
(with or without
recourse) any
of its notes
or accounts receivable; provided, however,
that this Section shall not apply
to nor operate to prevent:
(a)
the sale or lease of inventory
in the ordinary course
of business;
(b)
the
sale,
transfer,
lease
or
other
disposition
of
Property
of
any
Loan
Party
to
one
another in the ordinary
course of its business;
(c)
the
merger
of
any
Loan
Party
or
any
Subsidiary
of
a
Loan
Party
with
and into
the
Borrower or any other
Loan Party,
provided that, in
the case of any
merger involving
the Borrower
or involving
a Subsidiary of a
Loan Party which
is not a Loan
Party,
the Borrower,
if the Borrower
is
a
party
to
the
merger,
or
a
Loan
Party,
if
the
Borrower
is
not
a
party
to
the
merger,
is
the
corporation surviving
the merger;
(d)
the sale of delinquent notes or
accounts receivable in the
ordinary course of business
for purposes of
collection only (and
not for
the purpose of
any bulk
sale or
securitization transaction);
(e)
the
sale,
transfer
or
other
disposition
of
any
tangible
personal
property
that, in
the
reasonable business
judgment of
the relevant
Loan Party
or its
Subsidiary,
has become
obsolete or
worn out, and which
is disposed of in the ordinary
course of business;
(f)
the
Disposition
of
Property
of
any
Loan
Party
or
any
Subsidiary
of
a
Loan
Party
(including
any Disposition
of Property
as part
of a
sale and
leaseback
transaction) aggregating
for
all Loan
Parties
and
their
Subsidiaries
not
more
than
$100,000,000
during any
fiscal
year
of
the
Borrower, provided
that (i) each
such Disposition
shall be
made for fair
value and
(ii) at least 80%
of the total consideration received at the closing of such Disposition shall consist of cash and at least
80% of the total consideration received after taking into account all final purchase price adjustments

Exhibit 10.1
and/or contingent payments (including working capital adjustment or earn-out provisions) expressly
contemplated
by the transaction documents, when
received shall consist of cash;
and
(g)
the
sale
or
other
Disposition
of
marketable
securities
in
the
ordinary
course
of
business.
Section 8.11.
Maintenance
of Subsidiaries.
No Loan
Party shall assign,
sell or transfer,
nor shall it
permit any
of its
Subsidiaries
to
issue, assign,
sell
or transfer,
any
shares
of capital
stock
or other
equity
interests of a Subsidiary; provided, however,
that the foregoing shall not operate to prevent (a) the issuance, sale,
and
transfer
to
any
person
of
any
shares
of
capital
stock
of
a
Subsidiary
solely
for
the
purpose
of
qualifying,
and
to
the
extent
legally
necessary
to
qualify,
such
person
as
a
director
of
such
Subsidiary,
(b) any
transaction
permitted
by
Section 8.10(c)
above,
and
(c) the
issuance
of
shares
of
the
Borrower’s
capital stock pursuant
to the Borrower’s
KSOP,
or (d) any
Excluded Equity Issuances.
Section 8.12.
Dividends
and Certain
Other Restricted
Payments.
No Loan
Party shall,
nor shall
it
permit
any
of
its
Subsidiaries
to,
(a) declare
or
pay
any
dividends
on
or
make
any
other
distributions
in
respect of any
class or
series of
its capital stock
or other
equity interests (other than
dividends or distributions
payable solely in its capital stock or other equity interests), or (b) directly or indirectly purchase, redeem, or
otherwise acquire or retire
any of its
capital stock or
other equity interests
or any warrants, options,
or similar
instruments
to
acquire
the
same
(collectively
referred
to
herein
as
“Restricted
Payments”
); provided,
however,
that the foregoing shall not
operate to prevent:
(i)
the making of dividends
or distributions by any
Subsidiary to the Borrower;
and
(ii)
other
Restricted
Payments,
provided
that,
both
immediately
before and
after giving
effect to such Restricted
Payment and any
Credit Event in connection
therewith (A) no
Default has
occurred
and
is continuing
and
(B) the
Loan
Parties
are
in
compliance
with
each
of
the
financial
covenants set forth in
Section 8.22 on a pro
forma basis.
Section 8.13.
ERISA.
Each
Loan
Party shall,
and
shall cause
each
of its
Subsidiaries
to,
promptly
pay
and
discharge
all
obligations
and
liabilities
arising
under
ERISA
of
a
character
which
if
unpaid
or
unperformed could
reasonably be expected
to result in the imposition
of a Lien
against any of its
Property,
unless being contested in good faith
by appropriate proceedings which prevents the
enforcement of any Lien
with respect thereto.
Each Loan Party shall, and
shall cause each
of its Subsidiaries to, promptly
notify the
Administrative Agent and each Lender of:
(a) the occurrence of any reportable event (as defined in ERISA)
with respect
to a
Plan, which
individually
or in
the aggregate,
could reasonably
be expected
to result
in a
Material Adverse Effect, (b) receipt of any notice from
the PBGC of its intention to seek termination of any
Plan or
appointment of a
trustee therefor, (c) its intention to
terminate or withdraw from
any Plan,
and (d) the
occurrence of any event with respect
to any Plan which would result in the incurrence by
any Loan Party or
any
Subsidiary
of
a
Loan
Party
of
any
material
liability,
fine
or
penalty,
or
any
material
increase
in
the
contingent liability of any
Loan Party or any Subsidiary of a Loan Party with respect to any post-retirement
Welfare
Plan
benefit,
which
individually
or
in
the aggregate,
could
reasonably
be expected
to
result in
a
Material Adverse Effect.
Section 8.14.
Compliance
with
Laws.
(a) Each
Loan
Party
shall,
and
shall
cause
each
of
its
Subsidiaries to, comply in all
respects with all Legal Requirements applicable to
or pertaining to its
Property
or business operations,
where any such non
-compliance, individually or
in the aggregate,
could reasonably
be expected to have
a Material Adverse Effect or
result in a Lien upon
any of its Property.

Exhibit 10.1
(b)
Without
limiting
Section 8.14(a)
above,
each
Loan
Party
shall,
and
shall
cause
each
of
its
Subsidiaries
to,
at
all
times,
do
the
following
to
the
extent
the
failure
to
do
so,
individually
or
in
the
aggregate,
could
reasonably
be
expected
to
have
a
Material
Adverse
Effect:
(i) comply
in
all
material
respects with,
and maintain
each of the
Premises in compliance
in all material respects
with, all applicable
Environmental
Laws; (ii) require
that each
tenant and
subtenant, if any,
of any
of the Premises
or any
part
thereof comply in all material respects
with all applicable Environmental
Laws; (iii) obtain and
maintain in
full force and effect all material governmental approvals required by any applicable Environmental
Law for
the operation
of their business
and
each of the
Premises; (iv)
cure any
material violation
by it
or at any
of
the
Premises
of
applicable
Environmental
Laws
unless
and
except
to
the
extent
being
contested
in
good
faith by
appropriate proceedings
which prevents
the enforcement
of any Lien with
respect thereto;
(v)
not
manufacture,
use, generate,
transport,
treat, store,
Release,
dispose
or handle
any
Hazardous
Material (or
allow any tenant
or subtenant to
do any of
the foregoing) at
any of the Premises except
in the
ordinary course
of its live animal agricultural bu
siness and in material compliance
with all applicable Environmental Laws;
(vi) within
ten (10)
Business
Days
notify
the Administrative
Agent
in
writing
and
provide
the disclosure
filing made by the Borrower with the SEC of any of
the following in connection with any Loan Party or any
Subsidiary of a Loan Party or any of the Premises
which would be required
to be disclosed in an 8-K or 10-
Q filing with the SEC:
(1) any Environmental
Liability; (2) any Environmental
Claim; or (3) any violation
of
an
Environmental
Law
or
Release,
threatened
Release
or
disposal,
placement
or
land
application
of
a
Hazardous
Material,
product,
or
waste,
including
manure,
that
is
not
in
compliance
with
applicable
Environmental
Laws;
or
(4) any
restriction
on
the
ownership,
occupancy,
use
or
transferability
of
any
Premises arising from or in connection
with any (x) Release, threatened
Release or disposal of a Hazardous
Material, waste
or product,
including
manure,
or (y)
Environmental
Law; (vii) conduct
at its
expense
any
investigation,
study,
sampling,
testing,
abatement,
cleanup,
removal,
remediation
or
other
corrective
or
response action necessary
to remove, remediate, clean up, correct
or abate any material Release, threatened
material Release or material violation
of any applicable Environmental
Law unless and except to the extent
being contested in good
faith by appropriate proceedings
which prevents the enforcement
of any Lien with
respect
thereto,
(viii) abide
by
and
observe
any
restrictions
on
the
use
of
the
Premises
imposed
by
any
Governmental
Authority as
set forth in
a deed
or other
instrument affecting
any Loan
Party’s
or any
of its
Subsidiary’s interest therein unless being contested in good faith by appropriate proceedings which prevents the enforcement
of any Lien with respect
thereto; (ix) promptly
provide or otherwise
make available
to the
Administrative
Agent any
reasonably
requested environmental
record concerning
the Premises
which
any
Loan
Party
or
any
Subsidiary
of
a
Loan
Party
possesses
or
controls
other
than
records
subject
to
work
product
or
attorney-client
or
other
confidentiality
privilege
pursuant
to
applicable
law;
and
(x) perform,
satisfy,
and
implement
any
operation,
maintenance
or
corrective
actions
or
other
requirements
of
any
Governmental Authority
or Environmental
Law,
or included
in any no further
action letter or covenant
not
to sue issued by any Governmental Authority under any Environmental Law unless and except to the extent being contested in good
faith by appropriate proceedings
which prevents the enforcement
of any Lien with
respect thereto.
Section 8.15.
Compliance
with
OFAC
Sanctions
Programs
and
Anti-Corruption
Laws.
(a) Each
Loan Party
shall at
all times
comply in
all material
respects with
the requirements
of all
OFAC
Sanctions
Programs
applicable
to such
Loan
Party and
shall cause
each of
its Subsidiaries
to comply
in all
material
respects with the requirements
of all OFAC
Sanctions Programs applicable
to such Subsidiary.
(b)
Each
Loan
Party
shall
provide
the
Administrative
Agent
and
the
Lenders
any
information
regarding
the Loan
Parties, their
Affiliates,
and
their Subsidiaries
necessary
for the
Administrative
Agent
and the
Lenders to
comply with
all applicable
OFAC
Sanctions
Programs; subject
however,
in the case
of
Affiliates, to such
Loan Party’s
ability to provide
information applicable
to them.

Exhibit 10.1
(c)
If any Loan Party obtains actual knowledge or receives any written notice that any Loan Party, any Subsidiary of
any Loan Party,
or any officer,
director or Affiliate
of any Loan Party or
that any Person
that owns
or controls
any such
Person is
the target
of any
OFAC Sanctions
Programs or
is located,
organized
or
resident
in
a
country
or
territory
that
is, or
whose
government
is, the
subject
of
any
OFAC
Sanctions
Programs (such
occurrence,
an
“OFAC
Event”
), such
Loan
Party shall
promptly (i) give
written notice
to
the Administrative Agent and the Lenders of
such OFAC Event, and (ii) comply in all material respects with all applicable
laws
with
respect
to
such
OFAC
Event
(regardless
of
whether
the
target
Person
is located
within the jurisdiction of the United States of America), including the OFAC
Sanctions Programs, and each
Loan Party hereby
authorizes and
consents to the Administrative
Agent and
the Lenders taking
any and all
steps the
Administrative
Agent
or
the Lenders
deem
necessary,
in their
sole
but reasonable
discretion,
to
avoid violation of all applicable laws with respect to any such OFAC
Event, including the requirements of
the OFAC
Sanctions Programs
(including
the freezing
and/or blocking
of assets
and reporting
such action
to OFAC).
(d)
No Loan Party
will, directly or,
to any Loan
Party’s knowledge, indirectly,
use the proceeds
of
the Revolving Facility
of an Incremental Term Loan (if
any), or lend,
contribute or otherwise make available
such
proceeds
to
any
other
Person,
(i) to
fund
any
activities
or
business
of or
with
any
Person
or
in
any
country or territory,
that, at the time of such
funding, is, or whose
government is, the subject
of any OFAC
Sanctions
Programs,
or
(ii) in
any
other
manner
that
would
result
in
a
violation
of
OFAC
Sanctions
Programs
or
Anti-Corruption
Laws
by
any
Person
(including
any
Person
participating
in
the
Revolving
Facility or any Incremental
Term Loan,
whether as underwriter,
lender, advisor,
investor, or otherwise).
(e)
No Loan
Party will,
nor will
it permit
any
Subsidiary to,
violate
any Anti-Corruption
Law in
any material respect.
(f)
Each Loan Party will maintain in
effect policies and procedures designed
to ensure compliance
by the
Loan Parties, their
Subsidiaries, and
their respective
directors, officers,
employees,
and agents
with
applicable Anti-Corruption
Laws.
Section 8.16.
Burdensome
Contracts With
Affiliates.
No Loan Party shall, nor
shall it permit any of
its
Subsidiaries
to,
enter
into
any
material
contract,
agreement
or
business
arrangement
with
any
of
its
Affiliates
on
terms
and
conditions
which
are
less
favorable
to
such
Loan
Party
or
such
Subsidiary
than
would be
usual and
customary in
similar contracts,
agreements or
business arrangements
between
Persons
not affiliated with each other; provided that the foregoing restriction shall not apply to transactions between or among the Loan
Parties.
Section 8.17.
No Changes in Fiscal
Year.
The fiscal year of
the Borrower and
its Subsidiaries ends
on the Saturday closest to June 1 of each year; and the Borrower shall not, nor shall it
permit any Subsidiary
to, change its fiscal year
from its present basis.
Section 8.18.
Formation
of
Subsidiaries.
Promptly
upon
the
formation
or
acquisition
of
any
Subsidiary, the Loan Parties shall
provide the Administrative Agent and
the Lenders notice thereof (at
which
time
Schedule 6.2
shall
be
deemed
amended
to
include
reference
to
such Subsidiary
).
The
Loan
Parties
shall,
and
shall
cause
their Wholly
-owned
Subsidiaries
that
are
Domestic
Subsidiaries
to,
timely
comply
with
the
requirements
of
Sections 11
and
12
with
respect
to
any
Subsidiary
that
is required
to
become
a
Guarantor hereunder.

Exhibit 10.1
Section 8.19.
Change
in the Nature
of Business.
No Loan
Party shall,
nor shall
it permit
any of
its
Subsidiaries
to, engage
in any
business
or activity
if as
a result
the general
nature
of the
business
of such
Loan Party
or any
of its
Subsidiaries would
be changed
in any
material respect
from the
general
nature of
the business engaged
in by it as of the Closing Date or
an Eligible Line of Business.
Section 8.20.
Use of
Proceeds
.
The
Borrower
shall use
the credit
extended
under
this Agreement
solely for the purposes
set forth in, or otherwise permitted
by, Section
6.4.
Section 8.21.
No Restrictions
.
Except as provided herein or
exist as of
the date hereof, no
Loan Party
shall, nor
shall it permit
any of its
Wholly-owned Subsidiaries
to, directly
or indirectly create
or otherwise
cause or
suffer to
exist or
become
effective
any consensual
encumbrance
or restriction of
any kind
on the
ability of any
Loan Party
or any
Wholly-owned
Subsidiary of
a Loan
Party to:
(a) pay dividends
or make
any other
distribution on
any such
Subsidiary’s
capital stock
or other
equity interests owned
by such Loan
Party or any of its Wholly
-owned Subsidiaries,
(b) pay any indebtedness
owed to any Loan
Party or any of
its Wholly-owned
Subsidiaries, (c) make
loans or
advances to
any Loan
Party or any
of its Wholly
-owned
Subsidiaries, (d) transfer any
of its Property
to any Loan Party or any
of its Wholly
-owned Subsidiaries,
or
(e) guarantee
the
Guaranteed
Obligations
and/or
grant
Liens
on
its assets
to
the
Administrative
Agent
if
required by the
Loan Documents.
Section 8.22.
Financial Covenants
.
(a)
Total
Funded
Debt
to
Capitalization
Ratio
.
As
of
the
last
day
of
each
fiscal
quarter
of
the
Borrower
ending
on
or
after
May
30,
2026,
the
Borrower
shall
not
permit
the
Total
Funded
Debt
to
Capitalization Ratio to be
greater than 50.0%.
(b)
Minimum Tangible
Net Worth
.
The Borrower
shall not
permit Tangible
Net Worth
to be less
than
(i) $1,500,000,000
for the
fiscal quarter
ended
May 30,
2026, plus
(ii) for each
fiscal quarter
ending
thereafter,
50% of
Net Income
for such
fiscal quarter
(if Net
Income
is positive)
less Restricted
Payments
permitted to be made
pursuant to Section 8.12
during such fiscal quarter
.
S
ECTION
9.
E
VENTS OF
D
EFAULT
AND
R
EMEDIES
.
Section 9.1.
Events
of
Default.
Any
one
or
more
of
the
following
shall
constitute
an
“Event
of
Default”
hereunder:
(a)
default for a period
of five (5) days in the payment
when due of all or any part of the
principal of any Loan (whether at the stated maturity thereof or at any other time provided for in this
Agreement)
or of any
Reimbursement
Obligation, or
default for a
period of five
(5) Business
Days
in the
payment
when
due
of any
interest,
fee or
other Obligation
payable hereunder
or under
any
other Loan Document;
(b)
default in the observance or performance of any covenant set forth in Sections 8.1(a),
8.10,
8.12, 8.17, 8.20 or
8.22 of this Agreement;
(c)
default in
the observance or performance of
any other provision hereof
or of
any other
Loan
Document
which
is
not
remedied
within
thirty (30) days
after
the
earlier
of
(i) the
date
on
which
such
failure
shall
first
become
known
to
any
Responsible
Officer
of
any
Loan
Party
or
(ii) written notice thereof
is given to the Borrower
by the Administrative
Agent;

Exhibit 10.1
(d)
any representation or warranty made herein or in any other Loan Document or in any certificate
furnished
to
the
Administrative
Agent
or
the
Lenders
pursuant
hereto
or
thereto
or
in
connection
with
any
transaction
contemplated
hereby
or
thereby
proves
untrue
in
any
material
respect as of the date
of the issuance or
making or deemed making
thereof;
(e)
(i) any event occurs or
condition exists (other than those described
in subsections (a)
through (d) above) which is specified as an event of default under any of the other Loan Documents,
or (ii) any
of the
Loan Documents
shall for any
reason not
be or
shall cease
to be in
full force
and
effect or
is declared
to be null
and void,
or (iii) any
Loan Party
takes any
action for
the purpose
of
terminating, repudiating
or rescinding
any Loan
Document
executed by
it or any
of its
obligations
thereunder;
(f)
default
shall occur
under any
Material Indebtedness
issued,
assumed
or guaranteed
by
any
Loan
Party or
any
Subsidiary
of a
Loan
Party,
or under
any indenture,
agreement
or other
instrument under which the same may be issued, and such default shall continue for a period of time sufficient to
permit the
acceleration
of the maturity
of any
such Material
Indebtedness
(whether or
not such
maturity is
in fact accelerated),
or any
such Material
Indebtedness
shall not
be paid
when
due (whether by
demand, lapse of time, acceleration
or otherwise);
(g)
(i) any judgment
or judgments, writ or writs or warrant or warrants
of attachment, or
any similar process
or processes, shall
be entered or filed
against any
Loan Party or
any Subsidiary
of
a
Loan
Party,
or
against
any
of
their
respective
Property,
in
an
aggregate
amount
for
all
such
Persons in
excess of
$50,000,000 (except
to the extent
covered by
insurance pursuant
to which
the
insurer
has
accepted
liability
therefor
in
writing),
and
which
remains
undischarged,
unvacated,
unbonded
or unstayed
for a
period
of 30
days,
or any
action
shall be
legally
taken
by a
judgment
creditor to attach or levy
upon any
Property of any
Loan Party or any Subsidiary
of a Loan Party
to
enforce any such judgment, or (ii) any Loan Party or any Subsidiary of a
Loan Party shall fail within
thirty (30) days to discharge
one or more
non-monetary
judgments or orders
which, individually
or
in the aggregate, could
reasonably be expected
to have a Material Adverse Effect,
which judgments
or orders,
in any
such case,
are not
stayed on
appeal or
otherwise being
appropriately
contested
in
good faith by
proper proceedings diligently
pursued;
(h)
any Loan
Party or any
Subsidiary of
a Loan
Party,
or any
member of
its Controlled
Group, shall
fail to pay
when due an
amount or
amounts aggregating
for all such
Persons in excess
of $40,000,000 which
it shall have become
liable to pay to the PBGC or
to a Plan under Title
IV of
ERISA; or notice
of intent to
terminate a Plan or
Plans having aggregate Unfunded Vested Liabilities
in excess
of $40,000,000
(collectively,
a
“Material
Plan”
) shall
be filed
under Title
IV of
ERISA
by any Loan Party or any
Subsidiary of a Loan
Party, or any
other member of its Controlled Group,
any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to
cause a trustee to be
appointed to administer any Material
Plan or a
proceeding
shall be
instituted by
a fiduciary
of any Material
Plan against
any Loan
Party
or any
Subsidiary of
a Loan
Party,
or any
member of
its Controlled
Group,
to enforce
Section 515
or 4219(c)(5)
of ERISA and such proceeding
shall not have been dismissed
within ninety (90)
days
thereafter;
or
a
condition
shall
exist
by
reason
of
which
the
PBGC
would
be
entitled
to
obtain
a
decree adjudicating
that any Material Plan must be terminated;
(i)
any Change of Control
shall occur;

Exhibit 10.1
(j)
any Loan Party or any Subsidiary of a Loan Party
shall (i) have entered involuntarily
against it an order
for relief under
the United States
Bankruptcy
Code, as amended
,
(ii)
not pay,
or
admit in writing its inability to pay, its debts generally as they become due, (iii) make an assignment for
the
benefit
of
creditors,
(iv) apply
for,
seek,
consent
to
or
acquiesce
in,
the
appointment
of
a
receiver,
custodian,
trustee, examiner,
liquidator
or similar
official
for it
or
any
substantial part
of
its Property,
(v) institute any
proceeding
seeking to have
entered against
it an order for relief
under
the United
States Bankruptcy
Code, as
amended,
to adjudicate
it insolvent,
or seeking
dissolution,
winding
up, liquidation,
reorganization,
arrangement,
adjustment
or composition
of
it or
its debts
under any law relating
to bankruptcy,
insolvency or reorganization
or relief of debtors or fail to file
an answer or other pleading denying
the material allegations of any such proceeding
filed against it,
(vi) take any
corporate
or similar
action in
furtherance
of any
matter described
in parts (i)
through
(v)
above,
or
(vii) fail
to
contest
in
good
faith
any
appointment
or
proceeding
described
in
Section 9.1(k); or
(k)
a
custodian,
receiver,
trustee,
examiner,
liquidator
or
similar
official
shall
be
appointed for any
Loan Party or any Subsidiary of a Loan
Party, or any
substantial part of any of its
Property, or a proceeding
described in Section 9.1(j)(v) shall be instituted against
any Loan Party or
any Subsidiary
of a Loan
Party,
and such
appointment
continues undischarged
or such
proceeding
continues undismissed
or unstayed for a period
of 60 days.
Section 9.2.
Non-Bankruptcy
Defaults.
When any
Event of Default
(other than
those described
in
subsection (j)
or
(k)
of
Section 9.1
with
respect
to
the
Borrower)
has
occurred
and
is
continuing,
the
Administrative
Agent shall,
by written
notice to
the Borrower:
(a) if
so directed
by the
Required
Lenders,
terminate the remaining
Commitments and all other obligations of
the Lenders hereunder on the date stated
in
such
notice
(which
may
be
the
date
thereof);
(b) if
so
directed
by
the
Required
Lenders,
declare
the
principal of and the accrued interest on all
outstanding Loans to be forthwith due and payable and
thereupon
all outstanding
Loans, including
both principal and
interest thereon,
shall be and
become immediately
due
and
payable
together with
all other
amounts
payable
under the
Loan
Documents
without
further
demand,
presentment,
protest or notice
of any kind;
and (c) if so
directed by
the Required Lenders,
demand that the
Borrower immediately
deliver to the Administrative
Agent Cash
Collateral in an
amount equal
to 105% of
the aggregate
amount of
each
Letter of
Credit
then
outstanding,
and
the Borrower
agrees
to immediately
make such
payment and
acknowledges
and agrees
that the Lenders
would not have
an adequate
remedy at
law for failure by the
Borrower to honor any such demand and that the Administrative Agent, for the benefit
of the
Lenders, shall have the
right to require the
Borrower to specifically perform such undertaking whether
or not any drawings or other demands for payment have
been made under any Letter of Credit.
In addition,
the
Administrative
Agent
may
exercise
on behalf
of
itself, the
Lenders
and
the
L/C Issuer
all rights
and
remedies
available
to
it, the
Lenders
and
the
L/C Issuer
under
the Loan
Documents
or
applicable
law
or
equity when any such Event of
Default has occurred and is
continuing.
The Administrative Agent shall give
notice
to the
Borrower
under Section
9.1(c)
promptly upon
being
requested to
do so
by any
Lender.
The
Administrative
Agent,
after
giving
notice
to
the
Borrower
pursuant
to
Section 9.1(c)
or
this
Section 9.2,
shall also promptly send
a copy of such notice to the other
Lenders, but the failure to do so
shall not impair
or annul the effect
of such notice.
Section 9.3.
Bankruptcy
Defaults
.
When
any
Event of
Default
described
in subsections
(j) or
(k)
of Section 9.1 with respect
to the Borrower has occurred and is continuing, then
all outstanding Loans shall
immediately
become
due and
payable together
with all other
amounts
payable under
the Loan
Documents
without presentment,
demand, protest
or notice of any kind,
the obligation of the
Lenders to extend
further
credit pursuant to
any of the
terms hereof shall
immediately terminate
and the Borrower
shall immediately

Exhibit 10.1
deliver to
the Administrative
Agent Cash
Collateral in
an amount
equal to
105% of
the aggregate
amount
of each Letter of Credit
then outstanding, the Borrower acknowledging and agreeing that the Lenders would not
have
an adequate
remedy
at
law
for
failure
by
the
Borrower
to
honor any
such
demand
and
that
the
Lenders,
and
the
Administrative
Agent
on
their
behalf,
shall
have
the
right
to
require
the
Borrower
to
specifically perform
such undertaking
whether or
not any
draws or
other demands
for payment
have been
made under
any of
the Letters of
Credit.
In addition,
the Administrative
Agent
may exercise
on behalf
of
itself, the Lenders and
the L/C Issuer all
rights and remedies
available to it,
the Lenders
and the L/C Issuer
under the Loan Documents
or applicable law or equity when
any such Event of Default has occurred
and is
continuing.
Section 9.4.
Collateral
for
Undrawn
Letters
of
Credit
.
(a) If
the
prepayment
of
the
amount
available for drawing under any or all outstanding Letters of Credit is required under any of Sections 2.3(b),
2.8(b), Section 2.13,
2.14, 9.2
or 9.3 above,
the Borrower
shall forthwith pay
the amount
required to
be so
prepaid, to be held
by the Administrative
Agent as provided
in subsection (b) below.
(b)
All amounts prepaid pursuant
to subsection (a) above shall
be held by
the Administrative Agent
in one or more separate
collateral accounts (each
such account, and the credit balances,
properties, and any
investments from time to time held therein, and any substitutions for such account, any certificate of deposit
or other instrument evidencing any of the
foregoing and all proceeds of
and earnings on any
of the foregoing
being collectively called the “Collateral Account”
) as
security for, and for
application by the Administrative
Agent
(to
the
extent
available)
to,
the
reimbursement
of
any
payment
under
any
Letter
of
Credit
then
or
thereafter
made
by
the
L/C Issuer,
and
to
the
payment
of
the
unpaid
balance
of
all
other
Guaranteed
Obligations.
The Collateral Account shall be held in the name of and subject to the exclusive dominion and control
of
the
Administrative
Agent
for
the
benefit
of
the
Administrative
Agent,
the
Lenders,
and
the
L/C Issuer.
If and when requested by
the Borrower, the Administrative
Agent shall invest funds held in the
Collateral Account from
time to time in direct
obligations of, or obligations
the principal of and
interest on
which
are unconditionally
guaranteed
by,
the United
States of
America
with
a remaining
maturity
of one
year or less, provided
that the Administrative Agent is irrevocably authorized to sell investments held in the
Collateral Account when
and as required to make payments
out of the Collateral Account for application
to
amounts
due
and
owing
from
the
Borrower
to
the
L/C Issuer,
the
Administrative
Agent
or
the
Lenders.
Subject to
the terms
of Sections 2.13
and 2.14,
if the Borrower
shall have
made payment of
all obligations
referred
to
in
subsection (a)
above
required
under
Section 2.8(b),
at
the
request
of
the
Borrower
the
Administrative Agent shall release to the Borrower amounts held in the Collateral Account so long as at the
time of the release and
after giving effect thereto
no Default exists.
After all Letters of Credit have
expired
or been cancelled
and the expiration or termination
of all Commitments, at the request
of the Borrower, the
Administrative Agent
shall release any remaining
amounts held in the Collateral
Account.
Section 9.5.
Post-Default Collections
.
Anything contained
herein or in the other Loan
Documents
to the contrary notwithstanding (including, without limitation,
Section 2.8(b)), all payments
and collections
received
in respect of the
Obligations and
payments made
under or
in respect of the
Guaranty Agreements
received, in each
instance, by the Administrative
Agent or any of the Lenders after
acceleration or the
final
maturity of
the Obligations
or termination
of the
Commitments as
a result
of an
Event of
Default
shall be
remitted to the Administrative
Agent and distributed
as follows:
(a)
first,
to
the
payment
of
any
outstanding
costs
and
expenses
incurred
by
the
Administrative Agent, and any security trustee therefor, in protecting, preserving or enforcing rights
under the
Loan Documents,
and in any
event including
all costs and
expenses of
a character
which
the Loan Parties have
agreed to pay
the Administrative
Agent under Section
13.4 (such funds
to be

Exhibit 10.1
retained by
the Administrative
Agent for
its own account
unless it has
previously been
reimbursed
for such
costs and
expenses
by the
Lenders, in
which
event
such amounts
shall be
remitted
to the
Lenders to reimburse
them for payments theretofore
made to the Administrative
Agent);
(b)
second,
to
the
payment
of
any
outstanding
interest
and
fees
due
under
the
Loan
Documents to be allocated
pro rata in accordance with the aggregate
unpaid amounts owing to each
holder thereof;
(c)
third, to the payment
of principal on
the Loans, unpaid
Reimbursement
Obligations,
together
with
amounts
to
be
held
by
the
Administrative
Agent
as
collateral
security
for
any
outstanding
L/C Obligations
pursuant
to Section
9.4 (until
the Administrative
Agent
is holding
an
amount
of
cash
equal
to
105%
of
the
then
outstanding
amount
of
all such
L/C Obligations),
and
Hedging
Liability,
the aggregate
amount paid
to, or held
as collateral
security for,
the Lenders
and
L/C Issuer and, in
the case of
Hedging Liability, their Affiliates to be
allocated pro rata in
accordance
with the aggregate
unpaid amounts owing
to each holder thereof;
(d)
fourth,
to
the
payment
of
all
other
unpaid
Guaranteed
Obligations
and
all
other
indebtedness,
obligations,
and
liabilities
of
the
Borrower
and
its
Subsidiaries
under
the
Loan
Documents
(including,
without
limitation,
Bank
Product
Obligations)
to
be
allocated
pro
rata
in
accordance with the
aggregate unpaid amounts
owing to each holder
thereof; and
(e)
finally, to the
Borrower or whoever
else may be lawfully entitled
thereto.
S
ECTION
10.
T
HE
A
DMINISTRATIVE
A
GENT
.
Section 10.1.
Appointment
and
Authority
.
Each
of
the
Lenders
and
the
L/C
Issuers
hereby
irrevocably
appoints BMO Bank
N.A. (formerly
known
as BMO Harris
Bank N.A.)
to act on
its behalf
as
the Administrative Agent hereunder and under the other Loan
Documents and authorizes the Administrative
Agent to take such
actions on its behalf
and to exercise
such powers as
are delegated
to the Administrative
Agent
by the
terms hereof
or thereof,
together
with such
actions
and
powers as
are reasonably
incidental
thereto.
The provisions of this Section 10 are solely
for the benefit of the
Administrative Agent, the Lenders
and
the L/C
Issuers,
and
neither
the Borrower
nor any
other
Loan
Party shall
have
rights as
a third-party
beneficiary of any of such provisions.
It is understood and agreed that the use of the term “agent” herein
or
in any other Loan
Documents (or any
other similar term) with
reference to the
Administrative Agent
is not
intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of
any
applicable
law.
Instead
such
term is
used
as a
matter of
market
custom,
and
is intended
to create
or
reflect only an administrative
relationship between
contracting parties.
Section 10.2.
Rights as
a Lender
.
The Person
serving as
the Administrative
Agent hereunder
shall
have the same
rights and powers in its capacity as
a Lender as any other Lender
and may exercise the
same
as though it were not the Administrative
Agent, and the term “Lender” or “Lenders” shall, unless
otherwise
expressly
indicated
or
unless
the
context
otherwise
requires,
include
the
Person
serving
as
the
Administrative
Agent
hereunder
in
its
individual
capacity.
Such
Person
and
its
Affiliates
may
accept
deposits from, lend
money to, own securities of,
act as the
financial advisor or in any
other advisory capacity
for,
and
generally
engage in
any
kind of
business
with, the
Borrower
or any
Subsidiary
or other
Affiliate
thereof
as
if such
Person
were
not
the
Administrative
Agent
hereunder
and
without
any
duty
to
account
therefor to the Lenders.

Exhibit 10.1
Section 10.3.
Action
by
Administrative
Agent;
Exculpatory
Provisions
.
(a) The
Administrative
Agent shall not have
any duties or obligations
except those expressly
set forth herein and
in the other Loan
Documents,
and its
duties
hereunder
shall be
administrative
in nature.
Without
limiting the
generality
of
the foregoing, the
Administrative Agent
and its Related Parties:
(i)
shall not
be subject
to any fiduciary
or other
implied duties,
regardless of
whether a
Default has occurred
and is continuing;
(ii)
shall not have any duty to take
any discretionary action or exercise any
discretionary
powers, except discretionary
rights and powers expressly contemplated
hereby or by the other Loan
Documents
that
the
Administrative
Agent
is
required
to
exercise
as
directed
in
writing
by
the
Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for
herein
or
in
the
other
Loan
Documents),
provided
that
the
Administrative
Agent
shall
not
be
required
to
take
any
action
that,
in
its
opinion
or
the
opinion
of
its
counsel,
may
expose
the
Administrative
Agent
to
liability
or
that
is
contrary
to
any
Loan
Document
or
applicable
law,
including for the
avoidance of doubt any action
that may be in violation of the automatic
stay under
any Debtor
Relief Law or
that may
effect a
forfeiture, modification
or termination
of property
of a
Defaulting
Lender
in
violation
of
any
Debtor
Relief
Law.
The
Administrative
Agent
shall
in
all
cases
be
fully justified
in
failing
or
refusing
to act
hereunder
or
under
any other
Loan
Document
unless
it first
receives
any
further
assurances
of
its indemnification
from
the
Lenders
that
it may
require,
including
prepayment
of any
related
expenses
and any
other
protection it
requires
against
any and all
costs, expense, and liability
which may be
incurred by it
by reason of
taking or continuing
to take any such
action; and
(iii)
shall not, except as expressly set
forth herein and in the other Loan Documents, have
any
duty
or
responsibility
to
disclose,
and
shall
not
be
liable
for
the
failure
to
disclose,
any
information
relating to
any Loan
Party or
any of
its Affiliates
that is
communicated
to or obtained
by the Person serving
as the Administrative Agent
or any of its Affiliates in
any capacity.
(b)
Neither
the Administrative
Agent
nor any
of its
Related
Parties shall
be liable
for any
action
taken
or not
taken
by the
Administrative
Agent
under
or in
connection
with this
Agreement
or any
other
Loan Document or the
transactions contemplated
hereby or thereby
(i) with the consent
or at the request of
the Required
Lenders (or
such other
number
or percentage
of the
Lenders as
shall be
necessary,
or as
the
Administrative Agent
shall believe in good faith shall be
necessary,
under the circumstances as provided
in
Sections 9.2, 9.3, 9.4, 9.5 and
13.3), or (ii) in the absence of its own gross negligence
or willful misconduct
as determined
by a court
of competent jurisdiction
by final and
nonappealable judgment.
Any such action
taken or failure to act pursuant
to the foregoing shall be
binding on all Lenders.
The Administrative
Agent
shall be
deemed
not to
have
knowledge
of any
Default
unless
and
until notice
describing
such
Default is
given to the Administrative
Agent in writing by the
Borrower, a Lender,
or the L/C Issuer.
(c)
Neither the Administrative Agent nor any of its Related Parties shall be responsible for or have any duty or obligation
to any Lender or L/C Issuer or participant
or any other Person to ascertain
or inquire
into (i) any statement, warranty or representation made in or in connection with this
Agreement or any other
Loan
Document,
(ii) the
contents
of
any
certificate,
report
or
other
document
delivered
hereunder
or
thereunder
or
in
connection
herewith
or
therewith,
(iii) the
performance
or
observance
of
any
of
the
covenants,
agreements
or
other
terms
or
conditions
set
forth
herein
or
therein
or
the
occurrence
of
any
Default,
(iv) the
validity,
enforceability,
effectiveness
or
genuineness
of
this Agreement,
any
other
Loan
Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth

Exhibit 10.1
in
Section 7.1
or
7.2 or
elsewhere
herein,
other
than
to confirm
receipt
of items
expressly
required
to be
delivered to the Administrative
Agent.
Section 10.4.
Reliance by
Administrative Agent
.
The Administrative
Agent shall
be entitled to
rely
upon,
and shall
be fully
protected
in relying
and shall
not incur
any liability
for relying
upon, any
notice,
request,
certificate, communication,
consent,
statement,
instrument,
document
or other
writing (including
any electronic message, Internet
or intranet website
posting or other
distribution) believed by it
to be
genuine
and to
have been
signed, sent
or otherwise
authenticated
by the proper
Person.
The Administrative
Agent
also may rely
upon any statement
made to it orally
or by telephone
and believed by
it to have been
made by
the proper Person, and shall be fully protected in relying and shall not incur any liability for relying thereon.
In determining compliance with
any condition hereunder to
the making of
a Loan, or
the issuance, extension,
renewal or increase of a Letter of Credit, that by
its terms must be fulfilled to the satisfaction of a Lender or an L/C Issuer,
the Administrative Agent
may presume
that such condition
is satisfactory to
such Lender or
L/C Issuer unless
the Administrative
Agent shall have
received notice
to the contrary
from such Lender
or
L/C Issuer
prior to
the making
of such
Loan or
the issuance
of such
Letter
of Credit.
The Administrative
Agent may consult with legal
counsel (who
may be counsel
for the Loan Parties), independent
accountants
and other experts selected
by it, and shall not be liable
for any action
taken or not taken by it in accordance
with the advice of any
such counsel, accountants
or experts.
Section 10.5.
Delegation of Duties
.
The Administrative Agent
may perform any
and all of
its duties
and exercise
its rights and
powers hereunder
or under
any other
Loan Document
by or
through any
one or
more sub-agents appointed by the Administrative Agent.
The Administrative Agent and any
such sub-agent
may
perform
any
and
all
of
its
duties
and
exercise
its
rights
and
powers
by
or
through
their
respective
Related
Parties.
The exculpatory
provisions
of this
Section shall
apply
to
any
such
sub-agent
and
to the
Related
Parties
of
the
Administrative
Agent
and
any
such
sub-agent,
and
shall
apply
to
their
respective
activities in connection
with the syndication
of the Revolving
Facility and
any Incremental
Term
Loans as
well
as
activities
as
Administrative
Agent.
The
Administrative
Agent
shall
not
be
responsible
for
the
negligence
or
misconduct
of
any
sub-agents
except
to
the
extent
that
a
court
of
competent
jurisdiction
determines in a
final and nonappealable judgment that the
Administrative Agent acted with
gross negligence
or willful misconduct in the
selection of such
sub-agents.
Section 10.6.
Resignation
of Administrative
Agent
.
(a) The Administrative
Agent
may at
any
time
give notice
of its
resignation
to the
Lenders, the
L/C Issuers
and
the Borrower.
Upon receipt
of any
such
notice of resignation, the
Required Lenders shall
have the right,
in consultation with
the Borrower, to appoint
a successor, which shall be a bank with an office in the
United States of America, or an Affiliate of any such
bank with an office
in the United
States of America.
If no such
successor shall
have been
so appointed
by
the
Required
Lenders
and
shall
have
accepted
such
appointment
within
thirty (30)
days
after
the
retiring
Administrative Agent
gives notice of its resignation
(or such earlier day
as shall be agreed
by the Required
Lenders) (the
“Resignation Effective
Date”
), then
the retiring
Administrative
Agent may
(but shall
not be
obligated
to),
on
behalf
of
the
Lenders
and
the
L/C
Issuers,
appoint
a
successor
Administrative
Agent
meeting the qualifications set forth above.
Whether or not a successor has been appointed, such resignation shall become effective
in accordance with such
notice on the Resignation
Effective Date.
(b)
With effect from
the Resignation Effective
Date, (i) the retiring Administrative
Agent shall be
discharged
from its duties
and obligations
hereunder
and under the
other Loan
Documents, and
(ii) except
for
any
indemnity
payments
owed
to
the
retiring
or
removed
Administrative
Agent,
all
payments,
communications
and determinations
provided to
be made by,
to or through
the Administrative
Agent shall
instead be made
by or
to each Lender
and L/C
Issuer directly, until such time,
if any, as
the Required Lenders

Exhibit 10.1
appoint
a
successor
Administrative
Agent
as
provided
for
above.
Upon
the acceptance
of
a
successor’s
appointment
as Administrative
Agent hereunder,
such
successor shall
succeed to
and become
vested
with
all of the rights, powers, privileges
and duties of the retiring
Administrative Agent
(other than any rights to
indemnity
payments
or
other
amounts
owed
to
the
retiring
Administrative
Agent),
and
the
retiring
Administrative Agent
shall be discharged from all of its duties and obligations hereunder or under the other
Loan Documents.
The fees payable by the Borrower to a successor Administrative
Agent shall be the same
as those payable to its
predecessor unless otherwise agreed between the Borrower and such successor.
After
the
retiring
Administrative
Agent’s
resignation
hereunder
and
under
the
other
Loan
Documents,
the
provisions
of
this
Section 10
and
Section 13.4
shall
continue
in
effect
for
the
benefit
of
such
retiring
Administrative
Agent, its sub
-agents and their
respective Related
Parties in respect
of any actions
taken or
omitted
to be
taken
by any
of them
while the
retiring Administrative
Agent was
acting
as Administrative
Agent.
Section 10.7.
Non-Reliance
on
Administrative
Agent
and
Other
Lenders
.
Each
Lender
and
L/C
Issuer acknowledges
that it has,
independently
and without
reliance upon
the Administrative
Agent or
any
other Lender or any of their Related
Parties and based on such documents and information
as it has deemed
appropriate,
made its own
credit analysis
and decision
to enter into
this Agreement.
Each Lender
and L/C
Issuer also acknowledges
that it will, independently and without
reliance upon the Administrative
Agent or
any
other Lender
or any
of their
Related
Parties and
based on
such
documents and
information
as it
shall
from time to time deem appropriate, continue to make its own decisions in taking or not taking action under
or
based
upon
this
Agreement,
any
other
Loan
Document
or
any
related
agreement
or
any
document
furnished her
eunder or thereunder.
Upon a Lender’s
written request, the Administrative
Agent agrees to forward
to such Lender,
when
complete, copies
of any field
audit, examination,
or appraisal
report prepared
by or
for the Administrative
Agent with respect to the Borrower or any Loan Party (herein, “Reports”
).
Each Lender hereby agrees that
(a) it has
requested
a
copy
of
each
Report
prepared
by or
on
behalf
of
the Administrative
Agent;
(b) the
Administrative
Agent
(i) makes
no representation
or warranty,
express
or implied,
as to
the completeness
or
accuracy
of
any
Report
or
any
of
the
information
contained
therein
or
any
inaccuracy
or
omission
contained in or
relating to a Report and
(ii) shall not be liable for any
information
contained in any
Report;
(c)
the
Reports
are
not
comprehensive
audits
or
examinations,
and
that
any
Person
performing
any
field
examination
will inspect only
specific information
regarding
the Borrower
and the
other Loan
Parties and
will rely
significantly
upon
the books
and
records
of Borrower
and
the
other
Loan
Parties, as
well
as on
representations
of personnel of the Borrower and
the other Loan Parties, and
that the Administrative Agent
undertakes
no
obligation
to
update,
correct
or
supplement
the
Reports;
(d)
it
will
keep
all
Reports
confidential and
strictly for its internal use, not
share the Report
with any other
Person except as
otherwise
permitted pursuant
to this Agreement;
and (e)
without limiting
the generality
of any
other indemnification
provision
contained
in
this
Agreement,
it
will
pay
and
protect,
and
indemnify,
defend,
and
hold
the
Administrative Agent
and any such other Person
preparing a Report harmless
from and against, the
claims,
actions,
proceedings,
damages,
costs,
expenses,
and
other
amounts
(including
reasonable
attorney
fees)
incurred
by as
the direct
or indirect
result of
any
third parties
who
might obtain
all or
part of
any
Report
through the indemnifying
Lender.
Section 10.8.
L/C Issuer
and
Swingline
Lender.
The L/C Issuer
shall act
on behalf
of the
Lenders
with respect to any Letters of Credit issued by it and the documents associated therewith, and the Swingline
Lender
shall
act
on
behalf
of
the
Lenders
with
respect
to
the
Swingline
Loans
made
hereunder.
The
L/C Issuer and
the Swingline
Lender shall
each have
all of the
benefits and
immunities (i) provided
to the
Administrative
Agent
in
this
Section 10
with
respect
to
any
acts
taken
or
omissions
suffered
by
the

Exhibit 10.1
L/C Issuer
in
connection
with
Letters
of
Credit
issued
by
it
or
proposed
to
be
issued
by
it
and
the
Applications pertaining
to such Letters of Credit
or by the
Swingline Lender in connection
with Swingline
Loans
made
or
to
be
made
hereunder
as
fully
as
if
the
term
“Administrative
Agent”,
as
used
in
this
Section 10,
included
the L/C
Issuer
and
the Swingline
Lender
with
respect
to such
acts or
omissions
and
(ii) as
additionally
provided
in
this
Agreement
with
respect
to
such
L/C Issuer
or
Swingline
Lender,
as
applicable.
Any
resignation
by
the
Person
then
acting
as
Administrative
Agent
pursuant
to
Section 10.6
shall
also
constitute
its resignation
or
the resignation
of
its Affiliate
as
L/C Issuer
and
Swingline
Lender
except as
it may otherwise
agree.
If such
Person then
acting as L/C
Issuer so resigns,
it shall retain
all the
rights,
powers,
privileges
and
duties
of
the
L/C
Issuer
hereunder
with
respect
to
all
Letters
of
Credit
outstanding
as
of
the
effective
date
of
its resignation
as
L/C Issuer
and
all
L/C
Obligations
with
respect
thereto,
including
the
right
to
require
the
Lenders
to
make
Loans
or
fund
risk
participations
in
Reimbursement
Obligations
pursuant
to
Section 2.3.
If
such
Person
then
acting
as
Swingline
Lender
resigns, it
shall retain all
the rights of the
Swingline Lender provided for hereunder with
respect to Swingline
Loans made by
it and outstanding as of
the effective date
of such resignation,
including the right
to require
the
Lenders
to
make
Loans
or
fund
risk
participations
in
outstanding
Swingline
Loans
pursuant
to
Section 2.2(b).
Upon
the
appointment
by
the
Borrower
of
a
successor
L/C
Issuer
or
Swingline
Lender
hereunder (which successor shall in all cases be a
Lender other than a Defaulting
Lender), (i) such successor
shall succeed
to and become
vested with all
of the rights,
powers, privileges
and duties
of the retiring
L/C
Issuer
or Swingline
Lender,
as applicable
(other
than
any
rights to
indemnity
payments
or other
amounts
that
remain
owing
to
the
retiring
L/C
Issuer
or
Swingline
Lender),
and
(ii) the
retiring
L/C
Issuer
and
Swingline Lender shall be
discharged from
all of their respective duties and obligations
hereunder or under
the other Loan Documents other than
with respect to its outstanding Letters of Credit and Swingline
Loans,
and (iii)
upon the request of the resigning
L/C Issuer, the successor
L/C Issuer shall issue letters of credit in
substitution
for
the
Letters
of
Credit,
if
any,
outstanding
at
the
time
of
such
succession
or
make
other
arrangements satisfactory
to the resigning
L/C Issuer to
effectively assume
the obligations
of the resigning
L/C Issuer with respect to
such Letters of Credit.
Section 10.9.
Hedging
Liability and
Bank
Product
Obligations
.
By virtue
of a
Lender’s execution
of this Agreement
or an
assignment
agreement
pursuant to
Section 13.2,
as
the case
may be,
any Affiliate
of such
Lender
with whom
the Borrower
or any
other Loan
Party has
entered
into an
agreement
creating
Hedging
Liability or Bank
Product Obligations
shall be
deemed a
Lender party hereto
for purposes
of any
reference
in
a
Loan
Document
to
the
parties
for
whom
the
Administrative
Agent
is
acting,
it
being
understood
and
agreed
that
the
rights
and
benefits
of
such
Affiliate
under
the
Loan
Documents
consist
exclusively
of such
Affiliate’s
right to
share in
payments
and collections
out of
the Guaranty
Agreements
as more
fully set forth
in Section 9.5.
Without limiting the generality of
the foregoing, (i) each
such Affiliate
of any
Lender that
has entered
into an
agreement
creating Hedging
Liability or
Bank Product
Obligations
shall, for
the avoidance
of doubt,
be deemed
to have
agreed to
the provisions
of Section
10.15 and
(ii) no
such Affiliate of any
Lender shall have
any right to notice of
any action or
to consent
to, direct or object to
any
action
hereunder
or
under
any
other
Loan
Document.
In
connection
with
any
such
distribution
of
payments and collections,
or any request for the release of the Guaranty Agreements
in connection with the
termination of the Commitments
and the payment in full of the Obligations,
the Administrative Agent
shall
be entitled to assume
no amounts are due to any
Lender or its Affiliate with
respect to Hedging
Liability or
Bank Product Obligations unless
such Lender has
notified the Administrative Agent
in writing
of the
amount
of any
such liability owed
to it or its
Affiliate prior
to such
distribution or
payment
or release
of Guaranty
Agreements and Liens.
Section 10.10.
Designation of Additional Agents
.
The Administrative Agent shall
have the continuing
right, for purposes hereof, at any time and from time
to time to designate one or
more of the Lenders (and/or

Exhibit 10.1
its or
their Affiliates)
as “syndication
agents,” “documentation
agents,”
“book runners,”
“lead arrangers,”
“arrangers,” or other designations for purposes hereto, but such designation shall have no substantive effect, and such
Lenders and
their Affiliates
shall have
no additional
powers, duties
or responsibilities
as a result
thereof.
Section 10.11.
Reserved
.
Section 10.12.
Authorization to Release Guaranties.
The Administrative Agent is hereby irrevocably
authorized
by
each
of
the
Lenders,
the
L/C Issuer,
and
their
Affiliates
to
release
any
Subsidiary
from
its
obligations
as a
Guarantor
if such
Person
ceases
to
be a
Subsidiary
as
a result
of
a
transaction
permitted
under the
Loan Documents.
Upon the
Administrative
Agent’s
request, the Required
Lenders will
confirm
in writing
the Administrative
Agent’s
authority
to release
any
Person
from
its obligations
as a
Guarantor
under the Loan
Documents.
Section 10.13.
Authorization of Administrative Agent to File Proofs of Claim.
In case of the
pendency
of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be
due
and
payable
as
herein
expressed
or
by
declaration
or
otherwise
and
irrespective
of
whether
the
Administrative
Agent shall
have made
any demand
on the Borrower)
shall be
entitled and
empowered, by
intervention in such
proceeding or otherwise:
(a)
to file and prove a claim
for the whole amount of the principal and interest owing
and
unpaid in respect of the
Loans, L/C Obligations and
all other Obligations that are owing and
unpaid
and
to file
such
other
documents
as may
be necessary
or advisable
in order
to have
the claims
of
Lenders,
the
L/C
Issuer
and
the
Administrative
Agent
(including
any
claim
for
the
reasonable
compensation,
expenses,
disbursements
and
advances
of
the
Lenders,
the
L/C
Issuer
and
the
Administrative Agent and their respective agents and counsel and all other amounts due the Lenders,
the L/C Issuer
and the
Administrative
Agent under
the Loan
Documents including,
but not
limited
to, Sections 3.1, 4.4, 4.5, and
13.4) allowed in such
judicial proceeding; and
(b)
to
collect
and
receive
any
monies
or
other
property
payable
or
deliverable
on
any
such claims and
to distribute the same;
and
any custodian,
receiver,
assignee,
trustee, liquidator,
sequestrator
or other
similar official
in any
such
judicial
proceeding
is
hereby
authorized
by
each
Lender
and
L/C
Issuer
to
make
such
payments
to
the
Administrative
Agent and,
in the
event that
the Administrative
Agent shall
consent
to the making
of such
payments directly to the Lenders and the L/C Issuer, to pay to the Administrative Agent any amount due for the reasonable
compensation,
expenses,
disbursements
and
advances
of the
Administrative
Agent
and
its
agents
and
counsel,
and
any
other
amounts
due
the
Administrative
Agent
under
Sections 3.1
and
13.4.
Nothing contained
herein shall be deemed
to authorize the Administrative
Agent to authorize
or consent to
or accept or
adopt on behalf
of any Lender
or L/C
Issuer any plan
of reorganization, arrangement, adjustment
or
composition
affecting
the
Obligations
or
the
rights
of
any
Lender
or
L/C
Issuer
or
to
authorize
the
Administrative Agent
to vote in respect of the
claim of any Lender
or L/C Issuer in any
such proceeding.
Section 10.14.
Certain ERISA
Matters.
(a)
Each Lender (x) represents
and warrants, as of
the date
such Person became
a Lender party
hereto, to,
and (y) covenants,
from the
date such Person
became a Lender
party hereto to
the date such Person
ceases being a Lender party
hereto, for the benefit of,
the Administrative
Agent
and its
Affiliates, and
not, for
the avoidance
of doubt,
to or
for the
benefit of
any
Borrower or
any
other Loan Party,
that at least one of
the following is and will be
true:

Exhibit 10.1
(i)
such Lender is
not using “plan
assets” (within the
meaning of Section 3(42) of
ERISA
or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration
of and
performance of
the Loans,
the Letters of
Credit, the
Commitments or
this
Agreement;
(ii)
the transaction exemption
set forth in one or more
PTEs, such as PTE 84
-14 (a class
exemption
for
certain
transactions
determined
by
independent
qualified
professional
asset
managers),
PTE
95-60
(a
class
exemption
for
certain
transactions
involving
insurance
company
general
accounts),
PTE
90-1
(a
class
exemption
for
certain
transactions
involving
insurance
company pooled separate accounts), PTE
91-38 (a class
exemption for certain transactions involving
bank
collective
investment
funds)
or
PTE
96-23
(a
class
exemption
for
certain
transactions
determined
by in-house
asset managers),
is applicable
with respect
to such
Lender’s
entrance
into,
participation
in,
administration
of
and
performance
of
the
Loans,
the
Letters
of
Credit,
the
Commitments and
this Agreement; or
(iii)
(A) such
Lender is
an investment
fund managed
by a “Qualified
Professional Asset
Manager”
(within
the
meaning
of
Part
VI
of
PTE
84-14),
(B)
such
Qualified
Professional
Asset
Manager
made
the
investment
decision
on
behalf
of
such
Lender
to
enter
into,
participate
in,
administer and perform
the Loans, the Letters of
Credit, the Commitments
and this Agreement,
(C)
the
entrance
into,
participation
in,
administration
of
and
performance
of
the Loans,
the
Letters
of
Credit, the Commitments
and this Agreement
satisfies the requirements
of sub-sections (b) through
(g)
of
Part
I
of
PTE
84-14
and
(D)
to
the
best
knowledge
of
such
Lender,
the
requirements
of
subsection
(a)
of
Part
I
of
PTE
84-14
are
satisfied
with
respect
to
such
Lender’s
entrance
into,
participation
in,
administration
of
and
performance
of
the
Loans,
the
Letters
of
Credit,
the
Commitments and
this Agreement; or
(iv)
such
other
representation,
warranty
and
covenant
as
may
be
agreed
in
writing
between the Administrative
Agent, in its sole discretion, and
such Lender.
(b)
In addition, unless either (1) sub-clause
(i) in the immediately preceding clause (a) is true with
respect
to
a
Lender
or
(2)
a
Lender
has
provided
another
representation,
warranty
and
covenant
in
accordance with sub
-clause (iv) in the immediately preceding
clause (a), such Lender further
(x) represents
and warrants, as of the
date such Person became
a Lender party hereto, to, and (y) covenants,
from the date
such Person
became a
Lender party
hereto to
the date
such Person
ceases being
a Lender
party hereto,
for
the
benefit
of,
the
Administrative
Agent
and
not,
for
the avoidance
of
doubt, to
or
for
the benefit
of any
Borrower or any other Loan Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance
into, participation in, administration of and performance
of the Loans, the Letters of Credit, the
Commitments and
this Agreement (including
in connection with the
reservation or exercise of
any rights by
the Administrative Agent under
this Agreement, any Loan Document
or any documents
related hereto or thereto).
Section 10.15.
Recovery
of
Erroneous
Payments
.
Notwithstanding
anything
to
the
contrary
in
this
Agreement,
if at any
time the
Administrative
Agent determines
(in its
sole
and absolute
discretion) that
it
has made a
payment hereunder in
error to any
Lender, L/C Issuer
or other secured
party hereunder, whether
or not
in respect
of an
Obligation due
and owing
by the
Borrowers at
such time,
where such
payment
is a
Rescindable
Amount, then
in any such
event, each
such Person
receiving a Rescindable
Amount severally
agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount received by such
Person in immediately
available funds
in the currency
so received, with interest thereon,
for each day from

Exhibit 10.1
and including
the date
such Rescindable
Amount is
received
by it to
but excluding
the date
of payment
to
the
Administrative
Agent,
at
the
greater
of
the
Federal
Funds
Rate
and
a
rate
determined
by
the
Administrative Agent
in accordance with banking
industry rules on interbank compensation.
Each Lender,
each L/C Issuer and each
other secured
party hereunder
irrevocably waives any
and all defenses, including
any “discharge
for value” (under
which a creditor might
otherwise claim
a right to retain
funds mistakenly
paid by
a third party
in respect
of a
debt owed
by another),
“good
consideration”, “change
of position”
or
similar
defenses
(whether
at
law
or
in
equity)
to
its
obligation
to
return
any
Rescindable
Amount.
The
Administrative Agent shall inform each Lender,
L/C Issuer or other secured party hereunder
that received
a
Rescindable
Amount
promptly
upon
determining
that
any
payment
made
to
such
Person
comprised,
in
whole
or
in
part,
a
Rescindable
Amount.
Each
Person’s
obligations,
agreements
and
waivers
under
this
Section 10.15
shall survive the
resignation or replacement of
the Administrative Agent,
any transfer of
rights
or obligations by, or the replacement of, a Lender or L/C Issuer, the termination of the Commitments and/or the
repayment,
satisfaction
or
discharge
of
all
Obligations
(or
any
portion
thereof)
under
any
Loan
Document.
S
ECTION
11.
T
HE
G
UARANTEES
.
Section 11.1.
The Guarantees
.
To induce the Lenders and
L/C Issuer to
provide the credits described
herein and
in consideration
of benefits
expected to
accrue to
the Borrower
by reason
of the Commitments
and
for
other
good
and
valuable
consideration,
receipt
of
which
is
hereby
acknowledged,
each
Wholly-
owned Subsidiary party hereto (including any Wholly-owned Subsidiary executing an Additional Guarantor
Supplement
in the
form attached
hereto
as Exhibit
F or
such
other
form acceptable
to the
Administrative
Agent) and the Borrower (as to the Obligations,
Hedging Liability and Bank Product Obligations of another
Loan Party)
hereby
unconditionally and
irrevocably guarantees
jointly and
severally to the
Administrative
Agent, the Lenders, and the
L/C Issuer and their Affiliates, the due
and punctual payment of all present and
future Obligations,
Hedging
Liability and
Bank Product
Obligations,
including, but
not limited
to, the due
and
punctual
payment
of principal
of and
interest on
the Loans,
the
Reimbursement
Obligations,
and
the
due and
punctual payment
of all other
Obligations now or
hereafter owed
by the Borrower
under the
Loan
Documents
and the
due
and punctual
payment
of all
Hedging
Liability and
Bank
Product
Obligations,
in
each case as and when
the same shall become
due and payable, whether at stated
maturity,
by acceleration,
or otherwise, according
to the terms hereof and
thereof (including
all interest, costs, fees, and
charges after
the entry of an
order for relief against
the Borrower or
such other obligor
in a case
under the United
States
Bankruptcy Code
or any similar proceeding,
whether or not such
interest, costs, fees and charges
would be
an
allowed
claim
against
the
Borrower
or
any
such
obligor
in
any
such
proceeding)
(collectively,
the
“
Guaranteed
Obligations
”);
provided,
however,
that,
with
respect
to
any
Guarantor,
Hedging
Liability
guaranteed
by
such
Guarantor
shall
exclude
all
Excluded
Swap
Obligations.
In
case
of
failure
by
the
Borrower or other obligor punctually to pay any
Guaranteed Obligations guaranteed hereby,
each Guarantor
hereby
unconditionally
agrees
to make
such payment
or to
cause
such payment
to be
made
punctually
as
and when the same shall become due and payable, whether at stated maturity, by acceleration, or otherwise,
and
as if such payment were made by the Borrower or such obligor. Only direct and indirect Wholly-owned
Subsidiaries of the
Borrower that
are Domestic Subsidiaries
shall be required
to be a Guarantor
and bound
by the guaranty provisions
of this Section 11.
Section 11.2.
Guarantee
Unconditional
.
The
obligations
of
each
Guarantor
under
this
Section 11
shall
be
unconditional
and
absolute
and,
without
limiting
the
generality
of
the
foregoing,
shall
not
be
released, discharged,
or otherwise affected
by:

Exhibit 10.1
(a)
any extension, renewal,
settlement, compromise,
waiver, or release
in respect of any
obligation of any Loan Party or other obligor
or of any other guarantor under this Agreement
or any
other Loan Document
or by operation of law or otherwise;
(b)
any
modification
or
amendment
of
or
supplement
to
this
Agreement
or
any
other
Loan Document or any
agreement relating to Hedging
Liability or Bank Product Obligations;
(c)
any change in the
corporate existence,
structure, or ownership
of, or any insolvency,
bankruptcy,
reorganization,
or other
similar proceeding
affecting,
any Loan
Party or
other obligor,
any
other
guarantor,
or any
of their
respective
assets, or
any
resulting
release
or discharge
of any
obligation
of
any
Loan
Party
or
other
obligor
or
of
any
other
guarantor
contained
in
any
Loan
Document;
(d)
the
existence
of
any
claim,
set-off,
or
other
rights
which
any
Loan
Party
or
other
obligor or any
other guarantor
may have at any time against
the Administrative
Agent, any Lender,
the L/C Issuer or any other
Person, whether or not
arising in connection
herewith;
(e)
any failure
to assert, or
any assertion
of, any claim
or demand or
any exercise of,
or
failure
to
exercise,
any
rights
or
remedies
against
any
Loan
Party
or
other
obligor,
any
other
guarantor,
or any other Person or Property;
(f)
any
application
of
any
sums
by
whomsoever
paid
or
howsoever
realized
to
any
obligation
of any
Loan Party
or other
obligor,
regardless
of what
obligations
of any
Loan
Party or
other obligor remain
unpaid;
(g)
any
invalidity
or
unenforceability
relating
to
or
against
any
Loan
Party
or
other
obligor or
any other guarantor
for any reason
of this Agreement
or of any other
Loan Document
or
any
agreement
relating
to
Hedging
Liability
or
Bank
Product
Obligations
or
any
provision
of
applicable
law or regulation
purporting to
prohibit the payment
by any
Loan Party or
other obligor
or any other guarantor
of the principal of or interest
on any Loan or any
Reimbursement Obligation
or
any
other
amount
payable
under
the
Loan
Documents
or
any
agreement
relating
to
Hedging
Liability or Bank Product
Obligations; or
(h)
any
other
act or
omission
to act
or delay
of any
kind
by the
Administrative
Agent,
any
Lender,
the L/C Issuer,
or any
other
Person
or any
other circumstance
whatsoever
that might,
but for
the provisions
of this subsection,
constitute a legal
or equitable
discharge
of the obligations
of any Guarantor
under this Section 11.
Section 11.3.
Discharge Only upon Payment in Full; Reinstatement in Certain Circumstances
.
Each
Guarantor’s
obligations
under this
Section 11
shall remain
in full
force
and effect
until the
Commitments
are terminated, all Letters of Credit have expired, and the principal of and interest on the Loans and all other
amounts
payable
by
the
Borrower
and
the
other
Loan
Parties
under
this
Agreement
and
all
other
Loan
Documents
and, if then
outstanding
and unpaid,
all Hedging
Liability and
Bank Product
Obligations shall
have
been
paid
in
full.
If
at
any
time
any
payment
of
the
principal
of
or
interest
on
any
Loan
or
any
Reimbursement Obligation or any other
amount payable by any
Loan Party
or other obligor or
any guarantor
under the
Loan Documents
or any agreement
relating to
Hedging Liability
or Bank
Product Obligations
is
rescinded
or must
be otherwise
restored or returned
upon the
insolvency,
bankruptcy,
or reorganization
of
such Loan Party or other
obligor or of any
guarantor, or otherwise,
each Guarantor’s
obligations under this

Exhibit 10.1
Section 11 with respect to
such payment shall be
reinstated at such time
as though such payment had
become
due but had not been
made at such time.
Section 11.4.
Subrogation
.
Each
Guarantor
agrees
it
will
not
exercise
any
rights
which
it
may
acquire
by
way
of
subrogation
by
any
payment
made
hereunder,
or
otherwise,
until
all
the
Guaranteed
Obligations
shall have been paid
in full
subsequent to the termination of
all the Commitments and expiration
of all Letters of Credit.
If any amount shall
be paid to a Guarantor on account of
such subrogation
rights at
any
time prior
to the
later of
(x) the
payment
in full
of the
Guaranteed
Obligations
and
all other
amounts
payable
by
the
Loan
Parties
hereunder
and
the
other
Loan
Documents
and
(y) the
termination
of
the
Commitments
and
expiration
of all
Letters of
Credit, such
amount
shall be
held
in trust
for the
benefit
of
the Administrative Agent,
the Lenders,
and the L/C Issuer
(and their Affiliates)
and shall forthwith be
paid
to the Administrative Agent for the
benefit of the Lenders and
L/C Issuer (and their Affiliates) or be
credited
and applied upon the Guaranteed Obligations, whether
matured or unmatured, in accordance with the terms
of this Agreement.
Section 11.5.
Subordination
.
Each Guarantor (each referred to
herein as a
“Subordinated Creditor” )
hereby
subordinates
the payment
of all
indebtedness,
obligations,
and
liabilities of
the Borrower
or other
Loan
Party
owing
to
such
Subordinated
Creditor,
whether
now
existing
or
hereafter
arising,
to
the
indefeasible
payment
in full
in cash
of all
Guaranteed
Obligations.
During the
existence
of any
Event of
Default,
subject
to
Section 11.4,
any
such
indebtedness,
obligation,
or
liability
of
the
Borrower
or
other
Loan
Party
owing
to
such
Subordinated
Creditor
shall
be
enforced
and
performance
received
by
such
Subordinated
Creditor
as
trustee
for
the
benefit
of
the
holders
of
the
Guaranteed
Obligations
and
the
proceeds
thereof
shall
be
paid
over
to
the
Administrative
Agent
for
application
to
the
Guaranteed
Obligations (whether
or not then due), but without
reducing or affecting
in any manner the liability of such
Guarantor under this Section
11.
Section 11.6.
Waivers
.
Each Guarantor irrevocably waives acceptance
hereof, presentment, demand,
protest, and
any notice
not provided
for herein,
as well
as any
requirement
that at
any
time any
action be
taken by the Administrative Agent, any Lender, the
L/C Issuer, or any other
Person against the Borrower or
any other Loan
Party or other obligor,
another guarantor,
or any other Person.
Section 11.7.
Limit on Recovery
.
Notwithstanding
any other provision
hereof, the right of recovery
against
each
Guarantor
under
this
Section 11
shall
not
exceed
$1.00
less
than
the
lowest
amount
which
would
render
such
Guarantor’s
obligations
under
this
Section 11
void
or
voidable
under
applicable
law,
including, without limitation,
fraudulent conveyance
law.
Section 11.8.
Stay
of Acceleration
.
If acceleration
of the
time for
payment of
any amount
payable
by the
Borrower or
other Loan
Party or other
obligor under
this Agreement
or any
other Loan
Document,
or
under
any
agreement
relating
to
Hedging
Liability
or
Bank
Product
Obligations,
is
stayed
upon
the
insolvency,
bankruptcy
or
reorganization
of
the
Borrower
or
such
other
Loan
Party
or
obligor,
all
such
amounts otherwise subject
to acceleration under the terms
of this Agreement or the other Loan
Documents,
or
under
any
agreement
relating
to
Hedging
Liability
or
Bank
Product
Obligations,
shall
nonetheless
be
payable by the Guarantors hereunder forthwith on demand by the Administrative Agent made at the request or otherwise with the consent
of the Required Lenders.
Section 11.9.
Benefit
to
Guarantors
.
The
Loan
Parties
are
engaged
in
related
businesses
and
integrated
to such
an extent
that the
financial
strength
and
flexibility of
the Borrower
and
the other
Loan
Parties has a direct impact on
the success of each
other Loan Party.
Each Guarantor
will derive substantial

Exhibit 10.1
direct and
indirect benefit
from the
extensions
of credit
hereunder,
and each
Guarantor
acknowledges
that
this guarantee is necessary
or convenient to the conduct,
promotion and attainment
of its business.
Section 11.10.
Keepwell
.
Each
Qualified
ECP
Guarantor
hereby
jointly
and
severally
absolutely,
unconditionally
and irrevocably
undertakes
to provide
such funds or
other support
as may be
needed from
time to time by each other
Loan Party to honor
all of its obligations under this Guaranty
in respect of Swap
Obligations (provided,
however,
that each Qualified
ECP Guarantor shall
only be liable
under this Section
for
the
maximum
amount
of
such
liability
that
can
be
hereby
incurred
without
rendering
its
obligations
under
this Section,
or otherwise
under this
Guaranty,
voidable under
applicable
law relating
to fraudulent
conveyance or fraudulent
transfer, and not for any greater
amount).
The obligations of each Qualified ECP
Guarantor
under
this
Section
shall
remain
in
full
force
and
effect
until
discharged
in
accordance
with
Section 11.3.
Each Qualified
ECP Guarantor
intends that
this Section
constitute, and
this Section
shall be
deemed to constitute, a “keepwell, support,
or other agreement” for the benefit of each
other Loan Party for
all purposes of Section
1a(18)(A)(v)(II) of the
Commodity Exchange
Act.
S
ECTION
12.
D
EPOSITORY
B
ANK
; F
URTHER
A
SSURANCES
.
Section 12.1.
Reserved
.
Section 12.2.
Depository Banks
.
Each Loan Party shall
maintain with the
Administrative
Agent (or
one
of
its Affiliates)
as
its primary
depository
bank,
including
for
its principal
operating,
administrative,
cash management,
lockbox arrangements,
collection activity,
and other deposit accounts
for the conduct
of
its business.
Section 12.3.
Further Assurances
.
Each Loan Party
agrees that
in the event
such Loan
Party forms
or
acquires
any
other
Subsidiary
after
the
date
hereof,
except
as
otherwise
provided
in
the
definition
of
Guarantor,
the Loan Parties shall promptly
upon such formation or
acquisition cause such newly formed
or
acquired
Subsidiary
to
execute
a
Guaranty
Agreement
and
the
Loan
Parties
shall
also
deliver
to
the
Administrative
Agent,
or cause
such Subsidiary
to deliver
to the
Administrative
Agent,
at the
Borrower’s
cost and expense,
such other instruments,
documents, certificates,
and opinions
reasonably required
by the
Administrative Agent
in connection
therewith.
S
ECTION
13.
M
ISCELLANEOUS
.
Section 13.1.
Notices
.
(a)
Notices Generally.
Except in
the case of
notices and other communications expressly
permitted
to
be
given
by
telephone
(and
except
as
provided
in
subsection (b)
below),
all
notices
and
other
communications provided
for herein shall be in writing
and shall be delivered
by hand or overnight
courier
services or mailed by
certified or registered mail
as follows:
(i)
if to the
Borrower or
any other
Loan Party,
to it at
1052 Highland
Colony Parkway,
Suite 200,
Ridgeland,
MS 39157
,
Attention
of
Max Bowman
,
Vice
President
and
Chief Financial
Officer; Telephone
No. (601)
718-4238
with a copy
to the same
address
to the
attention of
Robert
Holladay,
General Counsel; Telephone
No. (601) 948-6813;
(ii)
if
to
the
Administrative
Agent
or
to
BMO
Bank
N.A.
(formerly
known
as
BMO
Harris Bank N.A.) in
its capacity as L/C
Issuer, to BMO Bank N.A. (formerly known as
BMO Harris

Exhibit 10.1
Bank
N.A.) at
111
West
Monroe
Street, Chicago,
Illinois
60603,
Attention of
David J.
Bechstein;
Telephone
No. (312) 461-5174);
(iii)
if to a Lender, to
it at its address set forth in
its Administrative Questionnaire.
Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to
have
been
given
when
received.
Notices
delivered
through
electronic
communications,
to
the
extent
provided in subsection
(b) below,
shall be effective
as provided in said subsection
(b).
(b)
Electronic
Communications.
Notices
and
other
communications
to the
Lenders
and
the L/C
Issuers hereunder may be
delivered or furnished by
electronic communication (including e-mail and Internet
or
intranet
websites)
pursuant
to
procedures
approved
by
the
Administrative
Agent,
provided
that
the
foregoing shall not apply to notices to any Lender or L/C Issuer pursuant to Sections 2.2, 2.3 and 2.6 if such
Lender or
L/C Issuer,
as applicable,
has notified
the Administrative
Agent that
it is incapable
of receiving
notices under such Sections by electronic communication.
The Administrative Agent or the Borrower may,
in
its
discretion,
agree
to
accept
notices
and
other
communications
to
it
hereunder
by
electronic
communications pursuant
to procedures
approved by it;
provided that approval of such procedures may be
limited to particular notices
or communications.
Unless the Administrative
Agent otherwise prescribes,
(i) notices and other communications
sent to
an
e-mail
address
shall
be
deemed
received
upon
the
sender’s
receipt
of
an
acknowledgement
from
the
intended
recipient (such
as by
the “return
receipt
requested”
function, as
available,
return
e-mail
or other
written acknowledgement), and (ii) notices or
communications posted to an Internet or
intranet website shall
be deemed received upon
the deemed receipt by the intended
recipient, at its e-mail address
as described in
the foregoing
clause (i), of
notification
that such
notice or
communication
is available
and identifying
the
website
address
therefor;
provided
that,
for
both
clauses
(i) and
(ii) above,
if such
notice,
email
or
other
communication is not
sent during the normal business hours of the
recipient, such notice or communication
shall be deemed
to have been sent at the opening
of business on the next bus
iness day for the recipient.
(c)
Change of
Address, etc.
Any party
hereto may
change its
address or
facsimile number
for
notices and other
communications hereunder
by notice to the other parties
hereto.
(d)
Platform.
(i) Each
Loan
Party
agrees
that
the
Administrative
Agent
may,
but
shall
not
be
obligated
to,
make
the
Communications
(as
defined
below)
available
to
the
L/C
Issuers
and
the
other
Lenders
by posting
the
Communications
on
Debt Domain,
Intralinks,
Syndtrak
or
a
substantially
similar
electronic transmission
system (the
“Platform” ).
(ii)
The Platform
is provided
“as is”
and “as
available.”
The Agent
Parties (as
defined
below)
do
not
warrant
the
adequacy
of
the
Platform
and
expressly
disclaim
liability
for
errors
or
omissions in the
Communications.
No warranty of
any kind, express,
implied or statutory, including,
without
limitation,
any
warranty
of
merchantability,
fitness
for
a
particular
purpose,
non-infringement of third-party rights or freedom from viruses or other code defects, is made by any
Agent
Party
in
connection
with
the
Communications
or
the
Platform.
In
no
event
shall
the
Administrative
Agent
or
any
of
its
Related
Parties
(collectively,
the
“Agent
Parties”
)
have
any
liability
to
the
Borrower
or
the
other
Loan
Parties,
any
Lender
or
any
other
Person
or
entity
for
damages
of
any
kind,
including,
without
limitation,
direct
or
indirect,
special,
incidental
or
consequential damages,
losses or expenses (whether in tort, contract
or otherwise) arising out of the
Borrower’s,
any
Loan
Party’s
or
the
Administrative
Agent’s
transmission
of
communications

Exhibit 10.1
through
the
Platform,
except
to
the
extent
that
such
losses,
claims,
damages
and
liabilities
or
expenses are determined
by a court of competent jurisdiction
by final and non-appealable
judgment
to
have
resulted
from
the
gross
negligence
or
willful
misconduct
of
the
Agent
Parties.
“Communications”
means,
collectively,
any
notice,
demand,
communication,
information,
document
or
other
material
provided
by
or
on
behalf
of
any
Loan
Party
pursuant
to
any
Loan
Document or the transactions contemplated therein which is distributed to the Administrative Agent,
any
Lender
or
any
L/C
Issuer
by
means
of
electronic
communications
pursuant
to
this
Section,
including through
the Platform.
(e)
Private Side
Designation
.
Each public
Lender agrees
to cause at least
one individual
at or on
behalf of such public Lender to all times
have selected the “Private Side Information”
or similar designation
on the
content declaration
screen of
the Platform
in order
to enable
such public
Lender
or its
delegate,
in
accordance with such
public Lender’s
compliance procedures
and applicable laws, including
United States
Federal and state securities applicable laws, to make reference to Borrower or any Loan Party materials that are not made available
through the “Public
Side Information” portion
of the Platform and that may
contain
material
non-public
information
with
respect
to
the
Borrower
or
any
Loan
Party
or
their
securities
for
purposes of United States Federal
or state securities applicable
laws.
Section 13.2.
Successors and
Assigns
.
(a)
Successors
and
Assigns
Generally.
The provisions
of this
Agreement
shall
be binding
upon
and inure
to the benefit
of the parties
hereto and
their respective
successors
and assigns
permitted hereby,
except that neither the Borrower
nor any other Loan Party may assign or otherwise transfer
any of its rights
or obligations
hereunder
without
the prior
written
consent
of the
Administrative
Agent
and
each
Lender,
and
no Lender
may
assign or
otherwise
transfer
any of
its rights
or obligations
hereunder
except (i)
to an
assignee
in accordance
with the
provisions
of paragraph
(b) of this
Section, (ii) by
way of
participation
in
accordance
with the provisions
of paragraph
(d) of this
Section, or (iii) by
way of
pledge or
assignment of
a
security
interest
subject
to
the
restrictions
of
paragraph (e)
of
this
Section
(and
any
other
attempted
assignment or transfer by any party hereto shall be null and void).
Nothing in this Agreement, expressed
or
implied,
shall
be
construed
to
confer
upon
any
Person
(other
than
the
parties
hereto,
their
respective
successors and assigns permitted hereby,
Participants to the extent provided in paragraph
(d) of this Section
and, to
the extent
expressly
contemplated
hereby,
the Related
Parties of
each
of the Administrative
Agent
and the Lenders)
any legal or equitable
right, remedy or claim under
or by reason of this Agreement.
(b)
Assignments by Lenders.
Any Lender may at any time assign to one or
more assignees all or a
portion
of its
rights and
obligations
under
this Agreement
(including
all or
a portion
of its
Commitments
and
the Loans
at the
time owing
to it);
provided
that (in
each
case
with respect
to any
Facility) any
such
assignment shall be
subject to the following
conditions:
(i)
Minimum Amounts.
(A) in the case of an assignment
of the entire remaining amount
of
the
assigning
Lender’s
Commitments
and
the Loans
at
the
time
owing
to it
(in
each
case
with
respect
to any
Facility) or
in the
case of
an assignment
to a
Lender or
an Affiliate
of a
Lender,
no
minimum amount
need be assigned; and
(B)
in any case not described in
paragraph (b)(i)(A) of this Section, the aggregate amount
of the
relevant
Commitment (which
for this
purpose
includes Loans
outstanding
thereunder) or,
if
the applicable
Commitment is
not then
in effect,
the principal
outstanding
balance of
the Loans
of
the assigning Lender subject to each such assignment (determined as of the date the Assignment and

Exhibit 10.1
Assumption
with respect to
such assignment
is delivered to
the Administrative
Agent or,
if
“Trade
Date”
is specified
in the
Assignment
and Assumption,
as of the
Trade
Date) shall
not be
less than
$5,000,000,
unless
each
of
the
Administrative
Agent
and,
so
long
as
no
Event
of
Default
has
occurred
and
is
continuing,
the
Borrower
otherwise
consents
(each
such
consent
not
to
be
unreasonably
withheld or delayed).
(ii)
Proportionate
Amounts.
Each partial assignment
shall be made as
an assignment
of
a proportionate
part of all
the assigning
Lender’s
rights and obligations
under this Agreement
with
respect to the Loan or
the Commitment assigned.
(iii)
Required
Consents.
No consent
shall be
required
for any
assignment
except to
the
extent required
by paragraph (b)(i)(B) of this
Section and, in addition:
(A)
the consent of the Borrower (such consent not to be unreasonably withheld or delayed)
shall be
required
unless (x)
an Event
of Default
has occurred
and is
continuing
at
the time of such
assignment, or (y) such assignment is
to a Lender or
an Affiliate of a Lender;
provided
that the Borrower shall be deemed to
have consented to any such assignment unless
it shall object thereto by
written notice to the Administrative Agent
within ten (10) Business
Days after having
received notice thereof;
(B)
the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for
assignments in respect of (i)
the Revolving Facility
if such
assignment
is to
a Person
that is
not a
Lender with
a Commitment
in respect
of the
Revolving
Facility or
an Affiliate
of such
Lender,
or (ii) any
Incremental
Term
Loans
to a
Person who is not a Lender
or an Affiliate of a
Lender;
and
(C)
the consent of each L/C Issuer and
Swingline Lender shall be required for any
assignment in respect
of the Revolving Facility.
(iv)
Assignment
and
Assumption.
The
parties
to
each
assignment
shall
execute
and
deliver to the Administrative Agent
an Assignment and Assumption, together with a processing
and
recordation
fee of $3,500;
provided
that the Administrative
Agent may,
in its
sole discretion,
elect
to waive
such
processing
and recordation
fee in
the case
of any
assignment
.
The assignee,
if it
is
not a Lender,
shall deliver to the Administrative
Agent an Administrative
Questionnaire.
(v)
No
Assignment
to
Certain
Persons.
No
such
assignment
shall
be
made
to
(A) the
Borrower
or
any
other
Loan
Party
or
any
Loan
Party’s
Affiliates
or
Subsidiaries
or
(B) to
any
Defaulting Lender or
any of its
Subsidiaries, or any Person
who, upon becoming a
Lender hereunder,
would constitute an
y
of the foregoing Persons
described in this clause
(B).
(vi)
No Assignment
to Natural
Persons.
No such
assignment
shall be
made
to a
natural
Person (or a holding company, investment vehicle or trust for or owned and operated for the primary
benefit of a natural person)
(herein any of the foregoing
is a “natural Person”).
(vii)
Certain
Additional
Payments.
In
connection
with
any
assignment
of
rights
and
obligations
of any
Defaulting
Lender
hereunder,
no such
assignment
shall be
effective
unless
and
until, in addition
to the
other conditions
thereto set
forth herein,
the parties
to the assignment
shall
make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon

Exhibit 10.1
distribution
thereof
as appropriate
(which
may
be
outright
payment,
purchases
by
the assignee
of
participations
or
subparticipations,
or
other
compensating
actions,
including
funding,
with
the
consent
of
the
Borrower
and
the
Administrative
Agent,
the
applicable
pro
rata
share
of
Loans
previously
requested
but
not
funded
by
the
Defaulting
Lender,
to
each
of
which
the
applicable
assignee and assignor hereby
irrevocably consent), to
(x) pay and satisfy in
full
all payment liabilities
then owed
by such
Defaulting
Lender to
the Administrative
Agent, each
L/C Issuer,
the Swingline
Lender
and each
other
Lender
hereunder
(and interest
accrued
thereon), and
(y) acquire
(and fund
as appropriate) its
full pro
rata share of
all Loans
and participations in Letters
of Credit
and Swingline
Loans in accordance with its Revolver
Percentage.
Notwithstanding the foregoing, in the event that
any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable law
without compliance with the
provisions of this paragraph, then
the assignee of
such interest shall be deemed to be
a Defaulting Lender for all purposes of this
Agreement until such
compliance occurs.
Subject to
acceptance
and recording
thereof by
the Administrative
Agent pursuant
to paragraph
(c) of this
Section,
from
and
after
the
effective
date
specified
in
each
Assignment
and
Assumption,
the
assignee
thereunder shall be a party to
this Agreement and, to the extent of the interest assigned
by such Assignment
and Assumption, have the
rights and obligations of
a Lender under
this Agreement,
and the assigning Lender
thereunder
shall,
to
the
extent
of
the
interest
assigned
by
such
Assignment
and
Assumption,
be
released
from its obligations
under this Agreement
(and, in the case
of an Assignment
and Assumption
covering all
of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but
shall continue
to be
entitled
to the
benefits of
Sections 13.4
and 13.6
with respect
to facts
and
circumstances
occurring
prior to
the effective
date
of such
assignment;
provided
that except
to the
extent
otherwise expressly
agreed by the
affected parties,
no assignment
by a
Defaulting Lender
will constitute
a
waiver or
release of any
claim of any
party hereunder arising
from that
Lender’s having
been a Defaulting
Lender.
Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply
with this
paragraph
shall be
treated
for purposes
of this
Agreement as
a sale
by such
Lender
of a
participation in such
rights and obligations in
accordance with
paragraph (d) of this Section.
(c)
Register.
The Administrative Agent, acting solely for this
purpose as an agent of
the Borrower,
shall maintain at one of its
offices in Chicago, Illinois
a copy of each Assignment and Assumption delivered
to it and a register for the
recordation of the
names and addresses
of the Lenders, and
the Commitments of,
and principal amounts (and
stated interest) of the Loans owing to, each Lender pursuant to the terms hereof
from time
to time
(the
“Register”
).
The entries
in the
Register shall
be conclusive
absent manifest
error,
and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is
recorded
in the Register pursuant
to the terms hereof
as a Lender hereunder
for all purposes
of this Agreement.
The
Register shall be available
for inspection by the Borrower and any Lender,
at any reasonable time and from
time to time upon reasonable
prior notice.
(d)
Participations.
Any Lender may at any time,
without the consent of, or
notice to, the Borrower
or the Administrative
Agent, sell participations
to any Person
(other than
a natural Person
or the Borrower
or any other Loan Party or any
Loan Party’s Affiliates or
Subsidiaries or any other
Person prohibited under
Section
13.2
(b)(v)
(each,
a
“Participant”
) in
all or
a
portion
of
such
Lender’s
rights
and/or
obligations
under this Agreement (including all or a
portion of its Commitments and/or the Loans owing to it);
provided
that
(i) such
Lender’s
obligations
under
this
Agreement
shall
remain
unchanged,
(ii) such
Lender
shall
remain
solely
responsible
to the
other
parties
hereto
for the
performance
of such
obligations,
and (iii) the
Borrower, the
Administrative
Agent, the L/C
Issuers and Lenders
shall continue
to deal solely and
directly
with such
Lender
in connection
with such
Lender’s
rights and
obligations under
this Agreement.
For the

Exhibit 10.1
avoidance
of doubt, each
Lender shall be
responsible for
the indemnity
under Section 13.4(c)
with respect
to any payments made
by such Lender to its Participant(s).
Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that
such
Lender
shall
retain
the
sole
right
to
enforce
this
Agreement
and
to
approve
any
amendment,
modification or waiver of any provision of
this Agreement;
provided that such agreement or instrument may
provide
that
such
Lender
will
not,
without
the
consent
of
the
Participant,
agree
to
any
amendment,
modification
or
waiver
described
in
Section 13.3
that
expressly
relate
to
amendments
requiring
the
unanimous
consent
of
the
Lenders
in
the
Revolving
Facility
in
which
such
Participant
participates.
The
Borrower agrees
that each Participant
shall be
entitled to
the benefits of
Sections 4.1,
4.4, and
4.5 (subject
to
the
requirements
and
limitations
therein,
including
the
requirements
under
Section 4.1(g)
(it
being
understood
that
the
documentation
required
under
Section 4.1(g)
shall
be
delivered
to
the
participating
Lender)) to
the same
extent as
if it
were a
Lender and
had acquired
its interest
by assignment
pursuant
to
paragraph (b)
of this
Section;
provided
that such
Participant
(A)
agrees
to
be subject
to the
provisions
of
Sections 2.12
and
4.7
as
if
it
were
an
assignee
under
paragraph (b)
of
this
Section;
and
(B)
shall
not
be
entitled to receive any
greater payment
under Sections
4.1
or 4.4, with respect
to any participation,
than its
participating Lender
would have been
entitled to receive, except
to the extent such
entitlement to receive
a
greater
payment
results
from
a
Change
in
Law
that
occurs
after
the
Participant
acquired
the
applicable
participation.
Each
Lender that
sells a
participation
agrees, at
the Borrower’s
request and
expense,
to use
reasonable efforts
to cooperate
with the Borrower
to effectuate
the provisions of
Section 2.12
with respect
to any
Participant.
To
the extent permitted
by law,
each Participant
also shall be entitled
to the benefits
of
Section 13.6 (Right of Setoff) as though it were a
Lender; provided that such
Participant agrees to be subject
to
Section 13.7
(Sharing
of
Payments
by
Lenders)
as
though
it were
a
Lender.
Each
Lender
that
sells
a
participation shall, acting
solely for this
purpose as an
agent of the
Borrower, maintain
a register on which
it enters
the name
and
address
of each
Participant
and
the principal
amounts (and
stated interest)
of each
Participant’s
interest
in
the
Loans
or
other
obligations
under
the
Loan
Documents
(the
“Participant
Register” ); provided
that no Lender shall
have any obligation to disclose all
or any portion of
the Participant
Register (including
the identity
of any
Participant
or any
information
relating
to a
Participant’s
interest in
any commitments,
loans, letters of
credit or its other
obligations under
any Loan
Document) to any
Person
except to the extent that such disclosure is necessary to
establish that such commitment, loan, letter of credit
or other
obligation is in
registered form under Section 5f.103-1(c) of the
United States
Treasury Regulations.
The entries in the Participant Register
shall be conclusive absent manifest error,
and such Lender shall treat
each
Person
whose name
is recorded
in the
Participant
Register as
the owner
of such
participation
for all
purposes
of
this
Agreement
notwithstanding
any
notice
to
the
contrary.
For
the
avoidance
of
doubt,
the
Administrative Agent
(in its capacity as Administrative
Agent) shall have no responsibility
for maintaining
a Participant Register.
(e)
Certain Pledges.
Any Lender may at any time pledge or assign a security
interest in all or any
portion
of
its rights
under
this
Agreement
to
secure
obligations
of
such
Lender,
including
any
pledge
or
assignment
to secure
obligations
to a
Federal
Reserve
Bank;
provided
that no
such
pledge
or assignment
shall release
such Lender
from any
of its obligations
hereunder
or substitute
any such
pledgee or
assignee
for such Lender
as a party hereto.
Section 13.3.
Amendments.
Any provision
of this Agreement
or the other Loan
Documents may be
amended or waived if, but only
if, such amendment or waiver
is in writing and
is signed by (a)
the Borrower,
(b)
the
Required
Lenders
(or
the
Administrative
Agent
acting
at
the
direction
of
the
Required
Lenders)
(except as otherwise stated below to require only the consent of the Lenders affected thereby),
and (c) if the

Exhibit 10.1
rights or
duties of
the Administrative
Agent, the
L/C Issuer,
or the
Swingline
Lender are
affected
thereby,
the Administrative Agent,
the L/C Issuer,
or the Swingline Lender,
as applicable;
provided
that:
(i)
no
amendment
or
waiver
pursuant
to
this
Section 13.3
shall
(A) increase
any
Commitment
of
any
Lender
without
the
consent
of
such
Lender
or
(B) reduce
the
amount
of
or
postpone the
date for
any scheduled
payment of
any principal
of or interest
on any
Loan or
of any
Reimbursement
Obligation
or
of
any
fee
payable
hereunder
without
the
consent
of
the
Lender
to
which
such
payment
is owing
or
which
has committed
to make
such
Loan
or Letter
of
Credit
(or
participate
therein)
hereunder;
provided,
however,
that
only
the
consent
of
the
Required
Lenders
shall be necessary (i) to amend the default rate provided in Section
2.9 or to waive any obligation of
the
Borrower
to
pay
interest
or
fees
at
the
default
rate
as
set
forth
therein
or
(ii) to
amend
any
financial covenant hereunder (or
any defined term
used therein) even
if the
effect of such amendment
would be to reduce
the rate of interest or any
fee payable hereunder;
(ii)
no amendment
or waiver
pursuant
to this
Section 13.3
shall,
unless
signed
by each
Lender,
change
the
definition
of
Required
Lenders,
change
the
provisions
of
this
Section
13.3,
change
Section 13.7
in a
manner
that would
affect
the ratable
sharing
of setoffs
required
thereby,
change the
application of
payments contained
in Section 3.1
or 9.5, release
any material
Guarantor
(except as otherwise provided for in the Loan Documents), or affect the number of Lenders required to take any action
hereunder or under
any other Loan Document;
(iii)
no amendment
or waiver
pursuant
to this
Section 13.3
shall, unless
signed
by each
Lender
affected
thereby,
extend
the
Revolving
Credit
Termination
Date,
or
extend
the
stated
expiration date of
any Letter of Credit beyond
the Revolving Credit Termination
Date; and
(iv)
no amendment
to Section
11
shall be
made without
the consent
of the
Guarantor(s)
affected thereby.
Notwithstanding
anything to
the contrary
herein, (1)
no Defaulting
Lender shall have
any right to
approve
or disapprove any amendment,
waiver or consent hereunder
(and any amendment, waiver or consent
which
by its terms requires the consent of
all Lenders or each affected
Lender may be effected
with the consent of
the applicable
Lenders other
than Defaulting
Lenders), except
that (x) the
Commitment of
any Defaulting
Lender may not
be increased or
extended without the
consent of
such Lender and
(y) any waiver, amendment
or modification
requiring
the consent
of all
Lenders
or each
affected
Lender
that by
its terms
affects
any
Defaulting Lender
more adversely
than other affected
Lenders shall require
the consent of such
Defaulting
Lender,
(2) if
the Administrative
Agent
and
the Borrower
have
jointly identified
an obvious
error or
any
error
or
omission
of
a
technical
nature,
in
each
case,
in
any
provision
of
the
Loan
Documents,
then
the
Administrative
Agent
and
the
Borrower
shall
be
permitted
to
amend
such
provision,
(3)
guarantees
and
related
documents
executed
by the
Borrower
or any
other
Loan
Party in
connection
with this
Agreement
may be in a form
reasonably
determined by
the Administrative Agent
and may be amended,
supplemented
or waived without the consent of any Lender if such amendment, supplement or waiver is delivered in order
to (x) comply with local law or advice of local counsel, (y) cure ambiguities, omissions, mistakes or defects
or
(z) cause
such
guarantee
or
other
document
to
be
consistent
with
this
Agreement
and
the
other
Loan
Documents, (4) the
Borrower and the
Administrative Agent
may,
without the input
or consent of any
other
Lender,
effect
amendments
to this
Agreement
and
the other
Loan
Documents as
may
be necessary
in the
reasonable opinion
of the
Borrower and
the Administrative
Agent to
effect the
provisions
of Section 2.15
,
and (5) this Section 13.3
shall be subject to the
terms of Section 4.8
in all respects
.

Exhibit 10.1
Section 13.4.
Costs and Expenses;
Indemnification
.
(a)
Costs and Expenses.
The Borrower shall pay
(i) all reasonable and documented
out-of-pocket
expenses incurred by the Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements
of outside
counsel
for the Administrative
Agent),
in connection
with the syndication
of the
Revolving
Facility
of
any
Incremental
Term
Loan,
the
preparation,
negotiation,
execution,
delivery
and
administration
of
this
Agreement
and
the
other
Loan
Documents,
or
any
amendments,
modifications
or
waivers of the provisions
hereof or thereof (whether or not the
transactions contemplated hereby
or thereby
shall
be
consummated),
including,
without
limitation,
such
documented
fees
and
expenses
incurred
in
connection
with (x) the
creation,
perfection
or
protection
of the
Liens under
the
Loan
Documents,
if any
(including
all
title
insurance
fees
and
all
search,
filing
and
recording
fees)
and
(y) environmental
assessments,
insurance
reviews,
audits
and
valuations,
and
field
exams
as
provided
herein,
(ii) all
documented reasonable out
-of-pocket expenses incurred by any L/C Issuer in connection with the issuance,
amendment, renewal or
extension of any Letter
of Credit or
any demand for payment thereunder, and (iii) all
documented
out-of-pocket
expenses
incurred
by the
Administrative
Agent,
any
Lender
or any
L/C Issuer
(including
the
fees, charges
and
disbursements
of any
outside
counsel
for
the
Administrative
Agent,
any
Lender or
any L/C Issuer),
and shall
pay all fees
and time charges
for attorneys
who may
be employees
of
the Administrative
Agent, any
Lender or any
L/C Issuer,
in connection
with the enforcement
or protection
of its rights (A) in
connection with this Agreement and the other Loan Documents, including its rights under
this Section, or
(B) in connection
with the Loans
made or Letters
of Credit issued
hereunder,
including
all
such
documented
out-of-pocket
expenses
incurred
during
any
workout,
restructuring
or
negotiations
in
respect of such Loans or Letters of
Credit (including all such costs
and expenses incurred in connection with
any proceeding
under the
United States
Bankruptcy
Code involving
the Borrower or
any other
Loan Party
as a debtor thereunder).
(b)
Indemnification
by
the
Loan
Parties.
Each
Loan
Party
shall
indemnify
the
Administrative
Agent (and
any sub-agent thereof),
each Lender
and each L/C
Issuer,
and each
Related Party
of any of
the
foregoing
Persons
(each
such
Person
being
called
an
“Indemnitee”
)
against,
and
hold
each
Indemnitee
harmless
from,
any
and
all
losses,
claims,
damages,
liabilities
and
related
expenses
(including
the
fees,
charges
and
disbursements
of
any
outside
counsel
for
any
Indemnitee),
incurred
by
any
Indemnitee
or
asserted against any Indemnitee by any Person (including any third party or the Borrower or any other Loan
Party) arising
out of,
in connection
with, or
as a
result of
(i) the execution
or delivery
of this
Agreement,
any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by
the
parties
hereto
of
their
respective
obligations
hereunder
or
thereunder
or
the
consummation
of
the
transactions
contemplated
hereby
or
thereby,
or,
in
the
case
of
Administrative
Agent
(and
any
sub-agent
thereof), any Swingline
Lender and L/C
Issuer, and their Related
Parties, the
administration and enforcement
of
this
Agreement
and
the
other
Loan
Documents
(including
all
such
costs
and
expenses
incurred
in
connection
with any
proceeding
under the
United States
Bankruptcy
Code involving
the Borrower
or any
other Loan Party as a debtor
thereunder), (ii) any
Loan or Letter of Credit or
the use or proposed
use of the
proceeds therefrom
(including any refusal by
any L/C Issuer to honor a demand for
payment under a Letter
of Credit if the documents
presented in connection
with such demand do not strictly comply
with the terms
of such Letter of Credit),
(iii) any Environmental
Claim or Environmental
Liability,
including with respect
to the actual or alleged presence
or Release of Hazardous Materials, wastes,
or products, including
manure,
at, on or from any property owned or operated by any Loan Party or any of its Subsidiaries or at any off-site
location,
related in
any way
to any
Loan Party
or any
of its
Subsidiaries, or
(iv) any
actual
or prospective
claim, litigation,
investigation
or proceeding
relating
to any
of
the
foregoing,
whether
based
on contract,
tort or any
other theory,
whether brought
by a
third party or
by the Borrower
or any
other Loan
Party,
and
regardless
of
whether
any
Indemnitee
is
a
party
thereto
(including,
without
limitation,
any
settlement

Exhibit 10.1
arrangement
arising
from
or
relating
to
the foregoing);
provided
that such
indemnity
shall
not, as
to
any
Indemnitee, be available to
the extent that
such losses, claims,
damages, liabilities or related
expenses (x) are
determined by a court of competent
jurisdiction by final and nonappealable
judgment to have resulted from
the
gross
negligence
or
willful misconduct
of
such
Indemnitee
or
(y) result
from
a
claim
brought
by
the
Borrower
or
any
other
Loan
Party
against
an
Indemnitee
for
breach
in
bad
faith
of
such
Indemnitee’s
obligations hereunder
or under any other
Loan Document, if the Borrower or
such Loan Party has
obtained
a
final
and
nonappealable
judgment
in
its
favor
on
such
claim
as
determined
by
a
court
of
competent
jurisdiction.
This subsection
(b) shall not
apply with
respect to
Taxes
other
than any
Taxes
that represent
losses, claims, damages,
etc. arising from any non
-Tax claim.
(c)
Reimbursement
by
Lenders.
To
the
extent
that
(i) the
Loan
Parties
for
any
reason
fail
to
indefeasibly pay
any amount required
under subsection
(a) or (b) of
this Section to be
paid by any
of them
to the
Administrative Agent (or
any sub-agent thereof),
any L/C Issuer, any Swingline Lender
or any Related
Party
or
(ii) any
liabilities,
losses,
damages,
penalties,
actions,
judgments,
suits,
costs,
expenses
or
disbursements
of
any
kind
or
nature
whatsoever
are
imposed
on,
incurred
by,
or
asserted
against,
Administrative
Agent,
the L/C
Issuer,
any
Swingline
Lender
or a
Related
Party in
any
way relating
to or
arising
out of
this Agreement
or any
other
Loan
Document
or any
action
taken or
omitted
to be
taken by
Administrative
Agent,
the
L/C Issuer,
any
Swingline
Lender
or
a
Related
Party
in
connection
therewith,
then, in each case,
each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), such L/C Issuer,
such Swingline
Lender or
such Related
Party,
as the case
may be,
such Lender’s
pro rata
share (determined
as of the time that
the applicable unreimbursed
expense or indemnity
payment is sought
based on each Lender’s
share of the Total
Credit Exposure
at such time) of such
unpaid amount (including
any such
unpaid amount
in respect of
a claim asserted
by such
Lender);
provided
that with respect
to such
unpaid amounts owed to any L/C Issuer or Swingline Lender solely in its capacity as such, only the Lenders
party
to
the
Revolving
Facility
shall
be
required
to
pay
such
unpaid
amounts, such
payment
to
be
made
severally among them based on such Lenders’ pro rata share (determined as of the time that the applicable
unreimbursed expense or
indemnity payment is sought based on each such Lender’s
share of the Revolving
Credit Exposure
at such
time); and
provided,
further,
that the
unreimbursed
expense
or indemnified
loss,
claim,
damage,
liability
or
related
expense,
as
the
case
may
be,
was
incurred
by
or
asserted
against
the
Administrative Agent
(or any such sub
-agent), such L/C Issuer
or such Swingline
Lender in its capacity
as
such, or against any Related
Party of any of the foregoing
acting for the Administrative Agent
(or any such
sub-agent), such L/C
Issuer or
any such Swingline Lender in
connection with such capacity.
The obligations
of the Lenders under
this subsection (c) are subject
to the provisions of
Section 13.15.
(d)
Waiver
of Consequential Damages,
Etc.
To the
fullest extent permitted by
applicable law,
the
Loan Parties
shall not
assert, and hereby waives,
any claim against
any Indemnitee,
on any theory of
liability,
for special, indirect, consequential
or punitive damages (as opposed to direct or actual
damages) arising out
of,
in
connection
with,
or
as
a
result
of,
this
Agreement,
any
other
Loan
Document
or
any
agreement
or
instrument
contemplated
hereby,
the
transactions
contemplated
hereby
or
thereby,
any
Loan
or
Letter
of
Credit, or the use of the proceeds
thereof.
No Indemnitee referred
to in subsection (b) above
shall be liable
for
any
damages
arising
from
the
use
by
unintended
recipients
of
any
information
or
other
materials
distributed
by
it
through
telecommunications,
electronic
or
other
information
transmission
systems
in
connection
with this
Agreement
or the
other
Loan Documents
or the
transactions contemplated
hereby
or
thereby.
(e)
Payments.
All amounts
due
under
this
Section
shall
be payable
not
later
than
30 days
after
demand therefor.

Exhibit 10.1
(f)
Survival.
Each party’s obligations
under this Section shall survive the termination of
the Loan
Documents and payment
of the obligations
hereunder.
Section 13.5.
No Waiver,
Cumulative Remedies.
No delay or
failure on the
part of
the Administrative
Agent, the L/C Issuer,
or any Lender,
or on the
part of the
holder or holders
of any of
the Obligations, in
the
exercise
of
any
power
or
right
under
any
Loan
Document
shall
operate
as
a
waiver
thereof
or
as
an
acquiescence in any default, nor shall any single or partial exercise of any power or right preclude any other or further
exercise thereof
or the exercise
of any
other power
or right.
The rights
and remedies
hereunder
of
the
Administrative
Agent,
the
L/C Issuer,
the
Lenders,
and
of
the
holder
or
holders
of
any
of
the
Obligations
are
cumulative
to,
and
not
exclusive
of,
any
rights
or
remedies
which
any
of
them
would
otherwise have.
Section 13.6.
Right
of
Setoff.
In
addition
to
any
rights
now
or
hereafter
granted
under
the
Loan
Documents
or applicable
law and
not by
way of
limitation of
any such
rights, if
an Event
of Default
shall
have
occurred
and
be continuing,
each
Lender,
each
L/C Issuer,
and
each
of their
respective
Affiliates
is
hereby authorized at
any time and
from time to
time, to the
fullest extent permitted
by applicable law,
to set
off
and
apply
any
and
all deposits
(general
or
special,
time
or
demand,
provisional
or
final,
in
whatever
currency) at any time held, and other obligations (in whatever currency) at any time owing, by such Lender, such L/C Issuer or
any such Affiliate,
to or for the
credit or
the account of
the Borrower or
any other
Loan
Party against
any
and all
of the
obligations
of the
Borrower or
such
Loan Party
now
or hereafter
existing
under
this Agreement
or any
other
Loan
Document
to such
Lender or
such L/C
Issuer
or their
respective
Affiliates, irrespective
of whether or
not such Lender,
L/C Issuer or
Affiliate shall
have made any
demand
under this
Agreement or any
other Loan
Document and
although such obligations
of the Borrower
or such
Loan Party
may be
contingent or
unmatured or
are owed
to a branch,
office or Affiliate
of such
Lender or
such L/C
Issuer different
from the
branch, office
or Affiliate
holding such
deposit or
obligated on
such
indebtedness; provided
that in the
event that any
Defaulting Lender
shall exercise
any such
right of setoff,
(x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance
with the provisions
of Section 2.13
and, pending
such payment, shall
be segregated
by such
Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent,
the L/C
Issuers, and the Lenders,
and (y) the Defaulting Lender shall
provide promptly to the
Administrative
Agent
a statement
describing
in
reasonable
detail the
Obligations
owing
to
such
Defaulting
Lender
as
to
which
it exercised
such
right
of
setoff.
The
rights
of
each
Lender,
each
L/C Issuer
and
their
respective
Affiliates under
this Section
are in
addition
to other
rights and
remedies
(including
other rights
of setoff)
that
such
Lender,
such
L/C
Issuer
or
their
respective
Affiliates
may
have.
Each
Lender
and
L/C
Issuer
agrees to notify the
Borrower and the Administrative Agent
promptly after any such
setoff and application;
provided
that the failure to give such
notice shall not affect
the validity of such
setoff and application.
Section 13.7.
Sharing of Payments by Lenders.
If any Lender shall, by exercising any right of setoff
or counterclaim
or otherwise,
obtain payment
in respect
of any
principal of or
interest on
any of
its Loans
or other obligations
hereunder resulting
in such Lender receiving
payment of a proportion
of the aggregate
amount
of its
Loans
and
accrued
interest thereon
or other
such
obligations
greater
than
its pro
rata share
thereof
as
provided
herein,
then
the
Lender
receiving
such
greater
proportion
shall
(a) notify
the
Administrative Agent
of such fact, and
(b) purchase (for cash
at face value) participations
in the Loans and
such
other
obligations
of the
other
Lenders, or
make
such other
adjustments as
shall be
equitable,
so that
the benefit
of all
such
payments
shall be
shared
by the
Lenders
ratably
in
accordance
with the
aggregate
amount
of
principal
of
and
accrued
interest
on
their
respective
Loans
and
other
amounts
owing
them;
provided that:

Exhibit 10.1
(a)
if any such participations
are purchased and all or any
portion of the payment giving
rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery,
without interest; and
(b)
the provisions of
this Section shall not
be construed to apply to
(x) any payment made
by the Borrower pursuant
to and in accordance with the
express terms of this Agreement
(including
the
application
of
funds
arising
from
the
existence
of
a
Defaulting
Lender),
or
(y) any
payment
obtained
by a
Lender as
consideration
for the
assignment of
or sale
of a
participation
in any
of its
Loans
or
participations
in
L/C Obligations
to
any
assignee
or
participant,
other
than
to
any
Loan
Party or any Subsidiary
thereof (as to which the
provisions of this Section
shall apply).
Each Loan Party consents to the
foregoing and agrees, to the extent
it may effectively do so
under applicable
law, that any
Lender acquiring
a participation pursuant to the foregoing
arrangements may exercise
against
each Loan Party
rights of setoff
and counterclaim with respect to
such participation as fully
as if
such Lender
were a direct creditor of each
Loan Party in the amount
of such participation.
Section 13.8.
Survival of Representations.
All representations and warranties
made herein or in any
other
Loan
Document
or
in
certificates
given
pursuant
hereto
or
thereto
shall
survive
the
execution
and
delivery of
this Agreement
and the
other Loan
Documents, and
shall continue in
full force
and
effect with
respect to the date as
of which they were
made as long as any
credit is in use or available
hereunder.
Section 13.9.
Survival
of
Indemnities.
All
indemnities
and
other
provisions
relative
to
reimbursement
to the Lenders
and L/C Issuer
of amounts
sufficient to
protect the yield
of the Lenders
and
L/C Issuer with
respect
to the Loans
and Letters
of Credit,
including,
but not
limited to,
Sections 4.1,
4.4,
4.5,
and
13.4,
shall
survive
the
termination
of
this
Agreement
and
the
other
Loan
Documents
and
the
payment of the
Obligations.
Section 13.10.
Counterparts;
Integration; Effectiveness
.
(a)
Counterparts;
Integration;
Effectiveness.
This
Agreement
may
be
executed
in
counterparts
(and by different
parties hereto in different
counterparts), each
of which shall constitute
an original, but
all
of
which
when
taken
together
shall
constitute
a
single
contract.
This
Agreement
and
the
other
Loan
Documents,
and
any separate
letter agreements
with respect
to fees
payable
to the
Administrative
Agent,
constitute the
entire contract
among the parties
relating to the
subject matter hereof
and supersede any
and
all previous agreements and understandings, oral or written, relating to the subject matter hereof.
Except as
provided
in
Section
7.2,
this
Agreement
shall
become
effective
when
it shall
have
been
executed
by
the
Administrative Agent and when the
Administrative Agent shall
have received counterparts hereof
that, when
taken together,
bear the signatures
of each of
the other parties
hereto.
Delivery of an
executed counterpart
of
a
signature
page
of
this
Agreement
by
facsimile
or
in
electronic
(e.g.,
“pdf”
or
“tif”)
format
shall
be
effective as delivery
of a manually executed
counterpart of this Agreement.
(b)
Electronic
Execution
of
Assignments.
The
words
“execution,”
“signed,”
“signature,”
and
words of
like import
in any
Assignment
and Assumption
shall be
deemed
to include
electronic signatures
or
the
keeping
of
records
in
electronic
form,
each
of
which
shall
be
of
the same
legal
effect,
validity
or
enforceability
as a
manually
executed
signature
or the
use of
a paper
-based recordkeeping
system,
as the
case
may
be,
to
the
extent
and
as
provided
for
in
any
applicable
law,
including
the
Federal
Electronic
Signatures in Global and
National Commerce
Act, the Illinois
State Electronic
Commerce Security Act,
or
any other similar state laws
based on the
Uniform Electronic Transactions
Act.

Exhibit 10.1
Section 13.11.
Headings.
Section headings
used
in this
Agreement
are for
reference
only and
shall
not affect the construction
of this Agreement.
Section 13.12.
Severability
of
Provisions
.
Any
provision
of
any
Loan
Document
which
is
unenforceable
in
any
jurisdiction
shall,
as
to
such
jurisdiction,
be
ineffective
to
the
extent
of
such
unenforceability
without
invalidating
the
remaining
provisions
hereof
or
affecting
the
validity
or
enforceability of such
provision in any
other jurisdiction.
All rights, remedies
and powers provided
in this
Agreement and the other Loan Documents may be exercised only to the extent that the exercise thereof does
not violate any applicable
mandatory provisions
of law,
and all the provisions
of this Agreement
and other
Loan
Documents
are intended
to
be subject
to
all applicable
mandatory
provisions
of
law
which
may
be
controlling and to be limited
to the extent necessary so that they will not render this Agreement or the other
Loan Documents invalid
or unenforceable.
Section 13.13.
Construction
.
The parties
acknowledge and
agree that
the Loan Documents
shall not
be construed more
favorably in favor of any party
hereto based upon which party drafted
the same, it being
acknowledged
that
all parties
hereto
contributed
substantially
to
the negotiation
of
the
Loan
Documents.
The provisions of
this Agreement relating to Subsidiaries
shall only apply
during such times
as the Borrower
has one or more
Subsidiaries.
Section 13.14.
Excess Interest
.
Notwithstanding any
provision to the contrary
contained herein or
in
any
other
Loan
Document,
no
such
provision
shall
require
the
payment
or
permit
the
collection
of
any
amount of interest in excess
of the maximum
amount of interest
permitted by
applicable
law to be charged
for
the
use
or
detention,
or
the
forbearance
in
the
collection,
of
all or
any
portion
of
the
Loans
or
other
obligations
outstanding
under
this
Agreement
or
any
other
Loan
Document
(
“Excess
Interest”
).
If
any
Excess Interest is provided
for, or is adjudicated
to be provided for, herein
or in any other Loan Document,
then in
such event
(a) the provisions
of this Section
shall govern
and control, (b) neither
the Borrower
nor
any
guarantor
or
endorser
shall
be
obligated
to
pay
any
Excess
Interest,
(c) any
Excess
Interest
that
the
Administrative Agent or any Lender may have received
hereunder shall, at the option of the Administrative
Agent, be (i) applied as a credit against the then outstanding principal amount of Obligations hereunder and
accrued
and
unpaid
interest
thereon
(not
to
exceed
the
maximum
amount
permitted
by
applicable
law),
(ii) refunded
to
the
Borrower,
or
(iii) any
combination
of
the
foregoing,
(d) the
interest
rate
payable
hereunder
or under
any other
Loan Document
shall be
automatically subject
to reduction
to the maximum
lawful contract
rate allowed
under applicable
usury laws
(the
“Maximum Rate”
), and this
Agreement
and
the
other
Loan
Documents
shall be
deemed
to have
been,
and
shall
be,
reformed
and
modified
to
reflect
such reduction in the relevant
interest rate, and (e) neither the
Borrower nor any guarantor or endorser
shall
have any action against
the Administrative Agent or any Lender
for any damages whatsoever arising
out of
the payment
or collection
of any
Excess Interest.
Notwithstanding
the foregoing, if
for any period
of time
interest on any of Borrower’s
Obligations is calculated at the Maximum
Rate rather than the applicable rate
under this Agreement, and
thereafter such applicable rate becomes
less than the Maximum Rate, the rate of
interest payable
on the
Borrower’s
Obligations
shall remain
at the
Maximum Rate
until the
Lenders
have
received
the
amount
of
interest
which
such
Lenders
would
have
received
during
such
period
on
the
Borrower’s Obligations
had the rate of interest not
been limited to the Maximum
Rate during such
period.
Section 13.15.
Lender’s
and
L/C Issuer’s
Obligations
Several
.
The
obligations
of
the
Lenders
and
L/C Issuer hereunder are several and not joint.
Nothing contained in this Agreement and no action taken by
the
Lenders
or
L/C Issuer
pursuant
hereto
shall
be
deemed
to
constitute
the
Lenders
and
L/C Issuer
a
partnership, association,
joint venture or other
entity.

Exhibit 10.1
Section 13.16.
No
Advisory
or
Fiduciary
Responsibility
.
In
connection
with
all
aspects
of
each
transaction
contemplated
hereby
(including
in
connection
with
any
amendment,
waiver
or
other
modification
hereof
or
of
any
other
Loan
Document),
each
Loan
Party
acknowledges
and
agrees,
and
acknowledges
its
Affiliates’
understanding,
that:
(a) (i) no
fiduciary,
advisory
or
agency
relationship
between any Loan Party and its Subsidiaries and the Administrative Agent,
the L/C Issuer, or any Lender is
intended
to be or
has been
created in respect
of the transactions
contemplated hereby
or by
the other Loan
Documents, irrespective
of whether the Administrative
Agent, the L/C Issuer, or any
Lender has advised or
is advising
any Loan
Party or any
of its Subsidiaries
on other
matters, (ii) the
arranging
and other services
regarding
this
Agreement
provided
by
the
Administrative
Agent,
the
L/C
Issuer,
and
the
Lenders
are
arm’s-length
commercial transactions
between such Loan
Parties and their
Affiliates, on the one
hand, and
the
Administrative
Agent,
the
L/C
Issuer,
and
the
Lenders,
on
the
other
hand,
(iii) each
Loan
Party
has
consulted its own legal, accounting,
regulatory and tax advisors to the extent that it has deemed appropriate
and
(iv) each
Loan
Party
is
capable
of
evaluating,
and
understands
and
accepts,
the
terms,
risks
and
conditions
of
the
transactions
contemplated
hereby
and
by
the
other
Loan
Documents;
and
(b) (i) the
Administrative Agent, the
L/C Issuer, and the Lenders each is and
has been acting solely as a principal and,
except as
expressly agreed
in writing by
the relevant
parties, has not
been, is not,
and will not
be acting as
an advisor, agent or
fiduciary for any Loan
Party or any of
its Affiliates, or any
other Person; (ii) none of
the Administrative
Agent,
the L/C
Issuer,
and the
Lenders has
any obligation
to any
Loan Party
or any
of
its Affiliates
with
respect
to
the
transactions
contemplated
hereby
except
those
obligations
expressly
set
forth herein
and in
the other
Loan
Documents; and
(iii) the Administrative
Agent,
the L/C
Issuer,
and
the
Lenders and their
respective Affiliates may be engaged, for their
own accounts or the
accounts of customers,
in
a
broad
range
of
transactions
that
involve
interests
that
differ
from
those
of
any
Loan
Party
and
its
Affiliates,
and
none
of
the
Administrative
Agent,
the
L/C
Issuer,
and
the
Lenders
has
any
obligation
to
disclose
any
of such
interests to
any
Loan
Party or
its Affiliates.
To
the fullest
extent
permitted
by
law,
each Loan Party hereby
waives and releases
any claims that
it may have
against the Administrative
Agent,
the L/C Issuer,
and the Lenders
with respect to any
breach or alleged
breach of agency
or fiduciary duty
in
connection with any
aspect of any transaction
contemplated hereby
.
Section 13.17.
Governing Law; Jurisdiction;
Consent to Service of Process
.
(a) This Agreement, the
Notes and
the other
Loan
Documents
(except as
otherwise specified
therein), and
the rights
and duties
of
the
parties
hereto,
shall
be construed
and
determined
in
accordance
with
the
laws
of
the
State of
Illinois
without
regard
to
conflicts
of
law
principles
that
would
require
application
of
the
laws
of
another
jurisdiction.
(b)
Each party
hereto hereby
irrevocably
and unconditionally
submits, for
itself and
its property,
to the nonexclusive
jurisdiction of the
United States
District Court for
the Northern
District of Illinois
and
of any
Illinois State
court
sitting in
the City
of Chicago,
and any
appellate court
from any
thereof,
in any
action or proceeding
arising out of or relating
to any Loan
Document, or for recognition
or enforcement
of
any judgment, and each party hereto hereby irrevocably and
unconditionally agrees that all claims in respect
of any
such action or proceeding
may be heard
and determined
in such Illinois State
court or,
to the
extent
permitted by
applicable Legal
Requirements, in
such federal
court.
Each party hereto
hereby agrees
that a
final
judgment
in
any
such
action
or
proceeding
shall
be
conclusive
and
may
be
enforced
in
other
jurisdictions
by suit
on the
judgment
or in
any other
manner provided
by applicable
Legal Requirements.
Nothing
in
this
Agreement
or
any
other
Loan
Document
or
otherwise
shall
affect
any
right
that
the
Administrative Agent,
the L/C Issuer
or any Lender
may otherwise have
to bring
any action or proceeding
relating
to
this
Agreement
or
any
other
Loan
Document
against
the
Borrower
or
any
Guarantor
or
its
respective properties
in the courts of any
jurisdiction.

Exhibit 10.1
(c)
Each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent permitted by applicable Legal Requirements, any objection
which it may now or hereafter have to the laying of venue
of any
suit, action
or proceeding
arising out
of or relating
to this
Agreement or
any other
Loan Document
in
any
court
referred
to
in
Section 13.17(b).
Each
party
hereto
hereby
irrevocably
waives,
to
the
fullest
extent
permitted
by
applicable
Legal
Requirements,
the
defense
of
an
inconvenient
forum
to
the
maintenance of such
action or proceeding in any
such court.
(d)
Each
party
to
this
Agreement
irrevocably
consents
to
service
of
process
in
any
action
or
proceeding arising
out of or relating to any
Loan Document, in the manner
provided for notices
(other than
telecopy or e-mail) in Section
13.1.
Nothing in this Agreement
or any other Loan Document will affect the
right of
any
party
to this
Agreement
to serve
process
in
any
other
manner
permitted
by applicable
Legal
Requirements.
Section 13.18.
Waiver of Jury Trial
.
Each party hereto
hereby irrevocably waives, to the
fullest extent
permitted by applicable Legal Requirements, any right it may have to a trial by jury in any legal proceeding directly
or
indirectly
arising
out
of
or
relating
to
any
Loan
Document
or
the
transactions
contemplated
thereby
(whether
based
on
contract,
tort
or
any
other
theory).
Each
party
hereto
(a) certifies
that
no
representative, agent
or attorney of any
other party has represented,
expressly or otherwise,
that such other
party would
not, in the
event of
litigation, seek
to enforce
the foregoing
waiver and
(b) acknowledges
that
it and the
other parties
hereto have
been induced
to enter
into this
Agreement
by,
among
other things,
the
mutual waivers and
certifications in this Section.
Section 13.19.
USA Patriot Act
.
Each Lender and L/C Issuer that is subject to the requirements of the
USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act” ) hereby notifies the
Borrower
that
pursuant
to
the
requirements
of
the
Act,
it
is
required
to
obtain,
verify,
and
record
information that identifies the Borrower,
which information includes
the name and address of the Borrower
and other information that will allow such Lender or L/C Issuer to identify the Borrower in accordance with the Act.
Section 13.20.
Confidentiality
.
Each
of
the
Administrative
Agent,
the
Lenders
and
the
L/C Issuers
agree to maintain the
confidentiality of the Information
(as defined below), except that
Information may be
disclosed
(a) to its Affiliates
and to
its Related
Parties (it being
understood
that the Persons
to whom
such
disclosure is made will be informed of the confidential nature of such Information and instructed and agrees to keep
such Information confidential);
(b) to the
extent required
by any regulatory
authority purporting
to
have
jurisdiction
over
such
Person
or its
Related
Parties
(including
any
self-regulatory
authority,
such
as
the
National
Association
of
Insurance
Commissioners);
(c) to
the
extent
required
by
applicable
laws
or
regulations or by any subpoena or similar legal process; (d) to any other party hereto; (e) in connection with the
exercise
of
any
remedies
hereunder
or
under
any
other
Loan
Document
or
any
action
or
proceeding
relating
to
this
Agreement
or
any
other
Loan
Document
or
the
enforcement
of
rights
hereunder
or
thereunder; (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee
of or Participant in, or any prospective
assignee of or Participant in, any
of its rights and
obligations under this Agreement, or (ii) any actual or prospective party (or its Related Parties) to any swap, derivative
or other
transaction
under which
payments are
to be made
by reference
to the Borrower
and its
obligations,
this Agreement
or payments
hereunder;
(g) on
a confidential
basis to
(i) any
rating agency
in
connection with rating any Loan Party or its
Subsidiaries or the Revolving Facility or any Incremental Term
Loan or (ii) the
CUSIP Service Bureau or
any similar agency in
connection with the
issuance and monitoring
of CUSIP numbers
with respect
to the Revolving
Facility or
Incremental
Term
Loan;
(h) with the
consent
of the Borrower;
or (i) to the
extent such
Information
(x) becomes
publicly available
other than
as a result

Exhibit 10.1
of
a
breach
of
this
Section,
or
(y) becomes
available
to
the
Administrative
Agent,
any
Lender,
any
L/C
Issuer or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower.
For purposes of this Section, “Information”
means all information
received from a Loan Party or any of its
Subsidiaries relating
to a
Loan Party
or any
of its
Subsidiaries or
any of
their respective
businesses,
other
than any such
information that is available
to the Administrative
Agent, any Lender
or any L/C Issuer on
a
nonconfidential basis prior to disclosure by a Loan Party
or any of its
Subsidiaries;
provided
that, in the case
of information received
from a Loan Party or any
of its Subsidiaries after the date
hereof, such information
is clearly identified at the time of
delivery as confidential
or is information that
is not made available
to the
public and as such
whether or not marked
as confidential is
to be held in
confidence
by the recipient.
Any
Person required to
maintain the confidentiality of Information as
provided in this Section
shall be considered
to have complied with
its obligation to
do so
if such Person
has exercised the same
degree of care
to maintain
the confidentiality of
such Information as such
Person would accord
to its own confidential information.
Section 13.21.
Acknowledgement
and
Consent
to
Bail-In
of
EEA
Financial
Institutions.
Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or
understanding
among any
such parties,
each party
hereto (including
any party becoming
a party
hereto by
virtue of an Assignment
and Assumption) acknowledges
that any liability of any
EEA Financial Institution
arising under any Loan
Document, to
the extent such
liability is unsecured, may be
subject to the
write-down
and conversion powers of an
EEA Resolution Authority and
agrees and consents to, and acknowledges
and
agrees to be bound
by:
(a)
the application
of any
Write-Down
and
Conversion
Powers by
an EEA
Resolution
Authority
to any
such liabilities
arising
hereunder
which may
be payable
to it by
any
party hereto
that is an EEA Financial
Institution; and
(b)
the effects of any
Bail-in Action on any
such liability,
including, if applicable:
(i)
a reduction in full or in part
or cancellation of
any such liability;
(ii)
a
conversion
of
all,
or
a
portion
of,
such
liability
into
shares
or
other
instruments
of
ownership
in
such
EEA
Financial
Institution,
its
parent
undertaking,
or
a
bridge institution
that may
be issued
to it or otherwise
conferred
on it, and
that such
shares
or other instruments
of ownership will
be accepted
by it in lieu of
any rights with respect
to
any such liability under
this Agreement or any other
Loan Document; or
(iii)
the variation
of the terms
of such
liability in connection
with the exercise
of
the write-down and
conversion powers of any
EEA Resolution Authority.
Section 13.22.
Amendment
and
Restatement
.
This
Agreement
amends
and
restates
the
Existing
Credit
Agreement
and
is not
intended
to
be or
operate
as
a novation
or an
accord
and
satisfaction
of
the
Existing Credit Agreement
or the indebtedness,
obligations and
liabilities of the Loan
Parties evidenced
or
provided for thereunder.
Section 13.23.
Acknowledgement
Regarding
Any Supported
QFCs.
(a)
To the
extent that
the Loan
Documents
provide
support,
through
a
guarantee
or
otherwise,
for
Hedge
Agreements
or
any
other
agreement
or
instrument
that
is
a
QFC
(such
support,
“QFC
Credit
Support”
,
and
each
such
QFC,
a
“Supported
QFC”
), the
parties
acknowledge
and agree
as follows
with respect
to the
resolution power
of
the Federal Deposit
Insurance Corporation under the Federal
Deposit Insurance Act
and Title II of the
Dodd-

Exhibit 10.1
Frank
Wall
Street
Reform
and
Consumer
Protection
Act
(together
with
the
regulations
promulgated
thereunder,
the
“U.S.
Special
Resolution
Regimes”
)
in
respect
of
such
Supported
QFC
and
QFC
Credit
Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported
QFC may in fact be stated to be
governed
by the laws of the State of New York
and/or of the United
States
or any other state of
the United States):
In the
event
a Covered
Entity that
is party
to a
Supported
QFC (each,
a
“Covered
Party”
)
becomes
subject
to
a
proceeding
under
a
U.S.
Special
Resolution
Regime,
the
transfer
of
such
Supported
QFC and
the benefit
of such
QFC Credit
Support (and
any interest
and obligation
in or
under such
Supported QFC and such
QFC Credit
Support, and any
rights in
property securing
such
Supported QFC or such QFC Credit Support) from such Covered
Party will be effective to the same
extent as the transfer
would be effective under
the U.S. Special Resolution Regime
if the Supported
QFC and
such
QFC Credit
Support
(and any
such interest,
obligation
and
rights in
property)
were
governed
by the
laws
of
the United
States
or
a
state
of
the United
States. In
the
event
a
Covered
Party
or
a
BHC
Act
Affiliate
of
a
Covered
Party
becomes
subject
to
a
proceeding
under
a
U.S.
Special Resolution
Regime, Default
Rights under
the Loan
Documents
that might
otherwise apply
to
such
Supported
QFC or
any
QFC
Credit
Support
that
may
be
exercised
against
such
Covered
Party are permitted to be exercised
to no greater extent
than such Default Rights
could be exercised
under
the
U.S.
Special
Resolution
Regime
if
the
Supported
QFC
and
the
Loan
Documents
were
governed
by the
laws of the
United States
or a state
of the United
States. Without
limitation of
the
foregoing,
it
is
understood
and
agreed
that
rights
and
remedies
of
the
parties
with
respect
to
a
Defaulting Lender shall in
no event affect the
rights of any
Covered Party with
respect to a
Supported
QFC or any QFC Credit Support.
(b)
Certain Defined Terms.
As used in Section
13.23(a):
“
BHC Act
Affiliate”
of a
party
means
an “affiliate”
(as such
term
is
defined under, and interpreted in accordance with, 12 U.S.C.
1841(k)) of such
party.
“Covered
Entity”
means any
of the
following:
(i) a “covered
entity”
as
that
term
is
defined
in,
and
interpreted
in
accordance
with,
12
C.F.R.
§
252.82(b); (ii)
a “covered
bank” as that
term is defined
in, and
interpreted in
accordance
with, 12 C.F.R.
§ 47.3(b);
or (iii) a
“covered
FSI” as that
term is
defined in, and interpreted
in accordance with, 12 C.F.R.
§ 382.2(b).
“Default Right”
has the meaning assigned to that term in,
and shall be
interpreted
in
accordance
with,
12
C.F.R.
§§
252.81,
47.2
or
382.1,
as
applicable.
“QFC”
has the meaning
assigned to the term
“qualified financial
contract” in, and shall be
interpreted in
accordance with, 12
U.S.C. 5390(c)(8)(D).
[S
IGNATURE
P
AGES TO
F
OLLOW
]

Exhibit 10.1
This Second
Amended and
Restated Credit
Agreement
is entered
into between
us for the
uses and
purposes hereinabove
set forth as of the date first above
written.
“B
ORROWER
”
C
AL
-M
AINE
F
OODS
, I
NC
.
By ___________________________________
Max Bowman
Vice President
– Chief Financial Officer
“G
UARANTORS
”
A
MERICAN
E
GG
P
RODUCTS
, LLC
By ___________________________________
Max Bowman
Vice President
– Chief Financial Officer
of
Cal-Maine Foods, Inc.
B
ENTON
C
OUNTY
F
OODS
, LLC
By ___________________________________
Max Bowman
Vice President
– Chief Financial Officer
of
Cal-Maine Foods, Inc.

Exhibit 10.1
C
AL
-M
AINE
R
EAL
E
STATE
LLC
By ___________________________________
Max Bowman
Vice President
– Chief Financial Officer
of
Cal-Maine Foods, Inc.
T
EXAS
E
GG
P
RODUCTS
, LLC
By ___________________________________
Max Bowman
Vice President
– Chief Financial Officer
of
Cal-Maine Foods, Inc.
E
CHO
L
AKE
F
OODS
, LLC
By ___________________________________
Max Bowman
Vice President
– Chief Financial Officer
of
Cal-Maine Foods, Inc.
M
EADOWCREEK
F
OODS
LLC
By ___________________________________
Max Bowman
Vice President
– Chief Financial Officer
of
Cal-Maine Foods, Inc.

Exhibit 10.1
“A
DMINISTRATIVE
A
GENT AND
L/C I
SSUER
”
BMO B
ANK
N.A. (
FORMERLY
KNOWN AS
BMO H
ARRIS
B
ANK
N.A.),
as L/C Issuer and as
Administrative
Agent
By:
__________________________________
Name
______________________________
Title
_______________________________

Exhibit 10.1
“L
ENDERS
”
BMO B
ANK
N.A. (
FORMERLY
KNOWN AS
BMO H
ARRIS
B
ANK
N.A.)
By:
__________________________________
Name
______________________________
Title
_______________________________

Exhibit 10.1
“L
ENDERS
”
G
REEN
S
TONE
F
ARM
C
REDIT
S
ERVICES
, ACA
By ___________________________________
Name
______________________________
Title
_______________________________

Exhibit 10.1
A
G
F
IRST
F
ARM
C
REDIT
B
ANK
By ___________________________________
Name
______________________________
Title
_______________________________

Exhibit 10.1
C
OMPEER
F
INANCIAL
, ACA
By ___________________________________
Name
______________________________
Title
_______________________________

Exhibit 10.1
F
ARM
C
REDIT
B
ANK OF
T
EXAS
By ___________________________________
Name
______________________________
Title
_______________________________